UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report
December 31, 2018

83.13
57.30
74.40
57.01
14.38
+1.19
+1.80
+5.09
+1.19
+1.80
2.65

Presidents’

Message

Dear Investor:

Following a reset of economic expectations in February 2018 associated with rising rates, globally diversified portfolios gained ground with very low volatility through September. In October, concerns over a trade war with China triggered a sell-off and a spike in volatility that carried through the end of the year. This decline played out in spite of a fairly strong domestic economy.

The U.S. economy posted 3.0 percent Gross Domestic Product (GDP) growth in 2018 bolstered by tax cuts and strong corporate profits. The labor market remained tight, with the unemployment rate dropping to 3.9 percent by year end. Consumer confidence also remained strong, hitting an eighteen year high during the fourth quarter.

Market participants had many concerns with a continued focus on slowing global growth from tariffs, the potential for a longer trade war with China, and the risk that the Federal Reserve would continue to raise short term interest rates aggressively in 2019. Geopolitical risk in the Middle East and Asia as well as the possibility of a poorly executed Brexit also weighed on the markets. Lastly, higher long-term interest rates, along with a divided U.S. government, also contributed to investors’ concerns.

Equity Markets

Most major equity indices posted negative returns in 2018. The S&P 500® Index, which is a large cap domestic index, provided a -4.4 percent total return for the year. However, large cap stocks substantially outperformed mid-cap and small cap stocks, as illustrated in the table below. The S&P MidCap 400® Index posted a total return of -11.1 percent, while the Russell 2000® Index of small cap stocks posted a total return of -11.0 percent. Growth stocks outperformed value stocks again in 2018, as shown by the

Michael J. DeWeirdt, CFA, FRM	Gary R. Rodmaker, CFA, FLMI
President, Ohio National Fund, Inc.	President, Ohio National Investments, Inc.

S&P 500® Growth Index, providing a total return of 0.0 percent, compared to the S&P 500® Value Index total return of -9.0 percent. Foreign and emerging market stocks provided the least favorable returns in 2018. The MSCI All Country World ex-US Index (Net – USD) posted a total return of -14.2 percent, while the MSCI Emerging Markets Index posted a total return of -14.4 percent for the year.

A summary of returns for several key equity benchmarks is presented below:

Index	2018 U.S. Dollar Total Return (price and dividend)

S&P 500®	-4.4%
S&P 500® Growth	0.0%
S&P 500® Value	-9.0%
S&P MidCap 400®	-11.1%
Russell 2000® Small Cap	-11.0%
MSCI All Country World Ex-USA (Net – USD)	-14.2%
MSCI Emerging Markets	-14.4%

The variability of returns in the above table serves as a very good reminder of why it is important to remain diversified. Diversification among asset classes tends to smooth returns and lower volatility over time.

Fixed Income Markets

Bond returns were mixed in 2018, but fell into a much tighter range than stocks. The Federal Reserve increased the Federal Funds rate four times in 2018, for a total of 100 basis points, or 1.0 percent. Longer term interest rates also increased, albeit less than the Federal Funds rate. As a result, the interest rate curve continued to flatten between the 2-year and 30-year Treasury rates. Credit spreads widened throughout the year, as investors became more concerned about growing corporate debt and the prospect of slowing growth in the economy.

The Bloomberg Barclays US Aggregate Bond Index posted a total return of 0.0 percent in 2018. Higher quality indices, like the Bloomberg Barclays US Treasury Index and the Bloomberg Barclays Securitized Index provided modestly positive total returns of 0.9 percent and 1.0 percent, respectively. However, credit sensitive indices such as the Bloomberg Barclays Corporate Index and Bloomberg Barclays US Corporate High Yield Index provided negative total returns of -2.5 percent and -2.1 percent, respectively. The table below illustrates the returns of the various indices.

Index	2018 U.S. Dollar Total Return (price and interest)

Bloomberg Barclays US Aggregate	0.0%
Bloomberg Barclays US Treasury	0.9%
Bloomberg Barclays Securitized	1.0%
Bloomberg Barclays Corporate	-2.5%
Bloomberg Barclays US Corporate High Yield	-2.1%

Looking Ahead

Entering 2019, the U.S. economy remains strong and corporate profitability is expected to continue to grow, albeit at a slower pace than in 2018. Unemployment is low,

consumer confidence is high, and inflation remains under control. The Federal Reserve has expressed a less hawkish tone, which decreases the likelihood of a policy misstep in the near term. Lastly, equity market valuations are more attractive entering 2019, following the equity market declines that occurred in the fourth quarter of 2018. These items provide a positive backdrop for financial markets in 2019.

While there are many positives, financial markets are not without risk in 2019. Tariffs and trade tensions continue with China and others. Global growth is slowing, and we are late in the U.S. economic cycle. While the Federal Reserve has paused additional rate hikes in the short term, evidence of inflation could cause them to reconsider. We expect this menu of trigger items to lead to periods of heightened volatility. In this environment, we believe staying the course in a well-diversified portfolio will serve investors well over the long term.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited)

Objective/Strategy

The ON Equity Portfolio (formerly the Equity Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

Performance as of December 31, 2018

Average Annual returns
One year	-13.82%
Five years	4.12%
Ten years	10.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Equity Portfolio returned -13.82% versus -4.38% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. It was a tale of two markets in 2018. The S&P 500 Index generated a total return of more than 10% through September, led by the Information Technology (“IT”), Consumer Discretionary and Health Care sectors. Strong gross domestic product (“GDP”) growth, low unemployment, gently rising wages and cycle-high consumer confidence created a good environment for discretionary spending. With the exception of a market correction in February, the market behaved much like it did in 2017, with shorter-term momentum and passive strategies rewarded. Our investment discipline, which is longer-term, valuation-driven and focused on buying stocks when prices are below business value, and subsequent convergence of price and value was not optimal for this market. We had positioned the Portfolio to benefit from improving fundamentals in Financials and Energy. Energy did not benefit when oil prices rallied strongly, however, and Financials did not enjoy higher interest rates, as historic correlations and fundamental logic would suggest.

From its late-September peak, the S&P 500 fell 14%, while the NASDAQ Composite fell over 16%. Rising interest rates and suggestions that the Federal Reserve would continue unwinding its multi-trillion-dollar balance sheet pressured the stocks of many highly leveraged companies. After peaking in September, the bellwether IT companies led the market down in October. While the market steadied somewhat in November, when U.S. midterm elections produced a split Congress, viewed as more conducive to stable policy, this was short-lived. By year-end, fears of slowing economic growth negatively impacted investor sentiment, resulting in further declines. Toward the end of the year, as investors’ risk appetite decreased, interest turned from cyclical IT and Consumer Discretionary sectors toward more traditional income sectors such as Utilities, Real Estate, and Consumer Staples. Our overweight to Utilities benefited from this, while our underweight to Consumer Staples dampened results. The Energy sector, meanwhile, fell as oil prices dropped to their lowest levels in a year, and the Portfolio’s Energy overweight did not find relief. In the intermediate term, however, we believe oil will be in undersupply unless capital expenditures increase materially. As such, we believe oil prices will find support, and price and value in the Energy sector will converge.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Relative to the benchmark, stock selection was the main detractor from performance. In particular, stock selection in the Health Care, Consumer Discretionary and Financials sectors dampened relative returns. Overweights to Energy and Financials and an underweight to IT also hurt relative performance. Meanwhile, stock selection in the Materials, Utilities and Communication Services sectors, and an overweight allocation to Utilities, contributed positively to relative results. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. XL Group Ltd. (“XL”), a property and casualty insurer in the Financials sector, was acquired by insurance giant AXA SA at a 50% premium to its stock price before the M&A speculation surfaced. We took advantage of the low valuation when the stock suffered an operating loss in 2017 due to large catastrophe losses. We saw value in XL’s global leadership in the commercial insurance and reinsurance markets, given its specialty focus and the highly valuable Lloyd’s franchise. (1)

AES Corp. (“AES”), in the Utilities sector, is starting to enjoy the full benefits from its pivot to faster-growing renewable energy projects, while also paying down debt and reducing costs. The result is a major reduction in AES’s risk profile, which will culminate in investment grade metrics by next year. At the same time, the earnings and cash flow growth has been steadily improving, which is fully supporting its 3.6% dividend yield. These fundamental improvements, along with the major risk reduction, should continue to close the gap between price and a higher and growing business value. (1)

Adient PLC, in the Consumer Discretionary sector, was the top detractor. The company reported a poor first fiscal quarter in 2018, with earnings below consensus and lowered guidance for 2018. Adient PLC later showed improvements in its beleaguered seat structures/mechanisms and metals business, but earnings expectations continued to drop. We exited the position during the fourth quarter. (1)

Synchrony Financial (“Synchrony”), in the Financials sector, was another top detractor. The company is a private label credit card issuer that works with retailers and affinity groups. Synchrony lost a 19-year partnership with Walmart, Inc. (“Walmart”) during the second quarter of 2018, although its core business is performing well. Given the low profitability of the Walmart relationship and substantial capital freed up, losing the contract is in fact earnings per share neutral, belying the sharply negative reaction in the stock. We believe Synchrony’s share price is still well below business value. Additionally, Synchrony has ample excess capital that should allow it to pay out 100% or more of

3	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited) (Continued)

earnings to shareholders for years and grow at a premium to the industry. We remain positive on the stock, which is currently one of our highest-conviction names in the Financials sector. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	84.2
Preferred Securities (4)	0.8
Money Market Funds and Other Net Assets	15.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	5.4
2.	Microsoft Corp.	4.1
3.	Oracle Corp.	3.9
4.	Allergan PLC	3.2
5.	Kinder Morgan, Inc.	3.1
6.	Wells Fargo & Co.	3.0
7.	Alexion Pharmaceuticals, Inc.	2.9
8.	Exelon Corp.	2.8
9.	American International Group, Inc.	2.8
10.	Intercontinental Exchange, Inc.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Financials	15.6
Health Care	15.3
Information Technology	14.0
Energy	8.6
Industrials	6.4
Communication Services	6.2
Consumer Discretionary	5.8
Utilities	5.0
Consumer Staples	3.2
Real Estate	2.5
Materials	2.4

85.0

Ohio National Fund, Inc.	ON Equity Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 84.2%			Shares	Value
COMMUNICATION SERVICES – 6.2%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	13,434	$13,912,385
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	15,876	2,081,185

				15,993,570

CONSUMER DISCRETIONARY – 5.0%
AutoZone, Inc. (Specialty Retail)	(a	)	7,179	6,018,443
General Motors Co. (Automobiles)			77,030	2,576,653
Lennar Corp. Class A (Household Durables)			58,027	2,271,757
Melco Resorts & Entertainment Ltd. – ADR (Hotels, Restaurants & Leisure)			121,201	2,135,562

				13,002,415

CONSUMER STAPLES – 3.2%
Anheuser-Busch InBev SA / N.V. – ADR (Beverages)			50,012	3,291,290
Mondelez International, Inc. Class A (Food Products)			121,754	4,873,812

				8,165,102

ENERGY – 8.6%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			132,929	2,996,219
Encana Corp. (Oil, Gas & Consumable Fuels)			375,415	2,169,899
Halliburton Co. (Energy Equip. & Svs.)			69,549	1,848,612
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			520,373	8,003,337
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			25,414	3,342,449
Plains GP Holdings LP Class A (Oil, Gas & Consumable Fuels)			184,127	3,700,953

				22,061,469

FINANCIALS – 15.6%
American International Group, Inc. (Insurance)			182,114	7,177,113
Brighthouse Financial, Inc. (Insurance)	(a	)	78,514	2,393,107
Citigroup, Inc. (Banks)			84,454	4,396,675
Intercontinental Exchange, Inc. (Capital Markets)			84,152	6,339,170
MetLife, Inc. (Insurance)			96,871	3,977,523
Synchrony Financial (Consumer Finance)			227,723	5,342,382
Voya Financial, Inc. (Diversified Financial Svs.)			72,380	2,905,333
Wells Fargo & Co. (Banks)			167,680	7,726,694

				40,257,997

HEALTH CARE – 15.3%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	77,869	7,581,326
Allergan PLC (Pharmaceuticals)			61,640	8,238,802
Biogen, Inc. (Biotechnology)	(a	)	5,974	1,797,696
Bristol-Myers Squibb Co. (Pharmaceuticals)			46,370	2,410,313
Celgene Corp. (Biotechnology)	(a	)	55,330	3,546,100
Merck & Co., Inc. (Pharmaceuticals)			75,671	5,782,021
Mylan N.V. (Pharmaceuticals)	(a	)	190,014	5,206,383
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			41,853	4,878,386

				39,441,027

INDUSTRIALS – 6.4%
ABB Ltd. – ADR (Electrical Equip.)			63,150	1,200,481

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			44,462	$3,738,810
Delta Air Lines, Inc. (Airlines)			84,759	4,229,474
Fluor Corp. (Construction & Engineering)			74,746	2,406,821
KION Group AG (Machinery)	(b	)	29,979	1,524,543
Owens Corning (Building Products)			42,267	1,858,903
Safran SA (Aerospace & Defense)	(b	)	13,093	1,570,308

				16,529,340

INFORMATION TECHNOLOGY – 14.0%
Cisco Systems, Inc. (Communications Equip.)			96,368	4,175,625
International Business Machines Corp. (IT Svs.)			36,433	4,141,339
Microsoft Corp. (Software)			104,087	10,572,117
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			51,137	3,051,345
Oracle Corp. (Software)			219,783	9,923,203
QUALCOMM, Inc. (Semiconductors & Equip.)			76,908	4,376,834

				36,240,463

MATERIALS – 2.4%
Royal Gold, Inc. (Metals & Mining)			72,709	6,227,526

REAL ESTATE – 2.5%
American Homes 4 Rent Class A (Equity REIT)			190,076	3,773,009
Realogy Holdings Corp. (Real Estate Mgmt. & Development)			187,405	2,751,105

				6,524,114

UTILITIES – 5.0%
AES Corp. (Ind. Power & Renewable Elec.)			380,517	5,502,276
Exelon Corp. (Electric Utilities)			162,669	7,336,372

				12,838,648

Total Common Stocks (Cost $222,317,128)				$217,281,671

Preferred Securities – 0.8%			Rate		Quantity	Value
CONSUMER DISCRETIONARY – 0.8%
Volkswagen AG (Automobiles)	(b	)	(c	)	12,267	$1,956,040

Total Preferred Securities (Cost $2,085,357)						$1,956,040

Money Market Funds – 6.9%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(d	)			17,838,069	$17,836,286

Total Money Market Funds (Cost $17,836,286)						$17,836,286

Total Investments – 91.9% (Cost $242,238,771)	(e	)				$237,073,997
Other Assets in Excess of Liabilities – 8.1%						20,879,991

Net Assets – 100.0%						$257,953,988

5	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,050,891 or 2.0% of the Portfolio’s net assets.

(c)	Payout is the rate of the company’s ordinary common stock dividend per share + 6 cents per share.
(d)	Rate represents the seven-day yield at December 31, 2018.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio (formerly the Bond Portfolio) seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

Performance as of December 31, 2018

Average Annual returns
One year	-3.08%
Five years	2.86%
Ten years	5.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.63% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Bond Portfolio returned -3.08% versus -2.24% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Interest rates increased and the yield curve flattened during the period, as short term interest rates increased more than long term interest rates. In addition, credit spreads widened during the year. In this environment, shorter duration, high quality bonds outperformed longer duration, lower quality bonds. The Portfolio was positioned with a slightly lower duration than the benchmark for most of the year, which benefited relative performance. The Portfolio was also positioned with slightly lower credit quality than the benchmark, which detracted from relative performance, particularly during the fourth quarter, when volatility increased.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The Portfolio benefited from being underweight in the Consumer Staples sector, while its overweight to the Materials sector detracted from performance. The Portfolio’s exposure to lower quality bonds also detracted from performance during the period. No other sector allocation materially impacted performance. The Portfolio benefited from security selection in the Utilities, Communication Services, and Industrials sectors, while security selection in the Consumer Staples, Materials, and Energy sectors detracted from performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Noble Holding International Ltd 7.950% due 2025 (“Noble”), Union Pacific Corp. 4.500% due 2048 (“Union Pacific”), and Spectra Energy Capital LLC 3.300% due 2023 (“Spectra”). Noble benefited from higher oil prices in 2018, which caused its credit spread to tighten. Union Pacific benefited from tightening credit spreads and lower interest rates during the time it was held in the portfolio. Spectra bonds were called at a premium during the year. (1)

The three top detractors to the Portfolio’s performance relative to the benchmark were BAT Capital Corp. 4.390% due 2037, General Motors Co. 5.000% due 2035, and Anheuser-Busch Cos. LLC / Anheuser-Busch InBevWorldwide, Inc. 4.700% due 2036. Each of these bonds is a longer duration bond, which performed poorly with higher interest rates, and experienced spread widening during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

7	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Corporate Bonds (4)	95.8
Asset-Backed Securities (4)	2.8
Sovereign Issues	1.1
Money Market Funds
Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Deutsche Bank AG	1.9
	2.700%, 07/13/2020
2.	Aircastle Ltd.	1.5
	4.125%, 05/01/2024
3.	Northrop Grumman Corp.	1.4
	2.930%, 01/15/2025
4.	Martin Marietta Materials, Inc.	1.4
	3.500%, 12/15/2027
5.	American Airlines 2015-1 Class B Pass Through Trust	1.2
	3.700%, 05/01/2023
6.	Expedia Group, Inc.	1.2
	5.000%, 02/15/2026
7.	PNC Bank N.A.	1.2
	4.050%, 07/26/2028
8.	CVS Health Corp.	1.2
	4.100%, 03/25/2025
9.	Netflix, Inc.	1.1
	5.875%, 11/15/2028
10.	NextEra Energy Capital Holdings, Inc.	1.1
	2.800%, 01/15/2023

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	28.4
Energy	12.9
Materials	10.2
Industrials	8.6
Utilities	7.8
Real Estate	7.3
Consumer Discretionary	6.9
Consumer Staples	5.4
Communication Services	4.6
Health Care	3.8
Information Technology	2.7

98.6

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	December 31, 2018

Corporate Bonds – 95.8%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 4.6%
21st Century Fox America, Inc. (Entertainment)		4.500%	02/15/2021	$1,250,000	$1,283,322
AT&T, Inc. (Diversified Telecom. Svs.)		QL + 118	06/12/2024	2,000,000	1,939,984
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	846,013
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	1,000,000	933,368
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	1,017,588
Discovery Communications LLC (Media)		3.950%	03/20/2028	900,000	835,009
Netflix, Inc. (Entertainment)	(a)	5.875%	11/15/2028	3,000,000	2,923,290
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	1,000,000	947,500
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	873,130
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	368,063

					11,967,267

CONSUMER DISCRETIONARY – 6.9%
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)		3.400%	12/06/2027	2,000,000	1,850,410
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	900,000	874,879
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		3.550%	03/15/2028	3,000,000	2,810,299
Dollar General Corp. (Multiline Retail)		4.125%	05/01/2028	2,000,000	1,942,077
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	3,000,000	3,031,815
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	765,912
Hasbro, Inc. (Leisure Products)		3.500%	09/15/2027	2,000,000	1,855,512
L Brands, Inc. (Specialty Retail)		5.250%	02/01/2028	1,000,000	855,000
Lear Corp. (Auto Components)		3.800%	09/15/2027	3,000,000	2,741,938
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,004,264

					17,732,106

CONSUMER STAPLES – 5.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)	(a)	4.700%	02/01/2036	2,000,000	1,862,385
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)	(a)	4.900%	02/01/2046	1,000,000	928,570
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	1,795,430
B.A.T. Capital Corp. (Tobacco)		4.390%	08/15/2037	3,000,000	2,457,986
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	1,863,073
J.M. Smucker Co. / The (Food Products)		3.375%	12/15/2027	3,000,000	2,788,167
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	897,191
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,276,798

					13,869,600

ENERGY – 12.9%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	1,800,000	1,682,420
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	1,650,379
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	900,000	845,875
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,011,078
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	3,000,000	2,881,707
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	878,273
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	900,000	906,860
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	2,000,000	1,883,807
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	1,960,759
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	900,000	895,784
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	916,962
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	884,575
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		2.650%	02/01/2019	1,400,000	1,399,254
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,007,281
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	981,841
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	797,745
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	3.800%	04/01/2028	2,000,000	1,877,996
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	882,721
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	998,050
Petroleos Mexicanos (Oil, Gas & Consumable Fuels)		6.350%	02/12/2048	1,000,000	796,520
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	900,000	870,354
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	891,294
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,367,504
Transocean Pontus Ltd. (Energy Equip. & Svs.)	(a)	6.125%	08/01/2025	1,250,000	1,206,250
Transocean, Inc. (Energy Equip. & Svs.)	(a)	9.000%	07/15/2023	1,000,000	995,000
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	1,000,000	978,574
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	948,106
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	954,256

					33,351,225

FINANCIALS – 28.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	3,000,000	2,851,974
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,429,643

9	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
American Express Co. (Consumer Finance)			QL + 75	08/03/2023	$1,000,000	$980,575
American International Group, Inc. (Insurance)			3.875%	01/15/2035	2,400,000	2,066,042
Bank of America Corp. (Banks)			3.875%	08/01/2025	850,000	841,252
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b	)	3.366%	01/23/2026	2,000,000	1,912,992
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b	)	4.244%	04/24/2038	1,000,000	952,346
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b	)	3.803%	12/15/2032	2,800,000	2,592,800
Bank of New York Mellon Corp. / The (Capital Markets)			3.300%	08/23/2029	3,000,000	2,810,851
Berkshire Hathaway, Inc. (Diversified Financial Svs.)			3.125%	03/15/2026	900,000	872,752
Branch Banking & Trust Co. (Banks)			3.625%	09/16/2025	1,180,000	1,157,260
Charles Schwab Corp. / The (Capital Markets)			3.200%	01/25/2028	3,000,000	2,876,759
Citigroup, Inc. (Banks)			5.375%	08/09/2020	1,100,000	1,134,870
Citigroup, Inc. (Banks)			4.400%	06/10/2025	2,000,000	1,958,136
Citigroup, Inc. (Banks)			3.700%	01/12/2026	1,000,000	961,923
Deutsche Bank AG (Capital Markets)			2.700%	07/13/2020	5,000,000	4,862,406
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b	)	4.682%	08/09/2028	900,000	880,740
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	1,800,000	1,746,187
Ford Motor Credit Co. LLC (Consumer Finance)			3.157%	08/04/2020	1,400,000	1,371,675
Ford Motor Credit Co. LLC (Consumer Finance)			QL + 88	10/12/2021	2,000,000	1,919,322
General Motors Financial Co., Inc. (Consumer Finance)			3.200%	07/06/2021	900,000	879,091
General Motors Financial Co., Inc. (Consumer Finance)			QL + 99	01/05/2023	2,000,000	1,897,299
General Motors Financial Co., Inc. (Consumer Finance)			4.350%	01/17/2027	1,000,000	920,914
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	1,400,000	1,340,068
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b	)	3.814%	04/23/2029	2,000,000	1,868,373
Intercontinental Exchange, Inc. (Capital Markets)			2.750%	12/01/2020	900,000	894,079
Intercontinental Exchange, Inc. (Capital Markets)			3.750%	12/01/2025	1,000,000	1,004,845
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.850%	01/15/2027	1,800,000	1,720,939
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.150%	01/23/2030	2,000,000	1,716,167
JPMorgan Chase & Co. (Banks)			3.900%	07/15/2025	2,023,000	2,005,537
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	1,800,000	1,676,001
Marsh & McLennan Cos., Inc. (Insurance)			3.500%	06/03/2024	1,400,000	1,378,946
Morgan Stanley (Capital Markets)			QL + 140	10/24/2023	1,260,000	1,253,874
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	1,000,000	943,308
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(b	)	3.772%	01/24/2029	2,000,000	1,914,682
Nasdaq, Inc. (Capital Markets)			3.850%	06/30/2026	2,000,000	1,925,833
PNC Bank N.A. (Banks)			4.050%	07/26/2028	3,000,000	3,015,464
Progressive Corp. / The (Insurance)			2.450%	01/15/2027	900,000	819,931
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	900,000	826,535
TD Ameritrade Holding Corp. (Capital Markets)			3.300%	04/01/2027	1,900,000	1,818,284
Teachers Insurance & Annuity Association of America (Insurance)	(a	)	4.270%	05/15/2047	900,000	862,639
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	900,000	839,079
Wells Fargo & Co. (Banks)			4.650%	11/04/2044	1,000,000	942,619
Wells Fargo Bank NA (Banks)			3.550%	08/14/2023	2,000,000	1,992,654
Westpac Banking Corp. (Banks)			QL + 57	01/11/2023	1,000,000	989,040
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b	)	4.322%	11/23/2031	1,800,000	1,700,447

						73,327,153

HEALTH CARE – 3.8%
AbbVie, Inc. (Biotechnology)			2.900%	11/06/2022	2,850,000	2,772,985
Bayer U.S. Finance II LLC (Pharmaceuticals)	(a	)	4.875%	06/25/2048	2,000,000	1,799,838
Celgene Corp. (Biotechnology)			3.875%	08/15/2025	1,350,000	1,300,180
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	3,000,000	2,973,671
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			3.875%	12/15/2028	900,000	912,233

						9,758,907

INDUSTRIALS – 5.8%
Aircastle Ltd. (Trading Companies & Distributors)			4.125%	05/01/2024	4,000,000	3,774,341
Burlington Northern Santa Fe LLC (Road & Rail)			4.550%	09/01/2044	900,000	928,968
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	1,425,000	1,457,723
Lockheed Martin Corp. (Aerospace & Defense)			3.600%	03/01/2035	1,000,000	932,117
Northrop Grumman Corp. (Aerospace & Defense)			2.930%	01/15/2025	3,900,000	3,702,232
Parker-Hannifin Corp. (Machinery)			4.200%	11/21/2034	1,400,000	1,392,017

10	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	$1,000,000	$969,230
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	1,840,522

					14,997,150

INFORMATION TECHNOLOGY – 2.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	900,000	880,484
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	860,264
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	898,778
Microsoft Corp. (Software)		4.100%	02/06/2037	900,000	925,287
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	955,910
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,507,152
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	818,565

					6,846,440

MATERIALS – 10.2%
Anglo American Capital PLC (Metals & Mining)	(a)	3.750%	04/10/2022	1,000,000	977,600
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	958,232
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	813,230
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,900,000	1,742,864
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,005,502
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	2,900,000	2,504,875
Martin Marietta Materials, Inc. (Construction Materials)		3.500%	12/15/2027	4,000,000	3,649,061
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	12/15/2047	1,000,000	819,612
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	2,846,926
Packaging Corp. of America (Containers & Packaging)		2.450%	12/15/2020	2,000,000	1,963,310
Packaging Corp. of America (Containers & Packaging)		3.400%	12/15/2027	2,000,000	1,862,942
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,557,295
Syngenta Finance N.V. (Chemicals)	(a)	4.441%	04/24/2023	1,000,000	963,670
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	927,872
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	2,800,000	2,594,174

					26,187,165

REAL ESTATE – 7.3%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	900,000	869,782
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	925,000	893,585
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	1,800,000	1,723,047
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	1,425,000	1,402,836
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,800,000	2,654,401
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	1,500,000	1,469,016
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,364,674
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	939,569
Hospitality Properties Trust (Equity REIT)		4.250%	02/15/2021	1,000,000	1,002,901
Kilroy Realty LP (Equity REIT)		3.450%	12/15/2024	1,000,000	966,166
SITE Centers Corp. (Equity REIT)		3.625%	02/01/2025	1,721,000	1,643,988
Vornado Realty LP (Equity REIT)		3.500%	01/15/2025	3,000,000	2,893,116
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	998,704

					18,821,785

UTILITIES – 7.8%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	900,000	860,574
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,390,576
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	1,808,539
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	905,320
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	988,484
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	900,000	779,218
Duke Energy Florida LLC (Electric Utilities)		2.100%	12/15/2019	1,000,000	991,919
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	3,000,000	2,847,029
LG&E & KU Energy LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,016,195
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.800%	01/15/2023	3,000,000	2,894,939
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,369,980
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	981,210
Southern Co. Gas Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,009,352
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	995,872
Virginia Electric & Power Co. (Electric Utilities)		3.450%	02/15/2024	1,255,000	1,253,981

					20,093,188

Total Corporate Bonds (Cost $259,062,642)					$246,951,986

11	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Asset-Backed Securities – 2.8%		Rate	Maturity	Face Amount	Value

INDUSTRIALS – 2.8%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$2,500,000	$2,371,750
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	3,267,388	3,150,416
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,722,917	1,683,990

Total Asset-Backed Securities (Cost $7,493,609)					$7,206,156

Sovereign Issues – 1.1%		Rate	Maturity	Face Amount	Value

Mexico Government International Bond		3.750%	01/11/2028	$3,000,000	$2,808,030

Total Sovereign Issues (Cost $2,988,180)					$2,808,030

Money Market Funds – 0.5%				Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c)			1,131,965	$1,131,852

Total Money Market Funds (Cost $1,131,852)					$1,131,852

Total Investments – 100.2% (Cost $270,676,283)	(d)				$258,098,024
Liabilities in Excess of Other Assets – (0.2)%					(407,340)

Net Assets – 100.0%					$257,690,684

Percentages are stated as a percent of net assets.

Abbreviations:

QL:	Quarterly U.S. LIBOR Rate, 2.808% at 12/31/2018
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 2.635% at 12/31/2018
USSW5:	USD Swap Semi 30/360 5 Year, 2.607% at 12/31/2018

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2018, the value of these securities totaled $21,307,116, or 8.3% of the Portfolio’s net assets.

(b)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2018.

(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

Ohio National Fund, Inc.	ON Omni Portfolio (Unaudited)

Objective/Strategy

The ON Omni Portfolio (formerly the Omni Portfolio) seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2018

Average Annual returns
One year	-14.57%
Five years	5.48%
Ten years	10.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Omni Portfolio returned -14.57% versus -4.38% for its benchmark, the S&P 500 Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500 Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index, returned -3.51% for the period.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. For the equity portion of the Portfolio, security selection was the primary driver of underperformance. Specifically, security selection in Information Technology and Health Care detracted most from relative performance. For the fixed income portion of the Portfolio, sector allocation and security selection contributed to performance vs. the benchmark and the ICE BofA Merrill Lynch U.S. Corporate Master Index. The allocation to U.S. Treasury Notes was the largest positive sector allocation, followed by Consumer Staples and Financials. Positive security selection occurred in the Consumer Staples, Consumer Discretionary, and Communication Services sectors. Negative security selection occurred in the Materials, Financials, and Information Technology sectors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors for the equity portion of the Portfolio included Amazon.com, Inc. (“Amazon”), Xilinx, Inc. (“Xilinx“) and The Boeing Co. (“Boeing”). Amazon had several significant accomplishments in 2018 – it successfully executed the launch of its new GO checkout-less store concept, re-accelerated growth in its public cloud computing business

(Amazon Web Services), and significantly exceeded profit expectations, as investments in past years to optimize costs yielded positive results. Xilinx beat its revenue growth outlook significantly, due to earlier 5G wireless network buildouts, as well as a gain in market share from Intel Corp. for data-center acceleration opportunities. Despite well-known supplier issues, Boeing significantly exceeded its free cash flow outlook for the year. Additionally, the company made progress in executing its long-term growth strategy, via acquisitions and contract wins. (1)

Top contributors for the fixed income portion of the Portfolio included Spectra Energy Capital LLC 3.300% due 2023, U.S. Treasury Note 2.000% due 2024, and U.S. Treasury Note 1.500% due 2026. Spectra Energy Capital LLC bonds were called with a make-whole premium during the period. The U.S. Treasury Notes performed well vs. the benchmark because the credit spread on U.S. Treasury Notes did not widen like most corporate bonds, and the U.S. Treasury Notes were held during a period when interest rates declined in 2018. (1)

Top equity detractors included Evoqua Water Technologies Corp. The company missed earnings twice. Initially, it was thought to be a one-time event, but the second miss was driven by significantly higher costs and a revenue shortfall. The company’s highly leveraged balance sheet was also a driver for underperformance. With Sage Therapeutics, Inc. (“Sage”), another top detractor, the Food and Drug Administration delayed its approval decision for Sage’s post-partum-depression drug to early 2019 in order to allow Sage to complete the development of a safety program for the drug. PVH Corp. missed profit expectations in its Calvin Klein division due to weaker demand for its new jeans and fashion designs. (1)

Top detractors for the fixed income portion of the Portfolio included General Motors Co. 5.000% due 2035, American International Group, Inc. 3.875% due 2035, and Anheuser-Busch Cos. LLC / Anheuser-Busch InBevWorldwide, Inc. 4.7000% due 2036. Each of these bonds is a longer duration bond, which performed poorly with higher interest rates, and experienced spread widening during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

13	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	74.6
Corporate Bonds (4)	21.8
Master Limited Partnerships (4)	1.7
Asset-Backed Securities (4)	0.6
U.S. Treasury Obligations	0.3
Money Market Funds and Other Net Assets	1.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	2.6
2.	Microsoft Corp.	2.5
3.	Marvell Technology Group Ltd.	2.4
4.	Bank of America Corp.	2.2
5.	Amazon.com, Inc.	2.0
6.	Citigroup, Inc.	1.9
7.	Hartford Financial Services Group, Inc. / The	1.9
8.	Applied Materials, Inc.	1.8
9.	Celgene Corp.	1.7
10.	Goldman Sachs Group, Inc. / The	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities, Master Limited Partnerships):

% of Net Assets
Financials	20.5
Industrials	18.1
Information Technology	16.5
Consumer Discretionary	15.8
Communication Services	8.6
Health Care	6.9
Energy	4.7
Materials	2.8
Consumer Staples	2.1
Real Estate	1.5
Utilities	1.2

98.7

Ohio National Fund, Inc.	ON Omni Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 74.6%			Shares	Value
COMMUNICATION SERVICES – 7.5%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	1,356	$1,404,287
AT&T, Inc. (Diversified Telecom. Svs.)			31,054	886,281
Lions Gate Entertainment Corp. Class A (Entertainment)			51,314	826,155
Walt Disney Co. / The (Entertainment)			8,367	917,442

				4,034,165

CONSUMER DISCRETIONARY – 14.7%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	6,246	856,139
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	724	1,087,426
General Motors Co. (Automobiles)			24,062	804,874
Lowe’s Cos., Inc. (Specialty Retail)			8,851	817,478
MGM Resorts International (Hotels, Restaurants & Leisure)			11,406	276,710
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	18,708	793,032
PVH Corp. (Textiles, Apparel & Luxury Goods)			8,734	811,825
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)			8,664	847,253
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			23,464	791,910
Tiffany & Co. (Specialty Retail)			9,878	795,278

				7,881,925

CONSUMER STAPLES – 1.5%
PepsiCo, Inc. (Beverages)			7,494	827,937

ENERGY – 1.5%
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			6,058	796,748

FINANCIALS – 10.7%
Bank of America Corp. (Banks)			47,120	1,161,037
Citigroup, Inc. (Banks)			19,367	1,008,246
Goldman Sachs Group, Inc. / The (Capital Markets)			5,504	919,443
Hartford Financial Services Group, Inc. / The (Insurance)			22,258	989,368
JPMorgan Chase & Co. (Banks)			8,091	789,844
Lincoln National Corp. (Insurance)			16,265	834,557

				5,702,495

HEALTH CARE – 6.2%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	18,618	672,110
Celgene Corp. (Biotechnology)	(a	)	14,546	932,253
Sage Therapeutics, Inc. (Biotechnology)	(a	)	9,097	871,402
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			3,712	830,708

				3,306,473

INDUSTRIALS – 16.1%
AECOM (Construction & Engineering)	(a	)	30,720	814,080
Boeing Co. / The (Aerospace & Defense)			2,578	831,405
Caterpillar, Inc. (Machinery)			4,515	573,721
Deere & Co. (Machinery)			6,019	897,854
Delta Air Lines, Inc. (Airlines)			16,352	815,965
FedEx Corp. (Air Freight & Logistics)			4,728	762,768
Lockheed Martin Corp. (Aerospace & Defense)			3,183	833,437
Quanta Services, Inc. (Construction & Engineering)			27,695	833,619
Raytheon Co. (Aerospace & Defense)			3,886	595,918
Rockwell Automation, Inc. (Electrical Equip.)			5,820	875,794
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	13,741	783,787

				8,618,348

INFORMATION TECHNOLOGY – 14.9%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			5,502	867,885
Applied Materials, Inc. (Semiconductors & Equip.)			29,298	959,217
Broadcom, Inc. (Semiconductors & Equip.)			2,062	524,325
DXC Technology Co. (IT Svs.)			15,835	841,947
KLA-Tencor Corp. (Semiconductors & Equip.)			9,826	879,329
Marvell Technology Group Ltd. (Semiconductors & Equip.)			78,837	1,276,371
Microchip Technology, Inc. (Semiconductors & Equip.)			6,440	463,165
Microsoft Corp. (Software)			13,229	1,343,670
QUALCOMM, Inc. (Semiconductors & Equip.)			14,463	823,089

				7,978,998

MATERIALS – 1.5%
FMC Corp. (Chemicals)			10,939	809,049

Total Common Stocks (Cost $46,436,645)				$39,956,138

15	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds – 21.8%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.1%
21st Century Fox America, Inc. (Entertainment)		4.500%	02/15/2021	$100,000	$102,666
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	94,001
Discovery Communications LLC (Media)		3.950%	03/20/2028	100,000	92,779
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	154,082
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	64,952
Viacom, Inc. (Entertainment)		4.250%	09/01/2023	75,000	74,703

					583,183

CONSUMER DISCRETIONARY – 1.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	100,000	97,209
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		3.550%	03/15/2028	200,000	187,353
General Motors Co. (Automobiles)		5.000%	04/01/2035	100,000	85,101
Lear Corp. (Auto Components)		5.250%	01/15/2025	222,000	228,114

					597,777

CONSUMER STAPLES – 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)	(b)	4.700%	02/01/2036	100,000	93,119
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	99,688
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	97,213

					290,020

ENERGY – 3.2%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	200,000	186,935
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	100,000	93,986
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	100,000	96,057
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	97,586
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	100,000	100,762
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	96,758
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	100,000	99,532
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	101,885
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	98,286
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	75,546
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	140,778
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.000%	07/13/2027	150,000	143,144
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	100,000	96,706
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	71,974
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	109,000	106,665
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	95,426

					1,702,026

FINANCIALS – 8.1%
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	75,244
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	86,085
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	148,456
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	185,200
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	200,000	187,390
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	96,972
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	98,073
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	200,000	199,679
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	97,907
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	97,215
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	200,000	194,496
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	100,000	97,860
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	194,021
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	100,000	97,977
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	97,677
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	95,719
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	100,000	99,342
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	191,215
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	99,201
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	200,000	186,222
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	98,496
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	94,331
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	100,000	96,292
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	200,000	203,838
PNC Bank N.A. (Banks)		3.250%	06/01/2025	195,000	189,323
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	91,103
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	100,000	94,287

16	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
S&P Global, Inc. (Capital Markets)		4.000%	06/15/2025	$150,000	$152,802
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	91,837
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	150,000	143,549
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	100,000	95,849
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	74,747
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	93,231
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	188,939

					4,334,575

HEALTH CARE – 0.7%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	150,000	145,947
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	144,464
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	100,000	101,359

					391,770

INDUSTRIALS – 1.4%
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	103,219
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	76,722
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	93,212
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	94,929
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	99,430
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	96,923
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	204,502

					768,937

INFORMATION TECHNOLOGY – 1.6%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	94,477
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	100,000	97,832
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	151,811
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	99,864
Microsoft Corp. (Software)		4.100%	02/06/2037	100,000	102,810
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	106,212
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	100,477
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	90,952

					844,435

MATERIALS – 1.3%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	90,359
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	150,000	146,673
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	91,730
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	100,000	86,375
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	100,000	94,897
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	200,000	185,298

					695,332

REAL ESTATE – 1.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	100,000	96,642
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	75,000	72,453
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	200,000	191,450
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	75,000	73,833
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	200,000	189,600
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	97,934
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	97,477

					819,389

UTILITIES – 1.2%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	100,000	95,619
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	99,327
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	100,000	95,186
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	100,591
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	100,000	86,580
Fortis, Inc. (Electric Utilities)		3.055%	10/04/2026	100,000	91,337
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	73,591

					642,231

Total Corporate Bonds (Cost $12,054,059)					$11,669,675

17	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	December 31, 2018

Master Limited Partnerships – 1.7%				Shares	Value
FINANCIALS – 1.7%
Blackstone Group LP / The (Capital Markets)				30,233	$901,246

Total Master Limited Partnerships (Cost $1,050,405)					$901,246

Asset-Backed Securities – 0.6%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.6%
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	$136,141	$131,267
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	191,435	187,110

Total Asset-Backed Securities (Cost $327,606)					$318,377

U.S. Treasury Obligations – 0.3%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.750%	05/15/2022	$200,000	$195,303

Total U.S. Treasury Obligations (Cost $203,645)					$195,303

Money Market Funds – 0.2%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(d)			116,976	$116,964

Total Money Market Funds (Cost $116,964)					$116,964

Total Investments – 99.2% (Cost $60,189,324)	(e)				$53,157,703
Other Assets in Excess of Liabilities – 0.8%					405,845

Net Assets – 100.0%					$53,563,548

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 2.635% at 12/31/2018
USSW5:	USD Swap Semi 30/360 5 Year, 2.607% at 12/31/2018

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2018, the value of these securities totaled $426,000, or 0.8% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2018.

(d)	Rate represents the seven-day yield at December 31, 2018.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited)

Objective/Strategy

The ON Capital Appreciation Portfolio (formerly the Capital Appreciation Portfolio) seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2018

Average Annual returns
One year	-13.58%
Five years	4.06%
Ten years	12.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Capital Appreciation Portfolio returned -13.58% versus -4.38% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. As 2018 began, global Gross Domestic Product (“GDP”) growth was accelerating, the labor market was continuing to strengthen, and lower U.S. corporate tax rates were taking effect, helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors largely overlooked the uncertainty created by White House trade and other policy initiatives. In the first nine months of the year, large cap growth stocks dominated investment returns, as they did in 2017, leaving behind the mid and large cap value names that we tend to prefer.

The fourth quarter saw low double digit losses by the broad market indices, as uncertainty and volatility increased significantly, with defensive names within Utilities and large cap Health Care performing the best by a wide margin, as investors moved to safety.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection detracted from performance in a number of sectors. Stock selection in Hotels, Restaurants, and Leisure hurt results in Consumer Discretionary, and the Portfolio’s positions also did not keep pace with the strong returns in Internet & Direct Marketing Retail. In Health Care, holdings in Pharmaceuticals and Biotechnology were mostly responsible for the shortfall. Energy was another notable source of relative weakness. Although the Portfolio’s weight to Energy was reduced during the year by trimming or eliminating some holdings, the remaining positons were still hit hard, as the market focused on the global slowdown, hurting demand. We continue to believe our remaining holdings are attractive investments through the cycle, as long as crude oil stays within a range of $45-70/barrel. Financials was the other large detractor in 2018, as holdings in Capital Markets and Insurance lagged the overall sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The three largest relative contributors were:

Twenty-First Century Fox, Inc. Class A has been a strong performer over the past twelve months, and its shares rose again near the end of the period after The Walt Disney Co. (“Disney”) was forced to raise its bid for the company to $38 per share (plus the New Fox spin off). There was additional performance generated when the Department of Justice’s anti-trust division granted approval for Disney much earlier than expected. (1)

SeaWorld Entertainment, Inc. posted very strong results with operating performance that exceeded expectations, giving credence to our expectations of a turnaround at the company. This has been a low expectation stock, where its management has multiple levers available to continue to improve its earnings and free cash flow profile. We continue to believe there is material upside in the shares at current levels if execution improves. (1)

PTC, Inc. develops software products and solutions. Sales were better than expected, giving us confidence in the strength of the company’s end markets. The company also announced plans to offer subscription only products, starting in January 2019, and enjoyed continued success in its Internet of Things (“IoT”) division. We think the transition to a subscription model and IoT growth are catalysts for better earnings, while we continue to see steady market share opportunity in the company’s core business. (1)

The three largest relative detractors were:

Not owning Amazon.com, Inc., which strongly contributed to the benchmark’s total return, hurt performance relative to the benchmark. (1)

Shares of International Game Technology PLC (“IGT”) were weak for several reasons. First and foremost, the entire global gaming sector has been under pressure due to hedge fund liquidation, as well as the unsubstantiated fears that the new Italian government may materially alter gaming and lottery regulations and taxes, or would perhaps exit the European Union (“EU”). Italy is about 30% of IGT’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”). In our view, fundamentals remain sound, and the company has delivered earnings in-line or above expectations for the last three quarters. We like the core lottery business as a recurring, steady cash generator and believe there is an accelerating turnaround for its U.S.-focused slot machine business. (1)

Liberty Global PLC Class C (“Liberty”) announced the sales of its assets in Germany, Hungary, Romania, and the Czech Republic to Vodafone Group PLC (“Vodafone”). Despite the premium valuation, high cash proceeds and tax efficiency on the sale, shares were down as investors focused on the assets remaining in the corporate structure: the U.K., Switzerland and Belgium, all of which are lower growth markets. We view this as the right strategic deal and continue to view Liberty’s valuation as extremely attractive with a compelling risk/return outlook, especially with a more

19	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited) (Continued)

focused structure and collection of assets. Revenue and cash flow in the most recent quarter were better than expected. We continue to see material upside in the shares after the Vodafone deal closes in 2019. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio participated in several IPO’s during the period that contributed slightly negatively to performance, including Siemens Healthineers AG (5 basis points), Eventbrite, Inc. (-1 basis point), GrafTech International Ltd. (-5 basis points) and YETI Holdings, Inc. (-10 basis points). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	95.6
Money Market Funds and Other Net Assets	4.4

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	2.1
2.	Alphabet, Inc. Class C	2.1
3.	Union Pacific Corp.	2.0
4.	Merck & Co., Inc.	2.0
5.	JPMorgan Chase & Co.	1.8
6.	MetLife, Inc.	1.8
7.	QUALCOMM, Inc.	1.8
8.	Walmart, Inc.	1.7
9.	Bristol-Myers Squibb Co.	1.7
10.	Apple, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	14.4
Financials	14.3
Consumer Discretionary	14.0
Health Care	13.7
Industrials	12.7
Communication Services	8.6
Materials	6.7
Energy	5.6
Consumer Staples	4.3
Real Estate	1.3

95.6

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 95.6%			Shares	Value
COMMUNICATION SERVICES – 8.6%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	1,905	$1,972,837
Comcast Corp. Class A (Media)			30,309	1,032,022
Inmarsat PLC (Diversified Telecom. Svs.)	(b	)	166,948	806,220
Liberty Global PLC Class C (Media)	(a	)	60,564	1,250,041
Spotify Technology SA (Entertainment)	(a	)	5,334	605,409
Twenty-First Century Fox, Inc. Class A (Entertainment)			21,175	1,018,941
Viacom, Inc. Class B (Entertainment)			50,006	1,285,154

				7,970,624

CONSUMER DISCRETIONARY – 14.0%
Carnival Corp. (Hotels, Restaurants & Leisure)			14,715	725,450
Extended Stay America, Inc. (Hotels,
Restaurants & Leisure)			71,019	1,100,795
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a	)	131,675	1,166,640
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)			10,696	723,050
International Game Technology PLC (Hotels, Restaurants & Leisure)			96,657	1,414,092
Laureate Education, Inc. Class A (Diversified Consumer Svs.)	(a	)	98,157	1,495,913
MGM Resorts International (Hotels, Restaurants & Leisure)			52,555	1,274,984
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a	)	131,731	947,146
Qurate Retail, Inc. (Internet & Direct Marketing Retail)	(a	)	49,550	967,216
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a	)	48,116	1,062,882
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			40,150	1,355,062
YETI Holdings, Inc. (Leisure Products)	(a	)	57,016	846,117

				13,079,347

CONSUMER STAPLES – 4.3%
Mondelez International, Inc. Class A (Food Products)			38,190	1,528,746
Philip Morris International, Inc. (Tobacco)			13,043	870,750
Walmart, Inc. (Food & Staples Retailing)			17,526	1,632,547

				4,032,043

ENERGY – 5.6%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)			25,244	1,106,697
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a	)	10,690	1,098,825
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)			57,761	1,083,596
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)			16,035	934,359
TechnipFMC PLC (Energy Equip. & Svs.)			50,746	993,607

				5,217,084

FINANCIALS – 14.3%
Brighthouse Financial, Inc. (Insurance)	(a	)	19,913	606,948
Chubb Ltd. (Insurance)			7,464	964,199
Citigroup, Inc. (Banks)			27,931	1,454,088
Goldman Sachs Group, Inc. / The (Capital Markets)			8,760	1,463,358
JPMorgan Chase & Co. (Banks)			17,153	1,674,476
MetLife, Inc. (Insurance)			40,713	1,671,676
Moelis & Co. Class A (Capital Markets)			30,469	1,047,524
Morgan Stanley (Capital Markets)			21,114	837,170
Pinnacle Financial Partners, Inc. (Banks)			18,249	841,279
PNC Financial Services Group, Inc. / The (Banks)			11,712	1,369,250
Wells Fargo & Co. (Banks)			29,774	1,371,986

				13,301,954

HEALTH CARE – 13.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,296	1,002,418
Allergan PLC (Pharmaceuticals)			11,076	1,480,418
AstraZeneca PLC – ADR (Pharmaceuticals)			26,404	1,002,824
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a	)	14,166	1,206,235

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Bristol-Myers Squibb Co. (Pharmaceuticals)			30,477	$1,584,194
Celgene Corp. (Biotechnology)	(a	)	17,223	1,103,822
Centene Corp. (Health Care Providers & Svs.)	(a	)	8,412	969,904
Cigna Corp. (Health Care Providers & Svs.)			7,980	1,515,562
Merck & Co., Inc. (Pharmaceuticals)			23,978	1,832,159
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			4,157	1,035,592

				12,733,128

INDUSTRIALS – 12.7%
Arcosa, Inc. (Construction & Engineering)	(a	)	22,210	614,995
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a	)	31,512	999,561
Bombardier, Inc. Class B (Aerospace & Defense)	(a	)	345,441	513,658
Delta Air Lines, Inc. (Airlines)			23,265	1,160,923
Emerson Electric Co. (Electrical Equip.)			19,879	1,187,770
GrafTech International Ltd. (Electrical Equip.)			53,825	615,758
ManpowerGroup, Inc. (Professional Svs.)			8,420	545,616
Mobile Mini, Inc. (Commercial Svs. & Supplies)			15,940	506,095
Nielsen Holdings PLC (Professional Svs.)			62,969	1,469,067
Trinity Industries, Inc. (Machinery)			51,721	1,064,935
Union Pacific Corp. (Road & Rail)			13,839	1,912,965
United Technologies Corp. (Aerospace & Defense)			12,143	1,292,987

				11,884,330

INFORMATION TECHNOLOGY – 14.4%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			9,844	1,552,793
BlackBerry Ltd. (Software)	(a	)	135,054	960,234
FireEye, Inc. (Software)	(a	)	43,315	702,136
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)			21,047	916,386
Lam Research Corp. (Semiconductors & Equip.)			4,068	553,940
Microsoft Corp. (Software)			19,650	1,995,850
PTC, Inc. (Software)	(a	)	9,438	782,410
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a	)	43,660	702,053
QUALCOMM, Inc. (Semiconductors & Equip.)			28,826	1,640,488
Teradata Corp. (Software)	(a	)	36,112	1,385,256
Verint Systems, Inc. (Software)	(a	)	31,987	1,353,370
Verra Mobility Corp. (IT Svs.)	(a	)	92,897	906,675

				13,451,591

MATERIALS – 6.7%
Agnico Eagle Mines Ltd. (Metals & Mining)			29,238	1,181,215
Albemarle Corp. (Chemicals)			8,875	683,996
DowDuPont, Inc. (Chemicals)			25,568	1,367,377
Graphic Packaging Holding Co. (Containers & Packaging)			108,683	1,156,387
Lundin Mining Corp. (Metals & Mining)			221,800	916,314
Summit Materials, Inc. Class A (Construction Materials)	(a	)	74,919	928,996

				6,234,285

REAL ESTATE – 1.3%
CoreCivic, Inc. (Equity REIT)			66,602	1,187,514

Total Common Stocks (Cost $97,476,089)				$89,091,900

Money Market Funds – 1.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c	)	1,090,296	$1,090,187
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.27%			70,000	70,000

Total Money Market Funds (Cost $1,160,189)				$1,160,187

Total Investments – 96.8% (Cost $98,636,278)	(d	)		$90,252,087
Other Assets in Excess of Liabilities – 3.2%				2,978,267

Net Assets – 100.0%				$93,230,354

21	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $806,220 or 0.9% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited)

Objective/Strategy

The ON International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies.

Performance as of December 31, 2018

Average Annual returns
One year	-13.33%
Five years	-1.15%
Ten years	5.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.06% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON International Equity Portfolio returned -13.33% versus -13.79% for its current benchmark, the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio aims to outperform its benchmark by approximately 200 – 300 bps over a full market cycle with a consistent pattern of performance. Historically, the strategy has added more value versus the benchmark when markets are fundamentally driven in both down markets and moderately rising markets, as opposed to low-quality-led, rapidly rising markets.

Global equities declined significantly in 2018, as investor sentiment was undermined by global macroeconomic and geopolitical trends, including interest rate pressures, trade disputes, and populism. Riskier assets around the world sold off, with many generating their worst calendar-year performance since the global financial crisis a decade ago. The MSCI EAFE Index declined 12.5% in the fourth quarter and was down 13.8% in 2018. Emerging markets equities (represented by the MSCI Emerging Markets Index) fell less in the fourth quarter by declining 7.5%, but they fell dramatically earlier in the year and ended 2018 down 14.6%. U.S. equities joined the rout, plunging 13.5% in the quarter and ending the year down 4.4%. These returns are notable given the outperformance of U.S. equities over international equities over much of the past decade. In the fourth quarter, international equities outperformed U.S. equities by about 100 basis points (bps). In December, the margin of outperformance by international equities over U.S. equities was more than 400 bps.

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio’s overall country allocation effect was negative, while stock selection was positive. Much of the negative allocation effect can be attributed to emerging markets countries, which were out-of-benchmark exposures. Emerging markets, in aggregate, hurt relative performance by the widest margin. (1)

The decline of investor confidence in 2018 was most pronounced in emerging markets equities, which fell 14.6% for the year. Most of these losses occurred earlier in the year, before the decline in developed markets. Some of this performance reflected the fact that emerging markets generated extraordinary returns in 2017 and that the asset class is relatively volatile. However, the downturn was also due to a significant shift in investor sentiment from the beginning of the year, when confidence was high, as the major global economies appeared to be growing together, and investors expected healthy earnings. Within a few months, however, U.S. economic growth, boosted by tax cuts and fiscal stimulus, appeared to diverge from the rest of the world. Relatively strong U.S. growth supported further Fed rate hikes, which in turn boosted the U.S. dollar early in the year.

The rising dollar put pressure on emerging markets in general, but investors focused on countries with high current account deficits and/or significant holdings of U.S. dollar–denominated debt. Argentina’s equity markets plunged almost 51% in 2018, while the value of the peso dropped by almost half. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by U.S. sanctions and a diplomatic dispute with the United States. The Turkish lira slid more than 28%, while Turkish equities fell 41.0%.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Lazard’s relative value investment philosophy is based on value creation through the process of bottom-up stock selection. This philosophy is implemented by assessing the trade-off between valuation and financial productivity for an individual security. As such, sector and country/regional weightings are a residual of our bottom up stock selection process. Our attribution has historically been primarily driven by stock selection.

Relative returns were helped most by stock selection in the Consumer Discretionary sector and stock selection in the underweighted Materials sector. (1)

Relative returns were hurt most by stock selection and an underweight in the Consumer Staples sector (a defensive sector that defended during the pullback). Stock selection in the Energy sector also detracted meaningfully from the Portfolio’s performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top Relative Contributors:

● Don Quijote Holdings Co. Ltd. (“Don Quijote”), a Japanese discount retailer that focuses on lower cost household items to drive store traffic, performed well, rising almost 20% during the year ended December 31, 2018. The company announced a favorable, significant transaction with Family Mart, involving Don Quijote taking full control of the struggling Uny chain of stores, while Family Mart tendered for 20% of Don Quijote shares in the market. (1)

23	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

● Medtronic PLC, the Irish-domiciled global leader in medical devices, positively impacted performance, rising almost 15%. Our thesis of improving revenue growth from new product launches, coupled with margin expansion from an increased focus on costs, continued to play out. (1)

● Wolters Kluwer N.V., a Netherlands-based publisher and provider of expert information, services, and software solutions for professionals in the legal and compliance, tax and accounting, and medical professions, rose almost 15%. The company operates a subscription model with very high retention rates, high margins, and returns on equity of around 30%. The company converts 95% of its net income into cash, which has driven more than 25 years of dividend growth. Its management’s consistent capital allocation plan of dividend growth and share buybacks has been rewarded. We continue to believe the company’s transformation from digital to expert solutions is likely to drive organic growth and higher margins. (1)

Top Relative Detractors:

● Cielo SA, a leading credit card acquirer in Brazil, declined more than 60%. Credit card penetration remains low in the country, offering the potential for long-term secular growth. Despite positive secular trends, we sold the position, as new competition in the market drove the company to be more aggressive on pricing, which in turn will compress margins in the short-to-medium term. (1)

● Turkcell Iletisim Hizmetleri AS (“Turkcell”), the largest mobile and fixed line data provider in Turkey, with 70 million subscribers in nine countries, declined more than 60%. During 2018, macroeconomic challenges overwhelmed the stock, as fears regarding the Turkish lira and the presidential election resulted in weak currency, equity, and bond markets. While the fundamentals of the business remained stable, and the valuation of the stock inexpensive, we lost confidence in the fundamentals amidst a rapidly deteriorating economic and political backdrop. As a result, we liquidated the position during the year. (1)

● British American Tobacco PLC declined almost 50%, as the sensitivities around a potential ban of menthol in the U.S. combustibles market made the potential for significant earnings per share (“EPS”) contraction more of a reality. For several quarters, we had thought that the growth algorithm in the combustible business (modest volume declines more than offset by price increases) remained generally intact, despite a short-term volume setback early in the year, and that the stock represented good relative value. However, due to the fact that its management had more recently appeared less confident in their margin outlook, along with the potential menthol ban and high financial leverage of the business model, we deemed the thesis impaired and sold the stock during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

24	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4) (5)	94.9
Preferred Securities (4) (5)	1.9
Money Market Funds and Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Novartis AG	4.3
2.	Royal Dutch Shell PLC	3.5
3.	Prudential PLC	3.1
4.	SAP SE	3.0
5.	Medtronic PLC	2.9
6.	Daiwa House Industry Co. Ltd.	2.7
7.	Aon PLC	2.7
8.	RELX PLC	2.5
9.	Compass Group PLC	2.4
10.	Ferguson PLC	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
United Kingdom	18.3
Japan	13.2
France	11.4
Switzerland	7.6
Netherlands	7.0
Canada	6.2
Germany	5.6
Ireland	4.3
Sweden	3.4
Norway	3.2

(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	20.3
Financials	19.8
Consumer Discretionary	9.4
Communication Services	9.2
Consumer Staples	8.1
Health Care	7.9
Energy	6.7
Materials	5.7
Information Technology	5.2
Real Estate	2.7
Utilities	1.8

96.8

Ohio National Fund, Inc.	ON International Equity Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 94.9%		Shares	Value
UNITED KINGDOM – 18.3%
Aon PLC (Financials)		95,400	$13,867,344
Compass Group PLC (Consumer Discretionary)	(a)	595,387	12,529,811
Diageo PLC (Consumer Staples)	(a)	180,580	6,452,917
Howden Joinery Group PLC (Industrials)	(a)	801,772	4,448,634
Informa PLC (Communication Services)	(a)	753,162	6,045,426
Melrose Industries PLC (Industrials)	(a)	2,464,506	5,148,608
Prudential PLC (Financials)	(a)	894,535	15,973,219
RELX PLC (Industrials)	(a)	638,221	13,160,365
RSA Insurance Group PLC (Financials)	(a)	803,183	5,271,093
Unilever PLC (Consumer Staples)	(a)	226,570	11,895,553

			94,792,970

JAPAN – 13.2%
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	442,919	14,128,417
Don Quijote Holdings Co. Ltd. (Consumer Discretionary)	(a)	154,200	9,533,649
Kao Corp. (Consumer Staples)	(a)	99,610	7,372,894
Makita Corp. (Industrials)	(a)	201,700	7,163,590
Nexon Co. Ltd. (Communication Services)	(a)(b)	562,000	7,255,153
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	92,800	7,130,084
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	258,600	8,524,764
Suzuki Motor Corp. (Consumer Discretionary)	(a)	48,800	2,460,077
Yamaha Corp. (Consumer Discretionary)	(a)	113,300	4,819,708

			68,388,336

FRANCE – 11.4%
Air Liquide SA (Materials)	(a)	65,764	8,166,280
Capgemini SE (Information Technology)	(a)	77,810	7,739,371
Cie de Saint-Gobain (Industrials)	(a)	136,486	4,530,855
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	48,333	4,757,271
Safran SA (Industrials)	(a)	94,668	11,353,999
Societe Generale SA (Financials)	(a)	141,956	4,500,650
Vinci SA (Industrials)	(a)	101,084	8,312,335
Vivendi SA (Communication Services)	(a)	392,993	9,525,094

			58,885,855

SWITZERLAND – 7.6%
Ferguson PLC (Industrials)	(a)	191,682	12,248,134
Julius Baer Group Ltd. (Financials)	(a)	134,714	4,800,736
Novartis AG (Health Care)	(a)	259,082	22,188,868

			39,237,738

NETHERLANDS – 7.0%
ABN AMRO Group N.V. (Financials)	(a)	261,692	6,158,094
Koninklijke DSM N.V. (Materials)	(a)	47,056	3,817,450
Royal Dutch Shell PLC (Energy)	(a)	612,537	18,028,697
Wolters Kluwer N.V. (Industrials)	(a)	140,789	8,279,404

			36,283,645

CANADA – 6.2%
Canadian National Railway Co. (Industrials)		73,000	5,406,556
National Bank of Canada (Financials)		150,044	6,160,245
Rogers Communications, Inc. Class B (Communication Services)		202,100	10,356,663
Suncor Energy, Inc. (Energy)		374,400	10,456,982

			32,380,446

IRELAND – 4.3%
Medtronic PLC (Health Care)		166,570	15,151,207
Ryanair Holdings PLC – ADR (Industrials)	(b)	100,820	7,192,499

			22,343,706

GERMANY – 3.7%
Fresenius SE & Co. KGaA (Health Care)	(a)	78,678	3,802,830
SAP SE (Information Technology)	(a)	157,250	15,607,003

			19,409,833

Common Stocks (Continued)				Shares	Value
SWEDEN – 3.4%
Assa Abloy AB Class B (Industrials)			(a)	581,631	$10,415,145
Epiroc AB Class A (Industrials)			(a)(b)	767,207	7,292,006

					17,707,151

NORWAY – 3.2%
Equinor ASA (Energy)			(a)	287,448	6,097,382
Telenor ASA (Communication Services)			(a)	538,806	10,463,771

					16,561,153

FINLAND – 3.0%
Nordea Bank Abp (Financials)			(a)	884,182	7,443,218
Sampo Oyj (Financials)			(a)	178,430	7,907,955

					15,351,173

SINGAPORE – 2.7%
DBS Group Holdings Ltd. (Financials)			(a)	570,420	9,919,515
NetLink NBN Trust (Communication Services)			(a)	7,461,700	4,188,122

					14,107,637

AUSTRALIA – 2.0%
BHP Group PLC (Materials)			(a)	498,432	10,532,372

SPAIN – 1.8%
Red Electrica Corp. SA (Utilities)			(a)	424,460	9,465,545

BELGIUM – 1.8%
Anheuser-Busch InBev SA/N.V. (Consumer Staples)			(a)	140,098	9,229,512

INDIA – 1.4%
ICICI Bank Ltd. – ADR (Financials)				727,610	7,487,107

DENMARK – 1.4%
Carlsberg A/S Class B (Consumer Staples)			(a)	70,220	7,469,938

HONG KONG – 1.0%
Techtronic Industries Co. Ltd. (Consumer Discretionary)			(a)	923,000	4,898,050

ISRAEL – 0.8%
Bank Leumi Le-Israel BM (Financials)			(a)	673,469	4,071,127

SOUTH KOREA – 0.7%
Samsung Electronics Co. Ltd. (Information Technology)			(a)	108,157	3,765,128

Total Common Stocks (Cost $554,595,179)					$492,368,422

Preferred Securities – 1.9%			Rate	Quantity	Value
GERMANY – 1.9%
Volkswagen AG (Consumer Discretionary)	(a	)	(c)	61,446	$9,797,901

Total Preferred Securities (Cost $11,567,557)					$9,797,901

Money Market Funds – 3.2%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(d	)		16,569,357	$16,567,700

Total Money Market Funds (Cost $16,568,367)					$16,567,700

Total Investments – 100.0% (Cost $582,731,103)	(e	)			$518,734,023
Other Assets in Excess of Liabilities – 0.0%					22,971

Net Assets – 100.0%					$518,756,994

26	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $426,087,720 or 82.1% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)	Payout is the rate of the company’s ordinary common stock dividend per share + 6 cents per share.
(d)	Rate represents the seven-day yield at December 31, 2018.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited)

Objective/Strategy

The ON Foreign Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities.

Performance as of December 31, 2018

Average Annual returns
One year	-15.62%
Five years	-1.37%
Ten years	7.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.22% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Foreign Portfolio returned -15.62% versus -14.20% for its current benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Broader macroeconomic and policy conditions have presented challenges for international value investors. In security analysis, applying a low discount rate to high future cash flows maximizes the net present value of an asset. That is effectively what central bank policies have done over the course of this cycle: keep discount (i.e., interest) rates low and profit expectations high. Unsurprisingly, the effects have been most acute where expectations were the highest: the United States, due to President Donald Trump’s pro-cyclical fiscal stimulus, and the Information Technology sector, due to optimistic growth assumptions and long-dated cash flows. Value investors focused outside of the U.S. have not participated in the structural tailwind associated with domestic growth stocks.

Q. How did country selection impact the Portfolio’s performance relative to the benchmark?

A. From a regional standpoint, Europe was the biggest detractor from relative performance, pressured by stock-level weakness in the United Kingdom (“U.K.”) during a period when Brexit turmoil escalated. Given high political uncertainty and a wide range of near-term outcomes in the U.K., we have tried to avoid companies overly exposed to the domestic economy and focused, instead, on what we viewed as lowly valued multinational companies with geographically diverse operations and minimal (or inverse) exposure to a volatile British pound. In our analysis, Europe remains excessively cheap and positioned for recovery following its protracted weakness. (1)

Positioning in Asia hindered relative results to a lesser degree, as relative weakness in South Korea offset relative strength in China. The negative impact of trade wars and economic imbalances in China became increasingly apparent as the period progressed and data softened. While officials will continue to pursue a more sustainable economic model by deleveraging, de-risking and closing excess capacity over the long term, we believe near-term pressures will probably necessitate easier policy in 2019. From an investment standpoint, Chinese companies still offer an attractive combination of high organic growth and cheap valuations, in our view, though opportunities are selective. To this end, we have largely avoided state-controlled industries plagued by excessive leverage and capacity, focusing instead on lowly valued consumer- and service-oriented sectors we believe are likely to capture an increasing share of China’s future economic growth. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection in Consumer Staples, Communication Services and Energy contributed to relative results, most notably Consumer Staples, while stock selection in Consumer Discretionary, Financials and Industrials detracted. Overweighted allocations in Health Care and Energy, and an underweighting in Consumer Discretionary, contributed to performance relative to the benchmark, while underweighted allocations in Consumer Staples, Utilities and Real Estate detracted. (1)

The benchmark benefited from its higher exposure to traditionally defensive sectors, such as Consumer Staples and Utilities, during a period of rising risk aversion. We are finding limited value opportunities in these sectors. Utilities are broadly expensive, considering the potential impacts of weaker economic growth and increasing regulatory interference on power demand and industry pricing. Meanwhile, Consumer Staples stocks have long looked expensive, and we remained underweight in the sector. Among defensive sectors, we are finding more compelling opportunities in Health Care. Unlike Consumer Staples or Utilities, Health Care is less of a simple bond proxy, offering defensiveness independent of rate fluctuations. The sector also offers growth through innovation and untapped market potential. Indeed, over the past five years, Pharmaceuticals industry revenue growth has well exceeded that of the broader market. (1)

During the period, the U.S. dollar rose in value against most foreign currencies. This hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top Contributors:

● SES SA, a Luxembourg Communication Services company focusing on satellite and group communications. Shares advanced after recent results showed stabilization in the firm’s video business as well as better-than-expected growth in other key segments. Recent progress highlights some of the positive changes being delivered by a new management team that is working to repair the balance sheet and seize long-term growth opportunities. (1)

● China Telecom Corp. Ltd., a China-based provider of wireline and mobile telecommunications services. The stock rallied after confirming its entry into the Philippines market, as their third major service provider. Despite

28	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

the company’s recent strength, broader industry concerns seem to be overshadowing its solid operating performance and attractive valuation, and we remain holders in anticipation of additional upside potential. (1)

● Softbank Group (“Softbank”), a Japanese Information Technology and Telecommunication Services provider. Shares advanced as investors looked forward to the firm’s expected merger of its U.S. wireless business, IPO of the company’s domestic telecommunications operations, and improved disclosures relating to its Vision Fund investment vehicle. As the company’s valuation discount narrowed, Softbank’s share price rose to levels we considered fair value and we realized profits on our position. (1)

Top Detractors:

● BNP Paribas SA (“BNP”), a France-based banking and financial services provider. Shares declined after the firm reported weak results from its bond trading business and struggled to grow revenues amid concerns about record-low interest rates, escalating trade tensions and political turmoil in France and Italy. Such negative headlines have resulted in an underappreciation of BNP’s diversity, stability, return profile and dividend payout. Trading at what we consider a considerable discount to tangible book value, and with a dividend yield that exceeds its price-to-earnings ratio, we believe BNP is significantly undervalued on a long-term investment horizon. (1)

● Capita PLC, a U.K. business processes outsourcing company. Shares corrected sharply after management announced plans to halt dividends and sell shares to raise capital. The emergence of new information required a reassessment of our investment thesis; with fundamentals deteriorating, valuations no longer appeared to be supportive and we liquidated the position. (1)

● Alamos Gold, Inc. Class A (“Alamos”), a Canada-based gold mining company. Alamos performed poorly in 2018 due to disappointingly low production and high costs at one of its Canadian mines, as well as concerns about permit delays at a Turkish asset. At current valuations, we believe the firm’s Turkish assets are being ascribed no value. In our analysis, with a net cash balance sheet and a credible plan to lower production costs, the stock could offer significant upside potential if gold prices rise or operational progress is achieved. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices, while the MSCI All Country World Ex-USA Index specifically excludes the impact of the United States. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

29	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4) (5)	96.8
Money Market Funds and Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Samsung Electronics Co. Ltd.	4.1
2.	BP PLC	3.2
3.	Roche Holding AG	3.0
4.	Royal Dutch Shell PLC	2.9
5.	Standard Chartered PLC	2.9
6.	Sanofi	2.6
7.	TOTAL SA	2.4
8.	BNP Paribas SA	2.3
9.	Oracle Corp.	2.2
10.	Eni SpA	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	14.4
France	10.8
Japan	9.4
South Korea	8.5
Netherlands	8.5
China	7.8
Germany	7.1
Switzerland	4.9
Canada	4.2
United States	3.7

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	19.1
Health Care	15.6
Energy	13.0
Communication Services	11.1
Information Technology	10.5
Industrials	8.5
Materials	8.0
Consumer Discretionary	4.3
Consumer Staples	3.1
Utilities	2.9
Real Estate	0.7

96.8

Ohio National Fund, Inc.	ON Foreign Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 96.8%		Shares	Value
UNITED KINGDOM – 14.4%
BAE Systems PLC (Industrials)	(a)	79,808	$466,785
Barclays PLC (Financials)	(a)	356,147	681,405
BP PLC (Energy)	(a)	280,390	1,772,538
Cobham PLC (Industrials)	(a)(b)	308,586	384,747
HSBC Holdings PLC (Financials)	(a)	126,851	1,046,487
Johnson Matthey PLC (Materials)	(a)	22,402	799,877
Kingfisher PLC (Consumer Discretionary)	(a)	245,290	644,939
Standard Chartered PLC (Financials)	(a)	206,634	1,605,889
Vodafone Group PLC (Communication Services)	(a)	276,684	537,953

			7,940,620

FRANCE – 10.8%
AXA SA (Financials)	(a)	34,143	736,871
BNP Paribas SA (Financials)	(a)	27,325	1,234,016
Cie de Saint-Gobain (Industrials)	(a)	7,745	257,107
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	4,335	426,681
Sanofi (Health Care)	(a)	16,240	1,408,817
TOTAL SA (Energy)	(a)	24,642	1,299,745
Veolia Environnement SA (Utilities)	(a)	29,402	602,129

			5,965,366

JAPAN – 9.4%
Astellas Pharma, Inc. (Health Care)	(a)	40,400	516,175
Ezaki Glico Co. Ltd. (Consumer Staples)	(a)	7,900	401,087
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	17,100	379,824
Panasonic Corp. (Consumer Discretionary)	(a)	75,400	677,350
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	13,600	590,989
Sumitomo Metal Mining Co. Ltd. (Materials)	(a)	11,000	294,574
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	49,000	576,871
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	16,100	726,957
Taiheiyo Cement Corp. (Materials)	(a)	19,200	590,883
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	13,100	444,018

			5,198,728

SOUTH KOREA – 8.5%
Hana Financial Group, Inc. (Financials)	(a)	27,721	901,565
KB Financial Group, Inc. (Financials)	(a)(b)	13,601	567,390
Korea Electric Power Corp. (Utilities)	(a)(b)	11,965	354,423
Lotte Chemical Corp. (Materials)	(a)	2,400	596,717
Samsung Electronics Co. Ltd. (Information Technology)	(a)	65,363	2,275,396

			4,695,491

NETHERLANDS – 8.5%
Flow Traders (Financials)	(a)	14,424	460,392
ING Groep N.V. (Financials)	(a)	83,261	895,604
NXP Semiconductors N.V. (Information Technology)		9,600	703,488
QIAGEN N.V. (Health Care)	(a)(b)	8,496	290,315
Royal Dutch Shell PLC (Energy)	(a)	53,883	1,610,966
SBM Offshore N.V. (Energy)	(a)	48,507	716,712

			4,677,477

CHINA – 7.8%
Baidu, Inc. – ADR (Communication Services)	(b)	5,510	873,886
China Life Insurance Co. Ltd. (Financials)	(a)	352,000	744,390
China Telecom Corp. Ltd.
(Communication Services)	(a)	2,230,000	1,142,578
NetEase, Inc. – ADR (Communication Services)		2,100	494,277
Sinopec Engineering Group Co. Ltd. (Industrials)	(a)	649,800	533,368
Sinopharm Group Co. Ltd. (Health Care)	(a)	118,400	498,494

			4,286,993

GERMANY – 7.1%
Bayer AG (Health Care)	(a)	11,898	827,491

Common Stocks (Continued)		Shares	Value
GERMANY (continued)
E.ON SE (Utilities)	(a)	64,263	$634,360
Gerresheimer AG (Health Care)	(a)	5,470	359,439
Merck KGaA (Health Care)	(a)	7,733	795,977
Siemens AG (Industrials)	(a)	5,337	595,618
Telefonica Deutschland Holding AG (Communication Services)	(a)	180,529	710,547

			3,923,432

SWITZERLAND – 4.9%
Landis+Gyr Group AG (Information Technology)	(a)	5,294	298,138
Roche Holding AG (Health Care)	(a)	6,737	1,672,520
UBS Group AG (Financials)	(a)	56,878	709,453

			2,680,111

CANADA – 4.2%
Alamos Gold, Inc. Class A (Materials)		164,300	591,480
Goldcorp, Inc. (Materials)		45,500	445,602
Husky Energy, Inc. (Energy)		50,400	520,908
Wheaton Precious Metals Corp. (Materials)		37,100	724,227

			2,282,217

UNITED STATES – 3.7%
Oracle Corp. (Information Technology)		26,960	1,217,244
Shire PLC (Health Care)	(a)	14,425	839,356

			2,056,600

HONG KONG – 3.4%
China Mobile Ltd. (Communication Services)	(a)	86,500	837,025
CK Hutchison Holdings Ltd. (Industrials)	(a)	104,500	1,003,013

			1,840,038

DENMARK – 2.5%
AP Moller – Maersk A/S Class B (Industrials)	(a)	483	607,581
Vestas Wind Systems A/S (Industrials)	(a)	10,222	773,791

			1,381,372

TAIWAN – 2.3%
Quanta Computer, Inc. (Information Technology)	(a)	271,000	463,822
Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	(a)	113,000	820,519

			1,284,341

ITALY – 2.2%
Eni SpA (Energy)	(a)	75,671	1,195,390

ISRAEL – 1.9%
Teva Pharmaceutical Industries Ltd. – ADR (Health Care)	(b)	67,643	1,043,055

SINGAPORE – 1.6%
Singapore Telecommunications Ltd. (Communication Services)	(a)	417,600	898,773

IRELAND – 1.6%
Bank of Ireland Group PLC (Financials)	(a)	99,462	553,180
CRH PLC (Materials)	(a)	12,796	338,925

			892,105

THAILAND – 0.9%
Bangkok Bank PCL (Financials)	(a)	22,700	144,486
Kasikornbank PCL – Foreign Shares (Financials)	(a)	17,500	99,278
Kasikornbank PCL – NVDR (Financials)	(a)	46,600	265,086

			508,850

NEW ZEALAND – 0.7%
SKY Network Television Ltd. (Communication Services)	(a)	303,193	376,807

31	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
LUXEMBOURG – 0.4%
SES SA (Communication Services)	(a	)	11,127	$213,039

Total Common Stocks (Cost $62,266,907)				$53,340,805

Money Market Funds – 3.1%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c	)	1,695,765	$1,695,595

Total Money Market Funds (Cost $1,695,711)				$1,695,595

Total Investments – 99.9% (Cost $63,962,618)	(d	)		$55,036,400
Other Assets in Excess of Liabilities – 0.1%				50,227

Net Assets – 100.0%				$55,086,627

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
NVDR:	Non-Voting Depository Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $46,726,638 or 84.8% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio (formerly the Aggressive Growth Portfolio) seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2018

Average Annual returns
One year	5.22%
Five years	10.90%
Ten years	14.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.96% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Janus Henderson Forty Portfolio returned 5.22% versus -1.51% for its benchmark, the Russell 1000 Growth Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Nearly all of our relative outperformance was due to security selection. Specifically, strong stock selection in the Information Technology sector was a large driver of relative outperformance. Stock selection in the Materials and Consumer Discretionary sectors also aided relative results. Due to the concentrated nature of our investment portfolio, our sector holdings are significantly different from the benchmark. Within the Information Technology and Consumer Discretionary sectors, we held stocks that strung together several strong quarters of earnings growth, which helped drive those stocks upward. (1)

Sector allocation decisions also helped relative performance, specifically underweights to Industrials and Energy. We have maintained an underweight to Energy due to a lack of competitively advantaged growth companies within the sector, and believe the performance of most companies in the sector is tied largely to commodity prices. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Trade Desk, Inc. Class A was the largest relative contributor. The stock of the programmatic advertising specialist was up after the company reported earnings that handily beat market expectations in the second and third quarters. (1)

salesforce.com, Inc. was also a large relative contributor. Strong revenue growth and continued appreciation for its business model have driven the stock higher. (1)

Mastercard, Inc. Class A was another top contributor. The company strung together several quarters of strong revenue and earnings growth. (1)

Apple, Inc. was the Portfolio’s largest detractor due to the Portfolio’s underweight relative to the benchmark. We are less optimistic about its long-term topline growth potential, which is increasingly tied to iPhone replacement cycles. (1)

NVIDIA Corp. was another relative detractor. The stock declined after the company reported earnings below consensus expectations. We continue to be impressed with the Company’s long-term outlook, however. (1)

Insmed, Inc. was the third-largest relative detractor. We like the potential for its lead therapy, amikacin liposome inhalation suspension (“ALIS”), an inhaled liposomal formulation of amikacin. The drug treats nontuberculous mycobacterial (NTM) infection, a lung disease that affects more than 200,000 people worldwide, causing symptoms such as chronic cough, chest pain and fatigue. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. No derivatives were used in the Portfolio. The Portfolio participated in two IPOs during the year, Adyen N.V. and PagSeguro Digital Ltd. In total, those stocks detracted 14 basis points from performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

33	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	96.7
Money Market Funds
Less Net Liabilities	3.3

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	7.2
2.	Microsoft Corp.	6.4
3.	Mastercard, Inc. Class A	5.7
4.	Amazon.com, Inc.	5.3
5.	salesforce.com, Inc.	4.1
6.	Intercontinental Exchange, Inc.	3.6
7.	American Tower Corp.	3.3
8.	TD Ameritrade Holding Corp.	3.3
9.	Boeing Co. / The	3.2
10.	Boston Scientific Corp.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	32.1
Health Care	18.2
Financials	11.2
Consumer Discretionary	9.4
Communication Services	8.7
Industrials	8.3
Materials	5.5
Real Estate	3.3

96.7

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 96.7%			Shares	Value

COMMUNICATION SERVICES – 8.7%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	10,406	$10,776,558
Live Nation Entertainment, Inc. (Entertainment)	(a	)	45,182	2,225,213

				13,001,771

CONSUMER DISCRETIONARY – 9.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	5,291	7,946,923
Home Depot, Inc. / The (Specialty Retail)			20,034	3,442,242
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			36,017	2,670,300

				14,059,465

FINANCIALS – 11.2%
Intercontinental Exchange, Inc. (Capital Markets)			70,891	5,340,219
Markel Corp. (Insurance)	(a	)	3,716	3,857,394
SVB Financial Group (Banks)	(a	)	13,692	2,600,385
TD Ameritrade Holding Corp. (Capital Markets)			99,267	4,860,112

				16,658,110

HEALTH CARE – 18.2%
Allergan PLC (Pharmaceuticals)			24,596	3,287,501
BeiGene Ltd. – ADR (Biotechnology)	(a	)	4,293	602,136
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	135,097	4,774,328
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			14,599	3,715,446
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	16,153	2,474,155
Humana, Inc. (Health Care Providers & Svs.)			12,544	3,593,605
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	12,038	2,764,286
Insmed, Inc. (Biotechnology)	(a	)	99,034	1,299,326
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	8,069	3,864,405
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	11,811	843,424

				27,218,612

INDUSTRIALS – 8.3%
Boeing Co. / The (Aerospace & Defense)			15,064	4,858,140
CoStar Group, Inc. (Professional Svs.)	(a	)	4,451	1,501,500
Harris Corp. (Aerospace & Defense)			29,084	3,916,161
Rexnord Corp. (Machinery)	(a	)	93,321	2,141,717

				12,417,518

INFORMATION TECHNOLOGY – 32.1%
Adobe Systems, Inc. (Software)	(a	)	10,412	2,355,611
Apple, Inc. (Tech. Hardware, Storage & Periph.)			13,628	2,149,681
ASML Holding N.V. (Semiconductors & Equip.)			21,130	3,288,251
Atlassian Corp. PLC Class A (Software)	(a	)	15,404	1,370,648
Mastercard, Inc. Class A (IT Svs.)			45,080	8,504,342
Microsoft Corp. (Software)			94,076	9,555,299
NVIDIA Corp. (Semiconductors & Equip.)			17,759	2,370,827
Pagseguro Digital Ltd. Class A (IT Svs.)	(a	)	44,586	835,096
salesforce.com, Inc. (Software)	(a	)	44,830	6,140,365
StoneCo Ltd. Class A (IT Svs.)	(a	)	35,303	650,987
Texas Instruments, Inc. (Semiconductors & Equip.)			44,072	4,164,804
Trade Desk, Inc. / The Class A (Software)	(a	)	11,457	1,329,699
Ultimate Software Group, Inc. / The (Software)	(a	)	15,127	3,704,148
WEX, Inc. (IT Svs.)	(a	)	10,594	1,483,796

				47,903,554

MATERIALS – 5.5%
Ball Corp. (Containers & Packaging)			99,572	4,578,321
Sherwin-Williams Co. / The (Chemicals)			9,120	3,588,355

				8,166,676

REAL ESTATE – 3.3%
American Tower Corp. (Equity REIT)			31,316	4,953,878

Total Common Stocks (Cost $147,145,545)				$144,379,584

Money Market Funds – 4.2%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	6,239,813	$6,239,189

Total Money Market Funds (Cost $6,239,547)				$6,239,189

Total Investments – 100.9% (Cost $153,385,092)	(c	)		$150,618,773
Liabilities in Excess of Other Assets – (0.9)%				(1,281,490)

Net Assets – 100.0%				$149,337,283

35	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Venture Portfolio (formerly the Small Cap Growth Portfolio) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

Performance as of December 31, 2018

Average Annual returns
One year	-6.37%
Five years	6.40%
Ten years	16.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Janus Henderson Venture Portfolio returned -6.37% versus -9.31% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In the second and third quarter, we were concerned about excessive valuations for many stocks of biotechnology, consumer internet and software-as a-service companies that seemed to be driving the market. While we own some of these companies, we were underweight these stocks due to valuation concerns. That hurt relative performance in the second and third quarter, but we also benefited in the fourth quarter when this theme reversed sharply.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Both security selection and sector allocation decisions contributed meaningfully to relative performance. Stock selection was particularly strong in the Industrials, Energy and Financials sectors. In terms of sector weightings, the Portfolio’s overweight to the Information Technology sector was a large boost to relative results. Information Technology is the Portfolio’s largest overweight, driven in large part by our allocation to application software companies. This overweight was a material benefit to relative performance, as the Information Technology sector was one of the few positive returning sectors for the year. Business models within the application software industry tend to have better visibility and sustainability to their revenue streams. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Trade Desk, Inc. Class A was the largest relative contributor. The stock of the programmatic advertising specialist was up after the company reported earnings that handily beat market expectations in the second and third quarters. (1)

Bioverativ, Inc. was another top contributor. The stock soared on news that French Health Care company Sanofi agreed to buy Bioverativ, Inc. for more than $11 billion, a significant premium to the firm’s market value at the time. (1)

HEICO Corp. Class A was the third-largest relative contributor. Strong earnings momentum helped boost the stock of the aerospace parts supplier in recent months. A few bolt-on acquisitions made by the company have also been viewed favorably and helped drive the stock upward. (1)

Belden, Inc. was the largest relative detractor. Belden’s stock dipped after an announcement that the Securities and Exchange Commission (“SEC”) was investigating the company over how it recognized revenue in one of its business units. The company had already announced the accounting issue, and we believe the stock price reaction to the news about the SEC investigation was overdone. (1)

Visteon Corp. was another relative detractor. The company makes automotive electronics, including infotainment systems and cockpit displays for automobiles. Concerns about the automobile cycle weighed on the stock, but we continue to like the company’s long-term outlook, as it continues to increase content and gain market share. (1)

Puma Biotechnology, Inc. detracted from relative performance. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (“EMA”) for its lead drug, Nerlynx. The stock continued to trend down as the U.S. launch has ramped up slower than expected. We still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the U.S. Food and Drug Administration (“FDA”) in 2017, and subsequently approved in Europe in mid-2018 after the EMA decision was reversed. We don’t believe the stock’s current valuation reflects the upside in the U.S market, let alone in Europe. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. No derivatives were used in the Portfolio. The Portfolio participated in several IPOs, which contributed 20 bps to performance on a net basis. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

37	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	97.6
Master Limited Partnerships (4)	2.1
Money Market Funds and Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	HEICO Corp. Class A	2.2
2.	Nice Ltd. – ADR	2.2
3.	SS&C Technologies Holdings, Inc.	2.1
4.	STERIS PLC	1.9
5.	LPL Financial Holdings, Inc.	1.9
6.	Euronet Worldwide, Inc.	1.9
7.	Catalent, Inc.	1.8
8.	ServiceMaster Global Holdings, Inc.	1.7
9.	j2 Global, Inc.	1.5
10.	Cedar Fair LP	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	30.8
Health Care	22.0
Industrials	17.9
Consumer Discretionary	11.2
Financials	7.5
Materials	4.2
Real Estate	2.0
Energy	1.8
Consumer Staples	1.6
Communication Services	0.7

99.7

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 97.6%			Shares	Value
COMMUNICATION SERVICES – 0.7%
Manchester United PLC Class A (Entertainment)			71,922	$1,365,079

CONSUMER DISCRETIONARY – 9.7%
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			13,247	1,081,220
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			30,936	1,983,616
Farfetch Ltd. Class A (Internet & Direct Marketing Retail)	(a	)	50,543	895,117
frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	48,744	1,297,078
K12, Inc. (Diversified Consumer Svs.)	(a	)	78,123	1,936,669
Lovesac Co. / The (Household Durables)	(a	)	75,020	1,720,959
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a	)	34,885	848,752
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a	)	28,043	1,069,560
Sally Beauty Holdings, Inc. (Specialty Retail)	(a	)	46,895	799,560
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	97,489	3,581,746
Thor Industries, Inc. (Automobiles)			17,200	894,400
Visteon Corp. (Auto Components)	(a	)	22,423	1,351,658
Waitr Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	127,620	1,422,963
Williams-Sonoma, Inc. (Specialty Retail)			25,834	1,303,325

				20,186,623

CONSUMER STAPLES – 1.6%
Casey’s General Stores, Inc. (Food & Staples Retailing)			8,410	1,077,657
Hain Celestial Group, Inc. / The (Food Products)	(a	)	35,100	556,686
Ontex Group N.V. (Personal Products)	(b	)	77,507	1,589,235

				3,223,578

ENERGY – 1.2%
Magnolia Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	(a	)	121,251	1,359,224
Solaris Oilfield Infrastructure, Inc. Class A (Energy Equip. & Svs.)			96,711	1,169,236

				2,528,460

FINANCIALS – 7.5%
GTY Technology Holdings, Inc. Class A (Capital Markets)	(a	)	106,257	1,057,257
Kearny Financial Corp. (Thrifts & Mortgage Finance)			90,618	1,161,723
Kingstone Cos., Inc. (Insurance)			94,664	1,674,606
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	5,433	1,192,924
LPL Financial Holdings, Inc. (Capital Markets)			63,615	3,885,604
MSCI, Inc. (Capital Markets)			12,008	1,770,340
RLI Corp. (Insurance)			35,146	2,424,723
SLM Corp. (Consumer Finance)	(a	)	147,036	1,221,869
UMB Financial Corp. (Banks)			20,854	1,271,468

				15,660,514

HEALTH CARE – 22.0%
Acceleron Pharma, Inc. (Biotechnology)	(a	)	14,845	646,500
AnaptysBio, Inc. (Biotechnology)	(a	)	17,113	1,091,638
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a	)	82,346	1,657,625
athenahealth, Inc. (Health Care Technology)	(a	)	8,471	1,117,579
BeiGene Ltd. – ADR (Biotechnology)	(a	)	6,914	969,758
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a	)	107,888	870,656
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a	)	35,770	1,322,775
Bio-Techne Corp. (Life Sciences Tools & Svs.)			13,851	2,004,517
Catalent, Inc. (Pharmaceuticals)	(a	)	118,596	3,697,823
Codexis, Inc. (Life Sciences Tools & Svs.)	(a	)	66,192	1,105,406

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a	)	18,523	$388,798
Diplomat Pharmacy, Inc. (Health Care Providers & Svs.)	(a	)	81,661	1,099,157
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a	)	34,037	1,371,351
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,822	766,522
FibroGen, Inc. (Biotechnology)	(a	)	26,874	1,243,729
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	20,634	893,040
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a	)	10,535	1,026,004
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	16,825	1,003,611
Heron Therapeutics, Inc. (Biotechnology)	(a	)	58,562	1,519,098
Heska Corp. (Health Care Equip. & Supplies)	(a	)	11,601	998,846
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	9,034	2,074,477
Immunomedics, Inc. (Biotechnology)	(a	)	40,234	574,139
Insmed, Inc. (Biotechnology)	(a	)	78,552	1,030,602
Knight Therapeutics, Inc. (Biotechnology)	(a	)	192,555	1,084,638
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,103	1,370,977
Mirati Therapeutics, Inc. (Biotechnology)	(a	)	11,177	474,128
Myovant Sciences Ltd. (Biotechnology)	(a	)	32,501	533,341
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a	)	162,798	2,052,883
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	17,797	1,270,884
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	56,527	1,745,554
Puma Biotechnology, Inc. (Biotechnology)	(a	)	27,804	565,811
RA Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	71,557	568,878
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a	)	37,152	998,646
Senseonics Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	264,736	685,666
STERIS PLC (Health Care Equip. & Supplies)			37,431	3,999,502
Surmodics, Inc. (Health Care Equip. & Supplies)	(a	)	13,283	627,755
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a	)	91,807	210,238
WaVe Life Sciences Ltd. (Pharmaceuticals)	(a	)	21,586	907,476

				45,570,028

INDUSTRIALS – 17.9%
AMERCO (Road & Rail)			5,621	1,844,306
Brady Corp. Class A (Commercial Svs. & Supplies)			42,258	1,836,533
Cimpress N.V. (Commercial Svs. & Supplies)	(a	)	15,876	1,641,896
CoStar Group, Inc. (Professional Svs.)	(a	)	3,717	1,253,893
CSW Industrials, Inc. (Building Products)	(a	)	57,067	2,759,189
EnerSys (Electrical Equip.)			17,254	1,339,083
Gates Industrial Corp. PLC (Machinery)	(a	)	182,670	2,418,551
HEICO Corp. Class A (Aerospace & Defense)			74,086	4,667,419
ITT, Inc. (Machinery)			45,440	2,193,389
Kennametal, Inc. (Machinery)			46,793	1,557,271
Kornit Digital Ltd. (Machinery)	(a	)	86,516	1,619,580
Nordson Corp. (Machinery)			17,224	2,055,684
Old Dominion Freight Line, Inc. (Road & Rail)			10,774	1,330,481
Proto Labs, Inc. (Machinery)	(a	)	10,712	1,208,206
Rexnord Corp. (Machinery)	(a	)	114,383	2,625,090
Standex International Corp. (Machinery)			36,435	2,447,703
TrueBlue, Inc. (Professional Svs.)	(a	)	55,311	1,230,670
WABCO Holdings, Inc. (Machinery)	(a	)	18,223	1,956,057
Wabtec Corp. (Machinery)			17,922	1,259,021

				37,244,022

INFORMATION TECHNOLOGY – 30.8%
Altair Engineering, Inc. Class A (Software)	(a	)	34,417	949,221
Arlo Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	98,593	983,958

39	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Belden, Inc. (Electronic Equip., Instr. & Comp.)			55,295	$2,309,672
Blackbaud, Inc. (Software)			41,357	2,601,355
Broadridge Financial Solutions, Inc. (IT Svs.)			29,243	2,814,639
Cadence Design Systems, Inc. (Software)	(a	)	62,435	2,714,674
ChannelAdvisor Corp. (Software)	(a	)	118,463	1,344,555
Cision Ltd. (Software)	(a	)	161,278	1,886,953
CTS Corp. (Electronic Equip., Instr. & Comp.)			39,952	1,034,357
Descartes Systems Group, Inc. / The (Software)	(a	)	76,285	2,013,294
Envestnet, Inc. (Software)	(a	)	44,492	2,188,562
Euronet Worldwide, Inc. (IT Svs.)	(a	)	37,566	3,846,007
Everbridge, Inc. (Software)	(a	)	22,381	1,270,346
Guidewire Software, Inc. (Software)	(a	)	16,997	1,363,669
Instructure, Inc. (Software)	(a	)	38,189	1,432,469
j2 Global, Inc. (Software)			44,317	3,074,714
LivePerson, Inc. (Software)	(a	)	63,427	1,196,233
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			24,446	1,109,360
Nice Ltd. – ADR (Software)	(a	)	41,300	4,469,073
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	21,825	1,374,975
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	162,063	2,675,660
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	24,484	1,794,677
Paylocity Holding Corp. (Software)	(a	)	28,680	1,726,823
RealPage, Inc. (Software)	(a	)	37,496	1,806,932
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	17,285	1,712,252
SailPoint Technologies Holding, Inc. (Software)	(a	)	58,557	1,375,504
SS&C Technologies Holdings, Inc. (Software)			98,661	4,450,598
Trade Desk, Inc. / The Class A (Software)	(a	)	13,219	1,534,197
Tyler Technologies, Inc. (Software)	(a	)	8,250	1,533,015
WEX, Inc. (IT Svs.)	(a	)	16,605	2,325,696
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	35,840	1,478,758
Yext, Inc. (Software)	(a	)	97,592	1,449,241

				63,841,439

MATERIALS – 4.2%
H.B. Fuller Co. (Chemicals)			41,347	1,764,276
Neenah, Inc. (Paper & Forest Products)			21,779	1,283,219
Sensient Technologies Corp. (Chemicals)			53,898	3,010,203
Valvoline, Inc. (Chemicals)			139,193	2,693,385

				8,751,083

REAL ESTATE – 2.0%
Condor Hospitality Trust, Inc. (Equity REIT)			90,640	624,510
Easterly Government Properties, Inc. (Equity REIT)			68,754	1,078,063
FirstService Corp. (Real Estate Mgmt. & Development)			18,001	1,232,708
Redfin Corp. (Real Estate Mgmt. & Development)	(a	)	83,746	1,205,942

				4,141,223

Total Common Stocks (Cost $181,749,360)				$202,512,049

Master Limited Partnerships – 2.1%			Shares	Value
CONSUMER DISCRETIONARY – 1.5%
Cedar Fair LP (Hotels, Restaurants & Leisure)			64,604	$3,055,769

ENERGY – 0.6%
DCP Midstream LP (Oil, Gas & Consumable Fuels)			49,657	1,315,414

Total Master Limited Partnerships (Cost $4,432,235)				$4,371,183

Money Market Funds – 0.1%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c	)	211,581	$211,560

Total Money Market Funds (Cost $211,560)				$211,560

Total Investments – 99.8% (Cost $186,393,155)	(d	)		$207,094,792
Other Assets in Excess of Liabilities – 0.2%				352,635

Net Assets – 100.0%				$207,447,427

40	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,589,235 or 0.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Enterprise Portfolio (formerly the Mid Cap Opportunity Portfolio) seeks long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2018

Average Annual returns
One year	-3.21%
Five years	5.76%
Ten years	13.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Janus Henderson Enterprise Portfolio returned -3.21% versus -4.75% for its benchmark, the Russell Midcap Growth Index.

Effective May 1, 2018, Janus Capital Management LLC (“Janus”) replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management, L.P. (“Goldman Sachs”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2018 to April 30, 2018 (the “first four-month period”), the Portfolio was known as the Mid Cap Opportunity Portfolio, and was sub-advised by Goldman Sachs. During the first four-month period, the Portfolio returned 1.66% versus 1.21% for the Russell Midcap Growth Index.

For the period from May 1, 2018 to December 31, 2018 (the “latter eight-month period”), the Portfolio was sub-advised by Janus. During this period, the Portfolio returned -4.79% versus -5.89% for the Russell Midcap Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Goldman Sachs: Stock selection was the primary driver of the Portfolio’s outperformance during the first four-month period. Strong stock selection in the Information Technology sector drove much of the outperformance.

A. Janus: In the second and third quarter, we were concerned about excessive valuations for many growth stocks; in particular, those within the biotechnology, consumer internet, and software spaces. While we own some of these companies, and appreciate their business models and growth opportunities, we were underweight these stocks due to valuation concerns. That hurt relative performance in the second and third quarter, but we benefited in the fourth quarter when stocks with the highest valuations sold off sharply. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Goldman Sachs: During the first four-month period, stock selection within the Information Technology and Financials sectors contributed most to relative returns, while stock selection within the Consumer Discretionary and Materials sectors detracted most from relative returns.

A. Janus: The strategy’s relative outperformance during the latter eight-month period was due to stock selection. Stock selection was particularly strong in the Health Care, Real Estate and Financials sectors, which contributed positively. Relative to the benchmark, the Portfolio’s overweight to the Financials sector detracted from relative results, along with an underweight to Consumer Staples. The Portfolio was underweight the Materials sector, which contributed positively. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Goldman Sachs: Intuit, Inc. was a top contributor to relative returns for the first four-month period. The company released positive numbers following the 2017 tax filing season in which it reported further market share gains while also raising its full-year consumer tax guidance. Intuit’s has continued to gain market share in the Do-It-Yourself (“DIY”) tax space and the company’s deep product line and growing customer base have been viewed as encouraging signs of further growth.

GoDaddy, Inc. Class A (“GoDaddy”), a web hosting services company, was also a top contributor for the first four-month period. The company reported strong fourth quarter results and gave impressive guidance for both the first quarter and full year of 2018. Continued customer engagement and expansion of its product Portfolio drove organic revenue growth that exceeded investor expectations. GoDaddy is a high-quality company that has consistently executed and been able to deliver durable earnings growth at an attractive valuation.

Valvoline, Inc. (“Valvoline”) was a top detractor from relative returns for the first four-month period. In early February, the company announced mixed quarterly results. Same store sales were strong with positive store traffic and good sales growth. However, higher commodity prices and performance in the core North American and International segments dragged on earnings. Despite the macro headwinds, the company has multiple sales growth drivers and is gaining market share among mechanics.

Hubbell, Inc. (“Hubbell”), a company that designs, manufactures and sells electrical and electronic products, was also a top detractor from relative returns for the four-month period. The stock came under pressure in April following its earnings announcement, in which it reported in-line earnings but slightly weaker than expected margins. The results were driven by challenging pricing in select markets and cost pressures.

42	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

A. Janus: Atlassian Corp. PLC Class A (“Atlassian”) was the largest relative contributor during the latter eight-month period. The company strung together consecutive quarters of strong revenue growth, validating the value of the business and driving the stock higher. We believe Atlassian’s software tools play a valuable role allowing business teams to collaborate with each other more effectively. (1)

Xilinx, Inc. (“Xilinx”) was another top contributor. In what was generally a tough environment for companies in the semiconductor supply chain, Xilinx beat earnings estimates and raised earnings guidance, which helped lift the stock in the fourth quarter. (1)

Boston Scientific Corp. was the third-largest contributor. The medical technology company reported strong earnings growth during the second quarter, which helped drive the stock. We remain encouraged by the initiatives that its management team is undertaking to boost the company’s product pipeline, expand operating margins and grow revenue. (1)

Flex Ltd. was the Portfolio’s largest relative detractor during the latter eight-month period. The supply chain solutions company had been working on a solution to near-source manufacturing for NIKE, Inc., but after delays on the project, both sides walked away from it. While this was a negative for the company, we continue to like the stock and believe the company provides great value to its customers. (1)

TD Ameritrade Holding Corp. was the second-largest detractor. Concerns about the economic and capital markets cycle weighed on the stock in the second half of 2018. Going forward, we believe that the retirement wave of baby boomers is a tailwind for companies such as TD Ameritrade, as financial assets will likely move from defined contribution plans to rollover IRAs. (1)

ON Semiconductor Corp. (“ON Semiconductor”) was another relative detractor. Concerns about the automobile cycle weighed on the stock. Fears about how tariffs might impact the semiconductor and technology hardware supply chains negatively affected ON Semiconductor. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Goldman Sachs: The Portfolio did not utilize derivatives during the first four-month period. The Portfolio participated in two IPOs during the first four-month period: Dropbox, Inc. and Hudson Ltd. Class A. The Portfolio’s position in Dropbox, Inc. contributed 5 basis points to relative performance during this period, while the Portfolio’s position in Hudson LTD detracted 4 basis points from relative performance during this period.

A. Janus: The Portfolio did not hold any derivatives or participate in any IPOs during the latter eight-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

43	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	98.3
Money Market Funds
Less Net Liabilities	1.7

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Nice Ltd. – ADR	2.7
2.	Sensata Technologies Holding PLC	2.6
3.	TD Ameritrade Holding Corp.	2.5
4.	Boston Scientific Corp.	2.4
5.	Microchip Technology, Inc.	2.3
6.	Crown Castle International Corp.	2.3
7.	Constellation Software, Inc.	2.2
8.	Aon PLC	2.2
9.	Lamar Advertising Co. Class A	2.1
10.	PerkinElmer, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	34.0
Industrials	21.4
Health Care	16.1
Financials	11.2
Consumer Discretionary	8.4
Real Estate	4.4
Communication Services	1.4
Materials	1.3
Energy	0.1

98.3

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 98.3%			Shares	Value
COMMUNICATION SERVICES – 1.4%
Liberty Media Corp. - Liberty Formula One Class C Class C (Entertainment)	(a	)	15,057	$462,250
Omnicom Group, Inc. (Media)			13,556	992,841

				1,455,091

CONSUMER DISCRETIONARY – 8.4%
Aramark (Hotels, Restaurants & Leisure)			27,356	792,503
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			6,867	560,485
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			22,750	1,458,730
frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	14,414	383,557
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)			52,066	1,580,724
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	3,763	457,618
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	22,380	948,688
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	28,830	1,059,214
Visteon Corp. (Auto Components)	(a	)	6,156	371,084
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	4,704	423,736
Williams-Sonoma, Inc. (Specialty Retail)			11,302	570,186

				8,606,525

ENERGY – 0.1%
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)			7,189	153,917

FINANCIALS – 11.2%
Aon PLC (Insurance)			15,316	2,226,334
Intact Financial Corp. (Insurance)			17,671	1,283,904
LPL Financial Holdings, Inc. (Capital Markets)			33,999	2,076,659
MSCI, Inc. (Capital Markets)			5,209	767,963
SVB Financial Group (Banks)	(a	)	3,038	576,977
Synchrony Financial (Consumer Finance)			23,553	552,553
TD Ameritrade Holding Corp. (Capital Markets)			53,102	2,599,874
W.R. Berkley Corp. (Insurance)			19,224	1,420,846

				11,505,110

HEALTH CARE – 16.1%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a	)	17,146	277,251
Alkermes PLC (Biotechnology)	(a	)	9,993	294,893
athenahealth, Inc. (Health Care Technology)	(a	)	9,523	1,256,369
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	70,288	2,483,978
Catalent, Inc. (Pharmaceuticals)	(a	)	20,118	627,279
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			8,031	2,043,890
Elanco Animal Health, Inc. (Pharmaceuticals)	(a	)	4,939	155,727
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	4,049	929,772
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	14,081	1,635,790
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	12,387	884,556
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			27,267	2,141,823
Sarepta Therapeutics, Inc. (Biotechnology)	(a	)	3,001	327,499
Teleflex, Inc. (Health Care Equip. & Supplies)			3,603	931,303
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	8,324	943,192
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	8,447	1,593,527

				16,526,849

INDUSTRIALS – 21.4%
A.O. Smith Corp. (Building Products)			19,235	821,334
AMETEK, Inc. (Electrical Equip.)			5,524	373,975
Carlisle Cos., Inc. (Industrial Conglomerates)			13,013	1,308,067
Cimpress N.V. (Commercial Svs. & Supplies)	(a	)	13,051	1,349,734
CoStar Group, Inc. (Professional Svs.)	(a	)	5,102	1,721,109
Edenred (Commercial Svs. & Supplies)	(b	)	29,208	1,075,700
Ferguson PLC (Trading Companies & Distributors)	(b	)	10,425	666,139
Harris Corp. (Aerospace & Defense)			7,067	951,572
HEICO Corp. (Aerospace & Defense)			10,463	810,673

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
HEICO Corp. Class A (Aerospace & Defense)			3,200	$201,600
IHS Markit Ltd. (Professional Svs.)	(a	)	20,593	987,846
Middleby Corp. / The (Machinery)	(a	)	7,070	726,301
Old Dominion Freight Line, Inc. (Road & Rail)			7,040	869,370
Rexnord Corp. (Machinery)	(a	)	54,415	1,248,824
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)			37,853	1,238,550
Ryanair Holdings PLC – ADR (Airlines)	(a	)	10,119	721,889
Sensata Technologies Holding PLC (Electrical Equip.)	(a	)	59,193	2,654,214
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	8,425	1,744,565
Verisk Analytics, Inc. (Professional Svs.)	(a	)	18,446	2,011,352
Wabtec Corp. (Machinery)			6,540	459,435

				21,942,249

INFORMATION TECHNOLOGY – 34.0%
Amdocs Ltd. (IT Svs.)			33,051	1,936,128
Atlassian Corp. PLC Class A (Software)	(a	)	18,874	1,679,409
Belden, Inc. (Electronic Equip., Instr. & Comp.)			13,762	574,839
Broadridge Financial Solutions, Inc. (IT Svs.)			7,714	742,472
Constellation Software, Inc. (Software)			3,525	2,256,341
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)			10,386	642,270
Euronet Worldwide, Inc. (IT Svs.)	(a	)	4,640	475,043
Fidelity National Information Services, Inc. (IT Svs.)			14,892	1,527,175
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	96,733	736,138
Gartner, Inc. (IT Svs.)	(a	)	7,849	1,003,416
Global Payments, Inc. (IT Svs.)			19,083	1,968,030
GoDaddy, Inc. Class A (IT Svs.)	(a	)	12,644	829,699
Intuit, Inc. (Software)			3,400	669,290
KLA-Tencor Corp. (Semiconductors & Equip.)			18,243	1,632,566
Lam Research Corp. (Semiconductors & Equip.)			7,973	1,085,683
Microchip Technology, Inc. (Semiconductors & Equip.)			33,188	2,386,881
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			43,557	1,976,617
Nice Ltd. – ADR (Software)	(a	)	25,010	2,706,332
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	97,261	1,605,779
SS&C Technologies Holdings, Inc. (Software)			45,608	2,057,377
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			27,150	2,053,354
Ultimate Software Group, Inc. / The (Software)	(a	)	4,860	1,190,068
WEX, Inc. (IT Svs.)	(a	)	14,059	1,969,104
Xilinx, Inc. (Semiconductors & Equip.)			13,602	1,158,482

				34,862,493

MATERIALS – 1.3%
Sealed Air Corp. (Containers & Packaging)			37,497	1,306,395

REAL ESTATE – 4.4%
Crown Castle International Corp. (Equity REIT)			21,874	2,376,173
Lamar Advertising Co. Class A (Equity REIT)			31,567	2,183,805

				4,559,978

Total Common Stocks (Cost $109,800,011)				$100,918,607

Money Market Funds – 1.8%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c	)	1,824,215	$1,824,032

Total Money Market Funds (Cost $1,824,035)				$1,824,032

Total Investments – 100.1% (Cost $111,624,046)	(d	)		$102,742,639
Liabilities in Excess of Other Assets – (0.1)%				(151,577)

Net Assets – 100.0%				$102,591,062

45	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,741,839 or 1.7% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio (formerly the S&P 500® Index Portfolio) seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P 500® Index.

Performance as of December 31, 2018

Average Annual returns
One year	-4.78%
Five years	8.02%
Ten years	12.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.38% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON S&P 500® Index Portfolio returned -4.78% versus -4.38% for its benchmark, the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector allocation or stock selection that caused any material performance variance between the Portfolio and its benchmark. (1)

Most sectors had negative returns for the year. The Financials sector was down 13.0%, Industrials fell 13.3% and Energy declined 18.1%. Health Care and Utilities were up 6.5% and 4.1% for the year, respectively. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors to the benchmark’s return included Amazon.com, Inc. (28.4% return) and Microsoft Corp. (20.8% return). Together, these two stocks made up approximately 6.2% of the benchmark. Facebook, Inc. Class A (-25.7%) was the largest detractor from the benchmark’s return over the year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the investment strategy or selection process during the reporting period. Over the 2018 calendar year, the portfolio management team added a total of four new members. Their names and positions have been provided below for reference.

• Manav Verma, CFA – Portfolio Manager

• Michael Trotter – Assistant Portfolio Manager

• Clinton Clark – Index Analyst

• Daniel Glenn – Portfolio Manager

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

47	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	99.2
Money Market Funds and Other Net Assets	0.8

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.7
2.	Apple, Inc.	3.3
3.	Amazon.com, Inc.	2.9
4.	Berkshire Hathaway, Inc. Class B	1.9
5.	Johnson & Johnson	1.6
6.	JPMorgan Chase & Co.	1.5
7.	Alphabet, Inc. Class C	1.5
8.	Facebook, Inc. Class A	1.5
9.	Alphabet, Inc. Class A	1.5
10.	Exxon Mobil Corp.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	20.0
Health Care	15.4
Financials	13.3
Communication Services	10.0
Consumer Discretionary	9.9
Industrials	9.1
Consumer Staples	7.3
Energy	5.3
Utilities	3.3
Real Estate	2.9
Materials	2.7

99.2

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 99.2%		Shares	Value
COMMUNICATION SERVICES – 10.0%
Activision Blizzard, Inc. (Entertainment)		39,994	$1,862,520
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	15,670	16,374,523
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	16,126	16,700,247
AT&T, Inc. (Diversified Telecom. Svs.)		381,466	10,887,040
CBS Corp. Class B (Media)		17,648	771,570
CenturyLink, Inc. (Diversified Telecom. Svs.)		49,844	755,137
Charter Communications, Inc. Class A (Media)	(a)	9,239	2,632,838
Comcast Corp. Class A (Media)		237,961	8,102,572
Discovery, Inc. Class A (Media)	(a)	8,217	203,289
Discovery, Inc. Class C (Media)	(a)	18,880	435,750
DISH Network Corp. Class A (Media)	(a)	12,015	300,014
Electronic Arts, Inc. (Entertainment)	(a)	15,836	1,249,619
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	125,922	16,507,115
Interpublic Group of Cos., Inc. / The (Media)		20,145	415,591
Netflix, Inc. (Entertainment)	(a)	22,857	6,117,905
News Corp. Class A (Media)		20,145	228,646
News Corp. Class B (Media)		6,532	75,445
Omnicom Group, Inc. (Media)		11,746	860,277
Take-Two Interactive Software, Inc. (Entertainment)	(a)	5,968	614,346
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	5,367	289,496
Twenty-First Century Fox, Inc. Class A (Entertainment)		55,398	2,665,752
Twenty-First Century Fox, Inc. Class B (Entertainment)		25,532	1,219,919
Twitter, Inc. (Interactive Media & Svs.)	(a)	37,905	1,089,390
Verizon Communications, Inc. (Diversified Telecom. Svs.)		216,574	12,175,790
Viacom, Inc. Class B (Entertainment)		18,525	476,092
Walt Disney Co. / The (Entertainment)		78,027	8,555,660

			111,566,543

CONSUMER DISCRETIONARY – 9.9%
Advance Auto Parts, Inc. (Specialty Retail)		3,821	601,655
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	21,528	32,334,410
Aptiv PLC (Auto Components)		13,810	850,282
AutoZone, Inc. (Specialty Retail)	(a)	1,322	1,108,285
Best Buy Co., Inc. (Specialty Retail)		12,271	649,872
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	2,428	4,182,036
BorgWarner, Inc. (Auto Components)		10,916	379,222
CarMax, Inc. (Specialty Retail)	(a)	9,153	574,168
Carnival Corp. (Hotels, Restaurants & Leisure)		20,987	1,034,659
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,282	553,555
D.R. Horton, Inc. (Household Durables)		17,947	622,043
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		6,505	649,589
Dollar General Corp. (Multiline Retail)		13,779	1,489,234
Dollar Tree, Inc. (Multiline Retail)	(a)	12,473	1,126,561
eBay, Inc. (Internet & Direct Marketing Retail)	(a)	47,437	1,331,557
Expedia Group, Inc. (Internet & Direct Marketing Retail)		6,210	699,556
Foot Locker, Inc. (Specialty Retail)		6,022	320,370
Ford Motor Co. (Automobiles)		204,783	1,566,590
Gap, Inc. / The (Specialty Retail)		11,196	288,409
Garmin Ltd. (Household Durables)		6,334	401,069
General Motors Co. (Automobiles)		68,798	2,301,293
Genuine Parts Co. (Distributors)		7,692	738,586
Goodyear Tire & Rubber Co. / The (Auto Components)		12,213	249,267
H&R Block, Inc. (Diversified Consumer Svs.)		10,772	273,286
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		18,907	236,905
Harley-Davidson, Inc. (Automobiles)		8,535	291,214
Hasbro, Inc. (Leisure Products)		6,100	495,625

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		15,544	$1,116,059
Home Depot, Inc. / The (Specialty Retail)		59,203	10,172,259
Kohl’s Corp. (Multiline Retail)		8,655	574,173
L Brands, Inc. (Specialty Retail)		11,969	307,244
Leggett & Platt, Inc. (Household Durables)		6,836	245,002
Lennar Corp. Class A (Household Durables)		15,333	600,287
LKQ Corp. (Distributors)	(a)	16,678	395,769
Lowe’s Cos., Inc. (Specialty Retail)		42,086	3,887,063
Macy’s, Inc. (Multiline Retail)		16,115	479,905
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		14,840	1,611,030
Mattel, Inc. (Leisure Products)	(a)	18,091	180,729
McDonald’s Corp. (Hotels, Restaurants & Leisure)		40,406	7,174,893
MGM Resorts International (Hotels, Restaurants & Leisure)		26,251	636,849
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	7,874	298,582
Mohawk Industries, Inc. (Household Durables)	(a)	3,306	386,670
Newell Brands, Inc. (Household Durables)		22,509	418,442
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		66,726	4,947,066
Nordstrom, Inc. (Multiline Retail)		5,964	277,982
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	11,530	488,757
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	4,199	1,445,842
PulteGroup, Inc. (Household Durables)		13,543	351,983
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,970	369,011
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,860	295,896
Ross Stores, Inc. (Specialty Retail)		19,569	1,628,141
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		8,982	878,350
Starbucks Corp. (Hotels, Restaurants & Leisure)		65,024	4,187,546
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		15,189	512,629
Target Corp. (Multiline Retail)		27,351	1,807,628
Tiffany & Co. (Specialty Retail)		5,686	457,780
TJX Cos., Inc. / The (Specialty Retail)		64,863	2,901,971
Tractor Supply Co. (Specialty Retail)		6,398	533,849
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,953	723,013
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	9,834	173,767
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	10,082	163,026
V.F. Corp. (Textiles, Apparel & Luxury Goods)		17,054	1,216,632
Whirlpool Corp. (Household Durables)		3,344	357,373
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		5,129	507,309
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		16,369	1,504,638

			109,564,443

CONSUMER STAPLES – 7.3%
Altria Group, Inc. (Tobacco)		98,488	4,864,322
Archer-Daniels-Midland Co. (Food Products)		29,385	1,203,903
Brown-Forman Corp. Class B (Beverages)		8,716	414,707
Campbell Soup Co. (Food Products)		10,098	333,133
Church & Dwight Co., Inc. (Household Products)		12,906	848,699
Clorox Co. / The (Household Products)		6,691	1,031,351
Coca-Cola Co. / The (Beverages)		200,789	9,507,359
Colgate-Palmolive Co. (Household Products)		45,459	2,705,720
Conagra Brands, Inc. (Food Products)		25,453	543,676
Constellation Brands, Inc. Class A (Beverages)		8,708	1,400,420
Costco Wholesale Corp. (Food & Staples Retailing)		22,968	4,678,811
Coty, Inc. Class A (Personal Products)		23,620	154,947
Estee Lauder Cos., Inc. / The Class A (Personal Products)		11,526	1,499,533
General Mills, Inc. (Food Products)		31,251	1,216,914

49	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Hershey Co. / The (Food Products)		7,350	$787,773
Hormel Foods Corp. (Food Products)		14,290	609,897
J.M. Smucker Co. / The (Food Products)		5,962	557,387
Kellogg Co. (Food Products)		13,278	756,979
Kimberly-Clark Corp. (Household Products)		18,151	2,068,125
Kraft Heinz Co. / The (Food Products)		32,597	1,402,975
Kroger Co. / The (Food & Staples Retailing)		41,826	1,150,215
Lamb Weston Holdings, Inc. (Food Products)		7,676	564,647
McCormick & Co., Inc. (Food Products)		6,382	888,630
Molson Coors Brewing Co. Class B (Beverages)		9,817	551,323
Mondelez International, Inc. Class A (Food Products)		76,201	3,050,326
Monster Beverage Corp. (Beverages)	(a)	20,868	1,027,123
PepsiCo, Inc. (Beverages)		73,985	8,173,863
Philip Morris International, Inc. (Tobacco)		81,478	5,439,471
Procter & Gamble Co. / The (Household Products)		130,584	12,003,281
Sysco Corp. (Food & Staples Retailing)		25,064	1,570,510
Tyson Foods, Inc. Class A (Food Products)		15,467	825,938
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		42,136	2,879,153
Walmart, Inc. (Food & Staples Retailing)		74,615	6,950,387

			81,661,498

ENERGY – 5.3%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		26,431	1,158,735
Apache Corp. (Oil, Gas & Consumable Fuels)		19,893	522,191
Baker Hughes, a GE Co. (Energy Equip. & Svs.)		26,909	578,543
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		22,600	505,110
Chevron Corp. (Oil, Gas & Consumable Fuels)		100,151	10,895,427
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5,012	308,990
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	10,496	1,078,884
ConocoPhillips (Oil, Gas & Consumable Fuels)		60,341	3,762,261
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		24,540	553,132
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		8,084	749,387
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		30,395	2,650,748
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		221,909	15,131,975
Halliburton Co. (Energy Equip. & Svs.)		45,917	1,220,474
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		5,715	273,977
Hess Corp. (Oil, Gas & Consumable Fuels)		13,043	528,241
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		8,355	427,108
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		99,483	1,530,049
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		43,570	624,794
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		36,210	2,136,752
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		20,094	516,416
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	10,501	153,945
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		25,148	471,776
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		39,574	2,429,052
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		21,561	1,163,216
Phillips 66 (Oil, Gas & Consumable Fuels)		22,236	1,915,631
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		8,935	1,175,131
Schlumberger Ltd. (Energy Equip. & Svs.)		72,582	2,618,759
TechnipFMC PLC (Energy Equip. & Svs.)		22,301	436,654

Common Stocks (Continued)		Shares	Value
ENERGY (continued)
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		22,240	$1,667,333
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		63,449	1,399,050

			58,583,741

FINANCIALS – 13.3%
Affiliated Managers Group, Inc. (Capital Markets)		2,761	269,032
Aflac, Inc. (Insurance)		39,901	1,817,890
Allstate Corp. / The (Insurance)		18,053	1,491,719
American Express Co. (Consumer Finance)		36,715	3,499,674
American International Group, Inc. (Insurance)		46,368	1,827,363
Ameriprise Financial, Inc. (Capital Markets)		7,304	762,318
Aon PLC (Insurance)		12,624	1,835,025
Arthur J. Gallagher & Co. (Insurance)		9,626	709,436
Assurant, Inc. (Insurance)		2,732	244,350
Bank of America Corp. (Banks)		478,390	11,787,530
Bank of New York Mellon Corp. / The (Capital Markets)		47,679	2,244,251
BB&T Corp. (Banks)		40,391	1,749,738
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	101,965	20,819,214
BlackRock, Inc. (Capital Markets)		6,365	2,500,299
Brighthouse Financial, Inc. (Insurance)	(a)	6,216	189,464
Capital One Financial Corp. (Consumer Finance)		24,826	1,876,597
CBOE Global Markets, Inc. (Capital Markets)		5,881	575,338
Charles Schwab Corp. / The (Capital Markets)		62,996	2,616,224
Chubb Ltd. (Insurance)		24,152	3,119,955
Cincinnati Financial Corp. (Insurance)		7,933	614,173
Citigroup, Inc. (Banks)		128,001	6,663,732
Citizens Financial Group, Inc. (Banks)		24,525	729,128
CME Group, Inc. (Capital Markets)		18,752	3,527,626
Comerica, Inc. (Banks)		8,475	582,148
Discover Financial Services (Consumer Finance)		17,609	1,038,579
E*TRADE Financial Corp. (Capital Markets)		13,326	584,745
Everest Re Group Ltd. (Insurance)		2,131	464,047
Fifth Third Bancorp (Banks)		34,363	808,561
First Republic Bank/CA (Banks)		8,583	745,863
Franklin Resources, Inc. (Capital Markets)		15,598	462,637
Goldman Sachs Group, Inc. / The (Capital Markets)		18,132	3,028,951
Hartford Financial Services Group, Inc. / The (Insurance)		18,803	835,793
Huntington Bancshares, Inc. (Banks)		55,639	663,217
Intercontinental Exchange, Inc. (Capital Markets)		29,854	2,248,902
Invesco Ltd. (Capital Markets)		21,560	360,914
Jefferies Financial Group, Inc. (Diversified Financial Svs.)		14,732	255,748
JPMorgan Chase & Co. (Banks)		174,297	17,014,873
KeyCorp (Banks)		54,223	801,416
Lincoln National Corp. (Insurance)		11,196	574,467
Loews Corp. (Insurance)		14,492	659,676
M&T Bank Corp. (Banks)		7,357	1,053,007
Marsh & McLennan Cos., Inc. (Insurance)		26,401	2,105,480
MetLife, Inc. (Insurance)		51,724	2,123,787
Moody’s Corp. (Capital Markets)		8,737	1,223,529
Morgan Stanley (Capital Markets)		68,521	2,716,858
MSCI, Inc. (Capital Markets)		4,614	680,242
Nasdaq, Inc. (Capital Markets)		6,015	490,644
Northern Trust Corp. (Capital Markets)		11,604	969,978
People’s United Financial, Inc. (Banks)		19,783	285,469
PNC Financial Services Group, Inc. / The (Banks)		24,185	2,827,468
Principal Financial Group, Inc. (Insurance)		13,797	609,413
Progressive Corp. / The (Insurance)		30,562	1,843,805
Prudential Financial, Inc. (Insurance)		21,647	1,765,313
Raymond James Financial, Inc. (Capital Markets)		6,759	502,937

50	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Regions Financial Corp. (Banks)		54,189	$725,049
S&P Global, Inc. (Capital Markets)		13,151	2,234,881
State Street Corp. (Capital Markets)		19,893	1,254,651
SunTrust Banks, Inc. (Banks)		23,549	1,187,812
SVB Financial Group (Banks)	(a)	2,791	530,067
Synchrony Financial (Consumer Finance)		34,658	813,077
T. Rowe Price Group, Inc. (Capital Markets)		12,614	1,164,524
Torchmark Corp. (Insurance)		5,379	400,897
Travelers Cos., Inc. / The (Insurance)		13,883	1,662,489
U.S. Bancorp (Banks)		79,623	3,638,771
Unum Group (Insurance)		11,465	336,842
Wells Fargo & Co. (Banks)		222,051	10,232,110
Willis Towers Watson PLC (Insurance)		6,811	1,034,318
Zions Bancorp N.A. (Banks)		10,073	410,374

			147,424,405

HEALTH CARE – 15.4%
Abbott Laboratories (Health Care Equip. & Supplies)		92,056	6,658,410
AbbVie, Inc. (Biotechnology)		78,841	7,268,352
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	2,361	767,419
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		16,708	1,127,122
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	11,693	1,138,430
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,815	798,975
Allergan PLC (Pharmaceuticals)		16,618	2,221,162
AmerisourceBergen Corp. (Health Care Providers & Svs.)		8,220	611,568
Amgen, Inc. (Biotechnology)		33,399	6,501,783
Anthem, Inc. (Health Care Providers & Svs.)		13,556	3,560,212
Baxter International, Inc. (Health Care Equip. & Supplies)		25,939	1,707,305
Becton Dickinson and Co. (Health Care Equip. & Supplies)		14,060	3,167,999
Biogen, Inc. (Biotechnology)	(a)	10,560	3,177,715
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	72,530	2,563,210
Bristol-Myers Squibb Co. (Pharmaceuticals)		85,549	4,446,837
Cardinal Health, Inc. (Health Care Providers & Svs.)		15,616	696,474
Celgene Corp. (Biotechnology)	(a)	36,650	2,348,898
Centene Corp. (Health Care Providers & Svs.)	(a)	10,763	1,240,974
Cerner Corp. (Health Care Technology)	(a)	17,270	905,639
Cigna Corp. (Health Care Providers & Svs.)		19,958	3,790,384
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		2,576	655,592
CVS Health Corp. (Health Care Providers & Svs.)		67,781	4,441,011
Danaher Corp. (Health Care Equip. & Supplies)		32,328	3,333,663
DaVita, Inc. (Health Care Providers & Svs.)	(a)	6,612	340,254
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		11,665	434,055
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	10,957	1,678,284
Eli Lilly & Co. (Pharmaceuticals)		49,415	5,718,304
Gilead Sciences, Inc. (Biotechnology)		67,803	4,241,078
HCA Healthcare, Inc. (Health Care Providers & Svs.)		14,070	1,751,011
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	7,990	627,375
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	14,120	580,332
Humana, Inc. (Health Care Providers & Svs.)		7,190	2,059,791
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	4,520	840,810
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	7,705	2,310,961
Incyte Corp. (Biotechnology)	(a)	9,258	588,716
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	5,986	2,866,815
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	8,304	964,676
Johnson & Johnson (Pharmaceuticals)		140,572	18,140,817

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	5,289	$668,318
McKesson Corp. (Health Care Providers & Svs.)		10,240	1,131,213
Medtronic PLC (Health Care Equip. & Supplies)		70,394	6,403,038
Merck & Co., Inc. (Pharmaceuticals)		136,295	10,414,301
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,313	742,607
Mylan N.V. (Pharmaceuticals)	(a)	27,026	740,512
Nektar Therapeutics (Pharmaceuticals)	(a)	9,072	298,197
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		5,830	457,947
Perrigo Co. PLC (Pharmaceuticals)		6,551	253,851
Pfizer, Inc. (Pharmaceuticals)		302,976	13,224,902
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		7,132	593,882
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	4,068	1,519,398
ResMed, Inc. (Health Care Equip. & Supplies)		7,469	850,495
Stryker Corp. (Health Care Equip. & Supplies)		16,278	2,551,576
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		21,100	4,721,969
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		50,424	12,561,627
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		4,469	520,907
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,776	541,169
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	13,395	2,219,685
Waters Corp. (Life Sciences Tools & Svs.)	(a)	3,970	748,940
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	2,620	618,556
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		10,691	1,108,871
Zoetis, Inc. (Pharmaceuticals)		25,182	2,154,068

			171,318,442

INDUSTRIALS – 9.1%
3M Co. (Industrial Conglomerates)		30,520	5,815,281
A.O. Smith Corp. (Building Products)		7,542	322,043
Alaska Air Group, Inc. (Airlines)		6,463	393,274
Allegion PLC (Building Products)		4,982	397,115
American Airlines Group, Inc. (Airlines)		21,485	689,883
AMETEK, Inc. (Electrical Equip.)		12,166	823,638
Arconic, Inc. (Aerospace & Defense)		22,542	380,058
Boeing Co. / The (Aerospace & Defense)		27,681	8,927,122
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		7,207	606,037
Caterpillar, Inc. (Machinery)		30,930	3,930,275
Cintas Corp. (Commercial Svs. & Supplies)		4,538	762,339
Copart, Inc. (Commercial Svs. & Supplies)	(a)	10,794	515,737
CSX Corp. (Road & Rail)		42,046	2,612,318
Cummins, Inc. (Machinery)		7,742	1,034,641
Deere & Co. (Machinery)		16,860	2,515,006
Delta Air Lines, Inc. (Airlines)		32,702	1,631,830
Dover Corp. (Machinery)		7,670	544,187
Eaton Corp. PLC (Electrical Equip.)		22,716	1,559,681
Emerson Electric Co. (Electrical Equip.)		32,819	1,960,935
Equifax, Inc. (Professional Svs.)		6,320	588,582
Expeditors International of Washington, Inc. (Air Freight & Logistics)		9,046	615,942
Fastenal Co. (Trading Companies & Distributors)		15,046	786,755
FedEx Corp. (Air Freight & Logistics)		12,707	2,050,020
Flowserve Corp. (Machinery)		6,859	260,779
Fluor Corp. (Construction & Engineering)		7,373	237,411
Fortive Corp. (Machinery)		15,404	1,042,235
Fortune Brands Home & Security, Inc. (Building Products)		7,412	281,582
General Dynamics Corp. (Aerospace & Defense)		14,591	2,293,851
General Electric Co. (Industrial Conglomerates)		455,900	3,451,163
Harris Corp. (Aerospace & Defense)		6,167	830,387

51	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Honeywell International, Inc. (Industrial Conglomerates)		38,801	$5,126,388
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		2,251	428,388
IHS Markit Ltd. (Professional Svs.)	(a)	18,800	901,836
Illinois Tool Works, Inc. (Machinery)		16,000	2,027,040
Ingersoll-Rand PLC (Machinery)		12,876	1,174,677
J.B. Hunt Transport Services, Inc. (Road & Rail)		4,578	425,937
Jacobs Engineering Group, Inc. (Construction & Engineering)		6,267	366,369
Johnson Controls International PLC (Building Products)		48,433	1,436,038
Kansas City Southern (Road & Rail)		5,330	508,749
L3 Technologies, Inc. (Aerospace & Defense)		4,125	716,348
Lockheed Martin Corp. (Aerospace & Defense)		12,970	3,396,065
Masco Corp. (Building Products)		16,012	468,191
Nielsen Holdings PLC (Professional Svs.)		18,606	434,078
Norfolk Southern Corp. (Road & Rail)		14,275	2,134,684
Northrop Grumman Corp. (Aerospace & Defense)		9,100	2,228,590
PACCAR, Inc. (Machinery)		18,315	1,046,519
Parker-Hannifin Corp. (Machinery)		6,937	1,034,584
Pentair PLC (Machinery)		8,371	316,256
Quanta Services, Inc. (Construction & Engineering)		7,654	230,385
Raytheon Co. (Aerospace & Defense)		14,916	2,287,369
Republic Services, Inc. (Commercial Svs. & Supplies)		11,398	821,682
Robert Half International, Inc. (Professional Svs.)		6,367	364,192
Rockwell Automation, Inc. (Electrical Equip.)		6,325	951,786
Rollins, Inc. (Commercial Svs. & Supplies)		7,720	278,692
Roper Technologies, Inc. (Industrial Conglomerates)		5,421	1,444,805
Snap-on, Inc. (Machinery)		2,918	423,956
Southwest Airlines Co. (Airlines)		26,525	1,232,882
Stanley Black & Decker, Inc. (Machinery)		7,918	948,101
Textron, Inc. (Aerospace & Defense)		12,734	585,637
TransDigm Group, Inc. (Aerospace & Defense)	(a)	2,544	865,113
Union Pacific Corp. (Road & Rail)		38,618	5,338,166
United Continental Holdings, Inc. (Airlines)	(a)	11,996	1,004,425
United Parcel Service, Inc. Class B (Air Freight & Logistics)		36,439	3,553,896
United Rentals, Inc. (Trading Companies & Distributors)	(a)	4,251	435,855
United Technologies Corp. (Aerospace & Defense)		42,538	4,529,446
Verisk Analytics, Inc. (Professional Svs.)	(a)	8,628	940,797
Waste Management, Inc. (Commercial Svs. & Supplies)		20,559	1,829,545
WW Grainger, Inc. (Trading Companies & Distributors)		2,391	675,123
Xylem, Inc. (Machinery)		9,420	628,502

			101,401,199

INFORMATION TECHNOLOGY – 20.0%
Accenture PLC Class A (IT Svs.)		33,411	4,711,285
Adobe Systems, Inc. (Software)	(a)	25,585	5,788,350
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	46,097	850,951
Akamai Technologies, Inc. (IT Svs.)	(a)	8,536	521,379
Alliance Data Systems Corp. (IT Svs.)		2,455	368,446
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		15,794	1,279,630
Analog Devices, Inc. (Semiconductors & Equip.)		19,401	1,665,188
ANSYS, Inc. (Software)	(a)	4,380	626,077
Apple, Inc. (Tech. Hardware, Storage & Periph.)		236,287	37,271,911
Applied Materials, Inc. (Semiconductors & Equip.)		51,522	1,686,830
Arista Networks, Inc. (Communications Equip.)	(a)	2,728	574,790
Autodesk, Inc. (Software)	(a)	11,479	1,476,314

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Automatic Data Processing, Inc. (IT Svs.)		22,943	$3,008,286
Broadcom, Inc. (Semiconductors & Equip.)		21,670	5,510,248
Broadridge Financial Solutions, Inc. (IT Svs.)		6,119	588,954
Cadence Design Systems, Inc. (Software)	(a)	14,788	642,982
Cisco Systems, Inc. (Communications Equip.)		235,650	10,210,714
Citrix Systems, Inc. (Software)		6,710	687,507
Cognizant Technology Solutions Corp. Class A (IT Svs.)		30,349	1,926,554
Corning, Inc. (Electronic Equip., Instr. & Comp.)		41,952	1,267,370
DXC Technology Co. (IT Svs.)		14,682	780,642
F5 Networks, Inc. (Communications Equip.)	(a)	3,178	514,931
Fidelity National Information Services, Inc. (IT Svs.)		17,165	1,760,271
Fiserv, Inc. (IT Svs.)	(a)	20,885	1,534,839
FleetCor Technologies, Inc. (IT Svs.)	(a)	4,648	863,227
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		7,251	315,708
Fortinet, Inc. (Software)	(a)	7,590	534,564
Gartner, Inc. (IT Svs.)	(a)	4,764	609,030
Global Payments, Inc. (IT Svs.)		8,293	855,257
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		74,585	985,268
HP, Inc. (Tech. Hardware, Storage & Periph.)		82,940	1,696,952
Intel Corp. (Semiconductors & Equip.)		239,216	11,226,407
International Business Machines Corp. (IT Svs.)		47,633	5,414,443
Intuit, Inc. (Software)		13,603	2,677,751
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,875	212,419
Jack Henry & Associates, Inc. (IT Svs.)		4,051	512,532
Juniper Networks, Inc. (Communications Equip.)		18,091	486,829
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,824	609,874
KLA-Tencor Corp. (Semiconductors & Equip.)		8,023	717,978
Lam Research Corp. (Semiconductors & Equip.)		8,134	1,107,607
Mastercard, Inc. Class A (IT Svs.)		47,625	8,984,456
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		14,522	738,444
Microchip Technology, Inc. (Semiconductors & Equip.)		12,396	891,520
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	58,708	1,862,805
Microsoft Corp. (Software)		405,100	41,146,007
Motorola Solutions, Inc. (Communications Equip.)		8,571	986,008
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		13,202	787,763
NVIDIA Corp. (Semiconductors & Equip.)		31,972	4,268,262
Oracle Corp. (Software)		133,557	6,030,099
Paychex, Inc. (IT Svs.)		16,751	1,091,328
PayPal Holdings, Inc. (IT Svs.)	(a)	61,762	5,193,567
Qorvo, Inc. (Semiconductors & Equip.)	(a)	6,547	397,599
QUALCOMM, Inc. (Semiconductors & Equip.)		63,534	3,615,720
Red Hat, Inc. (Software)	(a)	9,265	1,627,305
salesforce.com, Inc. (Software)	(a)	40,096	5,491,949
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		13,651	526,792
Skyworks Solutions, Inc. (Semiconductors & Equip.)		9,305	623,621
Symantec Corp. (Software)		33,486	632,718
Synopsys, Inc. (Software)	(a)	7,824	659,094
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		17,980	1,359,827
Texas Instruments, Inc. (Semiconductors & Equip.)		50,346	4,757,697
Total System Services, Inc. (IT Svs.)		8,797	715,108
VeriSign, Inc. (IT Svs.)	(a)	5,576	826,865
Visa, Inc. (IT Svs.)		92,103	12,152,070
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		15,170	560,835
Western Union Co. / The (IT Svs.)		23,209	395,945

52	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Xerox Corp. (Tech. Hardware, Storage & Periph.)			10,866	$214,712
Xilinx, Inc. (Semiconductors & Equip.)			13,263	1,129,610

				221,748,021

MATERIALS – 2.7%
Air Products & Chemicals, Inc. (Chemicals)			11,507	1,841,695
Albemarle Corp. (Chemicals)			5,567	429,049
Avery Dennison Corp. (Containers & Packaging)			4,545	408,277
Ball Corp. (Containers & Packaging)			17,778	817,433
Celanese Corp. (Chemicals)			7,011	630,780
CF Industries Holdings, Inc. (Chemicals)			12,097	526,341
DowDuPont, Inc. (Chemicals)			120,250	6,430,970
Eastman Chemical Co. (Chemicals)			7,340	536,627
Ecolab, Inc. (Chemicals)			13,324	1,963,291
FMC Corp. (Chemicals)			7,058	522,010
Freeport-McMoRan, Inc. (Metals & Mining)			75,949	783,034
International Flavors & Fragrances, Inc. (Chemicals)			5,309	712,839
International Paper Co. (Containers & Packaging)			21,229	856,803
Linde PLC (Chemicals)			28,883	4,506,903
LyondellBasell Industries N.V. Class A (Chemicals)			16,489	1,371,225
Martin Marietta Materials, Inc. (Construction Materials)			3,287	564,937
Mosaic Co. / The (Chemicals)			18,588	542,956
Newmont Mining Corp. (Metals & Mining)			27,919	967,393
Nucor Corp. (Metals & Mining)			16,454	852,482
Packaging Corp. of America (Containers & Packaging)			4,953	413,377
PPG Industries, Inc. (Chemicals)			12,573	1,285,338
Sealed Air Corp. (Containers & Packaging)			8,225	286,559
Sherwin-Williams Co. / The (Chemicals)			4,318	1,698,960
Vulcan Materials Co. (Construction Materials)			6,921	683,795
Westrock Co. (Containers & Packaging)			13,290	501,830

				30,134,904

REAL ESTATE – 2.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)			5,636	649,493
American Tower Corp. (Equity REIT)			23,088	3,652,291
Apartment Investment & Management Co. Class A (Equity REIT)			8,158	357,973
AvalonBay Communities, Inc. (Equity REIT)			7,245	1,260,992
Boston Properties, Inc. (Equity REIT)			8,095	911,092
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	16,616	665,305
Crown Castle International Corp. (Equity REIT)			21,744	2,362,051
Digital Realty Trust, Inc. (Equity REIT)			10,812	1,152,019
Duke Realty Corp. (Equity REIT)			18,781	486,428
Equinix, Inc. (Equity REIT)			4,214	1,485,688
Equity Residential (Equity REIT)			19,311	1,274,719
Essex Property Trust, Inc. (Equity REIT)			3,463	849,162
Extra Space Storage, Inc. (Equity REIT)			6,631	599,973
Federal Realty Investment Trust (Equity REIT)			3,871	456,933
HCP, Inc. (Equity REIT)			25,027	699,004
Host Hotels & Resorts, Inc. (Equity REIT)			38,894	648,363
Iron Mountain, Inc. (Equity REIT)			15,002	486,215
Kimco Realty Corp. (Equity REIT)			22,087	323,574
Macerich Co. / The (Equity REIT)			5,545	239,988
Mid-America Apartment Communities, Inc. (Equity REIT)			5,967	571,042

Common Stocks (Continued)			Shares	Value
REAL ESTATE (continued)
Prologis, Inc. (Equity REIT)			32,996	$1,937,525
Public Storage (Equity REIT)			7,860	1,590,943
Realty Income Corp. (Equity REIT)			15,468	975,103
Regency Centers Corp. (Equity REIT)			8,881	521,137
SBA Communications Corp. (Equity REIT)	(a	)	5,940	961,627
Simon Property Group, Inc. (Equity REIT)			16,211	2,723,286
SL Green Realty Corp. (Equity REIT)			4,469	353,408
UDR, Inc. (Equity REIT)			14,442	572,192
Ventas, Inc. (Equity REIT)			18,684	1,094,695
Vornado Realty Trust (Equity REIT)			9,076	562,984
Welltower, Inc. (Equity REIT)			19,689	1,366,613
Weyerhaeuser Co. (Equity REIT)			39,268	858,398

				32,650,216

UTILITIES – 3.3%
AES Corp. (Ind. Power & Renewable Elec.)			34,713	501,950
Alliant Energy Corp. (Electric Utilities)			12,366	522,464
Ameren Corp. (Multi-Utilities)			12,804	835,205
American Electric Power Co., Inc. (Electric Utilities)			25,846	1,931,730
American Water Works Co., Inc. (Water Utilities)			9,466	859,229
CenterPoint Energy, Inc. (Multi-Utilities)			26,269	741,574
CMS Energy Corp. (Multi-Utilities)			14,850	737,302
Consolidated Edison, Inc. (Multi-Utilities)			16,326	1,248,286
Dominion Energy, Inc. (Multi-Utilities)			34,408	2,458,796
DTE Energy Co. (Multi-Utilities)			9,535	1,051,710
Duke Energy Corp. (Electric Utilities)			37,365	3,224,599
Edison International (Electric Utilities)			17,077	969,461
Entergy Corp. (Electric Utilities)			9,494	817,149
Evergy, Inc. (Electric Utilities)			13,809	783,937
Eversource Energy (Electric Utilities)			16,609	1,080,249
Exelon Corp. (Electric Utilities)			50,684	2,285,848
FirstEnergy Corp. (Electric Utilities)			25,466	956,248
NextEra Energy, Inc. (Electric Utilities)			25,051	4,354,365
NiSource, Inc. (Multi-Utilities)			19,041	482,689
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			15,196	601,762
PG&E Corp. (Electric Utilities)	(a	)	27,186	645,668
Pinnacle West Capital Corp. (Electric Utilities)			5,875	500,550
PPL Corp. (Electric Utilities)			37,748	1,069,401
Public Service Enterprise Group, Inc. (Multi-Utilities)			26,492	1,378,909
SCANA Corp. (Multi-Utilities)			7,475	357,156
Sempra Energy (Multi-Utilities)			14,344	1,551,877
Southern Co. / The (Electric Utilities)			53,928	2,368,518
WEC Energy Group, Inc. (Multi-Utilities)			16,538	1,145,422
Xcel Energy, Inc. (Electric Utilities)			26,942	1,327,432

				36,789,486

Total Common Stocks (Cost $993,918,374)				$1,102,842,898

Money Market Funds – 0.8%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	8,180,939	$8,180,121

Total Money Market Funds (Cost $8,180,121)				$8,180,121

Total Investments – 100.0% (Cost $1,002,098,495)	(c	)		$1,111,023,019
Other Assets in Excess of Liabilities – 0.0%	(d	)		515,516

Net Assets – 100.0%				$1,111,538,535

53	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $438,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2018

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	73	March 15, 2019	$9,103,880	$9,143,980	$40,100	$(32,009)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited)

Objective/Strategy

The ON Federated Strategic Value Dividend Portfolio (formerly the Strategic Value Portfolio) seeks growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

Performance as of December 31, 2018

Average Annual returns
One year	-8.45%
Five years	6.40%
Ten years	9.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Federated Strategic Value Dividend Portfolio returned -8.45% versus -5.94% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The year was mixed, oscillating between “risk-on” and “risk-off”, but one theme that remained dominant throughout the majority of the year was the underperformance of high yielding equity securities, creating a headwind for the Portfolio’s strategy. Within the S&P 500 Index, high yielding equity securities underperformed low yielding equity securities, but low beta outperformed high beta for the full year. The Portfolio’s unwavering commitment to its core objectives of providing investors with a stable, high and rising income stream from high quality investments was evidenced by the Portfolio’s gross weighted average dividend yield of 5.15%. This surpassed not only the broad market, represented by the S&P 500 Index with its 2.22% yield, and the 10 year U.S. Treasury Note (2.69%), but it also surpassed the 4.30% yield of the DJSDI, which aims to reflect the domestic high dividend-paying universe. The strategy’s tilt towards higher dividend yield reduced relative performance versus the DJSDI by 295 bps. A further detractor to relative performance, the Portfolio’s 27.4% average international exposure, posted a collective -13.76% return as international markets lagged the U.S.

The performance drag associated with a higher dividend yield and international exposure was offset by the strategy’s lower beta profile, adding 299 bps of performance. Further enhancing the dividend yield, the strategy experienced robust dividend growth, as 34 companies within the

Portfolio raised their dividends. AbbVie, Inc. increased its dividend twice in the period, for a cumulative increase of 50.7%. Other noteworthy increases included Altria Group, Inc. (21.2% increase) and PepsiCo, Inc. (15.2% increase).

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The strategy focuses on the dividend-rich segments of the economy, such as Consumer Staples, Health Care, Communication Services and Utilities, as reflected by the strategy’s substantial holdings in these sectors. Therefore, the strategy has a natural avoidance to the cyclical sectors that afford little to no dividend growth opportunities. The strategy has limited to no exposure to Industrials, Information Technology, Materials, and Consumer Discretionary. Further, the DJSDI has an outsized average weight in the Utilities sector, which creates notable dispersion if the sector greatly underperforms or outperforms in a given period. (1)

The primary driver of relative underperformance was the Portfolio’s underweight to, and selection in, Utilities. Relative weakness was also noted in Consumer Staples, as the Portfolio’s 24% weight posted a -19.5% return versus the benchmark’s 7% weight, which posted a -14% return. This underperformance was mainly driven by tobacco names as British American Tobacco PLC (“BAT”), Phillip Morris International, Inc. and Altria Group, Inc. BAT came under short-term price pressure, driven by the Food and Drug Administration (“FDA”) announcement of the potential menthol cigarette ban in the U.S. Philip Morris International, Inc. declined during the year, as it announced disappointing quarterly results in its e-cigarette segment. Additionally, Altria Group, Inc. faced price pressure after it announced a purchase of a 35% stake in JUUL Labs, Inc., which triggered numerous analyst downgrades across tobacco investments. (1)

The Portfolio’s top contributor to relative performance for the year was an 11.9% exposure (DJSDI has a 0% exposure) to Real Estate, which posted a return of 6.22% in the Portfolio, benefiting from the flight to safety at year end. The Portfolio’s 0% exposure in Materials also contributed to relative performance (6.1% weight in DJSDI), as the sector was the largest laggard for the year, declining 23%. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Not holding L Brands, Inc. was the top relative contributor. The Portfolio had little to no exposure to the Consumer Discretionary sector due to the lack of reliable dividend growth and yield opportunities. Verizon Communications, Inc., another contributor, benefited from strong earnings and healthy top-line growth. Not holding Ford Motor Company, another name in the Consumer Discretionary sector of the benchmark, was a third top relative contributor. (1)

Vodafone Group PLC, the Portfolio’s top detractor, which was one of the top performers in 2017, faced short-term headwinds with weaker than anticipated guidance from its management, M&A activity, a CEO transition and modest exposure to the underperforming Turkey market. Phillip Morris International, Inc., and Altria Group, Inc., described above, were the Portfolio’s other top detractors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

55	(continued)

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	AT&T, Inc.	4.9
2.	Crown Castle International Corp.	4.4
3.	Dominion Energy, Inc.	4.2
4.	Philip Morris International, Inc.	4.2
5.	Altria Group, Inc.	4.2
6.	AbbVie, Inc.	4.1
7.	BP PLC	3.9
8.	Verizon Communications, Inc.	3.9
9.	GlaxoSmithKline PLC	3.8
10.	Coca-Cola Co. / The	3.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	23.5
Utilities	17.3
Communication Services	15.0
Energy	14.4
Real Estate	11.8
Health Care	8.7
Financials	4.2
Industrials	2.2
Information Technology	0.7

97.8

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 97.8%			Shares	Value
COMMUNICATION SERVICES – 15.0%
AT&T, Inc. (Diversified Telecom. Svs.)			554,173	$15,816,098
BCE, Inc. (Diversified Telecom. Svs.)			213,630	8,439,105
Verizon Communications, Inc. (Diversified Telecom. Svs.)			220,451	12,393,755
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)			598,818	11,545,211

				48,194,169

CONSUMER STAPLES – 23.5%
Altria Group, Inc. (Tobacco)			274,920	13,578,299
British American Tobacco PLC (Tobacco)	(a	)	91,550	2,913,031
Coca-Cola Co. / The (Beverages)			254,275	12,039,921
General Mills, Inc. (Food Products)			107,725	4,194,812
Imperial Brands PLC (Tobacco)	(a	)	134,950	4,095,963
Kimberly-Clark Corp. (Household Products)			64,875	7,391,857
Kraft Heinz Co. / The (Food Products)			82,875	3,566,940
PepsiCo, Inc. (Beverages)			46,600	5,148,368
Philip Morris International, Inc. (Tobacco)			203,995	13,618,706
Procter & Gamble Co. / The (Household Products)			100,940	9,278,405

				75,826,302

ENERGY – 14.4%
BP PLC (Oil, Gas & Consumable Fuels)	(a	)	1,975,000	12,485,332
Chevron Corp. (Oil, Gas & Consumable Fuels)			92,955	10,112,574
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			172,000	11,728,680
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			105,225	6,458,711
TOTAL SA (Oil, Gas & Consumable Fuels)	(a	)	104,150	5,493,403

				46,278,700

FINANCIALS – 4.2%
Canadian Imperial Bank of Commerce (Banks)			54,175	4,034,950
Invesco Ltd. (Capital Markets)			118,325	1,980,761
KeyCorp (Banks)			160,425	2,371,082
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	(a	)	11,900	2,595,373
PNC Financial Services Group, Inc. / The (Banks)			21,100	2,466,801

				13,448,967

Common Stocks (Continued)			Shares	Value
HEALTH CARE – 8.7%
AbbVie, Inc. (Biotechnology)			142,175	$13,107,113
AstraZeneca PLC (Pharmaceuticals)	(a	)	36,005	2,687,626
GlaxoSmithKline PLC (Pharmaceuticals)	(a	)	638,806	12,174,376

				27,969,115

INDUSTRIALS – 2.2%
United Parcel Service, Inc. Class B (Air Freight & Logistics)			71,700	6,992,901

INFORMATION TECHNOLOGY – 0.7%
Paychex, Inc. (IT Svs.)			35,000	2,280,250

REAL ESTATE – 11.8%
Crown Castle International Corp. (Equity REIT)			128,875	13,999,691
Digital Realty Trust, Inc. (Equity REIT)			33,695	3,590,202
National Retail Properties, Inc. (Equity REIT)			78,700	3,817,737
Omega Healthcare Investors, Inc. (Equity REIT)			94,150	3,309,372
Realty Income Corp. (Equity REIT)			37,075	2,337,208
Ventas, Inc. (Equity REIT)			136,805	8,015,405
Welltower, Inc. (Equity REIT)			41,450	2,877,045

				37,946,660

UTILITIES – 17.3%
American Electric Power Co., Inc. (Electric Utilities)			27,375	2,046,008
Dominion Energy, Inc. (Multi-Utilities)			191,100	13,656,006
Duke Energy Corp. (Electric Utilities)			138,081	11,916,390
National Grid PLC (Multi-Utilities)	(a	)	1,170,100	11,447,462
PPL Corp. (Electric Utilities)			275,275	7,798,541
Southern Co. / The (Electric Utilities)			199,035	8,741,617

				55,606,024

Total Common Stocks (Cost $349,806,011)				$314,543,088

Money Market Funds – 1.7%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	5,547,829	$5,547,275

Total Money Market Funds (Cost $5,547,463)				$5,547,275

Total Investments – 99.5% (Cost $355,353,474)	(c	)		$320,090,363
Other Assets in Excess of Liabilities – 0.5%				1,748,670

Net Assets – 100.0%				$321,839,033

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $53,892,566 or 16.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio (formerly the High Income Bond Portfolio) seeks high current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2018

Average Annual returns
One year	-3.25%
Five years	3.36%
Ten years	10.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Federated High Income Bond Portfolio returned -3.25% versus -2.08% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The total return for the high-yield market for the reporting period was disappointing on both an absolute and relative basis. For example, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (“BBHY2%ICI”), which returned -2.08% for the period, substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high-quality bond performance, which returned 0.01% for the period. For most of the period, the high yield market performed well, compared to most fixed income assets, benefiting from a strong economy and quality corporate earnings, with credit spreads touching cycle lows in early October. However, the fourth quarter proved difficult for the high yield market, as a number of factors took the market lower. These factors included the ongoing trade dispute with China, concerns about Federal Reserve policy, slowing economies in China and Europe, continuing political rancor between President Trump and Democrats and a steep drop in oil prices. These factors, along with rich valuations, led equity markets to approach bear market territory, which also negatively impacted the high yield market. In the fourth quarter decline, the high yield market seemed to ignore continuing strong earnings from corporations, very low levels of unemployment in the U.S., good high yield issuer’s credit profiles and low default rates. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities. According to the

Credit Suisse High Yield Bond Index, the spread began the reporting period at 394 basis points and made yearly lows of 353 basis points on October 3rd, before rising substantially to close the year at 575 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: pharmaceuticals, electric utilities, media & entertainment, cable & satellite and healthcare. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: oil field services, independent energy, automotive, home construction and banking. From a credit quality perspective, the “CCC”-rated sector was the worst performer, with a -3.84% total return, followed by the “BB”-rated sector with a -2.42% return. The B-rated sector was the strongest performing quality sector, although it was also in negative territory with a -1.31% total return during the reporting period.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The Portfolio was negatively affected by its security selection during the period. This was especially true in the healthcare, food & beverage, media & entertainment, packaging, technology and wireless telecommunications industry sectors. The Portfolio was positively impacted by security selection in the retail industry sector. (1)

The Portfolio was positively affected by its sector allocation during the reporting period. The Portfolio benefited from its underweights to the poor performing oil field services, banking, independent energy and home construction industry sectors. The Portfolio was overweight the strong performing pharmaceutical, healthcare, cable & satellite and media & entertainment industry sectors, but the benefit from this sector positioning was outweighed by the Portfolio’s specific holdings in these sectors, which underperformed. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Specific high-yield issuers held by the Portfolio that negatively impacted performance relative to the benchmark included Acosta, Inc., a marketing service company that works with large consumer product companies. Acosta, Inc. was negatively impacted as its customers have scaled back spending in light of weaker overall results. Sesi LLC, an oil field service company, was negatively impacted by the downturn in oil prices. Rackspace Hosting, Inc., a software solutions company that supports and manages cloud platforms and other hosting applications, was negatively impacted by a weak sales effort after a leveraged buyout transaction, as well as the loss of a major customer. (1)

Specific high-yield issuers held by the Portfolio that positively impacted performance relative to the benchmark included Urban One, Inc., an urban radio station operator and cable TV station operator. Urban Once, Inc. benefited from a refinancing transaction that resulted in a security the Portfolio owned being taken out at a premium. Platform Specialty Products Corp., which produces specialty chemicals and crop protection products, benefited from a plan to split the company in two, which will result in one of the Portfolio’s securities being retired at a premium in early 2019. Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC, 100% owned by the Seminole Tribe of Florida, operates

58	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

restaurants under the Hard Rock name, and licenses the name to various entities in the lodging sector as well. These securities outperformed due to their solid operations and short duration. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Corporate Bonds (4)	96.4
Money Market Funds and Other Net Assets	3.6

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Bausch Health Cos., Inc.	1.2
	6.125%, 04/15/2025
2.	CCO Holdings LLC / CCO Holdings Capital Corp.	1.1
	5.750%, 01/15/2024
3.	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA	1.0
	6.625%, 05/15/2022
4.	Park Aerospace Holdings Ltd.	1.0
	5.500%, 02/15/2024
5.	Sprint Corp.	0.9
	7.625%, 02/15/2025
6.	Jaguar Holding Co. II / Pharmaceutical Product Development LLC	0.9
	6.375%, 08/01/2023
7.	Altice France SA	0.9
	7.375%, 05/01/2026
8.	MPH Acquisition Holdings LLC	0.8
	7.125%, 06/01/2024
9.	BWAY Holding Co.	0.8
	7.250%, 04/15/2025
10.	HUB International Ltd.	0.8
	7.000%, 05/01/2026

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds):

% of Net Assets
Communication Services	18.4
Health Care	17.1
Energy	13.1
Consumer Discretionary	10.7
Materials	9.8
Industrials	8.7
Information Technology	6.3
Financials	5.7
Utilities	3.5
Consumer Staples	3.1

96.4

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio

Schedule of Investments	December 31, 2018

Corporate Bonds – 96.4%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 18.4%
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	$1,075,000	$198,875
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	1,950,000	1,789,125
Altice France SA (Diversified Telecom. Svs.)	(a)	8.125%	02/01/2027	200,000	188,500
Altice Luxembourg SA (Wireless Telecom. Svs.)	(a)	7.625%	02/15/2025	1,150,000	859,625
AMC Networks, Inc. (Media)		5.000%	04/01/2024	600,000	568,500
AMC Networks, Inc. (Media)		4.750%	08/01/2025	450,000	408,375
CBS Radio, Inc. (Media)	(a)	7.250%	11/01/2024	650,000	604,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.250%	09/30/2022	300,000	297,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	146,250
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	323,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	2,325,000	2,313,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	400,000	388,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	850,000	782,000
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	272,250
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	175,000	175,000
CSC Holdings LLC (Media)	(a)	5.125%	12/15/2021	525,000	514,500
CSC Holdings LLC (Media)	(a)	5.375%	07/15/2023	375,000	365,970
CSC Holdings LLC (Media)		5.250%	06/01/2024	975,000	893,344
CSC Holdings LLC (Media)	(a)	7.750%	07/15/2025	525,000	534,187
CSC Holdings LLC (Media)	(a)	6.625%	10/15/2025	300,000	303,750
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,023,000
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	548,625
Digicel Group Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	09/30/2020	200,000	135,000
DISH DBS Corp. (Media)		5.875%	11/15/2024	1,275,000	1,026,375
DISH DBS Corp. (Media)		7.750%	07/01/2026	825,000	682,687
E.W. Scripps Co. / The (Media)	(a)	5.125%	05/15/2025	175,000	160,563
EMI Music Publishing Group North America Holdings, Inc. (Entertainment)	(a)	7.625%	06/15/2024	525,000	559,125
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	230,500
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	825,000	769,147
iHeartCommunications, Inc. (Acquired 06/09/2011 through 02/05/2014, Cost $669,543) (Media)	(b)	9.000%	03/01/2021	700,000	469,000
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)		5.500%	08/01/2023	625,000	543,750
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	8.500%	10/15/2024	650,000	630,500
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	9.750%	07/15/2025	350,000	350,980
Match Group, Inc. (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	675,000	619,312
Nexstar Broadcasting, Inc. (Media)		5.875%	11/15/2022	350,000	349,125
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	1,025,000	958,375
Rackspace Hosting, Inc. (Interactive Media & Svs.)	(a)	8.625%	11/15/2024	1,150,000	897,000
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	700,000	656,250
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	500,000	466,250
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	220,625
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	425,000	406,937
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	275,000	275,688
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	75,000	71,063
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	677,875
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	250,000	228,438
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	825,000	779,625
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	175,000	179,594
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	375,000	371,647
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,825,000	1,825,000
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	325,000	320,938
TEGNA, Inc. (Media)		6.375%	10/15/2023	475,000	476,187
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	1,400,000	1,267,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	325,000	333,996
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	125,000	126,558
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	655,594
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	331,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	193,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	250,000	226,250
Tribune Media Co. (Media)		5.875%	07/15/2022	750,000	753,750
Unitymedia GmbH (Media)	(a)	6.125%	01/15/2025	975,000	979,777
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	195,400
Urban One, Inc. (Media)	(a)	7.375%	04/15/2022	450,000	425,250
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	768,400
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	600,000	564,018
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	389,406
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	600,000	537,000
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	775,000	678,125

					37,261,081

CONSUMER DISCRETIONARY – 10.7%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.250%	05/15/2024	250,000	230,203

60	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	$1,550,000	$1,426,000
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	1,175,000	898,875
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	1,025,000	917,375
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	175,000	173,250
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	175,000	171,063
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	352,500
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	575,000	536,188
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	525,000	507,938
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.000%	08/15/2026	100,000	93,500
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	1,225,000	1,053,500
Dana Financing Luxembourg Sarl (Auto Components)	(a)	6.500%	06/01/2026	875,000	838,906
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	482,320
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	6.000%	09/15/2026	200,000	189,000
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	739,000	724,220
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	50,000	49,000
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	375,000	337,500
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	300,000	263,250
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	325,000	292,906
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.125%	05/01/2026	525,000	504,000
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%	09/15/2026	1,175,000	1,022,920
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	350,000	327,250
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	290,259
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	488,250
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	50,000	49,500
MGM Resorts International (Hotels, Restaurants & Leisure)		5.750%	06/15/2025	500,000	482,500
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,075,000	964,812
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	700,000	653,625
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	975,000	957,937
Party City Holdings, Inc. (Specialty Retail)	(a)	6.625%	08/01/2026	400,000	364,000
PetSmart, Inc. (Specialty Retail)	(a)	7.125%	03/15/2023	400,000	233,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	825,000	800,250
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	600,000	552,000
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2021	1,125,000	1,122,187
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	875,000	824,687
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	625,000	607,812
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	725,000	656,125
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	675,000	631,125
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	325,000	299,813
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	325,000	312,000

					21,681,546

CONSUMER STAPLES – 3.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC (Food & Staples Retailing)		6.625%	06/15/2024	875,000	811,562
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC (Food & Staples Retailing)		5.750%	03/15/2025	825,000	721,875
B&G Foods, Inc. (Food Products)		5.250%	04/01/2025	1,100,000	1,023,000
Energizer Gamma Acquisition, Inc. (Household Products)	(a)	6.375%	07/15/2026	100,000	91,750
Energizer Holdings, Inc. (Household Products)	(a)	5.500%	06/15/2025	125,000	112,813
First Quality Finance Co., Inc. (Personal Products)	(a)	5.000%	07/01/2025	100,000	89,500
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	72,563
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	1,650,000	1,501,500
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	515,625
Rite Aid Corp. (Food & Staples Retailing)	(a)	6.125%	04/01/2023	650,000	513,500
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	825,000	802,312

					6,256,000

ENERGY – 13.1%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	28,000	28,560
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	675,000	629,437
Apergy Corp. (Energy Equip. & Svs.)		6.375%	05/01/2026	100,000	97,000
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	292,500
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	614,000	571,020

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	$ 225,000	$209,250
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	92,500
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	441,000
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		7.000%	06/30/2024	375,000	395,625
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	350,000	348,250
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.125%	06/30/2027	225,000	212,411
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.250%	10/01/2025	900,000	839,250
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	50,000	43,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/01/2024	175,000	151,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	01/15/2025	175,000	154,438
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	06/15/2027	1,025,000	861,000
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	688,750
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	1,075,000	967,500
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,250,000	1,231,250
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	300,000	306,060
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)		8.500%	11/01/2021	1,025,000	1,050,625
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	150,000	47,250
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	550,000	409,750
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	175,000	165,375
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	250,000	221,250
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	243,375
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	01/15/2026	125,000	108,125
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	1,075,000	1,053,500
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)	(a)	5.875%	05/01/2026	350,000	325,500
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	150,000	134,625
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	426,313
Nine Energy Service, Inc. (Energy Equip. & Svs.)	(a)	8.750%	11/01/2023	325,000	308,750
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	815,937
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	589,062
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	05/01/2026	75,000	63,000
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	01/15/2025	175,000	161,000
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	175,000	158,375
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	475,000	431,656
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	350,000	323,750
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	375,000	333,750
Precision Drilling Corp. (Energy Equip. & Svs.)		6.500%	12/15/2021	22,997	21,387
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	525,000	483,656
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	250,000	215,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	110,625
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	400,000	332,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	175,000	154,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	492,000
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	375,000	318,750
SESI LLC (Energy Equip. & Svs.)		7.750%	09/15/2024	1,075,000	854,625
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	575,000	491,625
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	175,000	152,250
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	100,000	87,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	450,000	402,750
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	22,250
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	12/01/2025	650,000	539,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	1,075,000	1,021,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	322,000
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	01/15/2023	50,000	48,750
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2026	225,000	213,188
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/15/2028	350,000	327,383
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	147,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	04/15/2026	150,000	145,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	656,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	600,000	543,000
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	125,000	111,875
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)	(a)	6.875%	04/01/2026	850,000	816,000
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	150,000	52,500
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	400,000	124,000
Weatherford International LLC (Energy Equip. & Svs.)		6.800%	06/15/2037	500,000	262,500
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	200,000	120,500

62	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	$ 325,000	$168,188
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	600,000	546,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2026	325,000	278,688

					26,513,634

FINANCIALS – 5.7%
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	7.000%	11/15/2025	975,000	831,187
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	550,000	547,250
Alpha 2 BV (Diversified Financial Svs.)	(a)(c)	8.750%	06/01/2023	325,000	311,188
Alpha 3 BV / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	900,000	846,000
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	675,000	637,875
Ardonagh Midco 3 PLC (Insurance)	(a)	8.625%	07/15/2023	800,000	680,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	775,000	698,492
Avolon Holdings Funding Ltd. (Diversified Financial Svs.)	(a)	5.500%	01/15/2023	75,000	72,750
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	1,800,000	1,633,500
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	850,000	728,875
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	1,050,000	876,750
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	103,750
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	950,000	850,250
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,075,000	1,005,125
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	331,875
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	6.250%	05/15/2026	200,000	193,000
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	400,000	365,500
USIS Merger Sub, Inc. (Insurance)	(a)	6.875%	05/01/2025	950,000	873,012

					11,586,379

HEALTH CARE – 17.1%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	1,225,000	1,160,687
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	386,000
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	1,225,000	1,035,125
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	125,000	122,813
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	975,000	975,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	350,000	319,092
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	225,000	227,250
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	2,725,000	2,377,562
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	186,500
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	525,000	522,375
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	275,000	266,750
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	425,000	413,312
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	221,625
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	700,000	318,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	600,000	545,280
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	150,000	148,125
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(c)	7.625%	05/15/2022	400,000	382,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	475,000	362,188
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,225,000	878,937
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	8.750%	10/15/2026	575,000	497,375
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	278,438
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	1,525,000	1,509,750
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	877,500
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	625,000	621,875
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	650,000	646,750
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	97,250
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	300,000	286,500
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	1,875,000	1,791,731
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,525,000	1,159,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	400,000	276,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	313,625
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	1,825,000	1,701,812
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	2,250,000	2,025,000
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(c)	8.500%	12/01/2022	375,000	342,045
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	600,000	586,500
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,300,000	1,254,500
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	450,000	426,375
Sotera Health Holdings LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	900,000	861,750
Sotera Health Topco, Inc. (Health Care Equip. & Supplies)	(a)(c)	8.125%	11/01/2021	1,350,000	1,269,000
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	1,000,000	850,000
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,725,000	1,408,031

63	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	$ 275,000	$273,625
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	275,000	255,063
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	275,000	267,438
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	01/01/2022	150,000	152,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	1,000,000	938,750
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	650,000	606,125
Vizient, Inc. (Health Care Providers & Svs.)	(a)	10.375%	03/01/2024	975,000	1,033,500
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	217,125
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	950,000	840,750

					34,514,554

INDUSTRIALS – 8.7%
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	49,500
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	928,385
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a)	4.875%	11/01/2025	225,000	197,719
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	575,000	510,312
Engility Corp. (Aerospace & Defense)		8.875%	09/01/2024	375,000	400,313
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	8.750%	05/15/2025	800,000	728,000
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	875,000	708,750
JPW Industries Holding Corp. (Machinery)	(a)	9.000%	10/01/2024	100,000	96,500
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	175,000	169,750
Masonite International Corp. (Building Products)	(a)	5.750%	09/15/2026	225,000	212,063
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	950,000	942,875
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	4.875%	11/01/2025	450,000	384,750
NCI Building Systems, Inc. (Building Products)	(a)	8.000%	04/15/2026	750,000	686,250
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	125,000	116,875
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	1,125,000	1,074,375
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	2,025,000	1,954,125
Resideo Funding, Inc. (Building Products)	(a)	6.125%	11/01/2026	225,000	221,625
Sensata Technologies BV (Electrical Equip.)	(a)	5.625%	11/01/2024	100,000	98,500
Standard Industries, Inc. / NJ (Building Products)	(a)	6.000%	10/15/2025	225,000	215,798
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,600,000	1,480,000
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	725,000	690,562
Titan Acquisition Ltd. / Titan Co-Borrower LLC (Machinery)	(a)	7.750%	04/15/2026	600,000	513,000
TransDigm U.K. Holdings PLC (Aerospace & Defense)	(a)	6.875%	05/15/2026	200,000	190,500
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	250,000	248,125
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	600,000	583,500
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	334,250
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	790,500
Trident Merger Sub, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	623,000
U.S.G. Corp. (Building Products)	(a)	4.875%	06/01/2027	225,000	226,688
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	94,250
United Rentals North America, Inc. (Trading Companies & Distributors)		6.500%	12/15/2026	250,000	246,250
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	350,000	324,625
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	675,000	592,312
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	419,687
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	600,000	565,500

					17,619,214

INFORMATION TECHNOLOGY – 6.3%
Anixter, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6.000%	12/01/2025	175,000	173,688
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	975,000	892,125
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	475,000	469,063
CommScope Technologies LLC (Communications Equip.)	(a)	6.000%	06/15/2025	325,000	295,750
CommScope Technologies LLC (Communications Equip.)	(a)	5.000%	03/15/2027	200,000	162,000
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	750,000	763,125
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	550,000	529,375
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,025,000	1,001,005
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	200,000	194,538
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(a)(c)	7.125%	05/01/2021	825,000	802,312
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,325,000	1,281,474
Informatica LLC (Software)	(a)	7.125%	07/15/2023	1,100,000	1,071,279
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	350,000	341,250
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	325,000	306,313
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	218,072
Nuance Communications, Inc. (Software)		6.000%	07/01/2024	125,000	124,375
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	750,000	712,500
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	875,000	645,312
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,075,000	1,083,062
Solera LLC / Solera Finance, Inc. (Software)	(a)	10.500%	03/01/2024	325,000	346,125
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	525,000	525,000

64	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5.625%	10/01/2025	$ 600,000	$558,000
Vantiv LLC / Vantiv Issuer Corp. (IT Svs.)	(a	)	4.375%	11/15/2025	200,000	182,978

						12,678,721

MATERIALS – 9.8%
ARD Finance SA (Containers & Packaging)	(c	)	7.125%	09/15/2023	1,250,000	1,121,875
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a	)	7.250%	05/15/2024	750,000	748,125
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a	)	6.000%	02/15/2025	400,000	369,248
Berry Global, Inc. (Containers & Packaging)			5.500%	05/15/2022	975,000	970,125
Berry Global, Inc. (Containers & Packaging)			6.000%	10/15/2022	75,000	75,750
BWAY Holding Co. (Containers & Packaging)	(a	)	5.500%	04/15/2024	300,000	282,000
BWAY Holding Co. (Containers & Packaging)	(a	)	7.250%	04/15/2025	1,875,000	1,682,812
Clearwater Paper Corp. (Paper & Forest Products)			4.500%	02/01/2023	650,000	585,000
Clearwater Paper Corp. (Paper & Forest Products)	(a	)	5.375%	02/01/2025	625,000	564,063
Coeur Mining, Inc. (Metals & Mining)			5.875%	06/01/2024	600,000	528,000
Compass Minerals International, Inc. (Metals & Mining)	(a	)	4.875%	07/15/2024	1,000,000	905,000
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)	(a	)	4.750%	02/01/2026	475,000	450,656
Flex Acquisition Co., Inc. (Containers & Packaging)	(a	)	6.875%	01/15/2025	1,500,000	1,335,000
Flex Acquisition Co., Inc. (Containers & Packaging)	(a	)	7.875%	07/15/2026	675,000	607,500
Freeport-McMoRan, Inc. (Metals & Mining)			3.875%	03/15/2023	800,000	740,000
Freeport-McMoRan, Inc. (Metals & Mining)			5.400%	11/14/2034	925,000	728,437
Hexion, Inc. (Chemicals)			6.625%	04/15/2020	1,125,000	897,187
Hudbay Minerals, Inc. (Metals & Mining)	(a	)	7.250%	01/15/2023	225,000	222,188
Hudbay Minerals, Inc. (Metals & Mining)	(a	)	7.625%	01/15/2025	425,000	415,438
Koppers, Inc. (Chemicals)	(a	)	6.000%	02/15/2025	550,000	484,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a	)	5.875%	08/15/2023	225,000	225,563
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a	)	5.375%	01/15/2025	175,000	166,250
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a	)	6.375%	08/15/2025	600,000	594,000
Pactiv LLC (Containers & Packaging)			7.950%	12/15/2025	225,000	219,375
Platform Specialty Products Corp. (Chemicals)	(a	)	6.500%	02/01/2022	1,425,000	1,425,000
Platform Specialty Products Corp. (Chemicals)	(a	)	5.875%	12/01/2025	225,000	210,375
PQ Corp. (Chemicals)	(a	)	5.750%	12/15/2025	100,000	92,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Containers & Packaging)	(a	)	7.000%	07/15/2024	900,000	857,250
Standard Industries Inc. (Construction Materials)	(a	)	5.000%	02/15/2027	1,200,000	1,050,000
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC (Chemicals)	(a	)	8.000%	10/01/2026	275,000	254,375
Steel Dynamics, Inc. (Metals & Mining)			5.250%	04/15/2023	125,000	123,281
Teck Resources Ltd. (Metals & Mining)			6.125%	10/01/2035	775,000	740,125
Teck Resources Ltd. (Metals & Mining)			6.000%	08/15/2040	175,000	162,750

						19,833,248

UTILITIES – 3.5%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)			5.875%	08/20/2026	1,025,000	935,312
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)			5.750%	05/20/2027	200,000	177,000
Calpine Corp. (Ind. Power & Renewable Elec.)			5.750%	01/15/2025	900,000	823,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a	)	5.250%	06/01/2026	150,000	136,875
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.500%	05/01/2021	375,000	307,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.750%	01/15/2022	500,000	407,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.750%	06/15/2023	450,000	362,250
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			6.250%	05/01/2024	350,000	355,250
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			7.250%	05/15/2026	750,000	780,937
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			6.625%	01/15/2027	250,000	251,875
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)			5.500%	06/01/2024	525,000	488,250
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)			5.875%	03/01/2027	600,000	531,000
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a	)	4.250%	01/31/2023	75,000	69,938
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a	)	6.625%	06/15/2025	150,000	151,500
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a	)	5.000%	01/31/2028	1,125,000	990,000
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a	)	5.500%	09/01/2026	225,000	216,563

						6,985,250

Total Corporate Bonds (Cost $213,049,215)						$194,929,627

Money Market Funds – 2.2%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(d	)			4,411,474	$4,411,033

Total Money Market Funds (Cost $4,411,033)						$4,411,033

Total Investments – 98.6% (Cost $217,460,248)	(e	)				$199,340,660
Other Assets in Excess of Liabilities – 1.4%						2,741,630

Net Assets – 100.0%						$202,082,290

65	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2018, the value of these securities totaled $121,198,738, or 60.0% of the Portfolio’s net assets.

(b)	Represents a security that is in default. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Rate represents the seven-day yield at December 31, 2018.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio	(Unaudited)

Objective/Strategy

The ON ClearBridge Small Cap Portfolio (formerly the ClearBridge Small Cap Portfolio) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of December 31, 2018

Average Annual returns
One year	-9.24%
Five years	5.43%
Ten years	13.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON ClearBridge Small Cap Portfolio returned -9.24% versus -11.01% for its benchmark, the Russell 2000 Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Relative to the benchmark, stock selection effects had the most positive contribution to the Portfolio’s outperformance. This came primarily from the Health Care, Consumer Discretionary and Consumer Staples sectors. Stock selection in the Materials and Energy sectors, meanwhile, detracted. Sector allocation had a slight positive effect, primarily due to the Portfolio’s underweight to the Materials sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Amarin Corp. PLC – ADR (“Amarin”), a drug company in the Health Care sector, rose more than 400% in the third quarter, after it reported very favorable results from a 7.5-year study of patients with triglyceride levels between 150 and 500 mg/dL. Amarin’s drug is already approved to treat triglyceride levels over 500, which affects roughly 4 million people in the U.S. The study found that the drug reduced major cardiovascular events by 25% with no adverse side effects compared with the placebo. This result is similar to the effectiveness of statins, which 40 million Americans take. (1)

HealthEquity, Inc., in the Health Care sector, is a health care savings provider. HealthEquity, Inc. performed well during the first quarter of 2018, as the company reported continued growth in the number and size of health savings accounts (“HSAs”) it manages. The results alleviated some concerns about the growth outlook for the HSA market. We believe HealthEquity, Inc.’s proprietary platform and unmatched service levels will continue to be key differentiators and will likely result in value creation that is yet to be fully reflected in its stock price. (1)

Venator Materials PLC (“Venator”), a titanium dioxide (TiO2) producer in the Materials sector, fell sharply after announcing that it would cost significantly more than expected to repair and reopen its facility in Pori, Finland, which was severely damaged by fire two years ago. After seeing the cost skyrocket, Venator decided to close the facility at significant cost. While the company has received more than $500 million in insurance proceeds, this incident will cost the company hundreds of millions more by the time it closes. We still believe that Venator has a strong position in TiO2 and plan to continue holding the stock. (1)

Smart Sand, Inc. (“Smart Sand”), in the Energy sector, provides industrial sands for use in hydraulic fracturing operations in the oil and gas industry. Smart Sand was one of the worst stocks in the poorly performing oil services industry in the first quarter of 2018. Competitors in sand for hydraulic fracturing announced capacity expansions, leading to fears of overcapacity. Smart Sand itself has expanded capacity, but only at its existing Wisconsin mine, which remains one of the lowest-cost mines in the industry, and it has resisted buying new, lower-quality mines in Texas. Nevertheless, investors have ignored Smart Sand’s cost advantage, its high percentage of capacity under take-or-pay contracts, its strong balance sheet, and its large insider ownership. We continue to think the position has an excellent risk-reward profile. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. The Portfolio participated in the following IPO’s, which had varying degrees of impact on benchmark relative performance: Liberty Oilfield Services, Inc. Class A (-35 bps), nLight, Inc. (-1 bps), Origin Bancorp, Inc. (4 bps), Avalara, Inc. (0 bps), BJ’s Wholesale Club, Inc. (14 bps), Hudson Ltd. Class A (27 bps) and Eventbrite, Inc. (1 bps). The overall return derived from IPO participation was slightly negative. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

67	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Amarin Corp. PLC – ADR	3.5
2.	Aaron’s, Inc.	2.5
3.	Black Hills Corp.	2.5
4.	Cadence BanCorp	2.4
5.	Gray Television, Inc.	2.3
6.	First Interstate BancSystem, Inc. Class A	2.2
7.	Murphy U.S.A., Inc.	2.0
8.	HealthEquity, Inc.	2.0
9.	Sprouts Farmers Market, Inc.	1.9
10.	Encompass Health Corp.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	21.1
Information Technology	16.0
Industrials	14.1
Health Care	12.1
Consumer Discretionary	11.3
Real Estate	5.0
Consumer Staples	4.6
Utilities	4.0
Communication Services	3.6
Energy	3.0
Materials	3.0

97.8

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 97.8%			Shares	Value
COMMUNICATION SERVICES – 3.6%
Gray Television, Inc. (Media)	(a	)	201,670	$2,972,616
ORBCOMM, Inc. (Diversified Telecom. Svs.)	(a	)	189,850	1,568,161

				4,540,777

CONSUMER DISCRETIONARY – 11.3%
Aaron’s, Inc. (Specialty Retail)			75,690	3,182,765
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	63,860	1,132,876
Cooper-Standard Holdings, Inc. (Auto Components)	(a	)	15,820	982,738
Hudson Ltd. Class A (Specialty Retail)	(a	)	104,103	1,785,366
Lithia Motors, Inc. Class A (Specialty Retail)			17,970	1,371,650
Monro, Inc. (Specialty Retail)			18,797	1,292,294
Murphy U.S.A., Inc. (Specialty Retail)	(a	)	32,850	2,517,624
Service Corp. International (Diversified Consumer Svs.)			50,280	2,024,273

				14,289,586

CONSUMER STAPLES – 4.6%
Inter Parfums, Inc. (Personal Products)			30,480	1,998,574
Sanderson Farms, Inc. (Food Products)			14,010	1,391,053
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	102,440	2,408,364

				5,797,991

ENERGY – 3.0%
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a	)	221,830	951,651
Liberty Oilfield Services, Inc. Class A (Energy Equip. & Svs.)			107,430	1,391,218
Smart Sand, Inc. (Energy Equip. & Svs.)	(a	)	298,780	663,292
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)			81,510	829,772

				3,835,933

FINANCIALS – 21.1%
Assured Guaranty Ltd. (Insurance)			42,520	1,627,666
Bank OZK (Banks)			54,010	1,233,048
Cadence BanCorp (Banks)			180,370	3,026,609
Encore Capital Group, Inc. (Consumer Finance)	(a	)	49,740	1,168,890
Essent Group Ltd. (Thrifts & Mortgage Finance)	(a	)	41,930	1,433,167
First Interstate BancSystem, Inc. Class A (Banks)			76,230	2,786,969
Kinsale Capital Group, Inc. (Insurance)			21,910	1,217,320
LegacyTexas Financial Group, Inc. (Banks)			67,083	2,152,693
Main Street Capital Corp. (Capital Markets)			33,739	1,140,716
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a	)	24,464	436,682
OneMain Holdings, Inc. (Consumer Finance)	(a	)	88,970	2,161,081
Origin Bancorp, Inc. (Banks)			15,580	530,966
PennantPark Investment Corp. (Capital Markets)			196,205	1,249,826
ProAssurance Corp. (Insurance)			43,320	1,757,059
Radian Group, Inc. (Thrifts & Mortgage Finance)			85,530	1,399,271
TriState Capital Holdings, Inc. (Banks)	(a	)	75,748	1,474,056
Washington Federal, Inc. (Thrifts & Mortgage Finance)			66,170	1,767,401

				26,563,420

HEALTH CARE – 12.1%
Akebia Therapeutics, Inc. (Biotechnology)	(a	)	136,960	757,389
Amarin Corp. PLC – ADR (Biotechnology)	(a	)	327,010	4,450,606
Dynavax Technologies Corp. (Biotechnology)	(a	)	126,480	1,157,292
Encompass Health Corp. (Health Care Providers & Svs.)			38,100	2,350,770
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	41,660	2,485,019
Lexicon Pharmaceuticals, Inc. (Biotechnology)	(a	)	141,720	941,021
Quotient Ltd. (Health Care Equip. & Supplies)	(a	)	271,220	1,659,866
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	37,950	1,493,332

				15,295,295

Common Stocks (Continued)			Shares	Value
INDUSTRIALS – 14.1%
Continental Building Products, Inc. (Building Products)	(a	)	52,050	$1,324,672
Dycom Industries, Inc. (Construction & Engineering)	(a	)	19,290	1,042,432
EnPro Industries, Inc. (Machinery)			25,160	1,512,116
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a	)	117,560	976,924
GATX Corp. (Trading Companies & Distributors)			20,160	1,427,530
ICF International, Inc. (Professional Svs.)			20,676	1,339,391
Landstar System, Inc. (Road & Rail)			14,871	1,422,708
Marten Transport Ltd. (Road & Rail)			74,946	1,213,376
MRC Global, Inc. (Trading Companies & Distributors)	(a	)	101,550	1,241,956
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)			50,150	1,729,172
SkyWest, Inc. (Airlines)			39,840	1,771,685
Textainer Group Holdings Ltd. (Trading Companies & Distributors)	(a	)	91,060	906,958
Triton International Ltd. (Trading Companies & Distributors)			59,500	1,848,665

				17,757,585

INFORMATION TECHNOLOGY – 16.0%
2U, Inc. (Software)	(a	)	30,367	1,509,847
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a	)	45,410	1,949,451
Blackline, Inc. (Software)	(a	)	37,390	1,531,121
EVERTEC, Inc. (IT Svs.)			44,830	1,286,621
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	43,600	2,061,844
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)			49,960	1,163,568
nLight, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	78,655	1,398,486
Q2 Holdings, Inc. (Software)	(a	)	27,040	1,339,832
Rapid7, Inc. (Software)	(a	)	60,940	1,898,890
RingCentral, Inc. Class A (Software)	(a	)	17,890	1,474,852
Semtech Corp. (Semiconductors & Equip.)	(a	)	21,750	997,673
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a	)	131,620	1,940,079
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	40,220	1,659,477

				20,211,741

MATERIALS – 3.0%
Silgan Holdings, Inc. (Containers & Packaging)			63,170	1,492,075
U.S. Concrete, Inc. (Construction Materials)	(a	)	29,350	1,035,468
Venator Materials PLC (Chemicals)	(a	)	301,140	1,261,777

				3,789,320

REAL ESTATE – 5.0%
Lexington Realty Trust (Equity REIT)			240,340	1,973,191
Outfront Media, Inc. (Equity REIT)			46,930	850,372
STORE Capital Corp. (Equity REIT)			54,790	1,551,105
Summit Hotel Properties, Inc. (Equity REIT)			196,570	1,912,626

				6,287,294

UTILITIES – 4.0%
Black Hills Corp. (Multi-Utilities)			49,760	3,123,933
PNM Resources, Inc. (Electric Utilities)			46,030	1,891,372

				5,015,305

Total Common Stocks (Cost $130,401,518)				$123,384,247

Money Market Funds – 1.9%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	2,448,633	$2,448,388

Total Money Market Funds (Cost $2,448,517)				$2,448,388

Total Investments – 99.7% (Cost $132,850,035)	(c	)		$125,832,635
Other Assets in Excess of Liabilities – 0.3%				356,076

Net Assets – 100.0%				$126,188,711

69	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	December 31, 2018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio (formerly the Nasdaq-100® Index Portfolio) seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

Performance as of December 31, 2018

Average Annual returns
One year	-0.42%
Five years	12.77%
Ten years	18.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.45% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Nasdaq-100® Index Portfolio returned -0.42% versus 0.04% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector allocation or stock selection that caused any material performance variance between the Portfolio and its benchmark. (1)

Consumer Discretionary contributed the most to the overall benchmark return for the year. Utilities and Financials were also positive contributors. The Information Technology sector was the primary detractor for the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The two most significant contributors to the benchmark’s returns were Amazon.com, Inc. (28.4%) and Microsoft Corp. (20.8%). Together, these two stocks made up approximately 19.7% of the benchmark. Facebook, Inc. Class A (-25.7%) was the largest detractor from the benchmark’s return over the year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the investment strategy or selection process during the reporting period. Over the 2018 calendar year, the portfolio management team added a total of four new members. Their names and positions have been provided below for reference.

● Manav Verma, CFA – Portfolio Manager

● Michael Trotter – Assistant Portfolio Manager

● Clinton Clark – Index Analyst

● Daniel Glenn – Portfolio Manager

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

71	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	99.5
Money Market Funds and Other Net Assets	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	10.1
2.	Apple, Inc.	9.7
3.	Amazon.com, Inc.	9.5
4.	Alphabet, Inc. Class C	4.7
5.	Alphabet, Inc. Class A	4.1
6.	Facebook, Inc. Class A	4.1
7.	Intel Corp.	3.1
8.	Cisco Systems, Inc.	2.8
9.	PepsiCo, Inc.	2.3
10.	Comcast Corp. Class A	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	42.4
Communication Services	22.4
Consumer Discretionary	16.3
Health Care	8.9
Consumer Staples	6.4
Industrials	2.4
Utilities	0.4
Financials	0.3

99.5

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 99.5%			Shares	Value
COMMUNICATION SERVICES – 22.4%
Activision Blizzard, Inc. (Entertainment)			35,888	$1,671,304
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	13,021	13,606,424
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	14,921	15,452,337
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a	)	13,204	2,094,154
Charter Communications, Inc. Class A (Media)	(a	)	10,766	3,067,987
Comcast Corp. Class A (Media)			213,527	7,270,594
Electronic Arts, Inc. (Entertainment)	(a	)	14,210	1,121,311
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	102,742	13,468,449
Liberty Global PLC Class A (Media)	(a	)	9,614	205,163
Liberty Global PLC Class C (Media)	(a	)	25,318	522,563
NetEase, Inc. – ADR (Entertainment)			3,443	810,379
Netflix, Inc. (Entertainment)	(a	)	20,510	5,489,707
Sirius XM Holdings, Inc. (Media)			208,899	1,192,813
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	5,356	551,347
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	39,901	2,538,103
Twenty-First Century Fox, Inc. Class A (Entertainment)			49,709	2,391,997
Twenty-First Century Fox, Inc. Class B (Entertainment)			37,556	1,794,426

				73,249,058

CONSUMER DISCRETIONARY – 16.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	20,720	31,120,818
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	2,179	3,753,153
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	22,901	619,701
Dollar Tree, Inc. (Multiline Retail)	(a	)	11,192	1,010,861
eBay, Inc. (Internet & Direct Marketing Retail)	(a	)	45,284	1,271,122
Expedia Group, Inc. (Internet & Direct Marketing Retail)			6,405	721,523
Hasbro, Inc. (Leisure Products)			5,950	483,438
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a	)	43,447	909,346
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	5,766	701,203
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			16,044	1,741,737
MercadoLibre, Inc. (Internet & Direct Marketing Retail)			2,126	622,599
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	3,767	1,297,091
Ross Stores, Inc. (Specialty Retail)			17,560	1,460,992
Starbucks Corp. (Hotels, Restaurants & Leisure)			58,348	3,757,611
Tesla, Inc. (Automobiles)	(a	)	8,077	2,688,026
Ulta Beauty, Inc. (Specialty Retail)	(a	)	2,811	688,245
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)			5,114	505,826

				53,353,292

CONSUMER STAPLES – 6.4%
Costco Wholesale Corp. (Food & Staples Retailing)			20,610	4,198,463
Kraft Heinz Co. / The (Food Products)			57,352	2,468,430
Mondelez International, Inc. Class A (Food Products)			68,377	2,737,131
Monster Beverage Corp. (Beverages)	(a	)	26,007	1,280,065
PepsiCo, Inc. (Beverages)			67,142	7,417,848
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			44,641	3,050,320

				21,152,257

FINANCIALS – 0.3%
Willis Towers Watson PLC (Insurance)			6,111	928,016

Common Stocks (Continued)			Shares	Value
HEALTH CARE – 8.9%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,493	$1,021,598
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,762	787,876
Amgen, Inc. (Biotechnology)			29,970	5,834,260
Biogen, Inc. (Biotechnology)	(a	)	9,476	2,851,518
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a	)	8,375	713,131
Celgene Corp. (Biotechnology)	(a	)	32,887	2,107,728
Cerner Corp. (Health Care Technology)	(a	)	15,496	812,610
Gilead Sciences, Inc. (Biotechnology)			60,841	3,805,605
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	7,169	562,910
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	4,056	754,497
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	6,914	2,073,716
Incyte Corp. (Biotechnology)	(a	)	10,009	636,472
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	5,371	2,572,279
Mylan N.V. (Pharmaceuticals)	(a	)	24,251	664,477
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	5,001	1,867,874
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	12,019	1,991,669

				29,058,220

INDUSTRIALS – 2.4%
American Airlines Group, Inc. (Airlines)			21,662	695,567
Cintas Corp. (Commercial Svs. & Supplies)			5,028	844,654
CSX Corp. (Road & Rail)			39,715	2,467,493
Fastenal Co. (Trading Companies & Distributors)			13,501	705,967
J.B. Hunt Transport Services, Inc. (Road & Rail)			5,135	477,760
PACCAR, Inc. (Machinery)			16,435	939,096
United Continental Holdings, Inc. (Airlines)	(a	)	12,814	1,072,916
Verisk Analytics, Inc. (Professional Svs.)	(a	)	7,742	844,188

				8,047,641

INFORMATION TECHNOLOGY – 42.4%
Adobe Systems, Inc. (Software)	(a	)	22,958	5,194,018
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	47,004	867,694
Analog Devices, Inc. (Semiconductors & Equip.)			17,409	1,494,214
Apple, Inc. (Tech. Hardware, Storage & Periph.)			201,053	31,714,100
Applied Materials, Inc. (Semiconductors & Equip.)			46,232	1,513,636
ASML Holding N.V. (Semiconductors & Equip.)			3,191	496,583
Autodesk, Inc. (Software)	(a	)	10,282	1,322,368
Automatic Data Processing, Inc. (IT Svs.)			20,587	2,699,367
Broadcom, Inc. (Semiconductors & Equip.)			19,445	4,944,475
Cadence Design Systems, Inc. (Software)	(a	)	13,270	576,980
Check Point Software Technologies Ltd. (Software)	(a	)	7,347	754,170
Cisco Systems, Inc. (Communications Equip.)			211,175	9,150,213
Citrix Systems, Inc. (Software)			6,338	649,391
Cognizant Technology Solutions Corp. Class A (IT Svs.)			27,233	1,728,751
Fiserv, Inc. (IT Svs.)	(a	)	18,741	1,377,276
Intel Corp. (Semiconductors & Equip.)			214,529	10,067,846
Intuit, Inc. (Software)			12,205	2,402,554
KLA-Tencor Corp. (Semiconductors & Equip.)			7,199	644,239
Lam Research Corp. (Semiconductors & Equip.)			7,299	993,905
Maxim Integrated Products, Inc. (Semiconductors & Equip.)			13,031	662,626
Microchip Technology, Inc. (Semiconductors & Equip.)			11,123	799,966

73	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	53,346	$1,692,669
Microsoft Corp. (Software)			325,215	33,032,088
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			11,847	706,910
NVIDIA Corp. (Semiconductors & Equip.)			28,689	3,829,981
NXP Semiconductors N.V. (Semiconductors & Equip.)			15,459	1,132,836
Paychex, Inc. (IT Svs.)			16,888	1,100,253
PayPal Holdings, Inc. (IT Svs.)	(a	)	55,420	4,660,268
QUALCOMM, Inc. (Semiconductors & Equip.)			57,010	3,244,439
Skyworks Solutions, Inc. (Semiconductors & Equip.)			8,350	559,617
Symantec Corp. (Software)			30,048	567,757
Synopsys, Inc. (Software)	(a	)	6,988	588,669
Texas Instruments, Inc. (Semiconductors & Equip.)			45,176	4,269,132
VeriSign, Inc. (IT Svs.)	(a	)	5,686	843,177
Western Digital Corp. (Tech. Hardware, Storage & Periph.)			13,612	503,236

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Workday, Inc. Class A (Software)	(a	)	7,008	$1,119,037
Xilinx, Inc. (Semiconductors & Equip.)			11,901	1,013,608

				138,918,049

UTILITIES – 0.4%
Xcel Energy, Inc. (Electric Utilities)			24,175	1,191,102

Total Common Stocks (Cost $282,133,027)				$325,897,635

Money Market Funds – 0.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	653,392	$653,327

Total Money Market Funds (Cost $653,327)				$653,327

Total Investments – 99.7% (Cost $282,786,354)	(c	)		$326,550,962
Other Assets in Excess of Liabilities – 0.3%	(d	)		1,031,220

Net Assets – 100.0%				$327,582,182

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $60,800 of cash pledged as collateral for the futures contracts outstanding at December 31, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2018

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	8	March 15, 2019	$1,006,669	$1,013,320	$6,651	$265,541

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bristol Portfolio (Unaudited)

Objective/Strategy

The ON Bristol Portfolio (formerly the Bristol Portfolio) seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2018

Average Annual returns
One year	-17.97%
Five years	6.46%
Ten years	12.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Bristol Portfolio returned -17.97% versus -4.38% for its benchmark, the S&P 500 Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection was the primary detractor. Specifically, stock selection in Information Technology, Health Care, and Consumer Discretionary was the primary driver of relative underperformance for the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Amazon.com, Inc. (“Amazon”), Xilinx, Inc. (“Xilinx”) and The Boeing Co. (“Boeing”). Amazon had several significant accomplishments in 2018 – it successfully executed the launch of its new GO checkout-less store concept, re-accelerated growth in its public cloud computing business (Amazon Web Services), and significantly exceeded profit expectations, as investments in past years to optimize costs yielded positive results. Xilinx beat its revenue growth outlook significantly, due to earlier 5G wireless network buildouts, as well as a gain in market share from Intel Corp. for data-center acceleration opportunities. Despite well-known supplier issues, Boeing significantly exceeded its free cash flow outlook for the year. Additionally, the company made progress in executing its long-term growth strategy, via acquisitions and contract wins. (1)

Top detractors included Evoqua Water Technologies Corp. The company missed earnings twice. Initially, it was thought to be a one-time event, but the second miss was driven by significantly higher costs and a revenue shortfall. The company’s highly leveraged balance sheet was also a driver for underperformance. With Sage Therapeutics, Inc. (“Sage”), another top detractor, the Food and Drug Administration delayed its approval decision for Sage’s post-partum-depression drug to early 2019 in order to allow Sage to complete the development of a safety program for the drug. PVH Corp. missed profit expectations in its Calvin Klein division due to weaker demand for its new jeans and fashion designs. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

75	(continued)

Ohio National Fund, Inc.	ON Bristol Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	95.6
Master Limited Partnerships (4)	2.2
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.7
2.	Alphabet, Inc. Class C	3.4
3.	Marvell Technology Group Ltd.	2.9
4.	Bank of America Corp.	2.8
5.	Citigroup, Inc.	2.4
6.	Hartford Financial Services Group, Inc. / The	2.3
7.	Amazon.com, Inc.	2.3
8.	KLA-Tencor Corp.	2.2
9.	Applied Materials, Inc.	2.2
10.	Blackstone Group LP / The	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Industrials	19.9
Information Technology	19.2
Consumer Discretionary	18.9
Financials	15.5
Communication Services	9.5
Health Care	7.7
Consumer Staples	3.4
Materials	1.9
Energy	1.8

97.8

Ohio National Fund, Inc.	ON Bristol Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 95.6%			Shares	Value
COMMUNICATION SERVICES – 9.5%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	5,138	$5,320,964
AT&T, Inc. (Diversified Telecom. Svs.)			112,712	3,216,800
Lions Gate Entertainment Corp. Class A (Entertainment)			186,965	3,010,137
Walt Disney Co. / The (Entertainment)			30,068	3,296,956

				14,844,857

CONSUMER DISCRETIONARY – 18.9%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	22,313	3,058,443
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	2,330	3,499,590
General Motors Co. (Automobiles)			85,929	2,874,325
Lowe’s Cos., Inc. (Specialty Retail)			31,982	2,953,857
MGM Resorts International (Hotels, Restaurants & Leisure)			102,333	2,482,599
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	67,481	2,860,520
PVH Corp. (Textiles, Apparel & Luxury Goods)			31,498	2,927,739
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)			31,253	3,056,231
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			83,940	2,832,975
Tiffany & Co. (Specialty Retail)			35,618	2,867,605

				29,413,884

CONSUMER STAPLES – 3.4%
Coca-Cola Co. / The (Beverages)			28,236	1,336,975
Conagra Brands, Inc. (Food Products)			39,892	852,093
PepsiCo, Inc. (Beverages)			27,800	3,071,344

				5,260,412

ENERGY – 1.8%
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			21,571	2,837,018

FINANCIALS – 13.3%
Bank of America Corp. (Banks)			175,836	4,332,599
Citigroup, Inc. (Banks)			70,709	3,681,111
Goldman Sachs Group, Inc. / The (Capital Markets)			15,969	2,667,621
Hartford Financial Services Group, Inc. / The (Insurance)			81,789	3,635,521
JPMorgan Chase & Co. (Banks)			34,084	3,327,280
Lincoln National Corp. (Insurance)			58,006	2,976,288

				20,620,420

HEALTH CARE – 7.7%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	69,877	2,522,560
Celgene Corp. (Biotechnology)	(a	)	49,294	3,159,252
Sage Therapeutics, Inc. (Biotechnology)	(a	)	33,616	3,220,077
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			13,552	3,032,802

				11,934,691

Common Stocks (Continued)			Shares	Value
INDUSTRIALS – 19.9%
AECOM (Construction & Engineering)	(a	)	112,456	$2,980,084
Boeing Co. / The (Aerospace & Defense)			9,527	3,072,457
Caterpillar, Inc. (Machinery)			9,058	1,151,000
Deere & Co. (Machinery)			21,704	3,237,586
Delta Air Lines, Inc. (Airlines)			58,946	2,941,405
FedEx Corp. (Air Freight & Logistics)			17,018	2,745,514
Lockheed Martin Corp. (Aerospace & Defense)			11,473	3,004,090
Quanta Services, Inc. (Construction & Engineering)			99,846	3,005,365
Raytheon Co. (Aerospace & Defense)			18,823	2,886,507
Rockwell Automation, Inc. (Electrical Equip.)			20,310	3,056,249
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	49,496	2,823,252

				30,903,509

INFORMATION TECHNOLOGY – 19.2%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			18,940	2,987,595
Applied Materials, Inc. (Semiconductors & Equip.)			105,005	3,437,864
Broadcom, Inc. (Semiconductors & Equip.)			7,400	1,881,672
DXC Technology Co. (IT Svs.)			57,087	3,035,316
KLA-Tencor Corp. (Semiconductors & Equip.)			38,615	3,455,656
Marvell Technology Group Ltd. (Semiconductors & Equip.)			280,180	4,536,114
Microchip Technology, Inc. (Semiconductors & Equip.)			23,230	1,670,702
Microsoft Corp. (Software)			56,316	5,720,016
QUALCOMM, Inc. (Semiconductors & Equip.)			53,446	3,041,612

				29,766,547

MATERIALS – 1.9%
FMC Corp. (Chemicals)			40,579	3,001,223

Total Common Stocks (Cost $172,374,200)				$148,582,561

Master Limited Partnerships – 2.2%			Shares	Value
FINANCIALS – 2.2%
Blackstone Group LP / The (Capital Markets)			113,855	$3,394,017

Total Master Limited Partnerships (Cost $3,954,956)				$3,394,017

Money Market Funds – 0.1%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	74,792	$74,785

Total Money Market Funds (Cost $74,785)				$74,785

Total Investments – 97.9% (Cost $176,403,941)	(c	)		$152,051,363
Other Assets in Excess of Liabilities – 2.1%				3,293,253

Net Assets – 100.0%				$155,344,616

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bryton Growth Portfolio (Unaudited)

Objective/Strategy

The ON Bryton Growth Portfolio (formerly the Bryton Growth Portfolio) seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2018

Average Annual returns
One year	-5.18%
Five years	4.14%
Ten years	11.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Bryton Growth Portfolio returned -5.18% versus -9.31% for its benchmark, the Russell 2000 Growth Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Both sector allocation and security selection factored into the Portfolio’s relative outperformance. Stock selections in Information Technology and Health Care contributed to relative performance, while top detractors were stock selections within Materials and Financials. A significant overweight to Information Technology was the key sector allocation contributor. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Tandem Diabetes Care, Inc., as the company exceeded expectations through the year on revenue, as new diabetes pump product launches and the exit of key competitors in their end market enabled the company to beat and raise estimates several times during the year. Loxo Oncology, Inc. had strong data updates through the year on its drug, LOXO-292, which enabled the company to maintain its leadership position versus competitors. Data from one of its key competitors, Blueprint Medicines Corporation, was less impressive. Coupa Software, Inc. had strong quarterly earnings reports through the year, in which the company beat estimates on all key metrics (revenue, bookings and operating income). (1)

Top detractors included Asure Software, Inc., as a weak third quarter earnings report and materially lower guidance caused the stock to significantly underperform the market. Weak organic revenue growth and gross margins, combined with negative cash flow, created additional concerns that the company would do an equity raise or debt expansion to complete additional acquisitions. Evoqua Water Technologies Corp. missed earnings twice. Initially, it was thought to be a one-time event, but the second miss was driven by significantly higher costs and a revenue shortfall. The company’s highly leveraged balance sheet was also a driver for underperformance. electroCore, Inc. had a headline miss on revenue and earnings in a “risk off” market that contributed to its sharp sell-off, despite the fact that the company continued to successfully ramp up reimbursements for its newly launched product. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

78	(continued)

Ohio National Fund, Inc.	ON Bryton Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	89.7
Other Net Assets	10.3

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Five9, Inc.	1.7
2.	Covanta Holding Corp.	1.7
3.	MGP Ingredients, Inc.	1.7
4.	ORBCOMM, Inc.	1.7
5.	Mueller Water Products, Inc. Class A	1.6
6.	Cubic Corp.	1.6
7.	Vonage Holdings Corp.	1.6
8.	Allegheny Technologies, Inc.	1.6
9.	Haemonetics Corp.	1.6
10.	Aerie Pharmaceuticals, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.6
Industrials	21.4
Health Care	15.3
Materials	6.8
Communication Services	4.8
Financials	4.1
Consumer Staples	3.9
Consumer Discretionary	3.3
Real Estate	1.5

89.7

Ohio National Fund, Inc.	ON Bryton Growth Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 89.7%			Shares	Value
COMMUNICATION SERVICES – 4.8%
ORBCOMM, Inc. (Diversified Telecom. Svs.)	(a	)	50,734	$419,063
QuinStreet, Inc. (Interactive Media & Svs.)	(a	)	24,992	405,620
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a	)	47,155	411,663

				1,236,346

CONSUMER DISCRETIONARY – 3.3%
American Eagle Outfitters, Inc. (Specialty Retail)			14,404	278,429
At Home Group, Inc. (Specialty Retail)	(a	)	13,782	257,172
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a	)	11,121	310,165

				845,766

CONSUMER STAPLES – 3.9%
J&J Snack Foods Corp. (Food Products)			2,184	315,785
MGP Ingredients, Inc. (Beverages)			7,441	424,509
Nomad Foods Ltd. (Food Products)	(a	)	14,988	250,599

				990,893

FINANCIALS – 4.1%
Ameris Bancorp (Banks)			11,823	374,434
Home BancShares, Inc. (Banks)			22,617	369,562
Veritex Holdings, Inc. (Banks)	(a	)	13,937	297,973

				1,041,969

HEALTH CARE – 15.3%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	11,243	405,872
AxoGen, Inc. (Health Care Equip. & Supplies)	(a	)	14,879	303,978
ElectroCore, Inc. (Health Care Equip. & Supplies)	(a	)	40,972	256,485
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	4,077	407,904
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,704	366,933
Neogen Corp. (Health Care Equip. & Supplies)	(a	)	5,250	299,250
PetIQ, Inc. (Health Care Providers & Svs.)	(a	)	14,308	335,809
Sage Therapeutics, Inc. (Biotechnology)	(a	)	3,987	381,915
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a	)	10,272	390,028
Vericel Corp. (Biotechnology)	(a	)	21,261	369,941
Vocera Communications, Inc. (Health Care Technology)	(a	)	9,555	375,989

				3,894,104

INDUSTRIALS – 21.4%
Actuant Corp. Class A (Machinery)			15,561	326,625
ASGN, Inc. (Professional Svs.)	(a	)	5,733	312,448
Astec Industries, Inc. (Machinery)			12,908	389,693
Axon Enterprise, Inc. (Aerospace & Defense)	(a	)	9,054	396,112
Casella Waste Systems, Inc. Class A (Commercial Svs. & Supplies)	(a	)	13,661	389,202
Chart Industries, Inc. (Machinery)	(a	)	5,842	379,905
Covanta Holding Corp. (Commercial Svs. & Supplies)			32,061	430,259
Cubic Corp. (Aerospace & Defense)			7,689	413,207

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
John Bean Technologies Corp. (Machinery)			4,659	$334,563
Kratos Defense & Security Solutions, Inc. (Aerospace & Defense)	(a	)	21,386	301,329
Lindsay Corp. (Machinery)			2,679	257,854
Mueller Water Products, Inc. Class A (Machinery)			45,657	415,479
Proto Labs, Inc. (Machinery)	(a	)	3,386	381,907
Spartan Motors, Inc. (Machinery)			47,089	340,453
TPI Composites, Inc. (Electrical Equip.)	(a	)	15,191	373,395

				5,442,431

INFORMATION TECHNOLOGY – 28.6%
Carbonite, Inc. (IT Svs.)	(a	)	14,803	373,924
Cloudera, Inc. (Software)	(a	)	30,420	336,445
CommVault Systems, Inc. (Software)	(a	)	6,465	382,017
Coupa Software, Inc. (Software)	(a	)	5,114	321,466
Cray, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	16,560	357,530
eGain Corp. (Software)	(a	)	58,906	387,012
Evo Payments, Inc. Class A (IT Svs.)	(a	)	12,729	314,025
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	7,057	286,797
Five9, Inc. (Software)	(a	)	9,967	435,757
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	7,047	333,253
LivePerson, Inc. (Software)	(a	)	21,025	396,532
Power Integrations, Inc. (Semiconductors & Equip.)			6,291	383,625
Q2 Holdings, Inc. (Software)	(a	)	6,204	307,408
Radware Ltd. (Communications Equip.)	(a	)	16,604	377,077
Rapid7, Inc. (Software)	(a	)	12,331	384,234
Semtech Corp. (Semiconductors & Equip.)	(a	)	8,420	386,225
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)			11,612	400,614
Tenable Holdings, Inc. (Software)	(a	)	16,185	359,145
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a	)	45,005	381,192
Viavi Solutions, Inc. (Communications Equip.)	(a	)	38,187	383,779

				7,288,057

MATERIALS – 6.8%
Allegheny Technologies, Inc. (Metals & Mining)	(a	)	18,837	410,082
Ferro Corp. (Chemicals)	(a	)	15,975	250,488
PolyOne Corp. (Chemicals)			13,477	385,442
Sensient Technologies Corp. (Chemicals)			6,727	375,703
Summit Materials, Inc. Class A (Construction Materials)	(a	)	25,145	311,798

				1,733,513

REAL ESTATE – 1.5%
Terreno Realty Corp. (Equity REIT)			10,657	374,807

Total Common Stocks (Cost $26,849,022)				$22,847,886

Total Investments – 89.7% (Cost $26,849,022)	(b	)		$22,847,886
Other Assets in Excess of Liabilities – 10.3%				2,614,079

Net Assets – 100.0%				$25,461,965

Percentages	are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited)

Objective/Strategy

The ON ICON Balanced Portfolio (formerly the Balanced Portfolio) seeks capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2018

Average Annual returns
One year	-10.58%
Five years	2.21%
Ten years	7.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON ICON Balanced Portfolio returned -10.58% versus –4.96% for its benchmark, the S&P Composite 1500 Index. The Portfolio’s secondary benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Bloomberg Barclays U.S. Universal Index, returned -2.81% for the period.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Overall, the Portfolio’s allocation to fixed income securities was a benefit to performance relative to the all-equity S&P 1500 benchmark. In early 2018, ICON’s calculation of the broad market’s fair value increased to a level which led us to adjust the Portfolio’s equity/fixed income allocation toward more equity securities. As the market declined in the last quarter of the year, both the increased allocation to equities, and the Portfolio’s equity holdings’ underperformance relative to the benchmark detracted from the overall performance of the Portfolio.

The Portfolio’s fixed income volatility remained relatively low. The Portfolio’s use of closed end funds was rewarded, as several of the positions converted to open-end funds or liquidated, capturing the discount to net asset value at which they had been acquired. The Portfolio’s underweight position in U.S. Treasury Notes hurt performance, as interest rates fell and credit spreads widened. The Portfolio’s preferred stock holdings, in general, were negatively impacted by spread widening. Given the Portfolio’s positioning, we tend to expect underperformance when rates fall aggressively and relative outperformance when rates rise.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The two biggest equity sector detractors from relative performance were the Portfolio’s stock selection in the Energy and Consumer Discretionary sectors. Overall, sector allocation contributed to relative performance. (1)

In the fixed income portion of the Portfolio, we continued our focus on high-coupon yield to call corporate securities and closed end fund event-driven arbitrage. Our short duration and credit risk focus negatively impacted returns, as U.S. Treasury Notes outperformed. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The three biggest individual stock contributors to performance were XL Group Ltd. (“XL”), HCA Healthcare, Inc. (“HCA”), and Mastercard, Inc. Class A (“Mastercard”). Shares of XL responded positively to an announced merger with AXA SA. Both HCA and Mastercard experienced a similar trend of strong earnings growth momentum during the first three quarters of the year and minimal participation during the end-of-year downturn.

The three biggest detractors on an individual stock basis were Cimarex Energy Co. (“Cimarex”), LogMeIn, Inc. (“LogMeIn”), and CDK Global, Inc. (“CDK Global”). Cimarex was negatively affected by the sharp decline in oil prices, due to concerns of supply conditions and an overall slowdown of global economic growth. Shares of LogMeIn fell sharply after reporting poor second quarter earnings and reducing their full-year guidance. CDK Global experienced significant declines due to disappointing results. (1)

The positive performance of the fixed income sleeve contributed to returns, as a whole, as the benchmark had no allocation to fixed income, and fixed income was an overall positive returning asset class for the Portfolio. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio purchased put options on the S&P 500 Index throughout most of the year in an effort to dampen the effects of market declines. The Portfolio did not hold any put options from early October through the end of the year. Over the full year, the purchase of put options detracted 12 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

81	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	67.2
Corporate Bonds (4)	18.9
Closed-End Mutual Funds	3.8
U.S. Treasury Obligations	2.4
Preferred Securities (4)	2.1
Asset-Backed Securities (4)	1.4
Money Market Funds and Other Net Assets	4.2

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Mastercard, Inc. Class A	3.1
2.	Monolithic Power Systems, Inc.	2.8
3.	Adobe Systems, Inc.	2.7
4.	Visa, Inc.	2.6
5.	JPMorgan Chase & Co.	2.5
6.	Thermo Fisher Scientific, Inc.	2.3
7.	Bank of America Corp.	2.3
8.	NIKE, Inc. Class B	2.1
9.	eBay, Inc.	1.9
10.	U.S. Treasury Note	1.9
	2.500%, 12/31/2020

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed Securities):

% of Net Assets
Health Care	18.2
Information Technology	16.7
Financials	16.2
Consumer Discretionary	16.2
Energy	6.7
Industrials	5.9
Communication Services	4.3
Materials	2.1
Real Estate	1.6
Consumer Staples	1.2
Utilities	0.5

89.6

Ohio National Fund, Inc.	ON ICON Balanced Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 67.2%			Shares	Value
COMMUNICATION SERVICES – 2.8%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	4,386	$4,542,185
Electronic Arts, Inc. (Entertainment)	(a	)	54,055	4,265,480
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	33,254	4,359,267

				13,166,932

CONSUMER DISCRETIONARY – 13.0%
AutoZone, Inc. (Specialty Retail)	(a	)	5,302	4,444,879
Brunswick Corp. (Leisure Products)			147,713	6,861,269
D.R. Horton, Inc. (Household Durables)			138,020	4,783,773
eBay, Inc. (Internet & Direct Marketing Retail)	(a	)	325,000	9,122,750
Lowe’s Cos., Inc. (Specialty Retail)			85,629	7,908,694
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			130,000	9,638,200
Polaris Industries, Inc. (Leisure Products)			65,382	5,013,492
PulteGroup, Inc. (Household Durables)			219,915	5,715,591
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)			74,464	7,281,834

				60,770,482

ENERGY – 4.8%
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)			68,171	4,202,742
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			61,404	5,692,151
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			85,352	5,036,622
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a	)	239,508	3,827,338
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	772,526	3,630,872

				22,389,725

FINANCIALS – 9.8%
Bank of America Corp. (Banks)			431,610	10,634,870
JPMorgan Chase & Co. (Banks)			117,804	11,500,027
KeyCorp (Banks)			297,895	4,402,888
Lincoln National Corp. (Insurance)			62,352	3,199,281
Signature Bank (Banks)			76,139	7,827,851
SVB Financial Group (Banks)	(a	)	43,537	8,268,547

				45,833,464

HEALTH CARE – 15.4%
AbbVie, Inc. (Biotechnology)			63,768	5,878,772
Celgene Corp. (Biotechnology)	(a	)	76,673	4,913,973
Cigna Corp. (Health Care Providers & Svs.)			45,891	8,715,619
HCA Healthcare, Inc. (Health Care Providers & Svs.)			49,881	6,207,690
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a	)	61,044	7,567,014
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	29,516	4,005,321
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			90,266	7,090,394
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	90,958	8,364,498
Teleflex, Inc. (Health Care Equip. & Supplies)			31,241	8,075,174
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			47,910	10,721,779

				71,540,234

INDUSTRIALS – 4.9%
Air Lease Corp. (Trading Companies & Distributors)			99,448	3,004,324
Canadian Pacific Railway Ltd. (Road & Rail)			35,264	6,263,592
Masco Corp. (Building Products)			160,779	4,701,178
Union Pacific Corp. (Road & Rail)			63,320	8,752,723

				22,721,817

INFORMATION TECHNOLOGY – 15.2%
Adobe Systems, Inc. (Software)	(a	)	55,552	12,568,084
CDK Global, Inc. (Software)			148,752	7,122,246
LogMeIn, Inc. (Software)			58,193	4,746,803
Mastercard, Inc. Class A (IT Svs.)			76,152	14,366,075
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			112,730	13,104,863
Skyworks Solutions, Inc. (Semiconductors & Equip.)			103,262	6,920,619
Visa, Inc. (IT Svs.)			92,613	12,219,359

				71,048,049

MATERIALS – 1.3%
Eagle Materials, Inc. (Construction Materials)			62,138	3,792,282
Graphic Packaging Holding Co. (Containers & Packaging)			216,477	2,303,315

				6,095,597

Total Common Stocks (Cost $326,962,692)				$313,566,300

Corporate Bonds – 18.9%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.5%
CSC Holdings LLC (Media)	(b)	10.125%	01/15/2023	$ 3,300,000	$3, 550,008
CSC Holdings LLC (Media)	(b)	10.875%	10/15/2025	1,450,000	1,628,234
Lee Enterprises, Inc. (Media)	(b)	9.500%	03/15/2022	1,930,000	1,968,600

					7,146,842

83	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 3.2%
Brookfield Residential Properties, Inc. (Household Durables)	(b)	6.500%	12/15/2020	$ 2,400,000	$2,397,000
Foot Locker, Inc. (Specialty Retail)		8.500%	01/15/2022	350,000	378,000
Lear Corp. (Auto Components)		5.375%	03/15/2024	1,000,000	1,028,684
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	1,090,000	1,087,275
Reliance Intermediate Holdings LP (Specialty Retail)	(b)	6.500%	04/01/2023	4,012,000	4,092,240
Silversea Cruise Finance Ltd. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/01/2025	1,935,000	2,045,682
William Carter Co. / The (Textiles, Apparel & Luxury Goods)		5.250%	08/15/2021	695,000	691,525
William Lyon Homes, Inc. (Textiles, Apparel & Luxury Goods)		7.000%	08/15/2022	3,250,000	3,217,500

					14,937,906

CONSUMER STAPLES – 1.2%
Central Garden & Pet Co. (Household Products)		6.125%	11/15/2023	2,229,000	2,223,428
Conagra Brands, Inc. (Food Products)		7.125%	10/01/2026	1,000,000	1,134,825
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	2,080,000	2,088,579

					5,446,832

ENERGY – 1.9%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	2,748,000	2,802,960
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	4,445,000	4,589,462
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	1,304,000	1,294,683

					8,687,105

FINANCIALS – 3.7%
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	6,140,000	6,425,821
Jefferies Finance LLC / JFIN Co-Issuer Corp. (Capital Markets)	(b)	7.375%	04/01/2020	3,902,000	3,892,245
Nationwide Mutual Insurance Co. (Insurance)	(b)	7.875%	04/01/2033	3,000,000	4,031,538
Willis North America, Inc. (Insurance)		7.000%	09/29/2019	3,000,000	3,068,882

					17,418,486

HEALTH CARE – 2.8%
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.875%	05/15/2024	3,000,000	2,987,742
Catholic Health Initiatives (Health Care Providers & Svs.)		2.950%	11/01/2022	4,000,000	3,912,168
Centene Corp. (Health Care Providers & Svs.)		5.625%	02/15/2021	510,000	511,275
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(b)	5.750%	09/01/2023	2,190,000	2,190,000
Molina Healthcare, Inc. (Health Care Providers & Svs.)		5.375%	11/15/2022	3,500,000	3,377,500

					12,978,685

INDUSTRIALS – 0.9%
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		7.875%	03/15/2021	618,000	618,000
USG Corp. (Building Products)	(b)	5.500%	03/01/2025	2,700,000	2,720,250
XPO Logistics, Inc. (Air Freight & Logistics)	(b)	6.500%	06/15/2022	1,050,000	1,040,812

					4,379,062

INFORMATION TECHNOLOGY – 1.5%
Amkor Technology, Inc. (Semiconductors & Equip.)		6.375%	10/01/2022	3,500,000	3,509,800
Dell International LLC / EMC Corp. (Computers & Peripherals)	(b)	7.125%	06/15/2024	1,000,000	1,017,500
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.625%	06/01/2023	2,615,000	2,562,700

					7,090,000

MATERIALS – 0.8%
Hecla Mining Co. (Metals & Mining)		6.875%	05/01/2021	550,000	539,000
Mercer International, Inc. (Paper & Forest Products)		7.750%	12/01/2022	188,000	193,640
Standard Industries, Inc. (Construction Materials)	(b)	5.500%	02/15/2023	1,185,000	1,161,300
Teck Resources Ltd. (Metals & Mining)	(b)	8.500%	06/01/2024	1,750,000	1,874,688

					3,768,628

REAL ESTATE – 0.9%
Select Income REIT (Equity REIT)		4.500%	02/01/2025	4,450,000	4,193,048

UTILITIES – 0.5%
Vistra Energy Corp. (Ind. Power & Renewable Elec.)		7.625%	11/01/2024	2,145,000	2,262,975

Total Corporate Bonds (Cost $91,172,787)					$88,309,569

84	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Closed-End Mutual Funds – 3.8%				Shares	Value
Asia Pacific Fund, Inc. / The				205,264	$ 2,340,010
BlackRock Enhanced Government Fund, Inc.				59,009	765,937
BlackRock Income Trust, Inc.				933,658	5,265,831
Duff & Phelps Utility and Corporate Bond Trust, Inc.				122,035	1,003,128
Eaton Vance High Income 2021 Target Term Trust				31,032	276,805
High Income Securities Fund				319,705	2,845,375
Nuveen Taxable Municipal Income Fund				264,354	5,117,893

Total Closed-End Mutual Funds (Cost $18,729,575)					$ 17,614,979

U.S. Treasury Obligations – 2.4%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.500%	12/31/2020	$ 9,000,000	$ 8,997,751
U.S. Treasury Note		3.125%	11/15/2028	2,000,000	2,075,909

Total U.S. Treasury Obligations (Cost $10,977,291)					$ 11,073,660

Preferred Securities – 2.1%			Rate	Quantity	Value
FINANCIALS – 1.4%
Argo Group U.S., Inc. (Insurance)			6.500%	219,334	$ 5,470,190
Cabco Series 2004-101 Trust Goldman Sachs Capital I (Interest Rate Floor: 3.25%, Interest Rate Cap: 8.25%) (Diversified Financial Svs.)			QL + 85	46,713	924,450
MVC Capital, Inc. (Capital Markets)			6.250%	9,202	229,866

					6,624,506

REAL ESTATE – 0.7%
Equity Commonwealth (Equity REIT)			6.500%	119,203	3,009,876

Total Preferred Securities (Cost $9,937,708)					$ 9,634,382

Asset-Backed Securities – 1.4%		Rate	Maturity	Face Amount	Value
FINANCIALS – 1.3%
SMB Private Education Loan Trust 2014-A C	(b)	4.500%	09/15/2045	$ 6,250,000	$ 5,927,031

INDUSTRIALS – 0.1%
United Airlines 2007-1 Class B Pass Through Trust		7.336%	07/02/2019	775,227	786,855

Total Asset-Backed Securities (Cost $6,828,631)					$ 6,713,886

Money Market Funds – 4.1%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(c)			19,395,453	$ 19,393,514

Total Money Market Funds (Cost $19,394,914)					$ 19,393,514

Total Investments – 99.9% (Cost $484,003,598)	(d)				$466,306,290
Other Assets in Excess of Liabilities – 0.1%					378,601

Net Assets – 100.0%					$466,684,891

Percentages are stated as a percent of net assets.

Abbreviations:

QL:   Quarterly U.S. LIBOR Rate, 2.808% at 12/31/2018

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2018, the value of these securities totaled $44,188,407, or 9.5% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at December 31, 2018.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

85

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio (formerly the S&P MidCap 400® Index Portfolio) seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

Performance as of December 31, 2018

Average Annual returns
One year	-11.45%
Five years	3.08%
Ten years	9.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.71% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON S&P MidCap 400® Index Portfolio returned -11.45% versus -11.08% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector allocation or stock selection that caused any material performance variance between the Portfolio and its benchmark. (1)

Utilities added to the benchmark’s return slightly, as the sector was up 6.7% for the year. Health Care was another positive contributor, gaining 6.5%. Two sectors driving the benchmark’s returns down were Energy and Materials, falling 29.4% and 20.4%, respectively. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. ABIOMED, Inc. (up 107.3% for the year) and Bioverative, Inc. (94.1%) were the two most positive contributors. Underperforming constituents included Thor Industries, Inc. (-64.8% for the year) and Coherent, Inc. (-62.5%). (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the investment strategy or selection process during the reporting period. Over the 2018 calendar year, the portfolio management team added a total of four new members. Their names and positions have been provided below for reference.

● Manav Verma, CFA – Portfolio Manager

● Michael Trotter – Assistant Portfolio Manager

● Clinton Clark – Index Analyst

● Daniel Glenn – Portfolio Manager

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

86	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	99.9
Money Market Funds and Other Net Assets	0.1

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Teleflex, Inc.	0.8
2.	Atmos Energy Corp.	0.7
3.	Domino’s Pizza, Inc.	0.7
4.	IDEX Corp.	0.7
5.	UGI Corp.	0.6
6.	Alleghany Corp.	0.6
7.	STERIS PLC	0.6
8.	PTC, Inc.	0.6
9.	Reinsurance Group of America, Inc.	0.6
10.	Zebra Technologies Corp. Class A	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	16.4
Industrials	15.4
Information Technology	15.3
Consumer Discretionary	11.7
Health Care	10.0
Real Estate	9.7
Materials	6.6
Utilities	5.6
Energy	3.7
Consumer Staples	3.0
Communication Services	2.5

99.9

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 99.9%		Shares	Value
COMMUNICATION SERVICES – 2.5%
AMC Networks, Inc. Class A (Media)	(a)	9,321	$ 511,536
Cable One, Inc. (Media)		1,026	841,423
Cars.com, Inc. (Interactive Media & Svs.)	(a)	13,053	280,640
Cinemark Holdings, Inc. (Entertainment)		21,998	787,528
John Wiley & Sons, Inc. Class A (Media)		9,360	439,639
Live Nation Entertainment, Inc. (Entertainment)	(a)	28,604	1,408,747
Meredith Corp. (Media)		8,251	428,557
New York Times Co. / The Class A (Media)		29,211	651,113
TEGNA, Inc. (Media)		44,549	484,248
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		19,235	625,907
World Wrestling Entertainment, Inc. Class A (Entertainment)		8,984	671,284
Yelp, Inc. (Interactive Media & Svs.)	(a)	15,817	553,437

			7,684,059

CONSUMER DISCRETIONARY – 11.7%
Aaron’s, Inc. (Specialty Retail)		14,194	596,858
Adient PLC (Auto Components)		17,977	270,734
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	12,156	575,222
American Eagle Outfitters, Inc. (Specialty Retail)		34,865	673,940
AutoNation, Inc. (Specialty Retail)	(a)	11,908	425,116
Bed Bath & Beyond, Inc. (Specialty Retail)		28,563	323,333
Big Lots, Inc. (Multiline Retail)		8,337	241,106
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		16,698	346,984
Brinker International, Inc. (Hotels, Restaurants & Leisure)		7,991	351,444
Brunswick Corp. (Leisure Products)		17,948	833,685
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		9,487	774,329
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		8,630	375,491
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		2,471	602,776
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		4,973	794,984
Dana, Inc. (Auto Components)		29,932	407,973
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	6,026	771,027
Delphi Technologies PLC (Auto Components)		18,311	262,213
Dick’s Sporting Goods, Inc. (Specialty Retail)		15,263	476,206
Dillard’s, Inc. Class A (Multiline Retail)		3,823	230,565
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		8,604	2,133,706
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		17,091	1,095,875
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	13,451	487,061
Five Below, Inc. (Specialty Retail)	(a)	11,533	1,180,057
Gentex Corp. (Auto Components)		54,211	1,095,604
Graham Holdings Co. Class B (Diversified Consumer Svs.)		897	574,600
Helen of Troy Ltd. (Household Durables)	(a)	5,463	716,636
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)		5,047	221,361
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		5,322	413,147
KB Home (Household Durables)		17,836	340,668
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		8,461	596,585
Michaels Cos., Inc. / The (Specialty Retail)	(a)	18,597	251,803
Murphy U.S.A., Inc. (Specialty Retail)	(a)	6,204	475,475
NVR, Inc. (Household Durables)	(a)	703	1,713,204
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	10,669	709,595

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		4,636	$ 184,559
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	22,379	421,397
Polaris Industries, Inc. (Leisure Products)		12,017	921,464
Pool Corp. (Distributors)		8,327	1,237,808
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	24,860	423,863
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	11,387	203,600
Service Corp. International (Diversified Consumer Svs.)		37,427	1,506,811
Signet Jewelers Ltd. (Specialty Retail)		10,733	340,987
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		14,847	825,939
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	27,702	634,099
Sotheby’s (Diversified Consumer Svs.)	(a)	7,193	285,850
Tempur Sealy International, Inc. (Household Durables)	(a)	9,473	392,182
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		13,769	822,009
Thor Industries, Inc. (Automobiles)		10,381	539,812
Toll Brothers, Inc. (Household Durables)		28,035	923,192
TRI Pointe Group, Inc. (Household Durables)	(a)	29,427	321,637
Tupperware Brands Corp. (Household Durables)		10,053	317,373
Urban Outfitters, Inc. (Specialty Retail)	(a)	15,591	517,621
Visteon Corp. (Auto Components)	(a)	5,982	360,595
Weight Watchers International, Inc. (Diversified Consumer Svs.)	(a)	8,021	309,210
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		38,674	603,701
Williams-Sonoma, Inc. (Specialty Retail)		16,575	836,209
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		20,164	722,678
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		20,522	931,083

			35,923,042

CONSUMER STAPLES – 3.0%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,779	428,454
Casey’s General Stores, Inc. (Food & Staples Retailing)		7,571	970,148
Edgewell Personal Care Co. (Personal Products)	(a)	11,182	417,648
Energizer Holdings, Inc. (Household Products)		12,328	556,609
Flowers Foods, Inc. (Food Products)		37,967	701,250
Hain Celestial Group, Inc. / The (Food Products)	(a)	18,517	293,680
Ingredion, Inc. (Food Products)		14,624	1,336,634
Lancaster Colony Corp. (Food Products)		4,039	714,337
Nu Skin Enterprises, Inc. Class A (Personal Products)		11,494	704,927
Post Holdings, Inc. (Food Products)	(a)	13,791	1,229,192
Sanderson Farms, Inc. (Food Products)		4,159	412,947
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	26,404	620,758
Tootsie Roll Industries, Inc. (Food Products)		3,832	127,989
TreeHouse Foods, Inc. (Food Products)	(a)	11,587	587,577

			9,102,150

ENERGY – 3.7%
Apergy Corp. (Energy Equip. & Svs.)	(a)	16,002	433,334
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	47,116	305,783
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	189,062	397,030

88	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)		Shares	Value
ENERGY (continued)
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	42,129	$ 481,113
Core Laboratories N.V. (Energy Equip. & Svs.)		9,148	545,770
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)	(a)	13,325	125,788
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		1	93
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	7,401	222,252
Ensco PLC Class A (Energy Equip. & Svs.)		90,435	321,949
EQT Corp. (Oil, Gas & Consumable Fuels)		52,647	994,502
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	(a)	42,091	842,662
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a)	21,390	332,187
McDermott International, Inc. (Energy Equip. & Svs.)	(a)	37,387	244,511
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		33,660	787,307
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	55,342	306,041
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	20,364	246,404
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		44,983	465,574
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		24,808	810,477
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	48,918	275,408
Range Resources Corp. (Oil, Gas & Consumable Fuels)		42,850	410,075
Rowan Cos. PLC Class A (Energy Equip. & Svs.)	(a)	26,255	220,279
SM Energy Co. (Oil, Gas & Consumable Fuels)		21,358	330,622
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	120,278	410,148
Transocean Ltd. (Energy Equip. & Svs.)	(a)	104,682	726,493
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		13,911	297,835
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	81,747	927,828

			11,461,465

FINANCIALS – 16.4%
Alleghany Corp. (Insurance)		3,069	1,912,969
American Financial Group, Inc. (Insurance)		14,580	1,319,927
Aspen Insurance Holdings Ltd. (Insurance)		12,353	518,702
Associated Banc-Corp. (Banks)		34,305	678,896
BancorpSouth Bank (Banks)		18,768	490,596
Bank of Hawaii Corp. (Banks)		8,640	581,645
Bank OZK (Banks)		25,012	571,024
Brown & Brown, Inc. (Insurance)		48,536	1,337,652
Cathay General Bancorp (Banks)		15,880	532,456
Chemical Financial Corp. (Banks)		14,784	541,242
CNO Financial Group, Inc. (Insurance)		34,066	506,902
Commerce Bancshares, Inc. (Banks)		20,542	1,157,953
Cullen / Frost Bankers, Inc. (Banks)		13,232	1,163,622
East West Bancorp, Inc. (Banks)		29,958	1,304,072
Eaton Vance Corp. (Capital Markets)		24,112	848,260
Evercore, Inc. Class A (Capital Markets)		8,375	599,315
FactSet Research Systems, Inc. (Capital Markets)		7,867	1,574,423
Federated Investors, Inc. Class B (Capital Markets)		19,757	524,548
First American Financial Corp. (Insurance)		23,131	1,032,568
First Horizon National Corp. (Banks)		67,024	882,036
FNB Corp. (Banks)		67,104	660,303
Fulton Financial Corp. (Banks)		36,437	564,045
Genworth Financial, Inc. Class A (Insurance)	(a)	103,620	482,869
Hancock Whitney Corp. (Banks)		17,590	609,493

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Hanover Insurance Group, Inc. / The (Insurance)		8,760	$ 1,022,905
Home BancShares, Inc. (Banks)		32,920	537,913
Interactive Brokers Group, Inc. Class A (Capital Markets)		15,537	849,097
International Bancshares Corp. (Banks)		11,364	390,922
Janus Henderson Group PLC (Capital Markets)		34,525	715,358
Kemper Corp. (Insurance)		12,594	835,990
Legg Mason, Inc. (Capital Markets)		17,696	451,425
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	1,540	338,138
MarketAxess Holdings, Inc. (Capital Markets)		7,776	1,643,147
MB Financial, Inc. (Banks)		17,432	690,830
Mercury General Corp. (Insurance)		5,615	290,352
Navient Corp. (Consumer Finance)		47,504	418,510
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		101,461	954,748
Old Republic International Corp. (Insurance)		58,868	1,210,915
PacWest Bancorp (Banks)		25,197	838,556
Pinnacle Financial Partners, Inc. (Banks)		15,150	698,415
Primerica, Inc. (Insurance)		8,885	868,153
Prosperity Bancshares, Inc. (Banks)		13,729	855,317
Reinsurance Group of America, Inc. (Insurance)		12,982	1,820,466
RenaissanceRe Holdings Ltd. (Insurance)		8,329	1,113,587
SEI Investments Co. (Capital Markets)		27,018	1,248,232
Signature Bank (Banks)		11,039	1,134,920
SLM Corp. (Consumer Finance)	(a)	90,148	749,130
Sterling Bancorp (Banks)		46,439	766,708
Stifel Financial Corp. (Capital Markets)		14,901	617,199
Synovus Financial Corp. (Banks)		34,310	1,097,577
TCF Financial Corp. (Banks)		34,517	672,736
Texas Capital Bancshares, Inc. (Banks)	(a)	10,383	530,467
Trustmark Corp. (Banks)		13,882	394,665
UMB Financial Corp. (Banks)		9,289	566,350
Umpqua Holdings Corp. (Banks)		45,572	724,595
United Bankshares, Inc. (Banks)		21,352	664,261
Valley National Bancorp (Banks)		68,592	609,097
W.R. Berkley Corp. (Insurance)		19,965	1,475,613
Washington Federal, Inc. (Thrifts & Mortgage Finance)		16,862	450,384
Webster Financial Corp. (Banks)		19,087	940,798
Wintrust Financial Corp. (Banks)		11,669	775,872

			50,358,866

HEALTH CARE – 10.0%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	18,262	469,516
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	36,152	348,505
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	9,814	439,569
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	4,167	967,661
Bio-Techne Corp. (Life Sciences Tools & Svs.)		7,815	1,130,987
Cantel Medical Corp. (Health Care Equip. & Supplies)		7,511	559,194
Catalent, Inc. (Pharmaceuticals)	(a)	30,081	937,926
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	9,946	1,125,688
Chemed Corp. (Health Care Providers & Svs.)		3,313	938,507
Encompass Health Corp. (Health Care Providers & Svs.)		20,459	1,262,320
Exelixis, Inc. (Biotechnology)	(a)	61,867	1,216,924
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	15,730	680,794
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	10,695	1,070,035
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	11,232	669,989

89	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)			13,913	$1,231,996
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	3,434	788,549
Inogen, Inc. (Health Care Equip. & Supplies)	(a	)	3,652	453,469
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a	)	14,629	659,768
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,398	596,809
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	10,074	921,469
Mallinckrodt PLC (Pharmaceuticals)	(a	)	17,239	272,376
Masimo Corp. (Health Care Equip. & Supplies)	(a	)	10,089	1,083,256
Medidata Solutions, Inc. (Health Care Technology)	(a	)	12,662	853,672
MEDNAX, Inc. (Health Care Providers & Svs.)	(a	)	18,503	610,599
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	12,905	1,499,819
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	10,640	527,318
Patterson Cos., Inc. (Health Care Providers & Svs.)			17,093	336,048
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	12,101	1,112,808
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	10,706	330,601
STERIS PLC (Health Care Equip. & Supplies)			17,477	1,867,418
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	12,603	495,928
Teleflex, Inc. (Health Care Equip. & Supplies)			9,511	2,458,403
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	17,179	294,448
United Therapeutics Corp. (Biotechnology)	(a	)	9,019	982,169
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)			15,322	1,502,016

				30,696,554

INDUSTRIALS – 15.4%
Acuity Brands, Inc. (Electrical Equip.)			8,291	953,050
AECOM (Construction & Engineering)	(a	)	32,332	856,798
AGCO Corp. (Machinery)			13,607	757,502
ASGN, Inc. (Professional Svs.)	(a	)	10,859	591,816
Avis Budget Group, Inc. (Road & Rail)	(a	)	13,444	302,221
Brink’s Co. / The (Commercial Svs. & Supplies)			10,474	677,144
Carlisle Cos., Inc. (Industrial Conglomerates)			12,316	1,238,004
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a	)	10,539	520,100
Crane Co. (Machinery)			10,453	754,498
Curtiss-Wright Corp. (Aerospace & Defense)			9,056	924,799
Deluxe Corp. (Commercial Svs. & Supplies)			9,582	368,332
Donaldson Co., Inc. (Machinery)			26,466	1,148,360
Dun & Bradstreet Corp. / The (Professional Svs.)			7,684	1,096,814
Dycom Industries, Inc. (Construction & Engineering)	(a	)	6,476	349,963
EMCOR Group, Inc. (Construction & Engineering)			11,902	710,430
EnerSys (Electrical Equip.)			8,722	676,914
Esterline Technologies Corp. (Aerospace & Defense)	(a	)	5,497	667,611
GATX Corp. (Trading Companies & Distributors)			7,775	550,548
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a	)	12,074	893,717
Graco, Inc. (Machinery)			34,428	1,440,812
Granite Construction, Inc. (Construction & Engineering)			9,704	390,877
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)			15,271	613,589
Herman Miller, Inc. (Commercial Svs. & Supplies)			12,265	371,016
HNI Corp. (Commercial Svs. & Supplies)			9,068	321,279

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Hubbell, Inc. (Electrical Equip.)			11,313	$1,123,833
IDEX Corp. (Machinery)			15,868	2,003,494
Insperity, Inc. (Professional Svs.)			7,870	734,743
ITT, Inc. (Machinery)			18,128	875,039
JetBlue Airways Corp. (Airlines)	(a	)	63,069	1,012,888
KBR, Inc. (Construction & Engineering)			29,151	442,512
Kennametal, Inc. (Machinery)			16,989	565,394
Kirby Corp. (Marine)	(a	)	11,149	750,997
Knight-Swift Transportation Holdings, Inc. (Road & Rail)			26,005	651,945
Landstar System, Inc. (Road & Rail)			8,509	814,056
Lennox International, Inc. (Building Products)			7,499	1,641,231
Lincoln Electric Holdings, Inc. (Machinery)			13,326	1,050,755
ManpowerGroup, Inc. (Professional Svs.)			12,784	828,403
MasTec, Inc. (Construction & Engineering)	(a	)	13,187	534,865
MSA Safety, Inc. (Commercial Svs. & Supplies)			7,244	682,892
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			9,396	722,740
Nordson Corp. (Machinery)			10,825	1,291,964
NOW, Inc. (Trading Companies & Distributors)	(a	)	22,416	260,922
nVent Electric PLC (Electrical Equip.)			33,787	758,856
Old Dominion Freight Line, Inc. (Road & Rail)			13,527	1,670,449
Oshkosh Corp. (Machinery)			14,877	912,109
Pitney Bowes, Inc. (Commercial Svs. & Supplies)			38,767	229,113
Regal Beloit Corp. (Electrical Equip.)			8,928	625,406
Resideo Technologies, Inc. (Building Products)	(a	)	25,445	522,895
Ryder System, Inc. (Road & Rail)			10,986	528,976
Stericycle, Inc. (Commercial Svs. & Supplies)	(a	)	17,622	646,551
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	7,463	1,545,363
Terex Corp. (Machinery)			13,426	370,155
Timken Co. / The (Machinery)			14,299	533,639
Toro Co. / The (Machinery)			21,769	1,216,452
Trinity Industries, Inc. (Machinery)			30,274	623,342
Valmont Industries, Inc. (Construction & Engineering)			4,570	507,042
Wabtec Corp. (Machinery)			17,793	1,249,958
Watsco, Inc. (Trading Companies & Distributors)			6,646	924,724
Werner Enterprises, Inc. (Road & Rail)			9,130	269,700
Woodward, Inc. (Machinery)			11,506	854,781

				47,154,378

INFORMATION TECHNOLOGY – 15.3%
ACI Worldwide, Inc. (Software)	(a	)	24,000	664,080
ARRIS International PLC (Communications Equip.)	(a	)	33,818	1,033,816
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	18,024	1,242,755
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			23,017	830,914
Belden, Inc. (Electronic Equip., Instr. & Comp.) .			8,340	348,362
Blackbaud, Inc. (Software)			10,050	632,145
CACI International, Inc. Class A (IT Svs.)	(a	)	5,142	740,602
CDK Global, Inc. (Software)			26,636	1,275,332
Ciena Corp. (Communications Equip.)	(a	)	29,360	995,598
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	12,384	410,901
Cognex Corp. (Electronic Equip., Instr. & Comp.)			35,613	1,377,155
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,045	533,307
CommVault Systems, Inc. (Software)	(a	)	8,046	475,438
CoreLogic, Inc. (IT Svs.)	(a	)	16,670	557,111
Cree, Inc. (Semiconductors & Equip.)	(a	)	21,223	907,814
Cypress Semiconductor Corp. (Semiconductors & Equip.)			74,900	952,728
Fair Isaac Corp. (Software)	(a	)	5,988	1,119,756
First Solar, Inc. (Semiconductors & Equip.)	(a	)	15,616	662,977

90	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a	)	26,691	$1,292,645
InterDigital, Inc. (Communications Equip.)			7,003	465,209
j2 Global, Inc. (Software)			9,689	672,223
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			29,751	737,527
Leidos Holdings, Inc. (IT Svs.)			30,976	1,633,055
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			5,202	892,039
LiveRamp Holdings, Inc. (IT Svs.)	(a	)	14,067	543,408
LogMeIn, Inc. (Software)			10,587	863,581
Lumentum Holdings, Inc. (Communications Equip.)	(a	)	15,239	640,190
Manhattan Associates, Inc. (Software)	(a	)	13,529	573,224
MAXIMUS, Inc. (IT Svs.)			13,271	863,809
MKS Instruments, Inc. (Semiconductors & Equip.)			11,172	721,823
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			8,075	938,719
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			23,281	1,056,492
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a	)	24,458	564,491
NetScout Systems, Inc. (Communications Equip.)	(a	)	14,471	341,950
Perspecta, Inc. (IT Svs.)			29,268	503,995
Plantronics, Inc. (Communications Equip.)			6,836	226,272
PTC, Inc. (Software)	(a	)	22,092	1,831,427
Sabre Corp. (IT Svs.)			56,944	1,232,268
Science Applications International Corp. (IT Svs.)			8,803	560,751
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	8,930	703,773
Synaptics, Inc. (Semiconductors & Equip.)	(a	)	7,164	266,572
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)			8,575	693,203
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a	)	7,722	631,737
Teradata Corp. (Software)	(a	)	24,459	938,247
Teradyne, Inc. (Semiconductors & Equip.)			37,058	1,162,880
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	51,946	1,709,543
Tyler Technologies, Inc. (Software)	(a	)	8,030	1,492,135
Ultimate Software Group, Inc. / The (Software)	(a	)	6,467	1,583,574
Universal Display Corp. (Semiconductors & Equip.)			8,772	820,796
Versum Materials, Inc. (Semiconductors & Equip.)			22,564	625,474
ViaSat, Inc. (Communications Equip.)	(a	)	11,602	683,938
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)			27,339	492,375
WEX, Inc. (IT Svs.)	(a	)	8,913	1,248,355
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	11,129	1,772,071

				46,740,562

MATERIALS – 6.6%
Allegheny Technologies, Inc. (Metals & Mining)	(a	)	26,008	566,194
AptarGroup, Inc. (Containers & Packaging)			12,998	1,222,722
Ashland Global Holdings, Inc. (Chemicals)			12,930	917,513
Bemis Co., Inc. (Containers & Packaging)			18,834	864,481
Cabot Corp. (Chemicals)			12,421	533,358
Carpenter Technology Corp. (Metals & Mining)			9,802	349,049
Chemours Co. / The (Chemicals)			35,401	999,016
Commercial Metals Co. (Metals & Mining)			24,341	389,943
Compass Minerals International, Inc. (Metals & Mining)			6,998	291,747
Domtar Corp. (Paper & Forest Products)			13,015	457,217
Eagle Materials, Inc. (Construction Materials)			9,702	592,113
Greif, Inc. Class A (Containers & Packaging)			5,354	198,687

Common Stocks (Continued)			Shares	Value
MATERIALS (continued)
Louisiana-Pacific Corp. (Paper & Forest Products)			29,213	$649,113
Minerals Technologies, Inc. (Chemicals)			7,286	374,063
NewMarket Corp. (Chemicals)			1,840	758,246
Olin Corp. (Chemicals)			34,527	694,338
Owens-Illinois, Inc. (Containers & Packaging)	(a	)	32,819	565,799
PolyOne Corp. (Chemicals)			16,497	471,814
Reliance Steel & Aluminum Co. (Metals & Mining)			14,575	1,037,303
Royal Gold, Inc. (Metals & Mining)			13,556	1,161,071
RPM International, Inc. (Chemicals)			27,452	1,613,628
Scotts Miracle-Gro Co. / The (Chemicals)			8,124	499,301
Sensient Technologies Corp. (Chemicals)			8,747	488,520
Silgan Holdings, Inc. (Containers & Packaging)			16,014	378,251
Sonoco Products Co. (Containers & Packaging)			20,653	1,097,294
Steel Dynamics, Inc. (Metals & Mining)			47,472	1,426,059
United States Steel Corp. (Metals & Mining)			36,682	669,080
Valvoline, Inc. (Chemicals)			38,935	753,392
Worthington Industries, Inc. (Metals & Mining)			8,312	289,590

				20,308,902

REAL ESTATE – 9.7%
Alexander & Baldwin, Inc. (Equity REIT)	(a	)	13,990	257,136
American Campus Communities, Inc. (Equity REIT)			28,355	1,173,613
Camden Property Trust (Equity REIT)			19,263	1,696,107
CoreCivic, Inc. (Equity REIT)			24,557	437,851
CoreSite Realty Corp. (Equity REIT)			7,594	662,425
Corporate Office Properties Trust (Equity REIT)			22,500	473,175
Cousins Properties, Inc. (Equity REIT)			86,867	686,249
CyrusOne, Inc. (Equity REIT)			21,900	1,158,072
Douglas Emmett, Inc. (Equity REIT)			33,406	1,140,147
EPR Properties (Equity REIT)			15,383	984,974
First Industrial Realty Trust, Inc. (Equity REIT)			26,136	754,285
GEO Group, Inc. / The (Equity REIT)			25,202	496,479
Healthcare Realty Trust, Inc. (Equity REIT)			25,914	736,994
Highwoods Properties, Inc. (Equity REIT)			21,414	828,508
Hospitality Properties Trust (Equity REIT)			34,027	812,565
JBG SMITH Properties (Equity REIT)			22,519	783,886
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)			9,423	1,192,952
Kilroy Realty Corp. (Equity REIT)			20,847	1,310,859
Lamar Advertising Co. Class A (Equity REIT)			17,598	1,217,430
Liberty Property Trust (Equity REIT)			30,569	1,280,230
Life Storage, Inc. (Equity REIT)			9,643	896,703
Mack-Cali Realty Corp. (Equity REIT)			18,668	365,706
Medical Properties Trust, Inc. (Equity REIT)			75,518	1,214,329
National Retail Properties, Inc. (Equity REIT)			32,913	1,596,610
Omega Healthcare Investors, Inc. (Equity REIT)			41,508	1,459,006
Pebblebrook Hotel Trust (Equity REIT)			26,489	749,904
PotlatchDeltic Corp. (Equity REIT)			13,982	442,390
Rayonier, Inc. (Equity REIT)			26,790	741,815
Realogy Holdings Corp. (Real Estate Mgmt. & Development)			24,448	358,897
Sabra Health Care REIT, Inc. (Equity REIT)			36,890	607,947
Senior Housing Properties Trust (Equity REIT)			49,190	576,507
Tanger Factory Outlet Centers, Inc. (Equity REIT)			19,409	392,450
Taubman Centers, Inc. (Equity REIT)			12,635	574,766
Uniti Group, Inc. (Equity REIT)	(a	)	37,035	576,635
Urban Edge Properties (Equity REIT)			23,648	393,030
Weingarten Realty Investors (Equity REIT)			24,693	612,633

				29,643,265

UTILITIES – 5.6%
ALLETE, Inc. (Electric Utilities)			10,641	811,057
Aqua America, Inc. (Water Utilities)			36,821	1,258,910
Atmos Energy Corp. (Gas Utilities)			24,168	2,240,857
Black Hills Corp. (Multi-Utilities)			11,169	701,190

91	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)	Shares	Value
UTILITIES (continued)
Hawaiian Electric Industries, Inc. (Electric Utilities)	22,531	$825,085
IDACORP, Inc. (Electric Utilities)	10,428	970,430
MDU Resources Group, Inc. (Multi-Utilities)	40,561	966,974
National Fuel Gas Co. (Gas Utilities)	17,788	910,390
New Jersey Resources Corp. (Gas Utilities)	18,314	836,400
NorthWestern Corp. (Multi-Utilities)	10,412	618,889
OGE Energy Corp. (Electric Utilities)	41,302	1,618,625
ONE Gas, Inc. (Gas Utilities)	10,869	865,173
PNM Resources, Inc. (Electric Utilities)	16,482	677,245
Southwest Gas Holdings, Inc. (Gas Utilities)	10,967	838,976
UGI Corp. (Gas Utilities)	35,959	1,918,413
Vectren Corp. (Multi-Utilities)	17,190	1,237,336

		17,295,950

Total Common Stocks (Cost $356,050,770)		$306,369,193

Money Market Funds – 0.0%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(b	)	87,501	$87,493

Total Money Market Funds (Cost $87,493)				$87,493

Total Investments – 99.9% (Cost $356,138,263)	(c	)		$306,456,686
Other Assets in Excess of Liabilities – 0.1%	(d	)		181,171

Net Assets – 100.0%				$306,637,857

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2018.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $16,400 of cash pledged as collateral for the futures contracts outstanding at December 31, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2018

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	2	March 15, 2019	$334,356	$332,440	$(1,916)	$90,927

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	ON Bristol Growth Portfolio (Unaudited)

Objective/Strategy

The ON Bristol Growth Portfolio (formerly the Bristol Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2018

Average Annual returns
One year	-14.88%
Five years	7.09%
Ten years	13.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.88% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Bristol Growth Portfolio returned -14.88% versus -1.51% for its benchmark, the Russell 1000 Growth Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection was the primary detractor. Specifically, stock selection in Consumer Discretionary and Health Care accounted for over half of the relative underperformance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included Amazon.com, Inc. (“Amazon”), Xilinx, Inc. (“Xilinx“) and The Boeing Co. (“Boeing”). Amazon had several significant accomplishments in 2018 – it successfully executed the launch of its new GO checkout-less store concept, re-accelerated growth in its public cloud computing business (Amazon Web Services), and significantly exceeded profit expectations, as investments in past years to optimize costs yielded positive results. Xilinx beat its revenue growth outlook significantly, due to earlier 5G wireless network buildouts, as well as a gain in market share from Intel Corp. for data-center acceleration opportunities. Despite well-known supplier issues, Boeing significantly exceeded its free cash flow outlook for the year. Additionally, the company made progress in executing its long-term growth strategy, via acquisitions and contract wins. (1)

Top detractors included Evoqua Water Technologies Corp. The company missed earnings twice. Initially, it was thought to be a one-time event, but the second miss was driven by significantly higher costs and a revenue shortfall. The company’s highly leveraged balance sheet was also a driver for underperformance. With Sage Therapeutics, Inc. (“Sage”), another top detractor, the Food and Drug Administration delayed its approval decision for Sage’s post-partum-depression drug to early 2019 in order to allow Sage to complete the development of a safety program for the drug. PVH Corp. missed profit expectations in its Calvin Klein division due to weaker demand for its new jeans and fashion designs. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

93	(continued)

Ohio National Fund, Inc.	ON Bristol Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	96.7
Master Limited Partnerships (4)	2.3
Other Net Assets	1.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	5.0
2.	Alphabet, Inc. Class C	4.9
3.	Amazon.com, Inc.	4.2
4.	Apple, Inc.	4.2
5.	Marvell Technology Group Ltd.	3.1
6.	Celgene Corp.	2.6
7.	Boeing Co. / The	2.5
8.	KLA-Tencor Corp.	2.5
9.	Applied Materials, Inc.	2.5
10.	Blackstone Group LP / The	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	23.8
Industrials	22.1
Consumer Discretionary	20.4
Communication Services	13.5
Health Care	8.6
Financials	6.1
Consumer Staples	2.5
Materials	2.0

99.0

94

Ohio National Fund, Inc.	ON Bristol Growth Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 96.7%		Shares	Value
COMMUNICATION SERVICES – 13.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	677	$707,438
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	4,139	4,286,390
AT&T, Inc. (Diversified Telecom. Svs.)		63,797	1,820,766
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	10,722	1,405,547
Lions Gate Entertainment Corp. Class A (Entertainment)		107,876	1,736,804
Walt Disney Co. / The (Entertainment)		17,140	1,879,401

			11,836,346

CONSUMER DISCRETIONARY – 20.4%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	13,208	1,810,421
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,464	3,700,854
General Motors Co. (Automobiles)		50,769	1,698,223
Lowe’s Cos., Inc. (Specialty Retail)		18,430	1,702,195
MGM Resorts International (Hotels, Restaurants & Leisure)		73,371	1,779,980
PVH Corp. (Textiles, Apparel & Luxury Goods)		18,006	1,673,658
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		19,913	1,947,292
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		51,286	1,730,902
Tiffany & Co. (Specialty Retail)		21,888	1,762,203

			17,805,728

CONSUMER STAPLES – 2.5%
PepsiCo, Inc. (Beverages)		16,120	1,780,938
Walmart, Inc. (Food & Staples Retailing)		4,721	439,761

			2,220,699

FINANCIALS – 3.8%
Citigroup, Inc. (Banks)		32,752	1,705,069
Goldman Sachs Group, Inc. / The (Capital Markets)		9,656	1,613,035

			3,318,104

HEALTH CARE – 8.6%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	40,756	1,471,292
Celgene Corp. (Biotechnology)	(a)	34,724	2,225,461
Sage Therapeutics, Inc. (Biotechnology)	(a)	19,427	1,860,912
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		8,671	1,940,483

			7,498,148

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 22.1%
AECOM (Construction & Engineering)	(a)	65,230	$1,728,595
Boeing Co. / The (Aerospace & Defense)		6,882	2,219,445
Caterpillar, Inc. (Machinery)		9,122	1,159,133
Deere & Co. (Machinery)		12,437	1,855,227
Delta Air Lines, Inc. (Airlines)		38,031	1,897,747
FedEx Corp. (Air Freight & Logistics)		11,185	1,804,476
Lockheed Martin Corp. (Aerospace & Defense)		6,538	1,711,910
Quanta Services, Inc. (Construction & Engineering)		57,000	1,715,700
Raytheon Co. (Aerospace & Defense)		10,898	1,671,208
Rockwell Automation, Inc. (Electrical Equip.)		11,895	1,789,960
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	31,734	1,810,107

			19,363,508

INFORMATION TECHNOLOGY – 23.8%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		23,151	3,651,839
Applied Materials, Inc. (Semiconductors & Equip.)		66,424	2,174,722
Broadcom, Inc. (Semiconductors & Equip.)		4,212	1,071,027
DXC Technology Co. (IT Svs.)		32,590	1,732,810
KLA-Tencor Corp. (Semiconductors & Equip.)		24,421	2,185,435
Marvell Technology Group Ltd. (Semiconductors & Equip.)		166,744	2,699,585
Microchip Technology, Inc. (Semiconductors & Equip.)		16,606	1,194,304
Microsoft Corp. (Software)		42,981	4,365,580
QUALCOMM, Inc. (Semiconductors & Equip.)		30,887	1,757,779

			20,833,081

MATERIALS – 2.0%
FMC Corp. (Chemicals)		23,530	1,740,279

Total Common Stocks (Cost $94,754,661)			$84,615,893

Master Limited Partnerships – 2.3%		Shares	Value
FINANCIALS – 2.3%
Blackstone Group LP / The (Capital Markets)		67,865	$2,023,056

Total Master Limited Partnerships (Cost $2,357,536)			$2,023,056

Total Investments – 99.0% (Cost $97,112,197)	(b)		$86,638,949
Other Assets in Excess of Liabilities – 1.0%			835,759

Net Assets – 100.0%			$87,474,708

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio (formerly the Risk Managed Balanced Portfolio) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2018

Average Annual returns
One year	-0.77%
Since inception (5/1/14)	5.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.02% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Risk Managed Balanced Portfolio returned -0.77% versus -4.38% for its benchmark, the S&P 500 Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.12% for the period.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio outperformed the S&P 500 Index during the year. Fixed income outperformed equities during the period, and the Portfolio’s allocation to fixed income securities was a large driver of the outperformance. For the first three quarters of the period, more than 60% of the Portfolio was invested in equity securities. We decreased the equity weighting during the fourth quarter to end December at approximately 57%. While we are still identifying and seeking to take advantage of equity opportunities, we have adjusted the Portfolio to be in line with our more neutral-to-cautious outlook on the equity markets. Our quarter-end allocation reflects our view that the return/risk trade-off in equities is nearly neutral, relative to fixed income. The equity allocation will continue to be dynamic based on market conditions and the investment opportunities our teams identify across asset classes.

Specific to the fixed income sleeve, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, our out-of-index allocation to high-yield corporate credit was the primary driver of underperformance, given dramatic spread widening in the asset class. We seek higher-quality high-yield names, with consistent free-cash-flow generation potential and management teams committed to paying down debt, but even those names were challenged late in the period. Our out-of-index exposure to bank loans further weighed on relative performance. Our allocation to mortgage-backed securities (“MBS”) contributed to the sleeve’s relative performance, as the asset class was one of the strongest-performing fixed income segments, with relatively better liquidity than corporate credit. Our significant reduction in investment-grade corporate credit throughout the year also proved beneficial, given the overall spread widening in the asset class.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. In the equity sleeve, stock selection in Information Technology, Industrials and Health Care aided returns relative to the S&P 500 Index. Stock selection in the Consumer Discretionary and Real Estate sectors detracted from relative performance. In terms of sector allocation, minimal exposure to the Energy sector proved beneficial, given the sector’s poor performance for the year. A zero weight in the relatively strong-performing Utilities sector detracted from relative results. (1)

In the fixed income sleeve, our holdings in pharmaceuticals and health care were among the largest relative contributors versus the Bloomberg Barclays U.S. Aggregate Bond Index. The sectors performed relatively well given their minimal exposure to trade disputes and slowing global growth. Overweight allocations to midstream energy and metals and mining detracted. The former was hampered by intra-period volatility in oil prices, including a severe sell-off near period end. U.S.-China trade relations and emerging weakness in the Chinese economy also generated concerns for commodities-related sectors. Overall, security selection had minimal impact on relative performance. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. For the calendar year 2018, this allocation ranged between 17.5% and 19.6%, and ended the year representing approximately 18.9% of the Portfolio. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the calendar year 2018, the Risk Management Component did not enhance the risk-adjusted return, as the Portfolio’s return was 1.1% lower than the Balanced Component. The net loss in the Risk Management Component was primarily attributable to losses on index-based options due to the time decay of premium value. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Largest Equity Contributors:

•

Mastercard, Inc. Class A (“Mastercard”) was one of the Portfolio’s top individual contributors to relative performance. Payments companies like Mastercard continue to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. (1)

96	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

•

CME Group, Inc. also performed well. The operator of financial exchanges benefited from market volatility and heightened volumes in interest rate and equity futures. CME Group, Inc. also continues to increase its number of customers and use cases, and its acquisition of electronic markets company NEX Group PLC, which closed in November, should eventually be accretive to earnings. (1)

Largest Fixed Income Contributor:

•

Our positioning in Anheuser-Busch was among leading relative contributors in the fixed income sleeve. We exited our position early in the year, as we grew uncomfortable with the return potential of the company’s recent merger and acquisition activity and had growing concerns around the issuer’s intent to increase leverage to compensate its shareholders. We were out of the name well ahead of the dramatic spread widening that followed Moody’s downgrade of the company’s credit rating in the fourth quarter. (1)

Largest Equity Detractors:

•

Altria Group, Inc. (“Altria”) was the leading relative detractor. The stock was impacted by weaker cigarette volumes and rising excise taxes in California early in the year and by the Food and Drug Administration’s comments that it would explore a potential ban on menthol cigarettes late in the period. We believe Altria’s recent deal with e-cigarette company JUUL Labs, Inc. will ultimately be accretive to earnings and allow it to connect with the best technology in the vaporizing industry. (1)

•

Synchrony Financial also detracted. We continue to favor the company for its private-label credit card business, where it has an estimated 40% market share. This business line, in our view, is quite stable given the preponderance of long-term contracts with clients.(1)

Largest Fixed Income Detractor:

•

Freeport-McMoRan, Inc. (“Freeport”) was one of the leading corporate credit detractors. A drawn-out dispute surrounding the ownership structure of Freeport’s Grasberg mine in Indonesia weighed on the copper miner earlier in the period. Later, balance sheet improvement progress was overshadowed by fears of a slowdown in China coupled with trade war uncertainty, given that China consumes a significant portion of the world’s copper. We appreciate the value of Freeport’s assets and ultimately expect the miner to benefit from limited supply and growing demand for copper – an essential component of electric vehicles – as the electrification of vehicles accelerates. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?

A. The Risk Management Component detracted 1.1% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments. This was driven mainly by losses on index-based options due to the time decay of premium value, as discussed above. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

97	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Common Stocks (4)	45.5
U.S. Treasury Obligations	14.1
Corporate Bonds (4)	8.8
U.S. Government Agency Mortgage-Backed Securities	7.8
Purchased Options	7.3
Asset-Backed / Mortgage-Backed Securities (4)	3.7
Bank Loans (4)	0.9
Master Limited Partnerships (4)	0.4
Preferred Securities (4)	0.2
Money Market Funds Less Net Liabilities	11.3

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	2.7
2.	U.S. Treasury Note 3.125%, 11/15/2028	2.6
3.	Mastercard, Inc. Class A	2.0
4.	Alphabet, Inc. Class C	1.8
5.	Boeing Co. / The	1.7
6.	U.S. Treasury Note 2.875%, 10/31/2020	1.6
7.	McDonald’s Corp.	1.5
8.	U.S. Bancorp	1.4
9.	Altria Group, Inc.	1.3
10.	U.S. Treasury Note 2.875%, 10/31/2023	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities, Master Limited Partnerships, Bank Loans):

% of Net Assets
Information Technology	11.4
Financials	11.0
Health Care	6.9
Industrials	6.7
Consumer Discretionary	6.4
Consumer Staples	5.6
Communication Services	4.4
Energy	2.5
Materials	2.4
Real Estate	1.7
Utilities	0.5

59.5

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2018

Common Stocks – 45.5%			Shares	Value
COMMUNICATION SERVICES – 3.1%
Activision Blizzard, Inc. (Entertainment)			11,900	$554,183
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	5,935	6,146,345
Comcast Corp. Class A (Media)			105,134	3,579,813
Madison Square Garden Co. / The Class A (Entertainment)	(a	)	1,438	384,953

				10,665,294

CONSUMER DISCRETIONARY – 5.5%
General Motors Co. (Automobiles)			66,724	2,231,918
Hasbro, Inc. (Leisure Products)			15,455	1,255,719
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			21,776	1,563,517
Home Depot, Inc. / The (Specialty Retail)			25,374	4,359,760
McDonald’s Corp. (Hotels, Restaurants & Leisure)			30,197	5,362,081
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			37,321	2,766,979
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	17,934	760,222
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)			16,244	903,654

				19,203,850

CONSUMER STAPLES – 5.3%
Altria Group, Inc. (Tobacco)			94,318	4,658,366
Clorox Co. / The (Household Products)			7,169	1,105,030
Costco Wholesale Corp. (Food & Staples Retailing)			21,581	4,396,266
Estee Lauder Cos., Inc. / The Class A (Personal Products)			14,875	1,935,237
Hershey Co. / The (Food Products)			13,704	1,468,795
Kroger Co. / The (Food & Staples Retailing)			71,947	1,978,542
Sysco Corp. (Food & Staples Retailing)			44,906	2,813,810

				18,356,046

ENERGY – 1.2%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)			38,744	1,698,537
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)			87,209	2,439,236

				4,137,773

FINANCIALS – 5.3%
American Express Co. (Consumer Finance)			15,925	1,517,971
Bank of America Corp. (Banks)			67,627	1,666,329
CME Group, Inc. (Capital Markets)			17,210	3,237,545
Morgan Stanley (Capital Markets)			28,830	1,143,109
Progressive Corp. / The (Insurance)			25,541	1,540,889
Synchrony Financial (Consumer Finance)			85,273	2,000,505
TD Ameritrade Holding Corp. (Capital Markets)			52,223	2,556,838
U.S. Bancorp (Banks)			107,173	4,897,806

				18,560,992

HEALTH CARE – 6.0%
Abbott Laboratories (Health Care Equip. & Supplies)			42,040	3,040,753
AbbVie, Inc. (Biotechnology)			27,337	2,520,198
Allergan PLC (Pharmaceuticals)			11,524	1,540,298
Bristol-Myers Squibb Co. (Pharmaceuticals)			20,445	1,062,731
Eli Lilly & Co. (Pharmaceuticals)			28,986	3,354,260
Medtronic PLC (Health Care Equip. & Supplies)			26,558	2,415,716
Merck & Co., Inc. (Pharmaceuticals)			59,178	4,521,791
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			9,375	2,335,500

				20,791,247

INDUSTRIALS – 6.0%
Boeing Co. / The (Aerospace & Defense)			17,926	5,781,135
CSX Corp. (Road & Rail)			59,289	3,683,625
Deere & Co. (Machinery)			11,004	1,641,467
Delta Air Lines, Inc. (Airlines)			27,353	1,364,915
General Dynamics Corp. (Aerospace & Defense)			24,208	3,805,739
Honeywell International, Inc. (Industrial Conglomerates)			9,864	1,303,232
Parker-Hannifin Corp. (Machinery)			5,577	831,754
Stanley Black & Decker, Inc. (Machinery)			9,202	1,101,847
United Parcel Service, Inc. Class B (Air Freight & Logistics)			14,449	1,409,211

				20,922,925

INFORMATION TECHNOLOGY – 10.7%
Accenture PLC Class A (IT Svs.)			21,764	3,068,942
Adobe Systems, Inc. (Software)	(a	)	15,335	3,469,390
Apple, Inc. (Tech. Hardware, Storage & Periph.)			28,660	4,520,828

99	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Corning, Inc. (Electronic Equip., Instr. & Comp.)		47,800	$1,444,038
Intel Corp. (Semiconductors & Equip.)		74,976	3,518,624
Lam Research Corp. (Semiconductors & Equip.)		12,193	1,660,321
Mastercard, Inc. Class A (IT Svs.)		36,427	6,871,954
Microsoft Corp. (Software)		91,560	9,299,749
NVIDIA Corp. (Semiconductors & Equip.)		3,315	442,552
salesforce.com, Inc. (Software)	(a)	6,173	845,516
Texas Instruments, Inc. (Semiconductors & Equip.)		21,937	2,073,046

			37,214,960

MATERIALS – 1.1%
LyondellBasell Industries N.V. Class A (Chemicals)		45,516	3,785,110

REAL ESTATE – 1.3%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	37,315	1,494,093
Crown Castle International Corp. (Equity REIT)		13,608	1,478,237
MGM Growth Properties LLC Class A (Equity REIT)		26,869	709,610
Outfront Media, Inc. (Equity REIT)		37,214	674,318

			4,356,258

Total Common Stocks (Cost $135,182,183)			$157,994,455

U.S. Treasury Obligations – 14.1%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			2.750%	09/30/2020	$1,904,000	$1,910,871
U.S. Treasury Note			2.875%	10/31/2020	5,472,000	5,505,299
U.S. Treasury Note			2.875%	10/15/2021	833,000	841,712
U.S. Treasury Note			2.750%	05/31/2023	3,826,000	3,867,710
U.S. Treasury Note			2.875%	09/30/2023	3,107,000	3,157,370
U.S. Treasury Note			2.875%	10/31/2023	4,469,000	4,543,145
U.S. Treasury Note			2.875%	11/30/2023	587,000	597,191
U.S. Treasury Note	(b	)	2.250%	11/15/2024	1,865,000	1,833,022
U.S. Treasury Note			2.875%	11/30/2025	2,000	2,037
U.S. Treasury Note			2.875%	08/15/2028	3,787,000	3,848,256
U.S. Treasury Note			3.125%	11/15/2028	8,876,000	9,212,884
U.S. Treasury Note			2.250%	08/15/2046	384,000	328,808
U.S. Treasury Note			2.750%	08/15/2047	46,000	43,644
U.S. Treasury Note			2.750%	11/15/2047	3,629,000	3,439,942
U.S. Treasury Note			3.000%	02/15/2048	1,694,000	1,687,880
U.S. Treasury Note			3.125%	05/15/2048	558,000	569,574
U.S. Treasury Note			3.000%	08/15/2048	3,291,000	3,281,107
U.S. Treasury Note			3.375%	11/15/2048	4,076,000	4,366,082

Total U.S. Treasury Obligations (Cost $48,061,121)						$49,036,534

Corporate Bonds – 8.8%			Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 1.2%
AT&T, Inc. (Diversified Telecom. Svs.)			5.250%	03/01/2037	$74,000	$72,745
AT&T, Inc. (Diversified Telecom. Svs.)			4.750%	05/15/2046	208,000	185,124
AT&T, Inc. (Diversified Telecom. Svs.)			5.150%	11/15/2046	165,000	153,525
AT&T, Inc. (Diversified Telecom. Svs.)			4.500%	03/09/2048	199,000	171,573
BellSouth LLC (Diversified Telecom. Svs.)	(c	)	4.333%	04/26/2019	564,000	565,771
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)			5.250%	03/15/2021	173,000	173,108
Comcast Corp. (Media)			3.150%	03/01/2026	146,000	139,764
Comcast Corp. (Media)			4.150%	10/15/2028	121,000	122,943
Comcast Corp. (Media)			4.250%	10/15/2030	189,000	191,273
Comcast Corp. (Media)			4.600%	10/15/2038	153,000	154,670
Comcast Corp. (Media)			4.950%	10/15/2058	158,000	160,879
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)			6.375%	03/01/2025	370,000	374,610
UBM PLC (Media)	(c	)	5.750%	11/03/2020	108,000	110,585
Unitymedia GmbH (Media)	(c	)	6.125%	01/15/2025	321,000	322,573
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(c	)	5.000%	01/15/2025	200,000	195,400
Verizon Communications, Inc. (Diversified Telecom. Svs.)			2.625%	08/15/2026	346,000	313,861
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.329%	09/21/2028	347,000	348,641
Viacom, Inc. (Entertainment)			5.850%	09/01/2043	291,000	284,747
Warner Media LLC (Entertainment)			3.600%	07/15/2025	170,000	161,083

						4,202,875

CONSUMER DISCRETIONARY – 0.5%
D.R. Horton, Inc. (Household Durables)			3.750%	03/01/2019	231,000	230,981
Ford Motor Co. (Automobiles)			4.346%	12/08/2026	183,000	163,354

100	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
General Motors Co. (Automobiles)			5.000%	10/01/2028	$235,000	$222,799
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)			4.625%	04/01/2025	25,000	23,688
MDC Holdings, Inc. (Household Durables)			5.500%	01/15/2024	53,000	50,880
MGM Resorts International (Hotels, Restaurants & Leisure)			6.750%	10/01/2020	303,000	311,332
MGM Resorts International (Hotels, Restaurants & Leisure)			6.625%	12/15/2021	123,000	126,075
MGM Resorts International (Hotels, Restaurants & Leisure)			7.750%	03/15/2022	44,000	46,805
MGM Resorts International (Hotels, Restaurants & Leisure)			6.000%	03/15/2023	22,000	22,110
Toll Brothers Finance Corp. (Household Durables)			5.875%	02/15/2022	144,000	144,720
Toll Brothers Finance Corp. (Household Durables)			4.375%	04/15/2023	63,000	59,062
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			5.400%	04/01/2024	108,000	102,870
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			6.350%	10/01/2025	32,000	31,040

						1,535,716

CONSUMER STAPLES – 0.3%
Campbell Soup Co. (Food Products)			3.950%	03/15/2025	148,000	141,852
Campbell Soup Co. (Food Products)			4.150%	03/15/2028	221,000	205,869
Campbell Soup Co. (Food Products)			4.800%	03/15/2048	516,000	437,595
Reckson Operating Partnership LP (Household Products)			7.750%	03/15/2020	237,000	247,966
Sysco Corp. (Food & Staples Retailing)			2.500%	07/15/2021	73,000	71,521

						1,104,803

ENERGY – 1.3%
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)			5.125%	06/30/2027	200,000	188,810
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(c	)	5.625%	10/01/2026	300,000	280,500
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			5.000%	09/15/2022	357,000	354,449
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			4.500%	04/15/2023	295,000	290,315
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)			5.875%	10/15/2025	91,000	98,635
Energy Transfer LP (Oil, Gas & Consumable Fuels)			4.250%	03/15/2023	146,000	140,525
Energy Transfer LP (Oil, Gas & Consumable Fuels)			5.875%	01/15/2024	127,000	129,652
Energy Transfer LP (Oil, Gas & Consumable Fuels)			5.500%	06/01/2027	98,000	95,550
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	93,000	91,175
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)			6.125%	12/15/2045	77,000	75,390
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)			6.000%	06/15/2048	344,000	335,393
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.150%	06/01/2025	278,000	250,735
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.850%	07/15/2026	355,000	320,281
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.750%	07/15/2023	24,000	23,888
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.000%	08/01/2024	80,000	76,537
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)			5.500%	07/15/2028	346,000	339,066
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			5.000%	10/01/2021	304,000	312,561
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			4.300%	03/01/2028	24,000	23,562
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.550%	06/01/2045	66,000	65,444
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.200%	03/01/2048	44,000	42,112
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(c	)	5.750%	01/15/2020	47,000	47,818
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(c	)	4.375%	08/15/2022	248,000	243,040
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(c	)	4.875%	08/15/2027	73,000	68,803
NuStar Logistics LP (Oil, Gas & Consumable Fuels)			5.625%	04/28/2027	147,000	137,078
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)			4.650%	10/15/2025	322,000	316,811
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)			4.500%	12/15/2026	94,000	90,587

						4,438,717

FINANCIALS – 1.5%
Bank of America Corp. (Banks)			2.503%	10/21/2022	849,000	817,398
CBOE Global Markets, Inc. (Capital Markets)			3.650%	01/12/2027	267,000	260,004
Charles Schwab Corp. / The (Capital Markets)			QL + 32	05/21/2021	167,000	166,302
Charles Schwab Corp. / The (Capital Markets)			3.250%	05/21/2021	88,000	88,426
Citibank NA (Banks)			QL + 32	05/01/2020	801,000	798,230
Citizens Financial Group, Inc. (Banks)			3.750%	07/01/2024	47,000	45,757
Citizens Financial Group, Inc. (Banks)			4.350%	08/01/2025	41,000	40,275
Citizens Financial Group, Inc. (Banks)			4.300%	12/03/2025	344,000	339,649
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	263,000	255,137
E*TRADE Financial Corp. (Capital Markets)			3.800%	08/24/2027	289,000	272,998
E*TRADE Financial Corp. (Capital Markets)			4.500%	06/20/2028	109,000	107,476
First Republic Bank (Banks)			4.625%	02/13/2047	100,000	96,443
Ford Motor Credit Co. LLC (Consumer Finance)			3.815%	11/02/2027	469,000	395,924
General Motors Financial Co., Inc. (Consumer Finance)			4.350%	01/17/2027	107,000	98,538
JPMorgan Chase & Co. (Banks)			2.295%	08/15/2021	292,000	284,876
JPMorgan Chase Bank NA (Banks)			QL + 34	04/26/2021	287,000	284,338
JPMorgan Chase Bank NA (Rate is fixed until 04/26/2020, at which point, the rate becomes QL + 35) (Banks)	(d	)	3.086%	04/26/2021	251,000	249,951
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	165,000	155,646

101	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
NextEra Energy Operating Partners LP (Insurance)	(c	)	4.250%	09/15/2024	$37,000	$34,225
Raymond James Financial, Inc. (Capital Markets)			3.625%	09/15/2026	132,000	124,458
Raymond James Financial, Inc. (Capital Markets)			4.950%	07/15/2046	236,000	227,032
SVB Financial Group (Banks)			5.375%	09/15/2020	139,000	143,359

						5,286,442

HEALTH CARE – 0.9%
Aetna, Inc. (Health Care Providers & Svs.)			2.800%	06/15/2023	127,000	120,771
Becton Dickinson and Co. (Health Care Equip. & Supplies)			2.894%	06/06/2022	133,000	128,807
Centene Corp. (Health Care Providers & Svs.)			4.750%	05/15/2022	15,000	14,813
Centene Corp. (Health Care Providers & Svs.)			6.125%	02/15/2024	171,000	175,061
Centene Corp. (Health Care Providers & Svs.)			4.750%	01/15/2025	166,000	158,530
Centene Corp. (Health Care Providers & Svs.)	(c	)	5.375%	06/01/2026	428,000	416,230
Cigna Corp. (Health Care Providers & Svs.)	(c	)	3.400%	09/17/2021	47,000	46,891
Cigna Corp. (Health Care Providers & Svs.)	(c	)	3.750%	07/15/2023	189,000	188,359
Cigna Corp. (Health Care Providers & Svs.)	(c	)	4.375%	10/15/2028	91,000	91,563
CVS Health Corp. (Health Care Providers & Svs.)			4.750%	12/01/2022	120,000	123,806
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	332,000	329,086
CVS Health Corp. (Health Care Providers & Svs.)			4.300%	03/25/2028	172,000	168,420
CVS Health Corp. (Health Care Providers & Svs.)			5.050%	03/25/2048	163,000	158,746
Elanco Animal Health, Inc. (Pharmaceuticals)	(c	)	3.912%	08/27/2021	44,000	44,272
Elanco Animal Health, Inc. (Pharmaceuticals)	(c	)	4.272%	08/28/2023	112,000	111,898
Elanco Animal Health, Inc. (Pharmaceuticals)	(c	)	4.900%	08/28/2028	104,000	105,890
HCA, Inc. (Health Care Providers & Svs.)			5.625%	09/01/2028	216,000	208,440
Teva Pharmaceutical Finance Co. BV (Pharmaceuticals)			2.950%	12/18/2022	25,000	22,108
Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals)			2.800%	07/21/2023	146,000	125,734
WellCare Health Plans, Inc. (Health Care Providers & Svs.)			5.250%	04/01/2025	130,000	125,125
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(c	)	5.375%	08/15/2026	197,000	190,105

						3,054,655

INDUSTRIALS – 0.6%
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(c	)	5.000%	11/15/2025	429,000	435,843
IHS Markit Ltd. (Professional Svs.)	(c	)	5.000%	11/01/2022	26,000	26,260
IHS Markit Ltd. (Professional Svs.)	(c	)	4.750%	02/15/2025	215,000	211,506
Masonite International Corp. (Building Products)	(c	)	5.625%	03/15/2023	66,000	64,020
Northrop Grumman Corp. (Aerospace & Defense)			2.550%	10/15/2022	285,000	276,038
Owens Corning (Building Products)			4.200%	12/01/2024	115,000	114,077
United Technologies Corp. (Aerospace & Defense)			3.950%	08/16/2025	130,000	129,051
Verisk Analytics, Inc. (Professional Svs.)			4.875%	01/15/2019	82,000	82,029
Verisk Analytics, Inc. (Professional Svs.)			5.800%	05/01/2021	211,000	221,806
Verisk Analytics, Inc. (Professional Svs.)			4.125%	09/12/2022	184,000	186,382
Verisk Analytics, Inc. (Professional Svs.)			5.500%	06/15/2045	222,000	224,993
Wabtec Corp. (Machinery)			4.150%	03/15/2024	77,000	74,404
Wabtec Corp. (Machinery)			4.700%	09/15/2028	153,000	143,578

						2,189,987

INFORMATION TECHNOLOGY – 0.7%
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)			3.125%	01/15/2025	224,000	202,304
Dell International LLC / EMC Corp. (Computers & Peripherals)	(c	)	6.020%	06/15/2026	569,000	571,831
Marvell Technology Group Ltd. (Semiconductors & Equip.)			4.200%	06/22/2023	108,000	107,681
Marvell Technology Group Ltd. (Semiconductors & Equip.)			4.875%	06/22/2028	123,000	119,909
Total System Services, Inc. (IT Svs.)			3.800%	04/01/2021	134,000	133,969
Total System Services, Inc. (IT Svs.)			4.800%	04/01/2026	369,000	372,042
Trimble, Inc. (Electronic Equip., Instr. & Comp.)			4.750%	12/01/2024	270,000	272,212
Trimble, Inc. (Electronic Equip., Instr. & Comp.)			4.900%	06/15/2028	589,000	580,283

						2,360,231

MATERIALS – 1.1%
Anglo American Capital PLC (Metals & Mining)	(c	)	4.125%	09/27/2022	450,000	443,480
Ball Corp. (Containers & Packaging)			4.375%	12/15/2020	227,000	227,851
CF Industries, Inc. (Chemicals)	(c	)	4.500%	12/01/2026	116,000	113,427
CF Industries, Inc. (Chemicals)			5.375%	03/15/2044	127,000	102,870
Freeport-McMoRan, Inc. (Metals & Mining)			3.100%	03/15/2020	76,000	74,290
Freeport-McMoRan, Inc. (Metals & Mining)			3.550%	03/01/2022	295,000	279,144
Freeport-McMoRan, Inc. (Metals & Mining)			3.875%	03/15/2023	341,000	315,425
Freeport-McMoRan, Inc. (Metals & Mining)			4.550%	11/14/2024	276,000	254,610
Freeport-McMoRan, Inc. (Metals & Mining)			5.450%	03/15/2043	267,000	203,254
Georgia-Pacific LLC (Paper & Forest Products)	(c	)	3.163%	11/15/2021	99,000	98,101
Georgia-Pacific LLC (Paper & Forest Products)	(c	)	3.600%	03/01/2025	386,000	385,260
Reliance Steel & Aluminum Co. (Metals & Mining)			4.500%	04/15/2023	116,000	117,208

102	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Steel Dynamics, Inc. (Metals & Mining)			4.125%	09/15/2025	$197,000	$ 180,994
Syngenta Finance N.V. (Chemicals)	(c	)	3.698%	04/24/2020	200,000	198,523
Syngenta Finance N.V. (Chemicals)	(c	)	3.933%	04/23/2021	200,000	197,260
Syngenta Finance N.V. (Chemicals)	(c	)	4.441%	04/24/2023	200,000	192,734
Syngenta Finance N.V. (Chemicals)	(c	)	4.892%	04/24/2025	200,000	189,189
Teck Resources Ltd. (Metals & Mining)	(c	)	8.500%	06/01/2024	190,000	203,537
Vulcan Materials Co. (Construction Materials)			4.500%	04/01/2025	18,000	17,888

						3,795,045

REAL ESTATE – 0.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)			2.750%	01/15/2020	152,000	150,796
Alexandria Real Estate Equities, Inc. (Equity REIT)			4.600%	04/01/2022	257,000	264,557
Crown Castle International Corp. (Equity REIT)			5.250%	01/15/2023	222,000	230,518
Crown Castle International Corp. (Equity REIT)			3.200%	09/01/2024	177,000	167,521
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)			4.400%	11/15/2022	197,000	198,988
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)			5.875%	04/01/2024	282,000	263,670
Senior Housing Properties Trust (Equity REIT)			6.750%	12/15/2021	61,000	63,916

						1,339,966

UTILITIES – 0.3%
Duke Energy Corp. (Electric Utilities)			1.800%	09/01/2021	96,000	91,883
Duke Energy Corp. (Electric Utilities)			2.400%	08/15/2022	116,000	111,439
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			7.250%	05/15/2026	273,000	284,261
PPL WEM Ltd. / Western Power Distribution Ltd. (Electric Utilities)	(c	)	5.375%	05/01/2021	203,000	209,604
Sempra Energy (Multi-Utilities)			QL + 50	01/15/2021	202,000	198,608
Southern Co. / The (Electric Utilities)			2.950%	07/01/2023	192,000	185,495

						1,081,290

Total Corporate Bonds (Cost $31,413,035)						$30,389,727

U.S. Government Agency Mortgage-Backed Securities – 7.8%			Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AB6548			3.500%	10/01/2042	$107,492	$ 108,293
Fannie Mae Pool FN AB8407			3.500%	02/01/2043	26,621	26,786
Fannie Mae Pool FN AL3083			3.500%	12/01/2042	250,291	251,851
Fannie Mae Pool FN AL5310			3.500%	04/01/2044	4,644	4,680
Fannie Mae Pool FN AL5439			3.500%	11/01/2043	25,412	25,570
Fannie Mae Pool FN AL5887			4.500%	10/01/2044	29,064	30,567
Fannie Mae Pool FN AL5942			5.000%	07/01/2044	159,609	170,862
Fannie Mae Pool FN AL6348			3.500%	02/01/2045	36,514	36,741
Fannie Mae Pool FN AL6535			3.500%	02/01/2045	6,687	6,729
Fannie Mae Pool FN AL6542			4.500%	03/01/2045	47,490	49,947
Fannie Mae Pool FN AL6620			4.500%	08/01/2042	296,915	311,533
Fannie Mae Pool FN AL6997			4.500%	11/01/2042	22,199	23,262
Fannie Mae Pool FN AL7381			4.500%	06/01/2045	121,441	126,997
Fannie Mae Pool FN AL8855			3.500%	07/01/2046	19,334	19,396
Fannie Mae Pool FN AR2624			3.500%	02/01/2043	42,509	42,774
Fannie Mae Pool FN AS7168			3.500%	05/01/2046	51,079	51,243
Fannie Mae Pool FN AS7587			3.500%	07/01/2046	216,490	217,376
Fannie Mae Pool FN AS7822			3.500%	08/01/2046	614,418	616,267
Fannie Mae Pool FN AS8510			4.500%	12/01/2046	75,065	78,228
Fannie Mae Pool FN AS9751			4.000%	05/01/2047	56,657	57,819
Fannie Mae Pool FN AT2957			3.000%	05/01/2043	31,964	31,428
Fannie Mae Pool FN AZ9203			3.000%	10/01/2045	78,040	76,183
Fannie Mae Pool FN BA2885			3.000%	10/01/2045	123,772	120,826
Fannie Mae Pool FN BA4752			3.000%	01/01/2046	16,735	16,347
Fannie Mae Pool FN BC1520			3.500%	08/01/2046	387,753	388,960
Fannie Mae Pool FN BC2468			3.000%	03/01/2046	348,839	340,600
Fannie Mae Pool FN BC2488			3.000%	03/01/2046	515,736	503,556
Fannie Mae Pool FN BC9077			3.500%	12/01/2046	25,646	25,719
Fannie Mae Pool FN BD0667			4.500%	06/01/2047	19,639	20,539
Fannie Mae Pool FN BD6435			4.000%	10/01/2046	9,090	9,306
Fannie Mae Pool FN BD8952			3.000%	11/01/2046	41,494	40,573
Fannie Mae Pool FN BD8980			3.000%	11/01/2046	40,022	39,133
Fannie Mae Pool FN BE0637			4.000%	07/01/2047	7,342	7,506
Fannie Mae Pool FN BE0640			4.500%	08/01/2047	17,989	18,813
Fannie Mae Pool FN BE2717			4.500%	07/01/2047	12,591	13,168
Fannie Mae Pool FN BE2732			4.000%	07/01/2047	26,240	26,826
Fannie Mae Pool FN BE2733			4.500%	07/01/2047	14,092	14,738
Fannie Mae Pool FN BE2774			4.000%	10/01/2047	57,769	59,058
Fannie Mae Pool FN BE2784			4.000%	11/01/2047	77,613	79,346

103	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BE2786	4.500%	11/01/2047	$69,428	$72,610
Fannie Mae Pool FN BF0130	3.500%	08/01/2056	367,195	366,252
Fannie Mae Pool FN BF0167	3.000%	02/01/2057	330,464	319,386
Fannie Mae Pool FN BF0168	3.500%	02/01/2057	520,169	518,834
Fannie Mae Pool FN BH1596	4.000%	01/01/2048	38,366	39,332
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	20,852	20,989
Fannie Mae Pool FN BH3305	4.500%	05/01/2047	29,301	30,733
Fannie Mae Pool FN BH3306	4.500%	05/01/2047	23,949	25,047
Fannie Mae Pool FN BH3307	4.500%	05/01/2047	24,122	25,228
Fannie Mae Pool FN BH3336	4.500%	05/01/2047	17,619	18,494
Fannie Mae Pool FN BH3337	4.500%	05/01/2047	14,206	14,897
Fannie Mae Pool FN BH3338	4.500%	05/01/2047	16,913	17,689
Fannie Mae Pool FN BH3540	4.000%	06/01/2047	6,896	7,038
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	79,019	79,114
Fannie Mae Pool FN BH4380	4.000%	06/01/2047	15,252	15,592
Fannie Mae Pool FN BH4639	4.500%	06/01/2047	10,443	10,944
Fannie Mae Pool FN BH4640	4.500%	05/01/2047	8,295	8,675
Fannie Mae Pool FN BH4667	4.500%	05/01/2047	5,453	5,715
Fannie Mae Pool FN BH4706	4.500%	05/01/2047	6,012	6,300
Fannie Mae Pool FN BH5672	4.000%	06/01/2047	15,170	15,482
Fannie Mae Pool FN BH5673	4.000%	07/01/2047	10,512	10,747
Fannie Mae Pool FN BH5725	4.000%	11/01/2047	90,091	91,887
Fannie Mae Pool FN BH6165	4.000%	07/01/2047	24,011	24,547
Fannie Mae Pool FN BH6168	4.000%	06/01/2047	29,901	30,568
Fannie Mae Pool FN BH6170	4.500%	07/01/2047	65,835	68,853
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	51,823	51,907
Fannie Mae Pool FN BH7029	4.000%	12/01/2047	176,340	179,854
Fannie Mae Pool FN BH7108	4.000%	01/01/2048	338,205	344,941
Fannie Mae Pool FN BH8168	4.000%	08/01/2047	27,834	28,456
Fannie Mae Pool FN BH8170	4.000%	08/01/2047	44,904	45,906
Fannie Mae Pool FN BH8171	4.500%	08/01/2047	88,921	92,996
Fannie Mae Pool FN BH8224	4.000%	08/01/2047	135,600	138,313
Fannie Mae Pool FN BH8655	4.000%	08/01/2047	12,116	12,357
Fannie Mae Pool FN BJ0241	4.000%	09/01/2047	11,755	12,017
Fannie Mae Pool FN BJ1588	4.000%	10/01/2047	26,482	27,073
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	131,725	132,154
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	24,165	24,208
Fannie Mae Pool FN BJ1735	4.000%	10/01/2047	52,593	53,767
Fannie Mae Pool FN BJ1747	4.000%	10/01/2047	32,250	32,970
Fannie Mae Pool FN BJ1758	4.000%	10/01/2047	50,641	51,771
Fannie Mae Pool FN BJ2553	3.500%	12/01/2047	159,758	159,852
Fannie Mae Pool FN BJ3260	4.500%	10/01/2047	6,603	6,906
Fannie Mae Pool FN BJ3265	4.000%	11/01/2047	24,039	24,576
Fannie Mae Pool FN BJ3443	4.000%	03/01/2048	33,406	34,247
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	97,663	98,039
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	34,321	34,412
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	327,275	334,929
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	559,520	572,271
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	17,867	17,985
Fannie Mae Pool FN BJ5796	4.500%	03/01/2048	114,695	120,322
Fannie Mae Pool FN BJ5834	4.500%	05/01/2048	60,983	63,881
Fannie Mae Pool FN BJ5844	4.500%	04/01/2048	88,258	92,684
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	136,932	140,139
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	57,756	57,978
Fannie Mae Pool FN BK3986	4.500%	05/01/2048	70,019	73,255
Fannie Mae Pool FN BK4039	4.500%	06/01/2048	67,932	70,899
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	360,467	367,647
Fannie Mae Pool FN BK5358	4.000%	05/01/2048	90,720	92,528
Fannie Mae Pool FN BK5378	4.000%	06/01/2048	142,240	145,073
Fannie Mae Pool FN BK8082	4.000%	08/01/2048	116,219	118,534
Fannie Mae Pool FN BK9368	4.000%	09/01/2048	131,468	134,086
Fannie Mae Pool FN BM3032	3.000%	02/01/2047	668,653	658,176
Fannie Mae Pool FN BM3144	4.000%	11/01/2047	149,319	152,530
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	10,883	10,954
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	201,976	211,595
Fannie Mae Pool FN BM3557	4.000%	09/01/2047	309,338	317,996
Fannie Mae Pool FN BM3878	4.000%	04/01/2048	71,104	72,905
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	262,805	256,935
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	188,202	189,057
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	305,130	306,286
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	39,400	39,640

104	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN CA0532	3.500%	10/01/2047	$311,307	$311,424
Fannie Mae Pool FN MA1363	3.000%	02/01/2043	8,655	8,510
Fannie Mae Pool FN MA1404	3.500%	04/01/2043	141,576	142,457
Fannie Mae Pool FN MA3384	4.000%	06/01/2048	318,030	324,365
Fannie Mae Pool FN MA3525	4.500%	11/01/2038	165,199	172,583
Freddie Mac Gold Pool FG C92007	4.500%	05/01/2038	249,982	260,755
Freddie Mac Gold Pool FG C92015	4.500%	07/01/2038	187,810	196,098
Freddie Mac Gold Pool FG C92020	4.500%	09/01/2038	123,736	129,196
Freddie Mac Gold Pool FG C92029	4.500%	11/01/2038	108,560	113,351
Freddie Mac Gold Pool FG G08622	3.000%	01/01/2045	62,220	60,987
Freddie Mac Gold Pool FG G08817	4.000%	06/01/2048	144,846	147,707
Freddie Mac Gold Pool FG G08831	4.000%	08/01/2048	2,100,919	2,142,320
Freddie Mac Gold Pool FG G08832	4.500%	08/01/2048	669,810	693,628
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	413,024	415,364
Freddie Mac Gold Pool FG G60726	3.500%	10/01/2046	513,549	515,106
Freddie Mac Gold Pool FG G60989	3.000%	12/01/2046	689,562	673,028
Freddie Mac Gold Pool FG G61315	3.500%	02/01/2047	327,791	328,752
Freddie Mac Gold Pool FG G61338	3.000%	08/01/2047	1,767,073	1,725,530
Freddie Mac Gold Pool FG G61392	3.500%	12/01/2044	50,984	51,360
Freddie Mac Gold Pool FG Q40332	4.000%	05/01/2046	65,818	67,417
Freddie Mac Gold Pool FG Q41917	3.500%	07/01/2046	82,631	82,762
Freddie Mac Gold Pool FG Q46411	4.000%	03/01/2047	22,752	23,253
Freddie Mac Gold Pool FG Q51328	3.500%	10/01/2047	246,994	247,065
Freddie Mac Gold Pool FG Q52419	3.500%	11/01/2047	110,473	110,599
Freddie Mac Gold Pool FG Q53205	3.500%	12/01/2047	77,854	78,119
Freddie Mac Gold Pool FG Q54450	3.500%	02/01/2048	32,637	32,709
Freddie Mac Gold Pool FG Q54453	3.500%	02/01/2048	32,532	32,568
Freddie Mac Gold Pool FG Q54780	3.500%	03/01/2048	79,934	79,936
Freddie Mac Gold Pool FG Q54952	4.000%	03/01/2048	88,753	90,808
Freddie Mac Gold Pool FG Q55522	4.000%	04/01/2048	132,955	135,570
Freddie Mac Gold Pool FG Q55628	4.000%	04/01/2048	144,084	147,333
Freddie Mac Gold Pool FG Q55894	4.000%	05/01/2048	64,049	65,312
Freddie Mac Gold Pool FG Q55913	4.000%	05/01/2048	384,144	391,753
Freddie Mac Gold Pool FG Q56524	4.000%	06/01/2048	103,361	105,400
Freddie Mac Gold Pool FG Q57835	4.000%	08/01/2048	450,793	462,093
Freddie Mac Gold Pool FG Q58012	4.500%	08/01/2048	109,950	113,893
Freddie Mac Gold Pool FG Q58159	5.000%	09/01/2048	27,218	28,519
Freddie Mac Gold Pool FG Q60519	4.500%	12/01/2048	140,000	146,144
Freddie Mac Gold Pool FG U91030	3.500%	02/01/2043	93,874	94,419
Freddie Mac Gold Pool FG U99096	4.500%	05/01/2044	123,616	129,574
Freddie Mac Gold Pool FG U99114	3.500%	02/01/2044	13,118	13,194
Freddie Mac Gold Pool FG V82645	3.000%	10/01/2046	340,616	332,453
Ginnie Mae I Pool GN 784059	4.000%	01/15/2045	269,991	278,424
Ginnie Mae I Pool GN 784182	4.500%	08/15/2046	445,401	466,417
Ginnie Mae I Pool GN BB4357	4.000%	07/15/2047	359,747	369,068
Ginnie Mae I Pool GN BC7161	4.000%	08/15/2047	76,631	78,613
Ginnie Mae I Pool GN BD7109	4.000%	11/15/2047	68,358	70,205
Ginnie Mae I Pool GN BD7135	4.000%	12/15/2047	91,002	93,465
Ginnie Mae II Pool G2 BB9817	4.000%	08/20/2047	32,576	33,575
Ginnie Mae II Pool G2 BH3672	4.500%	05/20/2048	46,850	49,036
Ginnie Mae II Pool G2 BH3673	4.500%	05/20/2048	196,205	205,362
Ginnie Mae II Pool G2 MA5332	5.000%	07/20/2048	542,738	565,125
Ginnie Mae II Pool G2 MA5468	5.000%	09/20/2048	395,364	412,414
Ginnie Mae II Pool G2 MA5652	4.500%	12/20/2048	306,000	317,300
Ginnie Mae II Pool G2 MA5653	5.000%	12/20/2048	670,205	699,491

Total U.S. Government Agency Mortgage-Backed Securities (Cost $27,430,879)				$27,201,415

Purchased Options – 7.3%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$3,760,275	December 2020	$2,600	15	$322,350
S&P 500 Index Call Option	2,506,850	December 2020	$2,700	10	170,000
S&P 500 Index Call Option	21,308,225	December 2020	$2,750	85	1,262,250
S&P 500 Index Call Option	17,547,950	December 2020	$2,800	70	920,500
S&P 500 Index Call Option	22,561,650	December 2020	$2,850	90	1,035,270
S&P 500 Index Call Option	8,773,975	December 2020	$2,900	35	348,250
S&P 500 Index Call Option	3,760,275	December 2020	$2,950	15	128,700
S&P 500 Index Call Option	5,013,700	December 2020	$3,000	20	146,100
S&P 500 Index Call Option	1,253,425	December 2020	$3,050	5	31,400
S&P 500 Index Put Option	3,760,275	December 2020	$2,600	15	424,650
S&P 500 Index Put Option	2,506,850	December 2020	$2,700	10	332,800

105	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Purchased Options (Continued)	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Put Option	$21,308,225	December 2020	$2,750	85	$3,061,700
S&P 500 Index Put Option	17,547,950	December 2020	$2,800	70	2,723,700
S&P 500 Index Put Option	22,561,650	December 2020	$2,850	90	3,871,350
S&P 500 Index Put Option	8,773,975	December 2020	$2,900	35	1,608,425
S&P 500 Index Put Option	3,760,275	December 2020	$2,950	15	728,400
S&P 500 Index Put Option	5,013,700	December 2020	$3,000	20	1,041,400
S&P 500 Index Put Option	1,253,425	December 2020	$3,050	5	278,650
SPDR S&P 500 ETF Trust Call Option	2,124,320	December 2020	$265	85	156,400
SPDR S&P 500 ETF Trust Call Option	3,748,800	December 2020	$270	150	250,800
SPDR S&P 500 ETF Trust Call Option	5,948,096	December 2020	$275	238	352,716
SPDR S&P 500 ETF Trust Call Option	2,599,168	December 2020	$280	104	141,024
SPDR S&P 500 ETF Trust Call Option	2,124,320	December 2020	$285	85	94,775
SPDR S&P 500 ETF Trust Call Option	4,123,680	December 2020	$290	165	152,130
SPDR S&P 500 ETF Trust Call Option	5,248,320	December 2020	$300	210	151,200
SPDR S&P 500 ETF Trust Call Option	2,649,152	December 2020	$305	106	69,854
SPDR S&P 500 ETF Trust Call Option	2,749,120	December 2020	$310	110	58,520
SPDR S&P 500 ETF Trust Put Option	2,124,320	December 2020	$265	85	273,105
SPDR S&P 500 ETF Trust Put Option	3,748,800	December 2020	$270	150	523,350
SPDR S&P 500 ETF Trust Put Option	5,948,096	December 2020	$275	238	847,518
SPDR S&P 500 ETF Trust Put Option	2,599,168	December 2020	$280	104	411,528
SPDR S&P 500 ETF Trust Put Option	2,124,320	December 2020	$285	85	372,980
SPDR S&P 500 ETF Trust Put Option	4,123,680	December 2020	$290	165	790,185
SPDR S&P 500 ETF Trust Put Option	5,248,320	December 2020	$300	210	1,144,500
SPDR S&P 500 ETF Trust Put Option	2,649,152	December 2020	$305	106	594,872
SPDR S&P 500 ETF Trust Put Option	2,749,120	December 2020	$310	110	688,600

Total Purchased Options (Cost $25,336,003)					$25,509,952

Asset-Backed / Mortgage-Backed Securities – 3.7%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.1%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(c	)	4.277%	09/05/2044	$196,513	$196,014

FINANCIALS – 3.6%
AmeriCredit Automobile Receivables Trust 2015-3 D			3.340%	08/08/2021	383,000	384,245
AmeriCredit Automobile Receivables Trust 2016-1 D			3.590%	02/08/2022	81,000	81,384
Angel Oak Mortgage Trust I LLC 2018-2 A1	(c	)	3.674%	07/27/2048	63,012	62,809
Arroyo Mortgage Trust 2018-1 A1	(c	)	3.763%	04/25/2048	97,830	97,601
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A	(c	)	3.534%	03/10/2037	169,000	166,036
BAMLL Commercial Mortgage Securities Trust 2018-DSNY A	(c	)	ML + 85	09/15/2034	264,000	262,689
BBCMS Mortgage Trust 2018-TALL A	(c	)	ML + 72	03/15/2037	845,000	830,128
BBCMS Trust 2015-SRCH A2	(c	)	4.197%	08/10/2035	210,000	212,649
Bean Creek CLO Ltd. 2015-1A AR	(c	)	QL + 102	04/20/2031	221,000	216,055
BHMS Mortgage Trust 2018-ATLS A	(c	)	ML + 125	07/15/2035	226,000	224,883
BX Commercial Mortgage Trust 2018-IND A	(c	)	ML + 75	11/15/2035	387,422	385,000
BXP Trust 2017-GM A	(c	)	3.379%	06/13/2039	96,000	93,748
Caesars Palace Las Vegas Trust 2017-VICI C	(c	)	4.138%	10/15/2034	135,000	135,645
Caesars Palace Las Vegas Trust 2017-VICI D	(c	)	4.354%	10/15/2034	145,000	145,146
Caesars Palace Las Vegas Trust 2017-VICI E	(c	)	4.354%	10/15/2034	191,000	186,603
Carlyle Global Market Strategies CLO 2016-1A A2R	(c	)	QL + 145	04/20/2027	250,000	243,580
Carlyle Global Market Strategies CLO 2018-1A A1	(c	)	QL + 102	04/20/2031	422,000	413,629
CIFC Funding 2013-4A A1RR	(c	)	QL + 106	04/27/2031	250,000	245,570
CIFC Funding 2018-2A A1	(c	)	QL + 104	04/20/2031	258,000	252,827
CSMLT 2015-2 A6	(c	)	3.500%	08/25/2045	116,731	115,690
Drive Auto Receivables Trust 2017-1 D			3.840%	03/15/2023	23,000	23,083
Drive Auto Receivables Trust 2017-AA D	(c	)	4.160%	05/15/2024	130,000	131,467
Dryden 41 Senior Loan Fund 2015-41A AR	(c	)	QL + 97	04/15/2031	250,000	244,423
Dryden 64 CLO Ltd. 2018-64A A	(c	)	QL + 97	04/18/2031	250,000	244,420
Exeter Automobile Receivables Trust 2018-2A C	(c	)	3.690%	03/15/2023	105,000	105,366
Fannie Mae Connecticut Avenue Securities 2014-C02 1M2			ML + 260	05/25/2024	114,271	119,713
Fannie Mae Connecticut Avenue Securities 2014-C03 1M2			ML + 300	07/25/2024	402,764	423,475
Fannie Mae REMICS FNR 2018-27 EA			3.000%	05/25/2048	317,069	311,794
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3			ML + 450	02/25/2024	338,000	378,964
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(c	)	3.621%	09/05/2032	44,000	43,088
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI C	(c	)	3.554%	10/05/2031	26,000	25,560
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI D	(c	)	4.009%	10/05/2031	40,000	39,190
J.P. Morgan Mortgage Trust 2018-8 A13	(c	)	4.000%	01/25/2049	69,473	68,775
LCM XIV LP 14A AR	(c	)	QL + 104	07/20/2031	250,000	245,194
LCM XVIII LP 18A A1R	(c	)	QL + 102	04/20/2031	389,000	384,791
loanDepot Station Place Agency Securitization Trust 2017-LD1 A	(c	)	ML + 80	11/25/2050	327,000	326,006

106	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
loanDepot Station Place Agency Securitization Trust 2017-LD1 B	(c)	ML + 100	11/25/2050	$65,000	$64,832
Magnetite VIII Ltd. 2014-8A AR2	(c)	QL + 98	04/15/2031	156,000	153,716
Magnetite XV Ltd. 2015-15A AR	(c)	QL + 101	07/25/2031	283,000	277,271
Mello Warehouse Securitization Trust 2018-W1 A	(c)	ML + 85	11/25/2051	500,000	499,854
New Residential Mortgage Loan Trust 2018-2A A1	(c)	4.500%	02/25/2058	110,087	112,191
Octagon Investment Partners 36 Ltd. 2018-1A A1	(c)	QL + 97	04/15/2031	142,000	139,231
Octagon Loan Funding Ltd. 2014-1A ARR	(c)	QL + 118	11/18/2031	334,000	331,969
OneMain Direct Auto Receivables Trust 2018-1A C	(c)	3.850%	10/14/2025	100,000	101,489
OneMain Direct Auto Receivables Trust 2018-1A D	(c)	4.400%	01/14/2028	100,000	102,054
Sequoia Mortgage Trust 2018-7 A4	(c)	4.000%	09/25/2048	96,162	97,143
Sequoia Mortgage Trust 2018-CH2 A12	(c)	4.000%	06/25/2048	238,455	240,239
Sequoia Mortgage Trust 2018-CH3 A11	(c)	4.000%	08/25/2048	123,021	124,011
Sounds Point CLO IV-R Ltd. 2013-3RA A	(c)	QL + 115	04/18/2031	250,000	246,251
Station Place Securitization Trust 2018-7 A	(c)	ML + 85	09/24/2019	460,000	460,000
Towd Point Mortgage Trust 2018-3 A1	(c)	3.750%	05/25/2058	93,690	93,595
Towd Point Mortgage Trust 2018-4 A1	(c)	3.000%	06/25/2058	156,520	152,104
Voya CLO 2015-2A BR	(c)	QL + 150	07/23/2027	250,000	248,384
Voya CLO 2018-1A A1	(c)	QL + 95	04/19/2031	427,000	420,124
Voya CLO 2018-2A A1	(c)	QL + 100	07/15/2031	361,028	356,625
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.141%	05/15/2046	15,192	15,282
Wells Fargo Mortgage Backed Securities 2018-1 A17	(c)	3.500%	07/25/2047	99,129	96,648
Westlake Automobile Receivables Trust 2018-1A D	(c)	3.410%	05/15/2023	16,000	15,886
WinWater Mortgage Loan Trust 2015-5 A5	(c)	3.500%	08/20/2045	352,370	350,488

					12,570,613

Total Asset-Backed / Mortgage-Backed Securities (Cost $12,893,216)					$12,766,627

Bank Loans – 0.9%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 0.1%
Mission Broadcasting, Inc. (Index Floor: 0.00%) (Media)		QL + 225	01/17/2024	$21,801	$20,591
Nexstar Broadcasting, Inc. (Index Floor: 0.00%) (Media)		QL + 225	01/17/2024	136,283	128,719
Zayo Group LLC (Index Floor: 1.00%) (Diversified Telecom. Svs.)		QL + 225	01/19/2024	119,000	113,688

					262,998

CONSUMER DISCRETIONARY – 0.3%
Aramark Services, Inc. (Index Floor: 0.00%) (Hotels, Restaurants & Leisure)		ML + 175	03/28/2024	118,628	114,736
Golden Nugget LLC (Index Floor: 0.75%) (Hotels, Restaurants & Leisure)		QL + 275	10/04/2023	185,605	178,180
Hilton Worldwide Finance LLC (Index Floor: 0.00%) (Hotels, Restaurants & Leisure)		QL + 175	10/25/2023	467,000	449,487
KFC Holding Co. (Index Floor: 0.00%) (Hotels, Restaurants & Leisure)		ML + 175	04/03/2025	423,777	412,920

					1,155,323

HEALTH CARE – 0.0%
Bausch Health Cos., Inc. (Index Floor: 0.00%) (Pharmaceuticals)		ML + 300	06/01/2025	11,696	11,147
IQVIA, Inc. (Index Floor: 0.75%) (Life Sciences Tools & Svs.)		QL + 200	03/07/2024	66,000	63,905

					75,052

INDUSTRIALS – 0.1%
HD Supply, Inc. (Index Floor: 0.00%) (Trading Companies & Distributors)		QL + 175	10/17/2023	154,000	147,455

INFORMATION TECHNOLOGY – 0.0%
CommScope, Inc. (Index Floor: 0.00%) (Communications Equip.)		ML + 200	12/29/2022	54,000	51,030

MATERIALS – 0.2%
Axalta Coating Systems U.S. Holdings, Inc. (Index Floor: 0.00%) (Chemicals)		QL + 175	06/01/2024	385,000	361,900
Reynolds Group Holdings, Inc. (Index Floor: 0.00%) (Containers & Packaging)		ML + 275	02/05/2023	153,284	145,620

					507,520

UTILITIES – 0.2%
NRG Energy, Inc. (Index Floor: 0.00%) (Ind. Power & Renewable Elec.)		QL + 175	06/30/2023	286,000	274,417
Vistra Operations Co. LLC (Index Floor: 0.00%) (Ind. Power & Renewable Elec.)		ML + 200	08/04/2023	502,594	483,466

					757,883

Total Bank Loans (Cost $3,093,784)					$2,957,261

107	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2018

Master Limited Partnerships – 0.4%			Shares	Value

FINANCIALS – 0.4%
Blackstone Group LP / The (Capital Markets)			51,045	$1,521,651

Total Master Limited Partnerships (Cost $1,204,795)				$1,521,651

Preferred Securities – 0.2%		Rate	Quantity	Value

FINANCIALS – 0.2%
Goldman Sachs Capital I (Capital Markets)		6.345%	497,000	$555,184

Total Preferred Securities (Cost $580,690)				$555,184

Money Market Funds – 11.4%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.50%	(f)		36,098,520	$36,094,910
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.27%	(f)		3,359,945	3,359,945

Total Money Market Funds (Cost $39,459,610)				$39,454,855

Total Investments – 100.1% (Cost $324,655,316)	(g)			$347,387,661
Liabilities in Excess of Other Assets – (0.1)%	(b)			(319,965)

Net Assets – 100.0%				$347,067,696

Percentages are stated as a percent of net assets.

Abbreviations:

CLO:	Collaterized Loan Obligation
ML:	Monthly U.S. LIBOR Rate, 2.503% at 12/31/2018
QL:	Quarterly U.S. LIBOR Rate, 2.808% at 12/31/2018

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully or partially pledged, in addition to $1,181,160 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2018. See also the following Schedule of Open Futures Contracts.

(c)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2018, the value of these securities totaled $17,633,185, or 5.1% of the Portfolio’s net assets.

(d)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2018.

(e)	100 shares per contract.
(f)	Rate represents the seven-day yield at December 31, 2018.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2018

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	401	March 15, 2019	$51,755,366	$50,229,260	$(1,526,106)	$369,023
10-Year U.S. Treasury Note - Long	1,408	March 20, 2019	167,721,756	171,798,000	4,076,244	550,007
U.S. Treasury Long Bond - Long	31	March 20, 2019	4,319,376	4,526,000	206,624	14,531

			$223,796,498	$226,553,260	$ 2,756,762	$933,561

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of December 31, 2018

Average Annual returns
One year	-3.04%
Since inception (3/1/17)	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.87% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Conservative Model Portfolio returned -3.04% versus -1.20% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2018, domestic equity markets generally provided negative returns. Foreign and emerging equity markets generally provided larger negative returns, after adjusting for currency translation. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks during the period. The Portfolio’s underweight to mid cap and small cap stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from performance vs. the benchmark. However, the performance of the underlying funds in the Portfolio vs. their respective benchmarks was the primary driver of underperformance during the year. (1)

Fixed income markets generally provided negative returns for the period. Long term interest rates increased, while the Federal Reserve continued to increase short term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate and high yield bonds generally underperformed other sectors of the bond market. The Portfolio’s exposure to short duration and inflation linked bonds benefited performance vs. the benchmark, while exposure to corporate and high yield bonds detracted from performance vs. the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds added to performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. On the fixed income side, the overweight allocation to low duration and inflation protected bonds aided performance vs. the benchmark, while the allocation to high yield and corporate bonds detracted from performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the PIMCO Low Duration Institutional fund, the PIMCO Total Return Institutional fund, and the Western Asset Core Plus Bond IS fund. The PIMCO Low Duration Institutional fund benefited from its shorter duration in a rising interest rate environment. The PIMCO Total Return Institutional fund benefited from its shorter duration and exposure to higher quality bonds, while the Western Asset Core Plus Bond IS fund benefited from its exposure to higher quality bonds. (1)

The three funds that detracted most from benchmark relative performance were the DFA International Core Equity Portfolio Institutional fund, the Templeton Foreign Class R6 fund, and the Ohio National Fund, Inc. – ON International Equity Portfolio. All of these funds are international equity funds, and international stocks underperformed domestic stocks in 2018. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The members of the asset allocation committee changed during the second half of 2018. Tara York, CFA joined the committee, while Todd Brockman and Dan Leming left the committee. There were no other significant changes during the year, although exposure to small and mid cap funds was increased near the end of the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

109	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Conservative Target Risk Index exposure is set at 20%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	22.3
2.	PIMCO Total Return Institutional	17.2
3.	PIMCO Real Return Institutional	15.1
4.	PIMCO Low Duration Institutional	11.1
5.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	10.7
6.	Ohio National Fund, Inc. - ON Bond Portfolio	7.0
7.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	6.9
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	2.9
9.	Ohio National Fund, Inc. - ON International Equity Portfolio	2.0
10.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2018

Open-End Mutual Funds – 66.6%			Shares	Value
DFA International Core Equity Portfolio Institutional			66,868	$782,362
PIMCO Low Duration Institutional			900,910	8,738,829
PIMCO Real Return Institutional			1,129,258	11,924,965
PIMCO Total Return Institutional			1,365,546	13,559,868
Western Asset Core Plus Bond IS			1,571,222	17,597,685

Total Open-End Mutual Funds				$52,603,709

Total Investments in Securities of Unaffiliated Issuers – 66.6% (Cost $54,103,542)	(a	)		$52,603,709
Total Investments in Affiliates – 33.4% (Cost $27,728,259) (see schedule below)	(a	)		26,426,249
Liabilities in Excess of Other Assets – 0.0%				(29,892)

Net Assets – 100.0%				$79,000,066

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2018

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2018	Value at December 31, 2018
Open-End Mutual Funds – 33.4%
Lazard International Equity Class R6	(a)	$1,992,490	$ 311,769	$2,316,853	$280,840	$(268,246)	$—	$—	—	$—
Ohio National Fund, Inc. - ON Bond Portfolio	(b)(c)	6,475,591	1,157,680	1,879,854	(49,011)	(146,659)	—	—	326,542	5,557,747
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(b)(c)	6,973,714	1,157,720	2,480,348	87,122	(267,282)	—	—	292,094	5,470,926
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(b)(c)	6,973,714	1,491,005	5,762,136	272,387	(667,151)	—	—	140,979	2,307,819
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(b)(c)	5,977,469	345,001	6,452,212	468,626	(338,884)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(b)(c)	—	2,183,902	365,408	(11,159)	(235,176)	—	—	120,288	1,572,159
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(b)(c)	—	886,368	27,418	(87)	(91,038)	—	—	24,857	767,825
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(b)(c)	6,475,592	7,387,897	5,057,771	790,377	(1,154,647)	—	—	300,300	8,441,448
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(b)(c)	—	1,749,181	46,591	130	(177,225)	—	—	98,674	1,525,495
Templeton Foreign Class R6	(a)	1,992,490	427,263	1,483,431	125,309	(278,801)	24,203	—	119,516	782,830

Total Open-End Mutual Funds					$1,964,534	$(3,625,109)	$24,203	$—		$26,426,249

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2018, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2018.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of December 31, 2018

Average Annual returns
One year	-5.61%
Since inception (3/1/17)	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.92% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Moderately Conservative Model Portfolio returned -5.61% versus –2.87% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2018, domestic equity markets generally provided negative returns. Foreign and emerging equity markets generally provided larger negative returns, after adjusting for currency. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks during the period. The Portfolio’s underweight to mid cap and small cap stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. However, the performance of the underlying funds in the Portfolio vs. their respective benchmarks was the primary driver of underperformance during the year. (1)

Fixed income markets generally provided negative returns for the period. Long term interest rates increased, while the Federal Reserve continued to increase short term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate and high yield bonds generally underperformed other sectors of the bond market. The Portfolio’s exposure to short duration and inflation linked bonds benefited performance vs. the benchmark, while exposure to corporate and high yield bonds detracted from relative performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also equity funds. The asset allocation to equity funds was slightly higher than the benchmark, which detracted slightly from performance vs. the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. On the fixed income side, the overweight allocation to low duration and inflation protected bonds aided performance vs. the benchmark, while the allocation to high yield and corporate bonds detracted from relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the PIMCO Low Duration Institutional fund, the PIMCO Total Return Institutional fund, and the Western Asset Core Plus Bond IS fund. The PIMCO Low Duration Institutional fund benefited from its shorter duration in a rising interest rate environment. The PIMCO Total Return Institutional fund benefited from its shorter duration and exposure to higher quality bonds, while the Western Asset Core Plus Bond IS fund benefited from its exposure to higher quality bonds. (1)

The three funds that detracted most from relative performance were the DFA International Core Equity Portfolio Institutional fund (“DFA International”), the Fidelity Advisor® Mid Cap II Class I fund (“Fidelity Mid Cap”), and the Templeton Foreign Class R6 fund (“Templeton Foreign”). DFA International and Templeton Foreign are international equity funds, which underperformed domestic stocks in 2018. Fidelity Mid Cap is comprised primarily of mid cap stocks, which also underperformed during the period. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The members of the asset allocation committee changed during the second half of 2018. Tara York, CFA joined the committee, while Todd Brockman and Dan Leming left the committee. There were no significant changes to the investment strategy or selection process during the period. There were asset allocation changes made during the year that increased exposure to equity index, growth and mid cap funds, and decreased exposure to value and balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

112	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	17.3
2.	PIMCO Total Return Institutional	13.3
3.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	11.7
4.	PIMCO Real Return Institutional	9.1
5.	PIMCO Low Duration Institutional	8.1
6.	Ohio National Fund, Inc. - ON Bond Portfolio	6.1
7.	Ohio National Fund, Inc. - ON International Equity Portfolio	6.1
8.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	6.0
9.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	4.9
10.	Ohio National Fund, Inc. - ON Equity Portfolio	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2018

Open-End Mutual Funds – 50.8%			Shares	Value
DFA International Core Equity Portfolio Institutional			405,756	$4,747,350
PIMCO Low Duration Institutional			1,984,434	19,249,012
PIMCO Real Return Institutional			2,052,172	21,670,932
PIMCO Total Return Institutional			3,163,323	31,411,798
Vanguard International Growth Fund Admiral Class			29,601	2,344,973
Western Asset Core Plus Bond IS			3,671,920	41,125,504

Total Open-End Mutual Funds				$120,549,569

Total Investments in Securities of Unaffiliated Issuers – 50.8% (Cost $125,037,930)	(a	)		$120,549,569
Total Investments in Affiliates – 49.2% (Cost $125,273,445) (see schedule below)	(a	)		116,743,027
Liabilities in Excess of Other Assets – 0.0%				(74,646)

Net Assets – 100.0%				$237,217,950

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2018

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2018	Value at December 31, 2018
Open-End Mutual Funds – 49.2%
Fidelity Advisor® Mid Cap II Class I	(a)	$6,513,631	$1,350,428	$2,179,756	$185,940	$(1,358,790)	$25,568	$426,783	269,501	$4,511,453
Fidelity Advisor® Real Estate I	(a)	6,513,631	891,793	4,764,401	(357,399)	(23,461)	71,756	80,937	116,204	2,260,163
Lazard International Equity Class R6	(b)	19,540,894	1,084,701	20,708,783	2,860,915	(2,777,727)	—	—	—	—
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(c)	17,912,486	2,008,066	4,945,738	(140,609)	(404,280)	—	—	847,822	14,429,925
Ohio National Fund, Inc. - ON Bristol Growth Portfolio	(a)(c)	6,513,631	897,996	7,365,380	1,007,434	(1,053,681)	—	—	—	—
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(c)	22,797,709	2,111,473	16,982,042	1,300,921	(2,371,969)	—	—	192,263	6,856,092
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(c)	19,540,894	1,495,091	6,287,152	215,370	(697,794)	—	—	761,688	14,266,409
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(c)	26,054,525	2,172,284	14,747,588	512,470	(2,333,482)	—	—	712,169	11,658,209
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(c)	19,540,894	9,431	19,962,794	1,550,079	(1,137,610)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(c)	—	19,165,446	2,458,746	(81,247)	(2,271,134)	—	—	1,098,265	14,354,319
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(c)	—	3,072,222	481,816	4,966	(279,496)	—	—	61,988	2,315,876
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(c)	—	3,066,024	529,112	17,452	(238,883)	—	—	110,419	2,315,481
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(c)	—	2,610,650	62,090	322	(284,315)	—	—	73,311	2,264,567
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(c)	—	6,126,095	964,869	27,209	(583,007)	—	—	277,435	4,605,428
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(c)	17,912,486	21,566,383	10,315,595	1,684,617	(3,105,218)	—	—	986,932	27,742,673
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(c)	—	8,139,155	317,971	(18,887)	(1,024,377)	—	—	438,416	6,777,920
Templeton Foreign Class R6	(b)	13,027,263	730,477	10,845,731	906,377	(1,433,874)	74,062	—	364,048	2,384,512

Total Open-End Mutual Funds					$9,675,930	$(21,379,098)	$171,386	$507,720		$116,743,027

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2018.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2018, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of December 31, 2018

Average Annual returns
One year	-7.77%
Since inception (3/1/17)	-0.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.11% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.99% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Balanced Model Portfolio returned -7.77% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2018, domestic equity markets generally provided negative returns. Foreign and emerging equity markets generally provided larger negative returns, after adjusting for currency translation. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks during the period. The Portfolio’s underweight to mid cap stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. However, the performance of the underlying funds in the Portfolio vs. their respective benchmarks was the primary driver of underperformance during the year. (1)

Fixed income markets generally provided negative returns for the period. Long term interest rates increased, while the Federal Reserve continued to increase short term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate and high yield bonds generally underperformed other sectors of the bond market. The Portfolio’s exposure to short duration and inflation linked bonds benefited performance vs. the benchmark, while exposure to corporate and high yield bonds detracted from relative performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised of fixed income funds and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. On the fixed income side, the overweight allocation to low duration and inflation protected bonds aided performance vs. the benchmark, while the allocation to high yield and corporate bonds detracted from relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the PIMCO Low Duration Institutional fund, the PIMCO Total Return Institutional fund, and the Ohio National Fund, Inc. – ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio.”) The PIMCO Low Duration Institutional fund benefited from its shorter duration in a rising interest rate environment. The PIMCO Total Return bond fund benefited from its shorter duration and exposure to higher quality bonds, while the ON Nasdaq-100® Index Portfolio benefited from its exposure to large cap growth stocks. The three funds that detracted most from benchmark relative performance were the Lazard Emerging Markets Equity Class R6 fund (“Lazard EM Equity”), the Ohio National Fund, Inc. – ON Bristol Portfolio (“ON Bristol Portfolio”), and the DFA International Core Equity Portfolio Institutional fund (“DFA International”). Lazard EM Equity and DFA International are international equity funds, which underperformed domestic stock in 2018. ON Bristol Portfolio trailed the benchmark due to security selection. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The members of the asset allocation committee changed during the second half of 2018. Tara York, CFA joined the committee, while Todd Brockman and Dan Leming left the committee. There were no significant changes to the investment strategy or selection process during the period. There were asset allocation changes made during the year that increased exposure to equity index, growth and mid cap funds, and decreased exposure to value and balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	12.9
2.	PIMCO Total Return Institutional	10.2
3.	Ohio National Fund, Inc. - ON International Equity Portfolio	9.1
4.	Western Asset Core Plus Bond IS	7.2
5.	PIMCO Real Return Institutional	7.1
6.	PIMCO Low Duration Institutional	7.1
7.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	6.7
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	6.0
9.	Ohio National Fund, Inc. - ON Bond Portfolio	4.1
10.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2018

Open-End Mutual Funds – 40.7%			Shares	Value
DFA Emerging Markets Portfolio Institutional			680,892	$17,560,200
DFA International Core Equity Portfolio Institutional			2,971,792	34,769,960
Lazard Emerging Markets Equity Class R6			1,086,207	17,444,485
PIMCO Low Duration Institutional			8,422,122	81,694,588
PIMCO Real Return Institutional			7,742,160	81,757,212
PIMCO Total Return Institutional			11,808,891	117,262,286
Vanguard International Growth Fund Admiral Class			435,190	34,475,738
Western Asset Core Plus Bond IS			7,337,048	82,174,938

Total Open-End Mutual Funds				$467,139,407

Total Investments in Securities of Unaffiliated Issuers – 40.7% (Cost $494,495,166)	(a	)		$467,139,407
Total Investments in Affiliates – 59.3% (Cost $730,984,545) (see schedule below)	(a	)		680,158,499
Liabilities in Excess of Other Assets – 0.0%				(407,026)

Net Assets – 100.0%				$1,146,890,880

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2018

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2018	Value at December 31, 2018
Open-End Mutual Funds – 59.3%
Fidelity Advisor® Mid Cap II Class I	(a)	$46,855,864	$5,369,466	$10,370,674	$965,116	$(9,688,808)	$188,309	$3,146,128	1,979,150	$33,130,964
Fidelity Advisor® Real Estate I	(a)	31,237,243	2,742,046	21,050,573	(546,049)	(1,265,062)	350,016	398,698	571,599	11,117,605
Lazard International Equity Class R6	(b)	140,567,593	0	141,134,849	21,218,590	(20,651,334)	—	—	—	—
Ohio National Fund, Inc. - ON Bond Portfolio .	(a)(c)	54,665,175	8,146,545	14,467,333	(392,955)	(1,298,085)	—	—	2,741,090	46,653,347
Ohio National Fund, Inc. - ON Bristol Portfolio.	(a)(c)	46,855,864	3,658,504	10,903,097	1,911,521	(8,649,652)	—	—	1,326,065	32,873,140
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(c)	62,474,486	601,970	41,455,330	5,955,130	(5,993,507)	—	—	413,700	21,582,749
Ohio National Fund, Inc. - ON Equity Portfolio .	(a)(c)	93,711,729	1,563,793	56,454,641	4,761,292	(9,949,515)	—	—	943,148	33,632,658
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(c)	78,093,107	337,928	30,799,618	1,516,414	(3,074,243)	—	—	2,459,882	46,073,588
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(c)	124,948,971	1,997,935	49,445,677	2,043,382	(11,083,746)	—	—	4,182,093	68,460,865
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(c)	124,948,971	454,684	128,487,870	10,830,152	(7,745,937)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(c)	—	132,920,863	10,942,505	(562,017)	(16,736,209)	—	—	8,009,191	104,680,132
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(c)	—	14,534,105	1,789,402	11,251	(1,385,590)	—	—	304,346	11,370,364
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(c)	—	14,599,095	2,100,022	63,439	(1,181,308)	—	—	542,738	11,381,204
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(c)	7,809,311	22,692,906	6,335,054	731,507	(2,327,069)	—	—	1,359,735	22,571,601
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(c)	140,567,593	58,409,928	44,480,285	7,285,042	(14,245,588)	—	—	5,248,548	147,536,690
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(c)	15,618,621	80,866,233	5,432,403	119,543	(13,674,479)	—	—	5,012,776	77,497,515
Templeton Foreign Class R6	(b)	109,330,350	927,261	95,145,075	7,448,001	(10,964,460)	360,900	—	1,770,393	11,596,077

Total Open-End Mutual Funds					$63,359,359	$(139,914,592)	$899,225	$3,544,826		$680,158,499

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Continued)

Schedule of Investments in Affiliates	December 31, 2018

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2018.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2018, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of December 31, 2018

Average Annual returns
One year	-10.14%
Since inception (3/1/17)	-0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.14% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.04% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Moderate Growth Model Portfolio returned -10.14% versus -6.74% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2018, domestic equity markets generally provided negative returns. Foreign and emerging equity markets generally provided larger negative returns, after adjusting for currency translation. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks during the period. The Portfolio’s underweight to mid cap stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. However, the performance of the underlying funds in the Portfolio vs their respective benchmarks was the primary driver of underperformance during the year. (1)

Fixed income markets generally provided negative returns for the period. Long term interest rates increased, while the Federal Reserve continued to increase short term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate and high yield bonds generally underperformed other sectors of the bond market. The Portfolio’s exposure to short duration and inflation linked bonds benefited performance vs. the benchmark, while exposure to corporate and high yield bonds detracted from relative performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. On the fixed income side, the overweight allocation to low duration and inflation protected bonds aided performance vs. the benchmark, while the allocation to high yield and corporate bonds detracted from relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the PIMCO Low Duration Institutional fund, the Ohio National Fund, Inc. – ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio.”), and the Western Asset Core Plus Bond IS fund. The PIMCO Low Duration Institutional fund benefited from its shorter duration in a rising interest rate environment. The ON Nasdaq-100® Index Portfolio benefited from its exposure to large cap growth stocks, while the Western Asset Core Plus Bond IS fund benefited from its exposure to higher quality bonds. (1)

The three funds that detracted from most from performance vs. the benchmark were the Lazard Emerging Markets Equity Class R6 fund (“Lazard EM Equity”), the Ohio National Fund, Inc. – ON Bristol Portfolio (“ON Bristol Portfolio”), and the DFA International Core Equity Portfolio Institutional fund (“DFA International”). Lazard EM Equity and DFA International are international equity funds, which underperformed domestic stock in 2018. The ON Bristol Portfolio trailed the benchmark due to security selection. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The members of the asset allocation committee changed during the second half of 2018. Tara York, CFA joined the committee, while Todd Brockman and Dan Leming left the committee. There were no significant changes to the investment strategy or selection process during the period. There were asset allocation changes made during the year that increased exposure to equity index, growth and mid cap funds, and decreased exposure to value and balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

119	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	16.0
2.	Ohio National Fund, Inc. - ON International Equity Portfolio	11.1
3.	Western Asset Core Plus Bond IS	10.1
4.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
5.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	6.9
6.	DFA International Core Equity Portfolio Institutional	5.1
7.	Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	4.2
8.	Vanguard International Growth Fund Admiral Class	4.0
9.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	4.0
10.	Fidelity Advisor® Mid Cap II Class I	3.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2018

Open-End Mutual Funds – 26.6%			Shares	Value
DFA Emerging Markets Portfolio Institutional			1,526,825	$39,376,829
DFA International Core Equity Portfolio Institutional.			8,393,717	98,206,490
Lazard Emerging Markets Equity Class R6			2,443,961	39,250,006
PIMCO Low Duration Institutional			4,653,494	45,138,895
PIMCO Real Return Institutional			1,859,371	19,634,957
Vanguard International Growth Fund Admiral Class			987,452	78,225,935
Western Asset Core Plus Bond IS			17,596,466	197,080,418

Total Open-End Mutual Funds				$516,913,530

Total Investments in Securities of Unaffiliated Issuers – 26.6% (Cost $576,376,680)	(a	)		$516,913,530
Total Investments in Affiliates – 73.4% (Cost $1,534,225,022) (see schedule below)	(a	)		1,428,848,372
Liabilities in Excess of Other Assets – 0.0%				(773,057)

Net Assets – 100.0%				$1,944,988,845

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2018

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2018	Value at December 31, 2018
Open-End Mutual Funds – 73.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$105,859,654	$10,354,653	$19,535,183	$1,647,963	$(21,958,566)	$433,847	$7,231,855	4,562,038	$76,368,521
Fidelity Advisor® Real Estate I	(a)	52,929,827	5,736,665	36,622,630	(1,809,024)	(1,228,232)	604,794	681,612	977,203	19,006,606
Lazard International Equity Class R6	(b)	291,114,049	0	292,159,572	38,354,841	(37,309,318)	—	—	—	—
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(c)	66,162,284	2,695,188	17,793,901	(512,158)	(1,524,870)	—	—	2,880,525	49,026,543
Ohio National Fund, Inc. - ON Bristol Growth Portfolio	(a)(c)	79,394,741	4,727,839	17,770,987	3,567,848	(12,706,942)	—	—	2,778,655	57,212,499
Ohio National Fund, Inc. - ON Bristol Portfolio	(a)(c)	79,394,741	4,808,371	15,402,052	2,639,136	(14,485,847)	—	—	2,297,473	56,954,349
Ohio National Fund, Inc. - ON Bryton Growth Portfolio	(a)(c)	18,525,439	601,466	20,892,213	4,195,661	(2,430,353)	—	—	—	—
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(c)	79,394,741	818,119	62,984,486	7,838,287	(6,409,622)	—	—	357,620	18,657,039
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(c)	211,719,309	1,485,771	145,377,302	11,287,425	(21,072,908)	—	—	1,627,658	58,042,295
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(c)	79,394,741	1,638,298	40,772,111	1,931,641	(3,219,872)	—	—	2,080,763	38,972,697
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(c)	264,649,136	8,271,726	117,751,689	3,424,080	(22,569,553)	—	—	8,309,328	136,023,700
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(c)	185,254,395	305,775	190,442,329	15,914,248	(11,032,089)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(c)	—	278,656,527	25,581,576	(2,164,080)	(34,707,964)	—	—	16,541,921	216,202,907
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(c)	—	24,817,364	2,802,344	1,208	(2,414,598)	—	—	524,669	19,601,630
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(c)	—	74,461,597	9,847,932	250,801	(6,130,707)	—	—	2,800,847	58,733,759
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(c)	119,092,111	3,214,597	38,615,475	7,753,098	(10,736,643)	—	—	2,612,745	80,707,688
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(c)	26,464,913	76,324,980	19,614,884	2,264,559	(7,883,068)	—	—	4,672,078	77,556,500
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(c)	272,588,610	131,578,158	75,877,338	12,177,951	(28,343,429)	—	—	11,103,663	312,123,952
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(c)	—	161,676,845	4,033,471	(324,525)	(23,272,709)	—	—	8,670,514	134,046,140
Templeton Foreign Class R6	(b)	264,649,136	1,749,375	240,205,762	13,308,775	(19,889,977)	615,965	—	2,994,129	19,611,547

Total Open-End Mutual Funds					$121,747,735	$(289,327,267)	$1,654,606	$7,913,467		$1,428,848,372

121	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Continued)

Schedule of Investments in Affiliates	December 31, 2018

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2018.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2018, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of December 31, 2018

Average Annual returns
One year	-11.57%
Since inception (3/1/17)	-0.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.21% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.08% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2018, the ON Growth Model Portfolio returned -11.57% versus -8.17% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2018, domestic equity markets generally provided negative returns. Foreign and emerging equity markets generally provided larger negative returns, after adjusting for currency translation. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks during the period. The Portfolio’s underweight to midcap stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. However, the performance of the underlying funds in the Portfolio vs their respective benchmarks was the primary driver of underperformance during the year. (1)

Fixed income markets generally provided negative returns for the period. Long term interest rates increased, while the Federal Reserve continued to increase short term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate and high yield bonds generally underperformed other sectors of the bond market. The Portfolio’s exposure to short duration and inflation linked bonds benefited performance vs. the benchmark, while exposure to corporate and high yield bonds detracted from relative performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance vs. the benchmark, while the overweight to value stocks detracted from relative performance. On the fixed income side, there were no material asset allocations that impacted performance vs. the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. – ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio.”), the Western Asset Core Plus Bond IS fund, and the Ohio National Fund, Inc. – (“ON Bond Portfolio”). ON Nasdaq-100® Index Portfolio. benefited from its exposure to large cap growth stocks, while the Western Asset Core Plus Bond IS fund benefited from its exposure to higher quality bonds. The ON Bond Portfolio benefited from its intermediate bond positions. (1)

The three funds that detracted from performance vs. the benchmark were the Lazard Emerging Markets Equity Class R6 fund (“Lazard EM Equity”), the Ohio National Fund, Inc. – ON Bristol Portfolio (“ON Bristol Portfolio”), and the DFA International Core Equity Portfolio Institutional fund (“DFA International”). Lazard EM Equity and DFA International are international equity funds, which underperformed domestic stock in 2018. The ON Bristol Portfolio trailed the benchmark due to security selection. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The members of the asset allocation committee changed during the second half of 2018. Tara York, CFA joined the committee, while Todd Brockman and Dan Leming left the committee. There were no significant changes to the investment strategy or selection process during the period. There were asset allocation changes made during the year that increased exposure to equity index, growth and mid cap funds, and decreased exposure to value and balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2018.

123	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	17.1
2.	Ohio National Fund, Inc. - ON International Equity Portfolio	13.1
3.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	7.9
4.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	7.0
5.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.1
7.	Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	6.0
8.	Vanguard International Growth Fund Admiral Class	5.0
9.	Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	4.0
10.	Fidelity Advisor® Mid Cap II Class I	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2018

Open-End Mutual Funds – 17.6%			Shares	Value
DFA Emerging Markets Portfolio Institutional			416,214	$10,734,160
DFA International Core Equity Portfolio Institutional			2,193,910	25,668,750
Lazard Emerging Markets Equity Class R6			665,773	10,692,312
Vanguard International Growth Fund Admiral Class			268,984	21,308,912
Western Asset Core Plus Bond IS			575,774	6,448,668

Total Open-End Mutual Funds				$74,852,802

Total Investments in Securities of Unaffiliated Issuers – 17.6% (Cost $89,222,043)	(a	)		$74,852,802
Total Investments in Affiliates – 82.4% (Cost $375,654,330) (see schedule below)	(a	)		349,499,326
Liabilities in Excess of Other Assets – 0.0%				(200,401)

Net Assets – 100.0%				$424,151,727

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2018

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2018	Value at December 31 2018
Open-End Mutual Funds – 82.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$21,755,922	$3,414,693	$3,880,325	$310,889	$(4,844,931)	$94,995	$1,568,280	1,000,971	$16,756,248
Fidelity Advisor® Real Estate I	(a)	10,877,961	2,250,263	8,313,091	(631,015)	(13,056)	132,147	150,769	214,451	4,171,062
Lazard International Equity Class R6	(b)	70,706,746	5,162,166	76,019,806	10,181,869	(10,030,975)	—	—	—	—
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(c)	2,719,490	3,121,295	1,471,125	(41,809)	(52,488)	—	—	251,196	4,275,363
Ohio National Fund, Inc. - ON Bristol Growth Portfolio	(a)(c)	16,316,941	1,843,014	3,478,143	699,235	(2,810,475)	—	—	610,518	12,570,572
Ohio National Fund, Inc. - ON Bristol Portfolio	(a)(c)	21,755,922	2,574,539	4,066,954	686,996	(4,266,161)	—	—	673,027	16,684,342
Ohio National Fund, Inc. - ON Bryton Growth Portfolio	(a)(c)	2,719,490	278,155	3,250,584	637,512	(384,573)	—	—	—	—
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(c)	27,194,902	2,423,871	19,243,209	2,345,825	(2,495,056)	—	—	196,019	10,226,333
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(c)	43,511,844	2,933,419	36,379,587	2,546,995	(4,155,580)	—	—	237,159	8,457,091
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(c)	16,316,941	2,106,286	14,064,529	526,544	(638,843)	—	—	226,717	4,246,399
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(c)	59,828,785	7,782,082	33,552,933	1,037,998	(5,464,954)	—	—	1,810,078	29,630,978
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(c)	32,633,883	247,470	33,544,937	2,553,762	(1,890,178)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(c)	—	71,676,497	6,480,229	(648,164)	(8,892,030)	—	—	4,258,307	55,656,074
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(c)	—	5,432,857	606,716	(5,584)	(530,923)	—	—	114,819	4,289,634
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(c)	—	21,377,297	2,491,375	47,774	(1,804,407)	—	—	816,847	17,129,289
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(c)	32,633,883	3,508,082	9,480,646	1,922,567	(3,277,922)	—	—	819,228	25,305,964
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(c)	5,438,980	32,749,689	6,103,702	704,086	(3,050,868)	—	—	1,791,457	29,738,185
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(c)	65,267,766	25,375,306	14,285,824	2,247,185	(6,125,264)	—	—	2,578,412	72,479,169
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(c)	10,877,961	30,131,684	2,823,635	37,703	(4,614,192)	—	—	2,173,967	33,609,521
Templeton Foreign Class R6	(b)	65,267,766	2,812,592	62,051,766	4,472,019	(6,227,509)	134,075	—	652,382	4,273,102

Total Open-End Mutual Funds					$29,632,387	$(71,570,385)	$361,217	$1,719,049		$349,499,326

125	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Continued)

Schedule of Investments in Affiliates	December 31, 2018

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2018.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2018, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2018

					ON				ON Janus
				ON Capital	International		ON Janus	ON Janus	Henderson
	ON Equity	ON Bond	ON Omni	Appreciation	Equity	ON Foreign	Henderson	Henderson	Enterprise
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Forty Portfolio	Venture Portfolio	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$237,073,997	$258,098,024	$53,157,703	$90,252,087	$518,734,023	$55,036,400	$150,618,773	$207,094,792	$102,742,639
Cash	5,072	—	—	6	—	—	—	—	—
Foreign currencies, at value**	—	—	—	6	—	10	—	—	7,818
Receivable for securities sold	18,774,425	—	164,809	1,069,772	626,949	13,558	—	304,715	61,850
Receivable for fund shares sold	2,550,602	50,360	185,490	2,482,035	976,946	28,626	76,249	453,057	91,843
Dividends and accrued interest receivable	117,398	2,862,391	177,716	112,849	325,617	87,180	52,654	68,548	26,867
Foreign tax reclaim receivable	—	11,984	—	17,337	320,073	58,314	—	15,135	—
Prepaid expenses and other assets	4,554	3,296	908	1,526	7,282	935	2,138	3,478	1,515

Total assets	258,526,048	261,026,055	53,686,626	93,935,618	520,990,890	55,225,023	150,749,814	207,939,725	102,932,532

Liabilities:
Cash overdraft	—	—	—	—	—	—	70,005	—	—
Payable for securities purchased	—	—	—	553,276	569,066	—	1,038,592	192,928	160,537
Payable for fund shares redeemed	363,747	3,179,466	67,073	60,734	1,193,879	41,954	174,353	119,940	76,561
Payable for investment management services	176,247	121,396	28,556	64,751	337,659	41,008	101,334	143,849	75,651
Accrued custody expense	2,773	1,606	2,597	2,416	60,153	23,467	2,500	6,750	3,814
Accrued professional fees	15,554	15,557	15,555	15,555	15,558	15,556	15,555	15,555	15,555
Accrued accounting fees	7,019	10,252	4,488	3,365	15,159	5,185	4,393	6,631	3,498
Accrued printing and filing fees	3,014	3,413	1,075	1,442	6,013	1,108	2,088	2,589	1,595
Other liabilities	3,706	3,681	3,734	3,725	8,741	3,723	3,711	3,691	3,722
Withholding tax payable	—	—	—	—	27,668	6,395	—	365	537

Total liabilities	572,060	3,335,371	123,078	705,264	2,233,896	138,396	1,412,531	492,298	341,470

Net assets	$257,953,988	$257,690,684	$53,563,548	$93,230,354	$518,756,994	$55,086,627	$149,337,283	$207,447,427	$102,591,062

Net assets consist of:
Paid in capital	264,793,563	271,623,015	60,983,923	101,904,172	596,247,361	64,058,301	152,105,045	187,487,345	111,561,884
Total distributable earnings	(6,839,575)	(13,932,331)	(7,420,375)	(8,673,818)	(77,490,367)	(8,971,674)	(2,767,762)	19,960,082	(8,970,822)

Net assets	$257,953,988	$257,690,684	$53,563,548	$93,230,354	$518,756,994	$55,086,627	$149,337,283	$207,447,427	$102,591,062

*Investments in securities of unaffiliated issuers, at cost	$242,238,771	$270,676,283	$60,189,324	$98,636,278	$582,731,103	$63,962,618	$153,385,092	$186,393,155	$111,624,046

**Foreign currencies, at cost	$—	$—	$—	$—	$—	$16	$—	$—	$7,812

Shares outstanding, par value, $1 per share	7,233,608	15,138,545	1,923,376	2,470,983	39,686,828	1,965,158	7,121,647	6,714,935	2,745,646

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share	$35.66	$17.02	$27.85	$37.73	$13.07	$28.03	$20.97	$30.89	$37.36

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2018

		ON Federated	ON Federated						ON S&P
	ON S&P 500®	Strategic Value	High Income	ON ClearBridge	ON Nasdaq-100®		ON Bryton	ON ICON	MidCap 400®
	Index	Dividend	Bond	Small Cap	Index	ON Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$1,111,023,019	$320,090,363	$199,340,660	$125,832,635	$326,550,962	$152,051,363	$22,847,886	$466,306,290	$306,456,686
Cash	6,876	—	—	—	—	—	—	—	—
Cash subject to usage restrictions	438,000	—	—	—	60,800	—	—	—	16,400
Foreign currencies, at value**	—	112,394	—	—	—	—	—	—	—
Receivable for securities sold	333,113	—	—	—	60,267	619,724	2,035,254	1,458,132	277,040
Receivable for fund shares sold	827,344	15,309	47,852	424,084	825,179	2,861,705	1,658,473	2,594,719	38,244
Receivable for variation margin on futures contracts	—	—	—	—	265,541	—	—	—	90,927
Dividends and accrued interest receivable	1,293,658	1,953,033	3,598,109	179,328	211,376	187,208	18,101	1,840,634	358,470
Foreign tax reclaim receivable	—	410,198	—	—	—	—	—	27,160	7,152
Prepaid expenses and other assets	16,400	5,346	3,193	3,323	5,176	2,578	707	10,687	2,414

Total assets	1,113,938,410	322,586,643	202,989,814	126,439,370	327,979,301	155,722,578	26,560,421	472,237,622	307,247,333

Liabilities:
Cash overdraft	—	—	—	—	26	—	933,942	—	7
Payable for securities purchased	745,845	—	—	—	—	197,186	111,588	5,000,105	452,283
Payable for fund shares redeemed	1,215,310	467,175	741,480	125,903	253,916	47,810	7,933	258,841	15,179
Payable for investment management services	331,628	204,456	126,514	95,860	104,253	103,119	19,096	250,533	97,758
Payble for variation margin on futures contracts	32,009	—	—	—	—	—	—	—	—
Accrued custody expense	17,159	6,803	2,204	2,128	6,350	3,978	3,886	4,048	14,012
Accrued professional fees	15,548	15,553	15,556	15,555	15,553	15,554	15,555	15,556	15,553
Accrued accounting fees	27,024	8,891	15,440	5,846	8,939	4,581	1,968	12,510	6,975
Accrued printing and filing fees	11,880	3,821	2,676	1,723	3,858	2,043	771	5,008	3,972
Other liabilities	3,472	3,639	3,654	3,644	3,637	3,691	3,717	3,611	3,737
Withholding tax payable	—	37,272	—	—	587	—	—	2,519	—

Total liabilities	2,399,875	747,610	907,524	250,659	397,119	377,962	1,098,456	5,552,731	609,476

Commitments and contingent liabilities (see Note 8 of Notes to Financial Statements)
Net assets	$1,111,538,535	$321,839,033	$202,082,290	$126,188,711	$327,582,182	$155,344,616	$25,461,965	$466,684,891	$306,637,857

Net assets consist of:
Paid in capital	1,010,978,189	357,186,750	225,017,316	137,152,964	284,414,466	181,065,611	30,280,653	484,363,865	357,839,392
Total distributable earnings	100,560,346	(35,347,717)	(22,935,026)	(10,964,253)	43,167,716	(25,720,995)	(4,818,688)	(17,678,974)	(51,201,535)

Net assets	$1,111,538,535	$321,839,033	$202,082,290	$126,188,711	$327,582,182	$155,344,616	$25,461,965	$466,684,891	$306,637,857

*Investments in securities of unaffiliated issuers, at cost	$1,002,098,495	$355,353,474	$217,460,248	$132,850,035	$282,786,354	$176,403,941	$26,849,022	$484,003,598	$356,138,263

**Foreign currencies, at cost	$—	$112,180	$—	$—	$—	$—	$—	$—	$—

Shares outstanding, par value, $1 per share	39,544,413	19,663,758	10,788,400	2,419,531	19,733,769	6,265,710	1,078,103	23,686,863	19,838,948

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000	90,000,000	30,000,000

Net asset value per share	$28.11	$16.37	$18.73	$52.15	$16.60	$24.79	$23.62	$19.70	$15.46

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2018

				ON Moderately
	ON Bristol	ON Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$86,638,949	$347,387,661	$52,603,709	$120,549,569	$467,139,407	$516,913,530	$74,852,802
Investments in affiliates, at value**	—	—	26,426,249	116,743,027	680,158,499	1,428,848,372	349,499,326
Cash subject to usage restrictions	—	1,181,160	—	—	—	—	—
Receivable for securities sold	757,602	1,409,585	20,501	642,806	458,340	2,049,106	220,213
Receivable for fund shares sold	328,083	12,550	105	15,085	362,641	153,789	22,277
Receivable for variation margin on futures contracts	—	933,561	—	—	—	—	—
Dividends and accrued interest receivable	98,838	1,115,406	—	—	—	—	—
Prepaid expenses and other assets	1,547	4,849	996	3,153	15,282	26,532	5,796

Total assets	87,825,019	352,044,772	79,051,560	237,953,640	1,148,134,169	1,947,991,329	424,600,414

Liabilities:
Cash overdraft	50,197	83,908	1,545	1,636	2,158	2,610	1,739
Payable for securities purchased	190,313	3,411,586	—	—	—	1	—
Payable for fund shares redeemed	20,670	1,150,198	19,061	656,255	818,824	2,200,284	240,751
Payable for investment management services	62,497	269,821	6,572	51,167	384,924	753,330	177,750
Accrued custody expense	2,871	15,535	437	421	530	596	433
Accrued professional fees	15,555	15,557	11,856	11,856	11,858	11,856	11,855
Accrued accounting fees	3,098	22,559	4,107	4,212	4,277	4,297	4,280
Accrued printing and filing fees	1,403	4,262	1,381	3,058	12,603	20,726	4,885
Other liabilities	3,707	3,650	6,535	7,085	8,115	8,784	6,994

Total liabilities	350,311	4,977,076	51,494	735,690	1,243,289	3,002,484	448,687

Net assets	$87,474,708	$347,067,696	$79,000,066	$237,217,950	$1,146,890,880	$1,944,988,845	$424,151,727

Net assets consist of:
Paid in capital	99,008,608	325,828,464	84,649,179	263,091,929	1,311,486,896	2,307,434,791	514,478,645
Total distributable earnings	(11,533,900)	21,239,232	(5,649,113)	(25,873,979)	(164,596,016)	(362,445,946)	(90,326,918)

Net assets	$87,474,708	$347,067,696	$79,000,066	$237,217,950	$1,146,890,880	$1,944,988,845	$424,151,727

*Investments in securities of unaffiliated issuers, at cost	$97,112,197	$324,655,316	$54,103,542	$125,037,930	$494,495,166	$576,376,680	$89,222,043

**Investments in affiliates, at cost	$—	$—	$27,728,259	$125,273,445	$730,984,545	$1,534,225,022	$375,654,330

Shares outstanding, par value, $1 per share	4,248,013	26,883,120	7,735,465	23,498,722	115,007,174	195,951,383	42,996,287

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$20.59	$12.91	$10.21	$10.09	$9.97	$9.93	$9.86

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2018

					ON				ON Janus
				ON Capital	International		ON Janus	ON Janus	Henderson
	ON Equity	ON Bond	ON Omni	Appreciation	Equity	ON Foreign	Henderson	Henderson	Enterprise
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Forty Portfolio	Venture Portfolio	Portfolio
Investment income:
Interest	$—	$11,291,956	$507,999	$—	$—	$—	$5,555	$8,213	$—
Dividends from unaffiliated issuers, net of taxes withheld*	6,994,207	105,895	778,878	2,027,435	13,302,346	2,016,305	905,234	1,632,874	1,029,664

Total investment income	6,994,207	11,397,851	1,286,877	2,027,435	13,302,346	2,016,305	910,789	1,641,087	1,029,664

Expenses:
Management fees	3,124,700	1,555,545	400,044	919,299	3,581,693	592,275	981,189	2,054,606	853,886
Custodian fees	16,648	12,430	15,205	11,747	311,656	123,515	12,519	45,326	18,439
Directors’ fees	31,392	22,114	5,006	8,688	36,993	5,201	9,020	19,766	7,408
Professional fees	24,597	23,236	20,103	20,742	25,341	20,142	20,807	22,708	20,533
Accounting fees	55,555	64,342	27,312	20,709	78,318	31,387	21,180	41,537	19,196
Administration fees	24,123	23,761	22,821	22,825	24,826	22,455	23,269	23,644	22,810
Printing and filing fees	11,576	10,860	5,295	6,347	16,932	5,659	7,408	9,708	11,107
Compliance expense	15,080	15,080	15,080	15,080	15,080	15,080	15,080	15,080	15,080
Other	12,513	4,895	1,628	3,272	8,389	1,808	2,145	6,487	2,121

Total expenses	3,316,184	1,732,263	512,494	1,028,709	4,099,228	817,522	1,092,617	2,238,862	970,580

Net investment income (loss)	3,678,023	9,665,588	774,383	998,726	9,203,118	1,198,783	(181,828)	(597,775)	59,084

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers, net of foreign capital gain taxes**	34,133,682	(1,332,707)	4,734,973	12,867,793	(13,497,050)	939,643	9,044,031	36,514,469	19,981,181
Foreign currency related transactions	(7,551)	—	—	536	59,421	(19,290)	55	(908)	(8,195)
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(79,717,749)	(18,121,945)	(15,186,311)	(27,865,680)	(81,622,559)	(12,868,227)	(14,617,385)	(46,187,120)	(26,217,307)
Foreign currency related transactions	419	—	—	(1,867)	(17,515)	9,584	109	(901)	6

Net realized/unrealized loss on investments and foreign currency related transactions	(45,591,199)	(19,454,652)	(10,451,338)	(14,999,218)	(95,077,703)	(11,938,290)	(5,573,190)	(9,674,460)	(6,244,315)

Change in net assets from operations	$(41,913,176)	$(9,789,064)	$(9,676,955)	$(14,000,492)	$(85,874,585)	$(10,739,507)	$(5,755,018)	$(10,272,235)	$(6,185,231)

*Taxes withheld	$16,515	$—	$—	$13,691	$1,447,919	$204,645	$4,624	$9,628	$13,782

**Foreign capital gain taxes	$—	$—	$—	$—	$—	$16,986	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2018

		ON Federated	ON Federated						ON S&P
	ON S&P 500®	Strategic Value	High Income	ON ClearBridge	ON Nasdaq-100®		ON Bryton	ON ICON	MidCap 400®
	Index	Dividend	Bond	Small Cap	Index	ON Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income:
Interest	$12,916	$—	$17,172,943	$—	$5,749	$—	$—	$8,020,773	$1,276
Dividends from unaffiliated issuers, net of taxes withheld*	23,738,668	20,539,460	173,521	2,583,952	3,801,359	2,896,495	248,760	8,247,279	2,679,491

Total investment income	23,751,584	20,539,460	17,346,464	2,583,952	3,807,108	2,896,495	248,760	16,268,052	2,680,767

Expenses:
Management fees	4,089,496	3,142,954	1,918,605	1,995,689	1,253,990	1,496,146	426,875	4,385,049	555,734
Custodian fees	111,388	44,318	13,536	14,506	35,323	24,017	20,449	28,688	83,093
Directors’ fees	91,232	33,491	20,720	17,068	25,813	14,917	3,579	55,666	11,904
Professional fees	35,519	25,515	22,941	22,280	23,839	21,852	19,859	28,850	21,469
Accounting fees	163,569	61,481	94,356	36,734	49,771	29,695	11,993	100,342	29,921
Administration fees	27,372	24,104	23,709	23,279	24,029	23,123	22,585	24,569	23,342
Printing and filing fees	33,794	12,646	9,933	8,563	13,142	8,121	4,745	18,211	9,125
Compliance expense	15,080	15,080	15,080	15,080	15,080	15,080	15,080	15,080	15,080
Other	27,506	12,895	6,320	6,343	6,961	5,166	1,620	21,698	2,213

Total expenses	4,594,956	3,372,484	2,125,200	2,139,542	1,447,948	1,638,117	526,785	4,678,153	751,881

Net investment income (loss)	19,156,628	17,166,976	15,221,264	444,410	2,359,160	1,258,378	(278,025)	11,589,899	1,928,886

Realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	124,055,728	15,374,447	(539,202)	34,009,076	47,285,646	21,820,877	8,841,303	27,738,204	3,786,921
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	—	—	—	—	—	307,607	—
Futures contracts	(575,561)	—	—	—	20,238	—	—	—	(124,393)
Foreign currency related transactions	—	(124,372)	—	—	—	—	—	779	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(196,667,660)	(75,239,678)	(21,613,364)	(40,203,319)	(58,771,870)	(55,659,595)	(7,430,497)	(85,113,653)	(55,540,308)
Futures contracts	56,528	—	—	—	692	—	—	—	(9,669)
Foreign currency related transactions	—	(39,606)	—	—	—	—	—	(48)	—

Net realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	(73,130,965)	(60,029,209)	(22,152,566)	(6,194,243)	(11,465,294)	(33,838,718)	1,410,806	(57,067,111)	(51,887,449)

Change in net assets from operations	$(53,974,337)	$(42,862,233)	$(6,931,302)	$(5,749,833)	$(9,106,134)	$(32,580,340)	$1,132,781	$(45,477,212)	$(49,958,563)

*Taxes withheld	$—	$322,348	$—	$—	$1,352	$—	$—	$49,723	$3,199

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2018

				ON Moderately
	ON Bristol	ON Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income:
Interest	$—	$3,603,404	$—	$—	$—	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	1,535,952	4,413,489	1,724,728	4,211,548	13,915,441	16,664,367	2,062,252
Dividends from affililiates	—	—	24,203	171,386	899,225	1,654,606	361,217

Total investment income	1,535,952	8,016,893	1,748,931	4,382,934	14,814,666	18,318,973	2,423,469

Expenses:
Management fees	921,055	3,189,317	355,493	1,138,463	5,502,970	9,503,821	2,044,619
Custodian fees	16,909	84,111	2,568	2,625	3,126	3,681	2,712
Directors’ fees	8,765	26,565	6,667	21,344	103,041	177,924	38,215
Professional fees	20,762	23,975	13,518	16,126	30,645	43,882	19,122
Accounting fees	19,659	133,567	24,681	25,193	25,619	25,699	25,633
Administration fees	22,641	23,937	38,806	42,016	44,061	45,998	42,939
Printing and filing fees	6,337	12,757	6,202	10,362	34,992	57,488	15,688
Compliance expense	15,080	15,080	15,080	15,080	15,080	15,080	15,080
Other	2,994	8,365	2,164	6,946	34,211	57,944	12,043

Total expenses	1,034,202	3,517,674	465,179	1,278,155	5,793,745	9,931,517	2,216,051

Less expenses reduced or reimbursed by advisor	—	—	(226,418)	(470,818)	(1,505,609)	(1,692,796)	(638,268)

Net expenses	1,034,202	3,517,674	238,761	807,337	4,288,136	8,238,721	1,577,783

Net investment income	501,750	4,499,219	1,510,170	3,575,597	10,526,530	10,080,252	845,686

Realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	15,780,396	13,795,764	(239,348)	(880,520)	(934,721)	(6,035,001)	(1,028,312)
Investments in affiliates	—	—	1,964,534	9,675,930	63,359,359	121,747,735	29,632,387
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	92,092	309,702	1,673,513	4,030,821	801,429
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	507,720	3,544,826	7,913,467	1,719,049
Futures contracts	—	(6,518,525)	—	—	—	—	—
Foreign currency related transactions	—	(932)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(31,162,980)	(18,476,194)	(2,414,595)	(6,891,133)	(40,340,606)	(77,175,557)	(17,318,591)
Investments in affiliates	—	—	(3,625,109)	(21,379,098)	(139,914,592)	(289,327,267)	(71,570,385)
Futures contracts	—	3,601,820	—	—	—	—	—

Net realized/unrealized loss on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	(15,382,584)	(7,598,067)	(4,222,426)	(18,657,399)	(112,612,221)	(238,845,802)	(57,764,423)

Change in net assets from operations	$(14,880,834)	$(3,098,848)	$(2,712,256)	$(15,081,802)	$(102,085,691)	$(228,765,550)	$(56,918,737)

*Taxes withheld	$—	$14,685	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON Equity		ON Bond		ON Omni		ON Capital Appreciation
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$3,678,023	$4,056,364	$9,665,588	$5,490,404	$774,383	$642,510	$998,726	$1,723,715
Net realized gain (loss) on investments and foreign currency related transactions	34,126,131	48,627,176	(1,332,707)	945,221	4,734,973	8,186,809	12,868,329	22,158,899
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(79,717,330)	25,708,456	(18,121,945)	3,790,719	(15,186,311)	3,210,023	(27,867,547)	(845,434)

Change in net assets from operations	(41,913,176)	78,391,996	(9,789,064)	10,226,344	(9,676,955)	12,039,342	(14,000,492)	23,037,180

Capital transactions:
Received from shares sold	21,760,700	405,044,830	38,682,232	195,349,582	10,920,667	7,854,928	10,441,625	80,306,162
Paid for shares redeemed	(296,773,433)	(490,371,035)	(88,523,835)	(46,957,435)	(16,074,459)	(9,385,488)	(28,800,944)	(173,461,176)

Change in net assets from capital transactions	(275,012,733)	(85,326,205)	(49,841,603)	148,392,147	(5,153,792)	(1,530,560)	(18,359,319)	(93,155,014)

Change in net assets	(316,925,909)	(6,934,209)	(59,630,667)	158,618,491	(14,830,747)	10,508,782	(32,359,811)	(70,117,834)
Net assets:
Beginning of year	574,879,897	581,814,106	317,321,351	158,702,860	68,394,295	57,885,513	125,590,165	195,707,999

End of year	$257,953,988	$574,879,897	$257,690,684	$317,321,351	$53,563,548	$68,394,295	$93,230,354	$125,590,165

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON International Equity		ON Foreign		ON Janus Henderson		ON Janus Henderson Venture
	Portfolio		Portfolio		Forty Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$9,203,118	$1,930,831	$1,198,783	$766,568	$(181,828)	$(87,431)	$(597,775)	$(496,991)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(13,437,629)	20,007,115	920,353	12,225,092	9,044,086	7,596,740	36,513,561	15,587,664
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(81,640,074)	14,707,509	(12,858,643)	318,637	(14,617,276)	6,024,692	(46,188,021)	40,132,780

Change in net assets from operations	(85,874,585)	36,645,455	(10,739,507)	13,310,297	(5,755,018)	13,534,001	(10,272,235)	55,223,453

Capital transactions:
Received from shares sold	522,211,794	14,910,907	7,071,488	19,610,626	131,184,789	12,889,196	28,648,853	177,635,315
Paid for shares redeemed	(75,666,960)	(34,994,526)	(20,936,084)	(19,903,183)	(36,734,844)	(15,646,575)	(87,143,672)	(188,951,193)

Change in net assets from capital transactions	446,544,834	(20,083,619)	(13,864,596)	(292,557)	94,449,945	(2,757,379)	(58,494,819)	(11,315,878)

Change in net assets	360,670,249	16,561,836	(24,604,103)	13,017,740	88,694,927	10,776,622	(68,767,054)	43,907,575
Net assets:
Beginning of year	158,086,745	141,524,909	79,690,730	66,672,990	60,642,356	49,865,734	276,214,481	232,306,906

End of year	$518,756,994	$158,086,745	$55,086,627	$79,690,730	$149,337,283	$60,642,356	$207,447,427	$276,214,481

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

					ON Federated		ON Federated
	ON Janus Henderson Enterprise		ON S&P 500® Index		Strategic Value		High Income Bond
	Portfolio		Portfolio		Dividend Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$59,084	$(178,848)	$19,156,628	$15,437,238	$17,166,976	$20,840,410	$15,221,264	$16,582,542
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	19,972,986	8,412,020	123,480,167	36,445,415	15,250,075	31,449,661	(539,202)	2,116,365
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(26,217,301)	9,661,514	(196,611,132)	129,535,843	(75,279,284)	21,723,360	(21,613,364)	2,626,767

Change in net assets from operations	(6,185,231)	17,894,686	(53,974,337)	181,418,496	(42,862,233)	74,013,431	(6,931,302)	21,325,674

Capital transactions:
Received from shares sold	57,214,680	5,911,403	347,702,650	626,563,875	32,510,016	506,307,850	22,584,954	231,572,692
Paid for shares redeemed	(26,241,838)	(16,200,896)	(326,345,158)	(506,466,387)	(264,473,671)	(459,177,636)	(132,623,908)	(247,603,288)

Change in net assets from capital transactions	30,972,842	(10,289,493)	21,357,492	120,097,488	(231,963,655)	47,130,214	(110,038,954)	(16,030,596)

Change in net assets	24,787,611	7,605,193	(32,616,845)	301,515,984	(274,825,888)	121,143,645	(116,970,256)	5,295,078
Net assets:
Beginning of year	77,803,451	70,198,258	1,144,155,380	842,639,396	596,664,921	475,521,276	319,052,546	313,757,468

End of year	$102,591,062	$77,803,451	$1,111,538,535	$1,144,155,380	$321,839,033	$596,664,921	$202,082,290	$319,052,546

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON ClearBridge Small Cap		ON Nasdaq-100® Index		ON Bristol		ON Bryton Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$444,410	$823,123	$2,359,160	$1,394,047	$1,258,378	$1,003,578	$(278,025)	$(481,788)
Net realized gain on investments and futures contracts	34,009,076	26,041,485	47,305,884	8,094,996	21,820,877	41,888,166	8,841,303	14,849,635
Change in unrealized appreciation/depreciation on investments and futures contracts	(40,203,319)	5,031,578	(58,771,178)	43,376,301	(55,659,595)	6,677,159	(7,430,497)	1,760,048

Change in net assets from operations	(5,749,833)	31,896,186	(9,106,134)	52,865,344	(32,580,340)	49,568,903	1,132,781	16,127,895

Capital transactions:
Received from shares sold	13,705,484	210,858,672	203,694,976	104,350,460	24,292,885	177,409,632	6,244,393	75,485,463
Paid for shares redeemed	(156,864,507)	(243,371,357)	(124,224,169)	(56,054,728)	(60,069,872)	(211,200,737)	(38,689,793)	(129,426,147)

Change in net assets from capital transactions	(143,159,023)	(32,512,685)	79,470,807	48,295,732	(35,776,987)	(33,791,105)	(32,445,400)	(53,940,684)

Change in net assets	(148,908,856)	(616,499)	70,364,673	101,161,076	(68,357,327)	15,777,798	(31,312,619)	(37,812,789)
Net assets:
Beginning of year	275,097,567	275,714,066	257,217,509	156,056,433	223,701,943	207,924,145	56,774,584	94,587,373

End of year	$126,188,711	$275,097,567	$327,582,182	$257,217,509	$155,344,616	$223,701,943	$25,461,965	$56,774,584

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

			ON S&P
	ON ICON		MidCap 400® Index		ON Bristol		ON Risk Managed Balanced
	Balanced Portfolio		Portfolio		Growth Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$11,589,899	$18,946,310	$1,928,886	$528,803	$501,750	$295,214	$4,499,219	$3,850,193
Net realized gain on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	28,046,590	33,131,955	3,662,528	1,249,952	15,780,396	24,580,265	7,276,307	14,012,026
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(85,113,701)	49,373,289	(55,549,977)	6,263,050	(31,162,980)	7,591,502	(14,874,374)	33,191,554

Change in net assets from operations	(45,477,212)	101,451,554	(49,958,563)	8,041,805	(14,880,834)	32,466,981	(3,098,848)	51,053,773

Capital transactions:
Received from shares sold	51,811,471	502,351,143	294,163,638	58,563,238	16,790,977	118,823,309	67,212,455	83,103,619
Paid for shares redeemed	(494,749,369)	(600,794,651)	(26,349,955)	(25,711,544)	(42,484,491)	(140,799,340)	(61,216,514)	(62,068,377)

Change in net assets from capital transactions	(442,937,898)	(98,443,508)	267,813,683	32,851,694	(25,693,514)	(21,976,031)	5,995,941	21,035,242

Change in net assets	(488,415,110)	3,008,046	217,855,120	40,893,499	(40,574,348)	10,490,950	2,897,093	72,089,015
Net assets:
Beginning of year	955,100,001	952,091,955	88,782,737	47,889,238	128,049,056	117,558,106	344,170,603	272,081,588

End of year	$466,684,891	$955,100,001	$306,637,857	$88,782,737	$87,474,708	$128,049,056	$347,067,696	$344,170,603

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

			ON Moderately
	ON Conservative		Conservative		ON Balanced		ON Moderate		ON
	Model		Model		Model		Growth Model		Growth Model
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio
		Period from		Period from		Period from		Period from		Period from
		March 1, 2017		March 1, 2017		March 1, 2017		March 1, 2017		March 1, 2017
	Year Ended	(inception) to	Year Ended	(inception) to	Year Ended	(inception) to	Year Ended	(inception) to	Year Ended	(inception) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$1,510,170	$1,472,402	$3,575,597	$3,844,130	$10,526,530	$12,745,203	$10,080,252	$16,421,240	$845,686	$2,205,209
Net realized gain on investments and capital gain distributions received from underlying mutual funds	1,817,278	706,260	9,612,832	3,064,137	67,642,977	18,419,784	127,657,022	31,065,150	31,124,553	6,550,318
Change in unrealized appreciation/depreciation on investments	(6,039,704)	3,237,861	(28,270,231)	15,251,452	(180,255,198)	102,073,393	(366,502,824)	201,663,024	(88,888,976)	48,364,731

Change in net assets from operations	(2,712,256)	5,416,523	(15,081,802)	22,159,719	(102,085,691)	133,238,380	(228,765,550)	249,149,414	(56,918,737)	57,120,258

Capital transactions:
Received from shares sold	16,321,184	116,235,409	17,226,213	354,878,115	32,601,532	1,605,179,885	62,284,294	2,645,437,657	37,982,945	539,074,347
Paid for shares redeemed	(34,326,169)	(21,934,625)	(90,882,373)	(51,081,922)	(346,200,979)	(175,842,247)	(535,321,797)	(247,795,173)	(100,690,231)	(52,416,855)

Change in net assets from capital transactions	(18,004,985)	94,300,784	(73,656,160)	303,796,193	(313,599,447)	1,429,337,638	(473,037,503)	2,397,642,484	(62,707,286)	486,657,492

Change in net assets	(20,717,241)	99,717,307	(88,737,962)	325,955,912	(415,685,138)	1,562,576,018	(701,803,053)	2,646,791,898	(119,626,023)	543,777,750
Net assets:
Beginning of year	99,717,307	—	325,955,912	—	1,562,576,018	—	2,646,791,898	—	543,777,750	—

End of year	$79,000,066	$99,717,307	$237,217,950	$325,955,912	$1,146,890,880	$1,562,576,018	$1,944,988,845	$2,646,791,898	$424,151,727	$543,777,750

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of		Ratios assuming
									expenses		no expenses
									reduced or		reduced or
									reimbursed by		reimbursed by
									adviser		adviser

			Net realized and
			unrealized gain (loss) on		Distributions
			investments and foreign		from net			Net assets at end
	Net asset value,	Net investment	currency related	Total from	investment	Net asset value,		of year		Net investment		Portfolio turnover
	beginning of year	income	transactions	operations	income	end of year	Total Return#	(in millions)	Expenses	income	Expenses	rate

ON Equity Portfolio
Year Ended December 31, 2018	$41.38	0.51	(6.23)	(5.72)	—	$35.66	-13.82%	$258.0	0.81%	0.90%	0.81%	28%
Year Ended December 31, 2017	$36.09	0.35	4.94	5.29	—	$41.38	14.66%	$574.9	0.80%	0.71%	0.80%	41%
Year Ended December 31, 2016	$32.02	0.35	3.72	4.07	—	$36.09	12.71%	$581.8	0.82%	1.05%	0.82%	47%
Year Ended December 31, 2015	$33.44	0.21	(1.44)	(1.23)	(0.19)	$32.02	-3.69%	$535.3	0.81%	0.69%	0.81%	47%
Year Ended December 31, 2014	$29.41	0.12	4.02	4.14	(0.11)	$33.44	14.07%	$518.7	0.83%	0.69%	0.83%	46%

ON Bond Portfolio
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	-3.08%	$257.7	0.59%	3.27%	0.59%	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	$317.3	0.63%	3.16%	0.63%	114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	$158.7	0.65%	3.33%	0.65%	88%
Year Ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	-2.04%	$154.0	0.64%	3.46%	0.64%	93%
Year Ended December 31, 2014	$14.78	0.50	0.37	0.87	—	$15.65	5.89%	$158.7	0.64%	3.34%	0.64%	35%

ON Omni Portfolio
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	-14.57%	$53.6	0.77%	1.16%	0.77%	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	$68.4	0.78%	1.02%	0.78%	187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	$57.9	0.80%	1.09%	0.80%	194%
Year Ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%	$48.7	0.77%	1.23%	0.77%	186%
Year Ended December 31, 2014	$21.74	0.26	2.37	2.63	(0.22)	$24.15	12.12%	$37.2	0.77%	1.06%	0.77%	198%

ON Capital Appreciation Portfolio
Year Ended December 31, 2018	$43.66	0.40	(6.33)	(5.93)	—	$37.73	-13.58%	$93.2	0.89%	0.86%	0.89%	55%
Year Ended December 31, 2017	$37.70	1.28	4.68	5.96	—	$43.66	15.81%	$125.6	0.86%	1.00%	0.86%	51%
Year Ended December 31, 2016	$32.88	0.91	3.91	4.82	—	$37.70	14.66%	$195.7	0.82%	1.21%	0.82%	55%
Year Ended December 31, 2015	$33.82	0.29	(0.98)	(0.69)	(0.25)	$32.88	-2.05%	$430.4	0.80%	0.86%	0.80%	69%
Year Ended December 31, 2014	$31.24	0.08	2.59	2.67	(0.09)	$33.82	8.54%	$449.4	0.83%	0.56%	0.83%	67%

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

			Net realized and unrealized
			gain (loss) on investments,
			futures contracts, foreign
	Net asset value,		currency contracts, and
	beginning of	Net investment	other foreign currency	Total from	Net asset value,			Net assets at end		Net investment		Portfolio turnover
	year	income (loss)	related transactions	operations	end of year	Total Return#		of year (in millions)	Expenses	income (loss)	Expenses	rate

ON International Equity Portfolio
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	$13.07	-13.33%		$518.8	0.86%	1.93%	0.86%	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	$15.08	26.83%		$158.1	1.06%	1.25%	1.06%	132	%(a)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	$11.89	-4.88%		$141.5	1.02%	1.57%	1.02%	69%
Year Ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	$12.50	-0.40	%(b)	$159.0	1.00%	1.21%	1.00%	72%
Year Ended December 31, 2014	$13.85	0.18	(1.48)	(1.30)	$12.55	-9.39%		$174.4	0.84%	1.43%	1.00%	95%

ON Foreign Portfolio
Year Ended December 31, 2018	$33.22	0.57	(5.76)	(5.19)	$28.03	-15.62%		$55.1	1.17%	1.72%	1.17%	22%
Year Ended December 31, 2017	$27.72	0.32	5.18	5.50	$33.22	19.84%		$79.7	1.22%	1.01%	1.22%	126	%(a)
Year Ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	$27.72	-7.54%		$66.7	1.24%	0.89%	1.24%	51%
Year Ended December 31, 2015	$27.39	0.03	2.56	2.59	$29.98	9.46	%(b)	$78.3	1.23%	0.12%	1.23%	58%
Year Ended December 31, 2014	$30.03	0.12	(2.76)	(2.64)	$27.39	-8.79%		$67.6	1.18%	0.38%	1.18%	65%

ON Janus Henderson Forty Portfolio
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	$20.97	5.22%		$149.3	0.87%	-0.15%	0.87%	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	$19.93	27.67%		$60.6	0.96%	-0.15%	0.96%	57%
Year Ended December 31, 2016	$15.09	(0.02)	0.54	0.52	$15.61	3.45%		$49.9	0.95%	-0.09%	0.95%	63%
Year Ended December 31, 2015	$13.70	(0.01)	1.40	1.39	$15.09	10.15%		$51.4	0.93%	-0.10%	0.93%	60%
Year Ended December 31, 2014	$12.50	(0.03)	1.23	1.20	$13.70	9.60%		$39.9	0.94%	-0.23%	0.94%	55%

ON Janus Henderson Venture Portfolio
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	$30.89	-6.37%		$207.4	0.85%	-0.23%	0.85%	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	$32.99	23.98%		$276.2	0.85%	-0.19%	0.85%	26%
Year Ended December 31, 2016	$25.01	0.01	1.59	1.60	$26.61	6.40%		$232.3	0.86%	0.04%	0.86%	25%
Year Ended December 31, 2015	$25.07	(0.03)	(0.03)	(0.06)	$25.01	-0.24	%(b)	$238.2	0.85%	-0.12%	0.85%	37%
Year Ended December 31, 2014	$22.65	(0.05)	2.47	2.42	$25.07	10.64%		$212.1	0.89%	-0.31%	0.89%	58%

(a)

Effective May 1, 2017, the sub-adviser to the ON International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC, and the sub-adviser to the ON Foreign Portfolio changed from Federated Global Investment Management Corp. to Templeton Global Advisors Limited. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2017 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

			Net realized and
			unrealized gain (loss) on
			investments, futures		Distributions
			contracts, and foreign		from net				Net assets at end
	Net asset value,	Net investment	currency related	Total from	investment	Net asset value,			of year		Net investment		Portfolio turnover
	beginning of year	income (loss)	transactions	operations	income	end of year	Total Return#		(in millions)	Expenses	income (loss)	Expenses	rate

ON Janus Henderson Enterprise Portfolio
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	-3.21%		$102.6	0.96%	0.06%	0.96%	103	%(a)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%		$77.8	0.98%	-0.24%	0.98%	57%
Year Ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%		$70.2	0.98%	-0.29%	0.98%	61%
Year Ended December 31, 2015	$31.49	(0.07)	(1.52)	(1.59)	—	$29.90	-5.05	%(b)	$78.7	0.94%	-0.21%	0.94%	59%
Year Ended December 31, 2014	$28.24	(0.05)	3.30	3.25	—	$31.49	11.51%		$86.7	0.94%	-0.18%	0.94%	61%

ON S&P 500® Index Portfolio
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	-4.78%		$1,111.5	0.38%	1.58%	0.38%	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%		$1,144.2	0.38%	1.65%	0.38%	8%
Year Ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%		$842.6	0.42%	1.84%	0.42%	8%
Year Ended December 31, 2015	$21.93	0.37	(0.17)	0.20	(0.31)	$21.82	0.91%		$410.7	0.41%	1.72%	0.41%	14%
Year Ended December 31, 2014	$19.63	0.32	2.25	2.57	(0.27)	$21.93	13.11%		$388.2	0.43%	1.64%	0.43%	11%

ON Federated Strategic Value Dividend Portfolio
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	-8.45%		$321.8	0.76%	3.88%	0.76%	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%		$596.7	0.75%	3.77%	0.75%	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%		$475.5	0.78%	3.19%	0.78%	32%
Year Ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%		$309.8	0.78%	3.47%	0.78%	13%
Year Ended December 31, 2014	$13.09	0.93	0.68	1.61	(0.78)	$13.92	12.41%		$332.6	0.78%	5.37%	0.78%	22%

ON Federated High Income Bond Portfolio
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	-3.25%		$202.1	0.75%	5.39%	0.75%	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%		$319.1	0.74%	5.21%	0.74%	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%		$313.8	0.80%	5.56%	0.80%	30%
Year Ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	-3.06%		$194.2	0.80%	5.65%	0.80%	29%
Year Ended December 31, 2014	$15.88	1.57	(1.13)	0.44	—	$16.32	2.77%		$230.1	0.77%	5.73%	0.77%	33%

(a)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior periods.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss) on investments and futures contracts	Total from operations	Distributions from net investment income	Net asset value, end of year	Total Return#	Net assets at end of year (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

ON ClearBridge Small Cap Portfolio
Year Ended December 31, 2018	$57.46	0.19	(5.50)	(5.31)	—	$52.15	-9.24%	$126.2	0.90%	0.19%	0.90%	41%
Year Ended December 31, 2017	$51.21	0.20	6.05	6.25	—	$57.46	12.20%	$275.1	0.89%	0.30%	0.89%	46%
Year Ended December 31, 2016	$40.00	0.22	10.99	11.21	—	$51.21	28.03%	$275.7	0.93%	0.92%	0.93%	51%
Year Ended December 31, 2015	$41.01	(0.10)	(0.91)	(1.01)	—	$40.00	-2.46%	$94.0	1.01%	-0.29%	1.01%	126	%(a)
Year Ended December 31, 2014	$40.03	(0.19)	1.17	0.98	—	$41.01	2.45%	$75.5	1.00%	-0.45%	1.00%	44%

ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	-0.42%	$327.6	0.41%	0.67%	0.41%	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	$257.2	0.45%	0.71%	0.45%	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	$156.1	0.48%	0.84%	0.48%	13%
Year Ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	$138.6	0.46%	0.79%	0.46%	19%
Year Ended December 31, 2014	$9.25	0.12	1.62	1.74	(0.11)	$10.88	18.77%	$121.7	0.48%	1.23%	0.48%	23%

ON Bristol Portfolio
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	-17.97%	$155.3	0.82%	0.63%	0.82%	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	$223.7	0.82%	0.47%	0.82%	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	$207.9	0.83%	0.49%	0.83%	223%
Year Ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	$218.7	0.81%	0.55%	0.81%	228%
Year Ended December 31, 2014	$18.29	0.09	2.45	2.54	(0.08)	$20.75	13.88%	$232.0	0.81%	0.42%	0.81%	239%

ON Bryton Growth Portfolio
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	-5.18%	$25.5	1.05%	-0.55%	1.05%	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	$56.8	0.98%	-0.55%	0.98%	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	$94.6	0.92%	-0.62%	0.92%	188%
Year Ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	-4.25%	$162.2	0.88%	-0.53%	0.88%	169%
Year Ended December 31, 2014	$19.28	(0.09)	1.28	1.19	—	$20.47	6.17%	$179.1	0.88%	-0.45%	0.88%	178%

(a)

Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge Investments, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

			Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, written						Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	options, and capital distributions received from underlying mutual funds	Total from operations	Distributions from net investment income	Net asset value, end of year	Total Return#	Net assets at end of year (in millions)	Expenses	Net investment income	Expenses	Portfolio turnover rate

ON ICON Balanced Portfolio
Year Ended December 31, 2018	$22.03	0.49	(2.82)	(2.33)	—	$19.70	-10.58%	$466.7	0.64%	1.58%	0.64%	47%
Year Ended December 31, 2017	$19.86	0.47	1.70	2.17	—	$22.03	10.93%	$955.1	0.62%	1.93%	0.62%	106%
Year Ended December 31, 2016	$18.99	0.39	0.48	0.87	—	$19.86	4.58%	$952.1	0.64%	2.05%	0.64%	99%
Year Ended December 31, 2015	$18.96	0.30	(0.02)	0.28	(0.25)	$18.99	1.47%	$864.9	0.64%	1.58%	0.64%	92%
Year Ended December 31, 2014	$18.02	0.16	0.92	1.08	(0.14)	$18.96	5.99%	$833.1	0.64%	1.80%	0.68%	94%

ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	-11.45%	$306.6	0.51%	1.32%	0.51%	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	$88.8	0.71%	0.92%	0.71%	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	$47.9	0.79%	1.24%	0.79%	179	%(a)
Year Ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	-3.24%	$46.3	0.77%	1.54%	0.77%	72%
Year Ended December 31, 2014	$13.70	0.25	0.77	1.02	(0.23)	$14.49	7.44%	$55.1	0.77%	1.77%	0.77%	79%

ON Bristol Growth Portfolio
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	-14.88%	$87.5	0.88%	0.43%	0.88%	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	$128.0	0.88%	0.24%	0.88%	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	$117.6	0.89%	0.36%	0.89%	162%
Year Ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%	$116.2	0.86%	0.43%	0.86%	168%
Year Ended December 31, 2014	$14.72	0.06	1.71	1.77	(0.05)	$16.44	12.01%	$124.1	0.86%	0.34%	0.86%	192%

ON Risk Managed Balanced Portfolio
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	-0.77%	$347.1	0.99%	1.27%	0.99%	131	%(b)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	$344.2	1.00%	1.22%	1.00%	72	%(b)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	$272.1	1.03%	1.09%	1.03%	78%
Year Ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	-1.32%	$154.3	1.11%	0.81%	1.11%	71%
Period From May 1, 2014 (inception) to December 31, 2014	$10.00	0.03	0.80	0.83	—	$10.83	8.30%*	$33.8	1.43%**	0.43%**	1.43%**	94	%*

*	Not annualized
**	Annualized
(a)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

(b)

The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2018 and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss) on investments and capital gain distributions received from underlying mutual funds	Total from operations	Net asset value, end of year	Total Return#		Net assets at end of year (in millions)	Expenses†		Net investment income†		Expenses†		Portfolio turnover rate

ON Conservative Model Portfolio
Year Ended December 31, 2018	$10.53	0.20	(0.52)	(0.32)	$10.21	-3.04%		$79.0	0.27%		1.70%		0.52%		35%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.16	0.37	0.53	$10.53	5.30	%*	$99.7	0.25	%**	1.71	%**	0.51	%**	29	%*

ON Moderately Conservative Model Portfolio
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	$10.09	-5.61%		$237.2	0.28%		1.26%		0.45%		38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	$10.69	6.90	%*	$326.0	0.25	%**	1.40	%**	0.45	%**	22	%*

ON Balanced Model Portfolio
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	$9.97	-7.77%		$1,146.9	0.31%		0.77%		0.42%		37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	$10.81	8.10	%*	$1,562.6	0.25	%**	1.01	%**	0.42	%**	25	%*

ON Moderate Growth Model Portfolio
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	$9.93	-10.14%		$1,945.0	0.35%		0.42%		0.42%		49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	$11.05	10.50	%*	$2,646.8	0.26	%**	0.80	%**	0.42	%**	23	%*

ON Growth Model Portfolio
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	$9.86	-11.57%		$424.2	0.31%		0.17%		0.43%		62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	$11.15	11.50	%*	$543.8	0.25	%**	0.51	%**	0.43	%**	24	%*

*	Not annualized
**	Annualized

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2018

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛	ON Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

⬛

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

⬛	ON Omni Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

ON Capital Appreciation Portfolio – Long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

⬛	ON International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies.

⬛	ON Foreign Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities.

⬛	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

⬛

ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in securities included in the S&P 500® Index.

⬛	ON Federated Strategic Value Dividend Portfolio – Growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

⬛

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

⬛

ON ClearBridge Small Cap Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

⬛	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

⬛	ON Bristol Portfolio – Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON Bryton Growth Portfolio – Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON ICON Balanced Portfolio – Capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

⬛

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

145	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

⬛

ON Bristol Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

⬛

ON Conservative Model Portfolio* – Current income and preservation of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

⬛

ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

⬛

ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

⬛

ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

⬛

ON Growth Model Portfolio* – Growth of capital and some current income. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

*	Collectively, the “ON Model Portfolios”.

The names presented above reflect the current Portfolio names. Effective May 1, 2018, several Portfolios of the Fund underwent name changes. The changes, approved by the Fund’s Board of Directors (the “Board”), are detailed below:

Portfolio Name Prior to May 1, 2018	Current Portfolio Name
Equity Portfolio	ON Equity Portfolio
Bond Portfolio	ON Bond Portfolio
Omni Portfolio	ON Omni Portfolio
Capital Appreciation Portfolio	ON Capital Appreciation Portfolio
Aggressive Growth Portfolio	ON Janus Henderson Forty Portfolio
Small Cap Growth Portfolio	ON Janus Henderson Venture Portfolio
Mid Cap Opportunity Portfolio	ON Janus Henderson Enterprise Portfolio
S&P 500® Index Portfolio	ON S&P 500® Index Portfolio
Stategic Value Portfolio	ON Federated Stategic Value Dividend Portfolio
High Income Bond Fund Portfolio	ON Federated High Income Bond Portfolio
ClearBridge Small Cap Portfolio	ON ClearBridge Small Cap Portfolio
Nasdaq-100® Index Portfolio	ON Nasdaq-100® Index Portfolio
Bristol Portfolio	ON Bristol Portfolio
Bryton Growth Portfolio	ON Bryton Growth Portfolio
Balanced Portfolio	ON ICON Balanced Portfolio
S&P MidCap 400® Index Portfolio	ON S&P MidCap 400® Index Portfolio
Bristol Growth Portfolio	ON Bristol Growth Portfolio
Risk Managed Balanced Portfolio	ON Risk Managed Balanced Portfolio

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

146	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Effective September 15, 2018 and March 16, 2018, respectively, ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
ON Equity	35,000,000
ON Bond	30,000,000
ON Omni	15,000,000
ON Capital Appreciation	25,000,000
ON International Equity	90,000,000
ON Foreign	32,000,000
ON Janus Henderson Forty	24,000,000
ON Janus Henderson Venture	30,000,000
ON Janus Henderson Enterprise	21,000,000
ON S&P 500® Index	90,000,000
ON Federated Strategic Value Dividend	75,000,000
ON Federated High Income Bond	45,000,000
ON ClearBridge Small Cap	15,000,000

Portfolio	Authorized Shares
ON Nasdaq-100® Index	50,000,000
ON Bristol	23,000,000
ON Bryton Growth	15,000,000
ON ICON Balanced	90,000,000
ON S&P MidCap 400® Index	30,000,000
ON Bristol Growth	30,000,000
ON Risk Managed Balanced	85,000,000
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000
ON Balanced Model	200,000,000
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

147	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).

Over-the-counter traded American Depositary Receipts (“ADRs”) may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, bank loans, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

148	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3: Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2018:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Equity	Common Stocks**	$214,186,820	$3,094,851	$—
	Preferred Securities**	—	1,956,040	—
	Money Market Funds	17,836,286	—	—

		$232,023,106	$5,050,891	$—

ON Bond	Corporate Bonds**	$—	$246,951,986	$—
	Asset-Backed Securities**	—	7,206,156	—
	Sovereign Issues	—	2,808,030	—
	Money Market Funds	1,131,852	—	—

		$1,131,852	$256,966,172	$—

ON Omni	Common Stocks**	$39,956,138	$—	$—
	Corporate Bonds**	—	11,669,675	—
	Master Limited Partnerships**	901,246	—	—
	Asset-Backed Securities**	—	318,377	—
	U.S. Treasury Obligations	—	195,303	—
	Money Market Funds	116,964	—	—

		$40,974,348	$12,183,355	$—

ON Capital Appreciation	Common Stocks**	$88,285,680	$806,220	$—
	Money Market Funds	1,160,187	—	—

		$89,445,867	$806,220	$—

ON International Equity	Common Stocks**	$76,078,603	$416,289,819	$—
	Preferred Securities**	—	9,797,901	—
	Money Market Funds	16,567,700	—	—

		$92,646,303	$426,087,720	$—

ON Foreign	Common Stocks**	$6,614,167	$46,726,638	$—
	Money Market Funds	1,695,595	—	—

		$8,309,762	$46,726,638	$—

ON Janus Henderson Forty	Common Stocks**	$144,379,584	$—	$—
	Money Market Funds	6,239,189	—	—

		$150,618,773	$—	$—

ON Janus Henderson Venture	Common Stocks**	$200,922,814	$1,589,235	$—
	Master Limited Partnerships**	4,371,183	—	—
	Money Market Funds	211,560	—	—

		$205,505,557	$1,589,235	$—

ON Janus Henderson Enterprise	Common Stocks**	$99,176,768	$1,741,839	$—
	Money Market Funds	1,824,032	—	—

		$101,000,800	$1,741,839	$—

149	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON S&P 500® Index	Common Stocks**	$1,102,842,898	$—	$—
	Money Market Funds	8,180,121	—	—

		$1,111,023,019	$—	$—

	Futures Contracts	$40,100	$—	$—

ON Federated Strategic Value Dividend	Common Stocks**	$260,650,522	$53,892,566	$—
	Money Market Funds	5,547,275	—	—

		$266,197,797	$53,892,566	$—

ON Federated High Income Bond	Corporate Bonds**	$—	$194,929,627	$—
	Money Market Funds	4,411,033	—	—

		$4,411,033	$194,929,627	$—

ON ClearBridge Small Cap	Common Stocks**	$123,384,247	$—	$—
	Money Market Funds	2,448,388	—	—

		$125,832,635	$—	$—

ON Nasdaq-100® Index	Common Stocks**	$325,897,635	$—	$—
	Money Market Funds	653,327	—	—

		$326,550,962	$—	$—

	Futures Contracts	$6,651	$—	$—

ON Bristol	Common Stocks**	$148,582,561	$—	$—
	Master Limited Partnerships**	3,394,017	—	—
	Money Market Funds	74,785	—	—

		$152,051,363	$—	$—

ON Bryton Growth	Common Stocks**	$22,847,886	$—	$—

ON ICON Balanced	Common Stocks**	$313,566,300	$—	$—
	Corporate Bonds**	—	88,309,569	—
	Closed-End Mutual Funds	17,614,979	—	—
	U.S. Treasury Obligations	—	11,073,660	—
	Preferred Securities**	9,634,382	—	—
	Asset-Backed Securities**	—	6,713,886	—
	Money Market Funds	19,393,514	—	—

		$360,209,175	$106,097,115	$—

ON S&P MidCap 400® Index	Common Stocks**	$306,369,193	$—	$—
	Money Market Funds	87,493	—	—

		$306,456,686	$—	$—

	Futures Contracts	$(1,916)	$—	$—

ON Bristol Growth	Common Stocks**	$84,615,893	$—	$—
	Master Limited Partnerships**	2,023,056	—	—

		$86,638,949	$—	$—

150	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Risk Managed Balanced	Common Stocks**	$157,994,455	$—	$—
	U.S. Treasury Obligations	—	49,036,534	—
	Corporate Bonds**	—	30,389,727	—
	U.S. Government Agency Mortgage-Backed Securities	—	27,201,415	—
	Purchased Options	14,167,032	11,342,920	—
	Asset-Backed / Mortgage-Backed Securities**	—	12,766,627	—
	Bank Loans**	—	2,957,261	—
	Master Limited Partnerships**	1,521,651	—	—
	Preferred Securities**	—	555,184	—
	Money Market Funds	39,454,855	—	—

		$213,137,993	$134,249,668	$—

	Futures Contracts	$2,756,762	$—	$—

ON Conservative Model	Open-End Mutual Funds	$79,029,958	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$237,292,596	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,147,297,906	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$1,945,761,902	$—	$—

ON Growth Model	Open-End Mutual Funds	$424,352,128	$—	$—

** For detailed industry descriptions, see the accompanying Schedules of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2018.

ON Janus Henderson
Venture
Beginning Balance – January 1, 2018	$253,247
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	160,217
Issuances	—
Settlements	(413,464)
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—
Ending Balance – December 31, 2018	$ —

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$160,217

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

151	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

The Fund satisfies its distribution requirements, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board’s intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset or expired.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

152	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. The ON Risk Managed Balanced Portfolio was the only Portfolio to engage in TBA transactions and did not take delivery of individual mortgage-backed securities during the year ended December 31, 2018.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices. The ON Risk Managed Balanced Portfolio was the only Portfolio to engage in MDR transactions during the year ended December 31, 2018.

Bank Loans

A Portfolio may invest in bank loans, which represent an interest in amounts owned by a borrower to a syndicate of lenders. Bank loans are generally non-investment grade and often involve borrowers whose financial condition is highly leveraged. Transactions in bank loans may settle on a delayed basis, which could result in proceeds from the sale not being readily available for a Portfolio to make additional investments or meet its redemption obligations. Bank loans are typically senior in the corporate capital structure of the borrower. Bank loans generally pay interest at variable rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”). Bank loans may involve foreign borrowers, and investments may be denominated in foreign currencies. While the Portfolios expect to invest in fully funded term loans, certain of the loans in which the Portfolios invest may include revolving loans, bridge loans, and delayed draw term loans. These investments are treated as fixed income securities for valuation purposes.

Bank loans may be acquired through either an assignment or a participation. In a participation, a Portfolio would have a contractual relationship with the lender, not with the borrower, and the lender would remain the official holder of the loan, with the participant owning the rights to the amount purchased. As such, the Portfolio would not only assume the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Portfolio and the borrower. In contrast, in an assignment, a Portfolio would become a direct signatory to the loan and receive interest and principal payments directly from the administrative agent. The ON Risk Managed Balanced Portfolio, the only Portfolio to invest in bank loans during the year ended December 31, 2018, invested only via assignments.

New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rules on Investment Company Reporting Modernization. The Final Rules, which introduce two new regulatory reporting requirements for investment companies – Form N-Port and Form N-CEN – also contain amendments to Regulation S-X that require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Fund has adopted the enhanced disclosures regarding derivatives and investments in affiliates, which had no effect on the Fund’s net assets or results of operations.

153	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued ASU 2017-08, “Premium Amortization on Purchased Callable Debt Securities”, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s management has evaluated the impact of the amendment and has concluded that there is no significant impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement“, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund has early-adopted the removal of the disclosure of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as well as the policy for timing of transfers between levels. The Fund’s management is currently evaluating the impact of the other modifications of this ASU on the Fund’s financial statements.

In November 2018, the SEC released its Final Rules on Disclosure Update and Simplification. In compliance with these Final Rules, the Fund has amended the presentation of distributable earnings on its Statements of Assets and Liabilities to show only the total distributable earnings, rather than the three components of distributable earnings. The Fund has also removed the parenthetical disclosure of undistributed net investment income on its Statements of Changes in Net Assets.

Subsequent Events

At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved sub-advisory agreements with BlackRock Investment Management, LLC (“BlackRock”) to become the sub-adviser for each of the ON Omni, ON Bristol, ON Bryton Growth, and ON Bristol Growth Portfolios, effective February 1, 2019. The investment objective, Portfolio name, and benchmark for each of those Portfolios did not change as a result of the change in sub-adviser.

The Board also approved revisions to those Portfolios’ annualized advisory and sub-advisory fee schedules, also effective February 1, 2019. The revised breakpoint schedules, based on the Portfolios’ daily net assets, are as follows:

ON Omni	ON Bristol	ON Bryton Growth	ON Bristol Growth

Advisory Fees
0.58% of first $100 million	0.64% of first $500 million	0.78% of first $100 million	0.66% of first $500 million
0.50% of next $150 million	0.62% over $500 million	0.75% of next $400 million	0.64% over $500 million
0.45% of next $250 million		0.70% over $500 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

Sub-advisory Fees
0.20% of first $500 million	0.20% of first $500 million	0.45% of all net assets	0.20% of first $500 million
0.18% over $500 million	0.18% over $500 million		0.18% over $500 million

At a meeting held on February 21, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved a sub-advisory agreement with BlackRock Investment Management, LLC (“BlackRock”) to become the sub-adviser for the ON Equity Portfolio, effective May 1, 2019. The investment objective, name, and benchmark will remain unchanged as a result.

In connection with this change in sub-adviser, the Board approved the revision of the Portfolio’s annualized advisory and sub-advisory fee schedules, also effective May 1, 2019. The revised breakpoint schedules, based on the Portfolio’s daily net assets, are as follows:

Advisory Fees
0.64% of first $500 million 0.62% over $500 million

Sub-advisory Fees
0.20% of first $500 million 0.18% over $500 million

154	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Also on February 21, 2019, The Board approved name changes to the following Portfolios, effective May 1, 2019:

ON Omni Portfolio will become the ON BlackRock Balanced Allocation Portfolio.

ON Bristol Portfolio will become the ON BlackRock Advantage Large Cap Core Portfolio.

ON Bryton Growth Portfolio will become the ON BlackRock Advantage Small Cap Growth Portfolio.

ON Bristol Growth Portfolio will become the ON BlackRock Advantage Large Cap Growth Portfolio.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Equity	ON Janus Henderson Forty	ON Bristol
0.79% of first $200 million	0.80% of first $100 million	0.80% of first $100 million
0.74% of next $800 million	0.75% of next $400 million	0.70% of next $400 million
0.70% over $1 billion	0.70% over $500 million	0.65% over $500 million
ON Bond	ON Janus Henderson Venture	ON Bryton Growth
0.60% of first $100 million	0.80% of first $150 million	0.85% of first $100 million
0.50% of next $150 million	0.75% of next $150 million	0.75% of next $400 million
0.45% of next $250 million	0.70% of next $300 million	0.70% over $500 million
0.40% of next $500 million	0.65% over $600 million	ON ICON Balanced
0.30% of next $1 billion	ON Janus Henderson Enterprise[1]	0.65% of first $200 million
0.25% over $2 billion	0.85% of first $100 million	0.60% of next $300 million
ON Omni	0.80% of next $100 million	0.55% over $500 million
0.60% of first $100 million	0.75% of next $300 million	ON S&P MidCap 400® Index
0.50% of next $150 million	0.70% over $500 million	0.40% of first $100 million
0.45% of next $250 million	ON S&P 500® Index	0.35% of next $150 million
0.40% of next $500 million	0.40% of first $100 million	0.33% over $250 million
0.30% of next $1 billion	0.35% of next $150 million	ON Bristol Growth
0.25% over $2 billion	0.33% over $250 million	0.80% of first $100 million
ON Capital Appreciation	ON Federated Strategic Value Dividend	0.70% of next $400 million
0.80% of first $100 million	0.75% of first $100 million	0.65% over $500 million
0.75% of next $300 million	0.70% of next $400 million	ON Risk Managed Balanced
0.65% of next $600 million	0.65% over $500 million	0.90% of first $500 million
0.60% over $1 billion	ON Federated High Income Bond	0.75% over $500 million
ON International Equity	0.75% of first $75 million	ON Conservative Model
0.85% of first $100 million	0.70% of next $75 million	0.40% of all net assets
0.80% of next $100 million	0.65% of next $75 million	ON Moderately Conservative Model
0.70% of next $800 million	0.60% over $225 million	0.40% of all net assets
0.67% over $1 billion	ON ClearBridge Small Cap	ON Balanced Model
ON Foreign	0.85% of first $200 million	0.40% of all net assets
0.85% of first $100 million	0.80% of next $300 million	ON Moderate Growth Model
0.80% of next $100 million	0.75% over $500 million	0.40% of all net assets
0.70% of next $800 million	ON Nasdaq-100® Index	ON Growth Model
0.67% over $1 billion	0.40% of first $100 million	0.40% of all net assets
0.35% of next $150 million
0.33% over $250 million

155	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

[1]

At a meeting held on November 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2018, Janus Capital Management LLC replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The advisory fee schedule for the Portfolio did not change.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge Investments, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Lazard Asset Management, LLC (“Lazard”), Templeton Global Advisors Limited (“Templeton”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

ON Equity (ClearBridge)	ON Janus Henderson Venture (Janus)	ON Bryton Growth (Suffolk)
0.40% of first $200 million	0.55% of first $150 million	0.50% of first $100 million
0.38% over $200 million	0.45% over $150 million	0.45% of next $400 million
ON Omni (Suffolk)	ON Janus Henderson Enterprise (Janus)[2]	0.40% over $500 million
0.30% of first $100 million	0.60% of first $100 million	ON ICON Balanced (ICON)
0.25% of next $150 million	0.55% of next $100 million	0.40% of first $200 million
0.225% of next $250 million	0.50% over $200 million	0.35% of next $300 million
0.20% of next $500 million	ON S&P 500® Index (Geode)[3]	0.30% over $500 million
0.15% of next $1 billion	0.025% of first $100 million	ON S&P MidCap 400® Index (Geode)[3]
0.125% over 2 billion	0.020% of next $150 million	0.039% of first $100 million
ON Capital Appreciation (Jennison)	0.015% over $250 million	0.038% of next $150 million
0.75% of first $10 million	ON Federated Strategic Dividend Value (Federated Equity)	0.037% of next $250 million
0.50% of next $30 million	0.50% of first $35 million	0.036% of next $500 million
0.35% of next $25 million	0.35% of next $65 million	0.035% over $1 billion
0.25% of next $335 million	0.25% over $100 million	ON Bristol Growth (Suffolk)
0.22% of next $600 million	ON Federated High Income Bond (Federated Investment)	0.45% of first $100 million
0.20% over $1 billion	0.50% of first $30 million	0.40% of next $400 million
ON International Equity (Lazard)	0.40% of next $20 million	0.35% over $500 million
0.40% on first $500 Million	0.30% of next $25 million	ON Risk Managed Balanced (Janus)
0.35% on next $500 Million	0.25% over $75 million	0.35% of first $500 million
0.32% over $1 Billion	ON ClearBridge Small Cap (ClearBridge)	0.25% over $500 million
ON Foreign (Templeton)	0.55% of first $200 million	ON Risk Managed Balanced (AnchorPath)
0.43% on first $500 Million	0.50% over $200 million	0.20% of first $500 million
0.38% on next $500 Million	ON Nasdaq-100® Index (Geode)[3]	0.15% over $500 million
0.35% over $1 Billion	0.05% of first $100 million
ON Janus Henderson Forty (Janus)	0.04% of next $150 million
0.55% of first $100 million	0.03% over $250 million
0.50% of next $400 million	ON Bristol (Suffolk)
0.45% over $500 million	0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

[2]

At a meeting held on November 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2018, Janus Capital Managment LLC replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management, L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The sub-advisory fee schedule for the Portfolio did not change.

156	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

[3]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2018, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2018.

For the period from May 1, 2018 to April 30, 2019, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed the following percentages of the average daily net assets (the “Expense Limitation Agreement.”):

Portfolio
ON Conservative Model	0.87%
ON Moderately Conservative Model	0.92%
ON Balanced Model	0.99%
ON Moderate Growth Model	1.04%
ON Growth Model	1.08%

For the period from March 1, 2017 to April 30, 2018, ONI contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expense of the five ON Model Portfolios exceeded the following percentages of the average daily net assets:

Portfolio
ON Conservative Model	0.82%
ON Moderately Conservative Model	0.87%
ON Balanced Model	0.94%
ON Moderate Growth Model	0.99%
ON Growth Model	1.03%

For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses (“AFFE”), which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Expense Limitation Agreement will continue at least through April 30, 2019. The Expense Limitation Agreement may only be terminated with the consent of the Board. Under the Expense Limitation Agreement, ONI is entitled to a reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of the applicable annual expense limitation in effect at the time of the expense payment or the reimbursement. There were no recorded liabilities related to this agreement at December 31, 2018.

157	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

Pursuant to the Expense Limitation Agreement, as described above, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio	Year Ended December 31, 2018	Period From March 1, 2017 (inception) to December 31, 2017
ON Conservative Model	$226,418	$225,670
ON Moderately Conservative Model	470,818	546,454
ON Balanced Model	1,505,609	2,175,981
ON Moderate Growth Model	1,692,796	3,208,708
ON Growth Model	638,268	787,420

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2018, the Fund incurred compliance expenses totaling $377,000, which are allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $150,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2018, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $802,499.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2018, and the year ended December 31, 2017, respectively, were as follows:

	ON Equity		ON Bond		ON Omni
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	543,340	10,642,597	2,259,416	11,214,295	333,499	266,862
Capital shares redeemed	(7,201,001)	(12,872,622)	(5,188,262)	(2,741,090)	(508,020)	(318,671)

Net increase/(decrease)	(6,657,661)	(2,230,025)	(2,928,846)	8,473,205	(174,521)	(51,809)

	ON Capital Appreciation		ON International Equity		ON Foreign
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	244,891	2,025,134	34,482,673	1,144,777	218,991	628,575
Capital shares redeemed	(650,640)	(4,338,944)	(5,279,130)	(2,568,809)	(653,067)	(634,666)

Net increase/(decrease)	(405,749)	(2,313,810)	29,203,543	(1,424,032)	(434,076)	(6,091)

	ON Janus Henderson Forty		ON Janus Henderson Venture		ON Janus Henderson Enterprise
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	5,693,993	709,785	807,578	6,189,442	1,370,764	174,034
Capital shares redeemed	(1,615,798)	(860,290)	(2,464,805)	(6,546,021)	(640,902)	(469,655)

Net increase/(decrease)	4,078,195	(150,505)	(1,657,227)	(356,579)	729,862	(295,621)

158	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

	ON S&P 500® Index		ON Federated Strategic Value Dividend		ON Federated High Income Bond
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	11,443,848	23,454,764	1,908,206	30,871,564	1,170,318	12,486,892
Capital shares redeemed	(10,664,652)	(19,338,265)	(15,617,523)	(27,981,608)	(6,860,078)	(13,338,819)

Net increase/(decrease)	779,196	4,116,499	(13,709,317)	2,889,956	(5,689,760)	(851,927)

	ON ClearBridge Small Cap		ON Nasdaq-100® Index		ON Bristol
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	230,406	3,994,874	11,099,181	6,783,625	829,082	6,848,458
Capital shares redeemed	(2,598,696)	(4,590,517)	(6,796,455)	(3,749,601)	(1,966,097)	(8,102,589)

Net increase/(decrease)	(2,368,290)	(595,643)	4,302,726	3,034,024	(1,137,015)	(1,254,131)

	ON Bryton Growth		ON ICON Balanced		ON S&P MidCap 400® Index
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital shares issued on sales	232,264	3,478,196	2,389,470	24,217,744	16,253,134	3,514,467
Capital shares redeemed	(1,433,520)	(5,814,782)	(22,056,812)	(28,797,829)	(1,498,050)	(1,597,043)

Net increase/(decrease)	(1,201,256)	(2,336,586)	(19,667,342)	(4,580,085)	14,755,084	1,917,424

	ON Bristol Growth		ON Risk Managed Balanced		ON Conservative Model
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	682,377	5,831,380	5,049,116	7,019,790	1,569,020	11,598,693
Capital shares redeemed	(1,728,342)	(6,841,925)	(4,626,549)	(5,162,331)	(3,300,032)	(2,132,216)

Net increase/(decrease)	(1,045,965)	(1,010,545)	422,567	1,857,459	(1,731,012)	9,466,477

	ON Moderately Conservative Model		ON Balanced Model		ON Moderate Growth Model
	Year Ended December 31, 2018	Period from March 1, 2017 (inception) to December 31, 2017	Year Ended December 31, 2018	Period from March 1, 2017 (inception) to December 31, 2017	Year Ended December 31, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	1,634,214	35,444,144	3,043,170	161,454,788	5,659,528	263,279,015
Capital shares redeemed	(8,637,861)	(4,941,775)	(32,518,291)	(16,972,493)	(49,240,271)	(23,746,889)

Net increase/(decrease)	(7,003,647)	30,502,369	(29,475,121)	144,482,295	(43,580,743)	239,532,126

	ON Growth Model
	Year Ended December 31, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	3,385,893	53,788,591
Capital shares redeemed	(9,165,822)	(5,012,375)

Net increase/(decrease)	(5,779,929)	48,776,216

159	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2018 were as follows:

	ON Equity	ON Bond	ON Omni	ON Capital Appreciation	ON International Equity
Cost of purchases	$108,965,617	$112,686,165	$146,705,632	$63,063,459	$635,414,556
Proceeds from sales	$408,291,802	$130,926,995	$150,310,726	$84,448,870	$193,227,742

	ON Foreign	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index
Cost of purchases	$15,198,532	$147,657,378	$84,867,989	$131,164,590	$261,157,575
Proceeds from sales	$27,124,273	$56,145,136	$142,086,563	$100,797,101	$212,697,167

	ON Federated Strategic Value Dividend	ON Federated High Income Bond	ON ClearBridge Small Cap	ON Nasdaq-100® Index	ON Bristol
Cost of purchases	$79,249,143	$36,848,773	$93,764,085	$157,601,179	$539,130,159
Proceeds from sales	$288,390,568	$124,205,928	$237,767,338	$ 75,188,539	$573,290,347

	ON Bryton Growth	ON ICON Balanced	ON S&P MidCap 400® Index	ON Bristol Growth	ON Risk Managed Balanced
Cost of purchases	$97,049,352	$248,500,982	$310,727,514	$310,454,290	$236,762,266
Proceeds from sales	$131,126,546	$558,448,443	$40,306,960	$333,660,228	$244,454,131

	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$31,174,919	$108,653,441	$515,607,753	$1,157,718,720	$318,203,194
Proceeds from sales	$47,574,822	$177,860,885	$813,119,023	$1,608,490,113	$377,473,770

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2018 were as follows:

	ON Bond	ON Omni	ON ICON Balanced	ON Risk Managed Balanced
Cost of purchases	$3,690,781	$928,039	$84,352,874	$184,772,487
Proceeds from sales	$12,912,051	$1,243,699	$185,848,407	$163,259,339

(6)	Financial Instruments

The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts

160	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The ON ICON Balanced Portfolio held and purchased put options during the year ended December 31, 2018. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio. Transactions involving purchased options by the ON ICON Balanced Portfolio for the year ended December 31, 2018 were: Cost of purchases: $2.0 million, Proceeds from sales: $0.8 million.

The ON Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the year ended December 31, 2018. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the year ended December 31, 2018 were: Cost of purchases: $28.8 million, Proceeds from sales: $26.5 million.

Written and purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

161	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of the ON S&P 500® Index, ON Nasdaq-100® Index, and ON S&P MidCap 400® Index Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2018 as collateral for the Portfolios’ futures contracts. The futures contracts were used by the Portfolios for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. There were other futures contracts that were executed and closed in the Portfolios during the year ended December 31, 2018. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2018. For the year ended December 31, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON S&P 500® Index Portfolio were $255.8 million and $253.8 million, respectively. For the year ended December 31, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON Nasdaq-100® Index Portfolio were $73.6 million and $74.4 million, respectively. For the year ended December 31, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON S&P MidCap 400® Index Portfolio were $8.0 million and $8.4 million, respectively.

Portions of the ON Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2018 as collateral for the Portfolio’s futures contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the ON Risk Managed Balanced Portfolio during the year ended December 31, 2018. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2018. For the year ended December 31, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $1,292.1 million and $1,279.4 million, respectively.

162	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2018, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON S&P 500® Index	Futures contracts	Equity price	$9,143,980	$9,103,880	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	1,013,320	1,006,669	(1)

ON S&P MidCap 400® Index	Futures contracts	Equity price	332,440	334,356	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	226,553,260	223,796,498	(1)

	Purchased options	Equity price	25,509,952	—	(2)

(1)

Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts.

(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON S&P 500® Index	Futures contracts	Equity price	$(575,561)	$56,528	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	20,238	692	(1),(2)

ON ICON Balanced	Purchased options	Equity price	(1,842,234)	591,246	(3),(4)

ON S&P MidCap 400® Index	Futures contracts	Equity price	(124,393)	(9,669)	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	(6,518,525)	3,601,820	(1),(2)

	Purchased options	Equity price	2,322,286	(2,945,694)	(3),(4)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2018, there were no outstanding derivative transactions subject to netting arrangements.

163	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

At December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Unrealized Appreciation (Depreciation) on Foreign Currency and Futures	Total Accumulated Earnings (Deficit)
ON Equity	$ —	$ —	$ —	$—	$(6,839,994)	$419	$(6,839,575)
ON Bond	—	—	—	(1,352,096)	(12,580,235)	—	(13,932,331)
ON Omni	—	—	—	—	(7,420,375)	—	(7,420,375)
ON Capital Appreciation	—	—	—	—	(8,673,959)	141	(8,673,818)
ON International Equity	—	—	—	(12,495,862)	(64,996,155)	1,650	(77,490,367)
ON Foreign	—	—	—	—	(8,971,339)	(335)	(8,971,674)
ON Janus Henderson Forty	—	—	—	—	(2,767,762)	—	(2,767,762)
ON Janus Henderson Venture	—	—	—	—	19,959,759	323	19,960,082
ON Janus Henderson Enterprise	—	—	—	—	(8,970,829)	7	(8,970,822)
ON S&P 500® Index	—	—	—	—	100,560,346	—	100,560,346
ON Federated Strategic Value Dividend	—	—	—	—	(35,354,389)	6,672	(35,347,717)
ON Federated High Income Bond	—	—	—	(4,771,655)	(18,163,371)	—	(22,935,026)
ON ClearBridge Small Cap	—	—	—	—	(10,964,253)	—	(10,964,253)
ON Nasdaq-100® Index	—	—	—	—	43,167,716	—	43,167,716
ON Bristol	—	—	—	—	(25,720,995)	—	(25,720,995)
ON Bryton Growth	—	—	—	—	(4,818,688)	—	(4,818,688)
ON ICON Balanced	—	—	—	—	(17,678,959)	(15)	(17,678,974)
ON S&P MidCap 400® Index	—	—	—	—	(51,201,535)	—	(51,201,535)
ON Bristol Growth	—	—	—	—	(11,533,900)	—	(11,533,900)
ON Risk Managed Balanced	—	—	—	—	21,239,232	—	21,239,232
ON Conservative Model	—	—	—	—	(5,649,113)	—	(5,649,113)
ON Moderately Conservative Model	—	—	—	—	(25,873,979)	—	(25,873,979)
ON Balanced Model	—	—	—	—	(164,596,016)	—	(164,596,016)
ON Moderate Growth Model	—	—	—	—	(362,445,946)	—	(362,445,946)
ON Growth Model	—	—	—	—	(90,326,918)	—	(90,326,918)

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

164	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2018 that are available to offset future realized gains, if any:

		No	No
	Total Loss	Expiration	Expiration
Portfolio	Carryforward	Short Term	Long Term
ON Bond Portfolio	$1,352,096	$1,193,752	$158,344
ON International Equity Portfolio	12,495,862	12,495,862	—
ON Federated High Income Bond Portfolio	4,771,655	89,495	4,682,160

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2018 for federal income tax purposes.

				ON Capital	ON International
	ON Equity	ON Bond	ON Omni	Appreciation	Equity	ON Foreign
Gross unrealized:
Appreciation	$24,194,591	$489,141	$905,584	$6,491,048	$8,687,136	$838,894
Depreciation	(31,034,585)	(13,069,376)	(8,325,959)	(15,165,007)	(73,683,291)	(9,810,233)

Net unrealized appreciation (depreciation)	$(6,839,994)	$(12,580,235)	$(7,420,375)	$(8,673,959)	$(64,996,155)	$(8,971,339)

Aggregate cost of investments:	$243,913,991	$270,678,259	$60,578,078	$98,926,046	$583,730,178	$64,007,739

		ON Janus	ON Janus		ON Federated	ON Federated
	ON Janus	Henderson	Henderson	ON S&P 500®	Strategic Value	High Income
	Henderson Forty	Venture	Enterprise	Index	Dividend	Bond
Gross unrealized:
Appreciation	$8,958,864	$39,044,736	$3,160,463	$164,029,555	$11,114,765	$379,587
Depreciation	(11,726,626)	(19,084,977)	(12,131,292)	(63,469,209)	(46,469,154)	(18,542,958)

Net unrealized appreciation (depreciation)	$(2,767,762)	$19,959,759	$(8,970,829)	$100,560,346	$(35,354,389)	$(18,163,371)

Aggregate cost of investments:	$153,386,535	$187,135,033	$111,713,468	$1,010,502,773	$355,444,752	$217,504,031

	ON ClearBridge	ON Nasdaq-100®			ON ICON	ON S&P MidCap
	Small Cap	Index	ON Bristol	ON Bryton Growth	Balanced	400® Index
Gross unrealized:
Appreciation	$15,961,251	$53,890,168	$2,832,436	$531,410	$30,555,696	$2,823,418
Depreciation	(26,925,504)	(10,722,452)	(28,553,431)	(5,350,098)	(48,234,655)	(54,024,953)

Net unrealized appreciation (depreciation)	$(10,964,253)	$43,167,716	$(25,720,995)	$(4,818,688)	$(17,678,959)	$(51,201,535)

Aggregate cost of investments:	$136,796,888	$283,389,897	$177,772,358	$27,666,574	$483,985,249	$357,656,305

				ON Moderately
	ON Bristol	ON Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate
	Growth	Balanced	Model	Model	Model	Growth Model
Gross unrealized:
Appreciation	$2,851,461	$37,121,661	$—	$2,754	$758,080	$5,371,596
Depreciation	(14,385,361)	(15,882,429)	(5,649,113)	(25,876,733)	(165,354,096)	(367,817,542)

Net unrealized appreciation (depreciation)	$(11,533,900)	$21,239,232	$(5,649,113)	$(25,873,979)	$(164,596,016)	$(362,445,946)

Aggregate cost of investments:	$98,172,849	$328,905,191	$84,679,071	$263,166,575	$1,311,893,922	$2,308,207,848

165	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

ON Growth Model
Gross unrealized:
Appreciation	$1,059,994
Depreciation	(91,386,912)

Net unrealized appreciation (depreciation)	$(90,326,918)

Aggregate cost of investments:	$514,679,046

There were no cash distributions paid to shareholders for the years ended December 31, 2018, as the tax liability of the Portfolios is intended to be passed on to shareholders through consent dividends.

The tax character of consent dividend distributions recognized, as well as other reclassifications of capital accounts due to permanent tax differences for the year ended December 31, 2018, were as follows (in aggregate):

	Consent Dividend Distribution Reclassifications			Other Reclassifications
					Accumulated
		Net			Undistributed	Accumulated
	Ordinary	Long-Term	Total		Net Investment	Net Realized
Portfolio	Income*	Capital Gains	Distribution	Paid-in Capital	Income	Gain (Loss)
ON Equity	$12,595,709	$ 27,021,135	$39,616,844	$(686,225)	$(40,273)	$726,498
ON Bond	9,665,092	—	9,665,092	—	(496)	496
ON Omni	1,289,971	4,474,333	5,764,304	—	—	—
ON Capital Appreciation	3,678,537	10,039,528	13,718,065	(192,879)	8,813	184,066
ON International Equity	9,257,690	—	9,257,690	2	59,421	(59,423)
ON Foreign	1,488,810	279,878	1,768,688	(5)	184,447	(184,442)
ON Janus Henderson Forty	—	8,957,000	8,957,000	(181,772)	181,828	(56)
ON Janus Henderson Venture	2,608,972	33,102,527	35,711,499	67,081	539,209	(606,290)
ON Janus Henderson Enterprise	4,192,386	15,801,567	19,993,953	(114)	(9,865)	9,979
ON S&P 500® Index	19,284,882	125,907,062	145,191,944	(86,284)	(227,548)	313,832
ON Federated Strategic Value Dividend	18,768,679	13,760,575	32,529,254	19,769	(621,837)	602,068
ON Federated High Income Bond	15,228,668	—	15,228,668	—	—	—
ON ClearBridge Small Cap	3,117,417	34,831,372	37,948,789	(248,265)	(90,608)	338,873
ON Nasdaq-100® Index	2,359,160	47,353,899	49,713,059	(71,657)	—	71,657
ON Bristol	4,910,356	18,969,467	23,879,823	1	—	(1)
ON Bryton Growth	8,402,902	502,874	8,905,776	(2,823)	278,025	(275,202)
ON ICON Balanced	11,809,619	28,500,295	40,309,914	(3)	14,479	(14,476)
ON S&P MidCap 400® Index	2,531,429	4,001,743	6,533,172	2,133	(256,283)	254,150
ON Bristol Growth	3,352,103	13,634,538	16,986,641	—	—	—
ON Risk Managed Balanced	4,454,280	7,507,812	11,962,092	(39,737)	(44,939)	84,676
ON Conservative Model	2,803,756	1,674,556	4,478,312	(257)	969,029	(968,772)
ON Moderately Conservative Model	8,282,931	9,026,959	17,309,890	(27,633)	3,623,507	(3,595,874)
ON Balanced Model	37,204,396	74,393,236	111,597,632	(176,215)	18,222,695	(18,046,480)
ON Moderate Growth Model	59,085,158	159,064,320	218,149,478	(478,754)	33,013,766	(32,535,012)
ON Growth Model	11,928,158	42,641,392	54,569,550	(117,654)	7,135,513	(7,017,859)

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

166	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2018

(8)	Legal Matters

In December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York (“District Court”).

Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals. On March 29, 2016, the Court of Appeals affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. The Supreme Court has not yet decided whether to grant certiorari. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Court of Appeals or the District Court to consider, among other things, whether the Court of Appeal’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review. The Second Circuit has not yet provided any specific timing for, or guidance on, next steps.

In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit Court of Appeals. Because of a procedural issue, however, the plaintiff cannot automatically appeal the decision, but must first obtain permission from the District Court. On January 14, 2019, the District Court held a status conference during which it indicated that the plaintiff would be allowed to file a motion seeking reconsideration of the prior dismissal of the intentional fraudulent transfer claims; the Trustee has not yet filed its motion. In the meantime, the parties are discussing a potential mediation. If that fails, the remaining parties involved will engage in limited discovery that should not impact the shareholder defendants. Under the District Court’s discovery plan, the shareholder defendants should be treated as third parties for discovery purposes.

The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

167

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

     Ohio National Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the ON Equity Portfolio (formerly Equity Portfolio), ON Bond Portfolio (formerly Bond Portfolio), ON Omni Portfolio (formerly Omni Portfolio), ON Capital Appreciation Portfolio (formerly Capital Appreciation Portfolio), ON International Equity Portfolio, ON Foreign Portfolio, ON Janus Henderson Forty Portfolio (formerly Aggressive Growth Portfolio), ON Janus Henderson Venture Portfolio (formerly Small Cap Growth Portfolio), ON Janus Henderson Enterprise Portfolio (formerly Mid Cap Opportunity Portfolio), ON S&P 500 Index Portfolio (formerly S&P 500 Index Portfolio), ON Federated Strategic Value Dividend Portfolio (formerly Strategic Value Portfolio), ON Federated High Income Bond Portfolio (formerly High Income Bond Portfolio), ON ClearBridge Small Cap Portfolio (formerly Clearbridge Small Cap Portfolio), ON Nasdaq-100 Index Portfolio (formerly Nasdaq-100 Index Portfolio), ON Bristol Portfolio (formerly Bristol Portfolio), ON Bryton Growth Portfolio (formerly Bryton Growth Portfolio), ON ICON Balanced Portfolio (formerly Balanced Portfolio), ON S&P MidCap 400 Index Portfolio (formerly S&P MidCap 400 Index Portfolio), ON Bristol Growth Portfolio (formerly Bristol Growth Portfolio), ON Risk Managed Balanced Portfolio (formerly Risk Managed Balanced Portfolio) (each a “Portfolio” and collectively the “Portfolios” of Ohio National Fund, Inc.), ON Conservative Model Portfolio, ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio (each a “Model Portfolio” and collectively, the “Model Portfolios” of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended for the Portfolios and the year ended December 31, 2018 and the period from March 1, 2017 to December 31, 2017 for the Model Portfolios, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios and Model Portfolios as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended for the Portfolios and for the years or periods in the two year period then ended for the Model Portfolios, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ and Model Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios and Model Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians, brokers, and transfer agents, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.

Columbus, Ohio
February 25, 2019

Ohio National Fund, Inc.

Additional Information	December 31, 2018 (Unaudited)

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

At a meeting held on November 15, 2018, the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). The Directors further noted that, for those Portfolios subject to the Securities and Exchange Commission order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. When warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Advisory Agreement and sub-advisory agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2018, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and sub-advisory agreement review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers and other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

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For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted the representations of the Adviser’s representatives that the Adviser performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well. The Directors also noted that the Adviser periodically changes the mix of the underlying funds as a result of its reviews.

For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. With respect to the ON Equity Portfolio, in the course of their deliberations at the meeting, the Directors determined to replace the current Sub-Adviser to the Portfolio with a new sub-adviser as of May 1, 2019. With the exception of the services of the Sub-Adviser to the ON Equity Portfolio, it was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2018, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with Adviser representatives the returns of certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion and all funds identified as being funds of funds. The Morningstar Peer Groups also excluded non-index funds for the ON S&P 500 Index® Portfolio, ON S&P MidCap 400® Index Portfolio, and the ON Nasdaq-100® Index Portfolio and excluded index funds for all other Portfolios.

The Board looked at the average net assets for the funds in each Portfolio’s respective Morningstar Peer Group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had net assets equal to the Morningstar Peer Group’s average net assets. The Board considered that comparison on an absolute and percentile ranking basis.

When applicable, the Board considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

When applicable, the Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis and noted that, in the past, the Adviser had negotiated decreases in the sub-advisory fee for certain Portfolios and that Adviser usually passed the decrease on to shareholders by reducing its advisory fee. The Board considered the fees the Adviser and Sub-Advisers charged to their separately managed institutional accounts and other accounts, and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.

Profitability

The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from 24.89% to 85.22% with average profitability of 56.31% (without deducting distribution expenses) and ranged from 21.35% to 79.56% with average profitability of 44.84% (after deducting distribution expenses). The Directors also noted that the Adviser, and not the Portfolios, is responsible for

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Additional Information (Continued)	December 31, 2018 (Unaudited)

paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations may not account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions), and that profitability would be less for each Portfolio if these costs were included. The Directors discussed that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent makes money on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. They further considered the breakpoints established in the sub-advisory agreements and considered the impact of these breakpoints on the Sub-Adviser’s profitability. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2018.

ON Equity Portfolio (Adviser – ONI, Sub-Adviser – ClearBridge). The Directors reviewed the comparative performance information for the Portfolio as sub-advised by ClearBridge, but noted that, at the recommendation of the Adviser, they had determined to replace ClearBridge as the sub-adviser for the Portfolio (after identification and approval of a new sub-adviser) effective May 1, 2019 due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the selection of a new sub-adviser. The Directors noted that although the Portfolio’s advisory fee was higher than the peer group average, its net expense ratio was below the peer group average. Overall, the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the ClearBridge sub-advisory agreement for the period until a new sub-adviser assumes the sub-adviser role.

ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio slightly underperformed, but provided returns in line with, its peer group average across all time periods and had also provided returns in line with its benchmark index for all time periods (underperforming in all except the 3-year period). The Directors noted that the Portfolio’s advisory fee was slightly above with the peer group average, while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

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ON Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Directors observed that the Portfolio outperformed its peer group average over each period except the year-to-date period and had underperformed its benchmark index for each period except the 3- and 5-year periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below its peer group’s averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Directors observed that the Portfolio underperformed its peer group average and benchmark index across all time periods. A representative of the Adviser commented that although the Portfolio is an all-cap fund, with 37% of the Portfolio invested in mid- and small-cap stocks at the quarter-end, it was being compared to a large-cap blend peer group. The Adviser representative stated that large- and mega-cap stocks have outperformed mid-and small-cap stocks for an extended period, and that the Portfolio’s returns were more in line with the broader mid-cap index. The Directors acknowledged that the Portfolio’s strategy was under-rewarded in the current market, but expected the strategy to yield better returns when the market changes. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s averages. They considered that the Portfolio was an all-cap fund, which justifies a higher fee than the large cap funds making up the majority of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable, and that the advisory and sub-advisory fees were reasonable.

ON International Equity Portfolio (Adviser – ONI, Sub-Adviser – Lazard). The Directors recalled that Lazard took over as Sub-Adviser in 2017 and noted that the Portfolio outperformed its peer group over the year-to-date and 1-year period, but underperformed the benchmark index over the same periods. A representative of the Adviser noted that the Portfolio was overweight in emerging markets and attributed the Portfolio’s underperformance relative to the benchmark index to stock selection in Japan. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below its peer group’s averages. Overall, the Directors concluded that Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Foreign Portfolio (Adviser – ONI, Sub-Adviser – Templeton). The Directors recalled that Templeton assumed the role of Sub-Adviser to the Portfolio in May of 2017, and that the Portfolio outperformed its benchmark index and peer group average for the year-to-date. The Directors noted that the Portfolio underperformed its benchmark index and peer group average across all other periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s averages, but that the Portfolio’s size was smaller than the average size of the funds in the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable, and that the advisory fee was reasonable.

ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it had outperformed its benchmark index and peer group average across all periods with a top-quartile ranking for each period. A representative of the Adviser commented that stock selection within the technology sector was the main driver of the Portfolio’s outperformance. The Directors noted that although the Portfolio’s advisory fee was above the peer group average, its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio outperformed its benchmark index over the year-to-date, 1- and 5-year periods and performed in-line with the benchmark over the 3-year period. The Directors observed that the Portfolio outperformed its peer group average, and ranked in the top quartile over the 5-year period. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below its peer group’s averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors recalled that Janus assumed the role of Sub-Adviser to the Portfolio on May 1, 2018. The Directors noted that the Portfolio had underperformed its benchmark index and peer group averages for all periods shown but had shown improvement for the year-to-date, with its performance in the 54th percentile for its peer group. The Directors observed that although the Portfolio’s advisory fee was above its peer group average, its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, its performance generally was in line with the index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

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Additional Information (Continued)	December 31, 2018 (Unaudited)

ON Federated Strategic Value Dividend Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Directors acknowledged that the Portfolio underperformed its benchmark index and peer group average for each of the periods. They also discussed a summary of dividend yield and dividend growth for the Portfolio, noting that the Portfolio was meeting its objective of obtaining dividend yield. The Directors also noted that although the Portfolio’s advisory fee was above the average of its peer group, its net expense ratio was below its peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio underperformed its benchmark index and peer group for each of the periods, except that it outperformed its peer group for the 3- and 5-year periods and ranked in the top quartile among its peer group for the 5-year period. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON ClearBridge Small Cap Portfolio (Adviser – ONI, Sub-Adviser – ClearBridge). The Directors observed that the Portfolio outperformed its benchmark index for all periods and underperformed its peer group average for each period except the 3-year period, noting that ClearBridge assumed responsibility as Sub-Adviser in 2015. The Directors considered that the Portfolio’s advisory fee and net expense ratio were above its peer group’s averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the Portfolio’s advisory fee was above the peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Directors noted that the Portfolio underperformed its benchmark index for each period except the 5-year period and underperformed its peer group average for each period except the 3- and 5-year periods. The Directors recognized that for the 5-year period, the Portfolio’s performance ranked in the 3rd percentile of its peer group. The Directors considered that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s net expense ratio was in-line with the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Directors noted that the Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year period, and was generally in-line with the benchmark index and its peer group average for the 3- and 5-year periods. A representative of the Adviser pointed out that the Portfolio ranked in the top quartile of its peer group for the year-to-date and 1-year periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below its peer group’s averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON ICON Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio underperformed its benchmark index for each of the periods shown and its peer group average for all time periods except the year-to-date. A representative of the Adviser attributed the underperformance to the equity portion of the Portfolio, but noted the fixed income portion of the Portfolio had continued to perform well. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below its peer group’s averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P MidCap 400® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Portfolio had only been operating as an index fund since December 16, 2016, and the Directors therefore did not consider performance for the 3- and 5-year periods. The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date and 1-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that Portfolio’s advisory fee and net expense ratio were higher than the averages of its peer group, but that the size of the peer group was small. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Directors discussed that the Portfolio underperformed its benchmark index over each period shown and its peer group average for each period except the 5-year period. The Directors commented that the Portfolio’s performance for the 3-year period was slightly below the average of its peer group and that its

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Additional Information (Continued)	December 31, 2018 (Unaudited)

performance for the 5-year period was above its peer group average. The Directors noted that although the Portfolio’s advisory fee was above its peer group average, the net expense ratio was below the average for its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Advisers – Janus and AnchorPath). The Directors noted that the Portfolio outperformed its peer group average for all periods shown. The Directors noted that much of the Portfolio’s performance was in the top quartile of its peer group for all periods shown and that the Janus-managed sleeve had performed according to expectations in a generally rising market. The Directors noted that the AnchorPath component of the Portfolio was a risk management overlay without available comparison data, but considered the comment of the Adviser’s representative that AnchorPath’s performance was in line with that of other insurance funds with risk management overlays. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s averages. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Model Portfolios

With respect to each of the fund of funds Portfolios (the “ON Model Portfolios”), the Directors noted that the Adviser had made significant changes in the mix of underlying funds, particularly among the equity funds, to reduce or remove underperforming funds and to provide more balance between growth and value. They also noted that each fund of funds Portfolios had shown significant improvement in performance relative to its peer group over the most recent quarter ended September 30, 2018, which a representative of the Adviser attributed to its adjustments. The representative of the Adviser also indicated that it had not determined whether it would extend the expense caps for these Portfolios for an additional year. The representative pointed out, however, that the gross advisory fees for three of the Portfolios were at or below the peer group average, and that the fees for the other two Portfolios were 2 basis points and 4 basis points, respectively, higher than the peer group average.

ON Conservative Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1- year period, it outperformed the benchmark index and peer group average for the quarter-to-date. A representative of the Adviser reported that the Portfolio’s performance was in line with the benchmark index and slightly below its peer group average for the since inception period. The Directors noted that although the Portfolio’s advisory fee was higher than the average of its peer group, its net expense ratio was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderately Conservative Model Portfolio (Adviser – ONI). The Directors noted that the Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1- year periods, but outperformed the benchmark index and peer group average for the quarter-to-date. The Directors observed that the Portfolio’s advisory fee and net expense ratio were lower than the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Balanced Model Portfolio (Adviser – ONI). The Directors observed that the Portfolio underperformed its benchmark index and peer group average for all periods. The Directors noted that the Portfolio’s performance for the quarter-to-date was more in line with the benchmark index. The Directors noted that the Portfolio’s advisory fee and net expense ratio were lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderate Growth Model Portfolio (Adviser – ONI). The Directors observed that the Portfolio underperformed its benchmark index and peer group average for all periods. The Directors noted that the Portfolio’s performance improved for the quarter-to-date and was more in line with the benchmark index and peer group average. The Directors also noted that the Portfolio’s advisory fee was on par with the average of its peer group, and that the net expense ratio was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Growth Model Portfolio (Adviser – ONI). The Directors observed that the Portfolio underperformed its benchmark index and peer group for all periods shown. The Directors noted that the Portfolio’s performance improved for the quarter-to-date and was more in line with the benchmark index. The Directors noted that the Portfolio’s advisory fee was on par with the average of its peer group, and that the net expense ratio was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser(s) had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser(s) were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a

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Sub-Adviser) and the Sub-Adviser(s) were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser(s) maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2018 and held through December 31, 2018.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2018	Ending Investment Value 12/31/2018	Expenses Paid During Period* 7/1/2018 – 12/31/2018	Expense Ratio During Period 7/1/2018 – 12/31/2018 (Annualized)
ON Equity	$1,000.00	$878.30	$3.88	0.82%
ON Bond	$1,000.00	$1,001.80	$2.98	0.59%
ON Omni	$1,000.00	$855.90	$3.60	0.77%
ON Capital Appreciation	$1,000.00	$852.70	$4.20	0.90%
ON International Equity	$1,000.00	$889.70	$4.00	0.84%
ON Foreign	$1,000.00	$877.60	$5.92	1.25%
ON Janus Henderson Forty	$1,000.00	$926.20	$4.13	0.85%
ON Janus Henderson Venture	$1,000.00	$838.90	$3.94	0.85%
ON Janus Henderson Enterprise	$1,000.00	$919.10	$4.60	0.95%
ON S&P 500® Index	$1,000.00	$929.60	$1.85	0.38%
ON Federated Strategic Value Dividend	$1,000.00	$960.10	$3.80	0.77%
ON Federated High Income Bond	$1,000.00	$973.00	$3.78	0.76%
ON ClearBridge Small Cap	$1,000.00	$860.30	$4.22	0.90%
ON Nasdaq-100® Index	$1,000.00	$901.70	$1.97	0.41%
ON Bristol	$1,000.00	$816.00	$3.80	0.83%
ON Bryton Growth	$1,000.00	$822.70	$4.96	1.08%
ON ICON Balanced	$1,000.00	$889.00	$3.09	0.65%
ON S&P MidCap 400® Index	$1,000.00	$857.90	$2.25	0.48%
ON Bristol Growth	$1,000.00	$819.70	$4.08	0.89%
ON Risk Managed Balanced	$1,000.00	$980.30	$4.94	0.99%
ON Conservative Model	$1,000.00	$983.60	$1.30	0.26%
ON Moderately Conservative Model	$1,000.00	$959.10	$1.43	0.29%
ON Balanced Model	$1,000.00	$934.40	$1.56	0.32%
ON Moderate Growth Model	$1,000.00	$907.70	$1.78	0.37%

175	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2018 (Unaudited)

Portfolio	Beginning Investment Value 7/1/2018	Ending Investment Value 12/31/2018	Expenses Paid During Period* 7/1/2018 – 12/31/2018	Expense Ratio During Period 7/1/2018 – 12/31/2018 (Annualized)
ON Growth Model	$1,000.00	$889.90	$1.81	0.38%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2018	Ending Investment Value 12/31/2018	Expenses Paid During Period* 7/1/2018 – 12/31/2018	Expense Ratio During Period 7/1/2018 – 12/31/2018 (Annualized)
ON Equity	$1,000.00	$1,021.07	$4.18	0.82%
ON Bond	$1,000.00	$1,022.23	$3.01	0.59%
ON Omni	$1,000.00	$1,021.32	$3.92	0.77%
ON Capital Appreciation	$1,000.00	$1,020.67	$4.58	0.90%
ON International Equity	$1,000.00	$1,020.97	$4.28	0.84%
ON Foreign	$1,000.00	$1,018.90	$6.36	1.25%
ON Janus Henderson Forty	$1,000.00	$1,020.92	$4.33	0.85%
ON Janus Henderson Venture	$1,000.00	$1,020.92	$4.33	0.85%
ON Janus Henderson Enterprise	$1,000.00	$1,020.42	$4.84	0.95%
ON S&P 500® Index	$1,000.00	$1,023.29	$1.94	0.38%
ON Federated Strategic Value Dividend	$1,000.00	$1,021.32	$3.92	0.77%
ON Federated High Income Bond	$1,000.00	$1,021.37	$3.87	0.76%
ON ClearBridge Small Cap	$1,000.00	$1,020.67	$4.58	0.90%
ON Nasdaq-100® Index	$1,000.00	$1,023.14	$2.09	0.41%
ON Bristol	$1,000.00	$1,021.02	$4.23	0.83%
ON Bryton Growth	$1,000.00	$1,019.76	$5.50	1.08%
ON ICON Balanced	$1,000.00	$1,021.93	$3.31	0.65%
ON S&P MidCap 400® Index	$1,000.00	$1,022.79	$2.45	0.48%
ON Bristol Growth	$1,000.00	$1,020.72	$4.53	0.89%
ON Risk Managed Balanced	$1,000.00	$1,020.21	$5.04	0.99%
ON Conservative Model	$1,000.00	$1,023.89	$1.33	0.26%
ON Moderately Conservative Model	$1,000.00	$1,023.74	$1.48	0.29%
ON Balanced Model	$1,000.00	$1,023.59	$1.63	0.32%
ON Moderate Growth Model	$1,000.00	$1,023.34	$1.89	0.37%
ON Growth Model	$1,000.00	$1,023.29	$1.94	0.38%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3) Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2018, that were incurred for the 2018 tax year, that qualify for the corporate dividends received deduction are as follows:

ON Equity	47.89%
ON Bond	0.00%
ON Omni	52.48%
ON Capital Appreciation	41.04%

ON International Equity	0.00%
ON Foreign	1.24%
ON Janus Henderson Forty	0.00%
ON Janus Henderson Venture	45.10%

176	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2018 (Unaudited)

ON Janus Henderson Enterprise	14.50%
ON S&P 500® Index	100.00%
ON Federated Strategic Value Dividend	62.29%
ON Federated High Income Bond	0.00%
ON ClearBridge Small Cap	48.81%
ON Nasdaq-100® Index	100.00%
ON Bristol	50.98%
ON Bryton Growth	2.17%
ON ICON Balanced	40.25%

ON S&P MidCap 400® Index	74.58%
ON Bristol Growth	38.44%
ON Risk Managed Balanced	63.88%
ON Conservative Model	8.68%
ON Moderately Conservative Model	14.29%
ON Balanced Model	19.91%
ON Moderate Growth Model	26.67%
ON Growth Model	30.96%

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2018:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
ON International Equity	$1,329,329	$0.0335	97.57%
ON Foreign	$221,631	$0.1128	97.83%
ON Conservative Model	$8,200	$0.0011	2.05%
ON Moderately Conservative Model	$61,696	$0.0026	5.01%
ON Balanced Model	$548,969	$0.0048	9.26%
ON Moderate Growth Model	$1,240,614	$0.0063	12.89%
ON Growth Model	$324,023	$0.0075	16.62%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

(4)	Other Disclosures

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-Q. Form N-Q is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

177

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2018 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent
Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	76	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014 - present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012 - present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	64	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010 - present), Ludlow Ward Capital Advisors LLC (2005 - 2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	60	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	70	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).

Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	79	Chairman and Director	Indefinite; Since July 1997	25	Insurance industry consultant (April 2010 - present), President: Ohio National Fund, Inc. (1997 - 2010); Director and Vice Chairman: ONLIC (1997 - 2010); President and CEO: NSLA (2002 - 2010); Director: NSLA.

Officers

Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	59	President	Indefinite; Since March 2017		Senior Vice President and Chief Product Officer: ONLIC (September 2018 - Present); President: NSLAC (May 2016 - Present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 - September 2018); Senior Vice President, Chief Risk Officer: ONLIC (September 2015 - December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012 - September 2015)

Paul J. Gerard One Financial Way Cincinnati, Ohio	59	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - present); Senior Vice President, Investments: ONLIC (July 2012 - December 2015)

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	December 31, 2018 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

R. Todd Brockman One Financial Way Cincinnati, Ohio	50	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014 - present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007 - February 2014); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	44	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	46	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Compliance Analyst: ONLIC (April 2013 - January 2014); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016 - December 2017); Chief Compliance Officer: Suffolk (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).

Daniel P. Leming One Financial Way Cincinnati, Ohio	33	Assistant Treasurer	Indefinite; Since March 2016		Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

179

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Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-19

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, uponrequest, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.
	Audits of the Portfolios:
	Fiscal year ended December 31, 2018:	$338,500
	Fiscal year ended December 31, 2017:	$328,500

(b)	Audit-Related Fees.
	Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:
	Fiscal year ended December 31, 2018:	$8,000
	Fiscal year ended December 31, 2017:	$8,000

(c)	Tax Fees.
	Fiscal year ended December 31, 2018:	$126,000
	Fiscal year ended December 31, 2017:	$118,875

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2018 and 2017, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item(b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt

Michael J. DeWeirdt
President
(Principal Executive Officer)
March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt

Michael J. DeWeirdt
President
(Principal Executive Officer)
March 6, 2019

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 6, 2019